Registration Nos. 333-195390 and 811-22959
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 2024

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER The Securities Act of 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☒
and/or
REGISTRATION STATEMENT
UNDER The Investment Company Act of 1940	☐
Amendment No. 58	☒
(Check appropriate box or boxes)

1290 FUNDS
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, New York 10105
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (212) 554-1234

Shane Daly
Executive Vice President, General Counsel and Secretary
Equitable Investment Management, LLC
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Please send copies of all communications to:
Mark C. Amorosi, Esq.
K&L Gates LLP
1601 K Street N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment
Title of Securities Being Registered: Class A, Class I, Class R and Class T Shares of Beneficial Interest
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
if appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT
This registration statement is comprised of the following:
Cover Sheet
Contents of Registration Statement
Part A – Prospectus for 1290 Avantis® U.S. Large Cap Growth Fund (formerly known as 1290 Retirement 2060 Fund), 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund and 1290 SmartBeta Equity Fund (together, the “1290 Funds”); and Prospectus for 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund and 1290 Retirement 2055 Fund (together, the “1290 Retirement Funds”).
Part B – Statement of Additional Information for the 1290 Funds and Statement of Additional Information for the 1290 Retirement Funds.
Part C – Other Information
Signature Page
Exhibits

Prospectus
This Prospectus describes the Funds listed below. Each Fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.
Fund+	Share Class (Ticker)
1290 Avantis® U.S. Large Cap Growth Fund*	Class A (TNRAX); Class T (TNRCX)**; Class I (TNXIX); Class R (TNXRX)***
1290 Diversified Bond Fund	Class A (TNUAX); Class T (TNUCX)**; Class I (TNUIX); Class R (TNURX)
1290 Essex Small Cap Growth Fund	Class A (ESCFX); Class T (ESCHX)**; Class I (ESCJX); Class R (ESCKX)
1290 GAMCO Small/Mid Cap Value Fund	Class A (TNVAX); Class T (TNVCX)**; Class I (TNVIX); Class R (TNVRX)
1290 High Yield Bond Fund	Class A (TNHAX); Class T (TNHCX)**; Class I (TNHIX); Class R (TNHRX)
1290 Loomis Sayles Multi-Asset Income Fund	Class A (TNXAX); Class T (TNXCX)**; Class I (TNVDX); Class R (TNYRX)
1290 Multi-Alternative Strategies Fund	Class A (TNMAX); Class T (TNMCX)**; Class I (TNMIX); Class R (TNMRX)
1290 SmartBeta Equity Fund	Class A (TNBAX); Class T (TNBCX)**; Class I (TNBIX); Class R (TNBRX)
+
The Funds’ shares are not offered for sale in all states.
*
Effective November 29, 2023, 1290 Retirement 2060 Fund was renamed 1290 Avantis® U.S. Large Cap Growth Fund.
**
Class T shares currently are not offered for sale.
***
Class R shares currently are not offered for sale.

March 1, 2024
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
1290 Funds® is a registered service mark of Equitable Investment Management Group, LLC, New York, NY 10105.

Table of Contents 1

1. About the Funds
1290 Avantis® U.S. Large Cap Growth Fund1  — Class A (TNRAX); Class T (TNRCX); Class I (TNXIX); Class R (TNXRX) Shares
Investment Objective: Seeks to provide long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Avantis® U.S. Large Cap Growth Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Avantis® U.S. Large Cap Growth Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	2.25%[1]	2.25%[1]	2.25%	2.25%[1]
Total Annual Fund Operating Expenses[2]	3.00%	3.00%	2.75%	3.25%
Fee Waiver and/or Expense Reimbursement[2,3]	(2.10)%	(2.10)%	(2.10)%	(2.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Expense information has been restated to reflect current fees in connection with the restructuring of 1290 Retirement 2060 Fund, a fund-of-funds, to 1290 Avantis® U.S. Large Cap Growth Fund, a fund that invests directly in securities and other instruments. As a fund-of-funds, the Fund invested in underlying funds that incurred their own operating expenses, which were reflected in the table as Acquired Fund Fees and Expenses. Expense information has been restated to remove Acquired Fund Fees and Expenses.
3
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.

1
Effective November 29, 2023, 1290 Retirement 2060 Fund was renamed 1290 Avantis® U.S. Large Cap Growth Fund.
2 1290 Avantis® U.S. Large Cap Growth Fund

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,239	$1,865	$3,544
Class T Shares	$340	$961	$1,607	$3,339
Class I Shares	$66	$653	$1,267	$2,926
Class R Shares	$117	$804	$1,515	$3,405
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio. The portfolio turnover rate is that of the Fund when it followed a different principal investment strategy.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization U.S. companies (or other financial instruments that derive their value from the securities of such companies). For this Fund, large capitalization companies are those companies with market capitalizations at least as large as the smallest company in the Russell 1000® Index (a widely used benchmark of the largest domestic stocks) or companies included in the Russell 1000® Growth Index (a widely used benchmark of the largest domestic growth stocks). Though market capitalizations will change from time to time, as of December 31, 2023, the market capitalizations of the companies in the Russell 1000® Index ranged from approximately $270.2 million to $3.0 trillion, and the market capitalizations of the companies in the Russell 1000® Growth Index ranged from approximately $978.1 million to $3.0 trillion. To determine whether a company is a U.S. company, the Sub-Adviser will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the company’s principal trading market is located, the country in which the company was legally organized, and whether the company is in the Russell 1000® Index.
The Fund invests primarily in common stocks issued by large capitalization U.S. companies. The Fund seeks to invest in securities of growth companies commonly identified by their relatively high book/price ratio or by their membership in the Russell 1000® Growth Index and that the Sub-Adviser expects to have higher returns. The Fund normally invests across a range of market sectors and industry groups. The Fund seeks securities of companies that the Sub-Adviser expects to have higher returns by placing an enhanced emphasis on securities of companies with more attractive profitability and valuation characteristics. Conversely, the Fund seeks to deemphasize or exclude securities that the Sub-Adviser expects to have lower returns, such as securities of companies with less attractive profitability and valuation characteristics. To identify companies with more attractive profitability and valuation characteristics, the Sub-Adviser uses reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. The Sub-Adviser defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The Sub-Adviser defines “valuation characteristics” mainly as adjusted book/price ratio (though other price to fundamentals ratios may be considered). The Sub-Adviser may also consider other factors when selecting a security, including its industry classification, its past performance relative to other eligible securities, its liquidity, its float, and tax, governance or cost considerations, among other factors. To determine the weight of a security within the portfolio, the Sub-Adviser uses the market capitalization of the security relative to that of other eligible securities as a baseline and then overweights or underweights the security based on the Sub-Adviser’s consideration of the characteristics described above. The Sub-Adviser may deemphasize or dispose of a security if it no longer has the desired market capitalization, profitability, or valuation characteristics. When determining whether to deemphasize or dispose of a security,
1290 Avantis® U.S. Large Cap Growth Fund 3

the Sub-Adviser will also consider, among other things, relative past performance, costs, and taxes. The Sub-Adviser will review the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired set of large capitalization U.S. companies.
The Fund is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.
The Sub-Adviser continually analyzes market and financial data to make buy, sell, and hold decisions. When buying or selling a security, the Sub-Adviser may consider the trade-off between expected returns of the security and implementation or tax costs of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, and enhance Fund performance.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down.
4 1290 Avantis® U.S. Large Cap Growth Fund

However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Non-Diversified Fund Risk —  The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political or regulatory occurrence affecting one or more of these issuers.
Newly Repositioned Fund Risk —  The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Investment Style Risk —  The Fund may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
Performance information for the periods prior to November 29, 2023, is that of the Fund when it followed a different investment objective, principal investment strategy and policies, and was not managed by a Sub-Adviser. If the Fund had historically been managed using its current investment strategy and policies, the performance of the Fund would have been different. In connection with these changes to the Fund, the Fund’s benchmark index against which the Fund measured its performance, the S&P Target Date 2060+
1290 Avantis® U.S. Large Cap Growth Fund 5

Index, was replaced with the S&P 500® Index, and the Russell 1000® Growth Index was added as an additional comparative index. The Adviser believes these benchmarks are more relevant to the Fund’s investment strategy and better reflect the markets in which the Fund invests.
Prior to November 29, 2023, the Fund was managed by the Adviser as a fund-of-funds under the name “1290 Retirement 2060 Fund” and pursued its investment objective through investments in underlying exchanged-traded funds, which incurred their own operating costs and expenses, including management fees payable to their investment advisers. The Fund’s performance as a fund-of-funds reflected the impact of these operating costs and expenses.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results.
Class A shares of the Fund commenced operations on November 29, 2023. Performance information for Class A shares will be available after Class A shares have been in operation for one full calendar year.
Class T and Class R shares of the Fund have not commenced operations.
Performance information for the periods prior to November 29, 2023, shown in the bar chart and table below is that of the Fund when it was managed by the Adviser as a fund-of-funds under the name “1290 Retirement 2060 Fund”.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	13.97%	2020 2nd Quarter
Worst quarter (% and time period)	-21.34%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Avantis U.S. Large Cap Growth Fund - Class I Return Before Taxes	13.71%	9.29%	7.82%	02/27/2017
1290 Avantis U.S. Large Cap Growth Fund - Class I Return After Taxes on Distributions	13.51%	8.45%	6.95%	02/27/2017
1290 Avantis U.S. Large Cap Growth Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	8.17%	7.05%	5.86%	02/27/2017
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.75%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	42.68%	19.50%	16.79%
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	19.74%	11.04%	8.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
6 1290 Avantis® U.S. Large Cap Growth Fund

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Sub-Adviser: American Century Investment Management, Inc. (“American Century”)
Portfolio Managers:  The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:
Name	Title	Date Began Managing the Fund
Eduardo Repetto	Chief Investment Officer of Avantis Investors, a portfolio management unit of American Century	November 2023
Mitchell Firestein	Senior Portfolio Manager of Avantis Investors	November 2023
Daniel Ong	Senior Portfolio Manager of Avantis Investors	November 2023
Ted Randall	Senior Portfolio Manager of Avantis Investors	November 2023
Matthew Dubin	Portfolio Manager of Avantis Investors	November 2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment	$1,000 for all accounts except: • $500 for certain fee-based programs.	$1,000 for all accounts except: • $500 for certain fee-based programs.	• $1,000,000 for certain institutions and individuals. • $1,000 for certain employees (or their	No minimum
1290 Avantis® U.S. Large Cap Growth Fund 7

	Class A	Class T	Class I	Class R

• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.
• $500, if establishing an Automatic Bank Draft Plan. • No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
8 1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund — Class A (TNUAX), Class T (TNUCX), Class I (TNUIX) and Class R (TNURX) Shares
Investment Objective: Seeks to maximize total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Diversified Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Diversified Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.37%	0.37%[1]	0.37%	0.37%
Total Annual Fund Operating Expenses	1.22%	1.22%	0.97%	1.47%
Fee Waiver and/or Expense Reimbursement[2]	(0.47)%	(0.47)%	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.75%	0.50%	1.00%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates' management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.50% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
1290 Diversified Bond Fund 9

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$523	$775	$1,047	$1,821
Class T Shares	$325	$582	$859	$1,650
Class I Shares	$51	$262	$490	$1,147
Class R Shares	$102	$419	$758	$1,717
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.
Under normal circumstances, the Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage-backed securities. The Fund may invest in securities of any maturity. Under normal circumstances, it is expected that the average portfolio duration of the Fund will be within 5 years of the duration of the benchmark. As of December 31, 2023, the average duration of the benchmark, the Bloomberg U.S. Aggregate Bond Index, was 6.15 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. As a separate measure, there is no limit on the weighted average maturity of the Fund’s fixed income portfolio.
Brandywine Global Investment Management, LLC (“Brandywine Global” or the “Sub-Adviser”) employs a value approach toward fixed income investing and evaluates the relative attractiveness among corporate, mortgage and U.S. government securities, and also may invest in non-dollar-denominated issues. The Sub-Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Sub-Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, risks relating to conditions in different countries, and currency valuations.
The Fund may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).
The portfolio managers intend to maintain an average weighted portfolio quality of BBB- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below investment grade by Standard & Poor’s Global Ratings (“S&P”), Fitch, Inc. (“Fitch”), or Moody’s Investors Service, Inc. (”Moody’s”) or, if unrated, determined by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”), or the Sub-Adviser to be of comparable quality. The below investment grade securities in which the Fund invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality. The Fund may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other
10 1290 Diversified Bond Fund

conditions. The Fund may have exposure to securities rated below CC or Ca, or to securities that are in default or have defaulted, through its investments in certain derivatives described below.
The Fund may invest, without limitation, in forwards and derivative instruments such as options, futures contracts, structured securities or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Derivatives may be used for various investment purposes, including to hedge portfolio risk, to gain exposure or to short individual securities, to earn income and enhance return, and to manage duration. The Fund’s investments in derivatives may involve the use of leverage because the Fund is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Fund’s gain or loss.
The Fund may enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. The Fund may enter into forward currency exchange contracts and other currency derivatives, such as swaps, options and futures, to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “crosshedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges are intended to protect against losses resulting from a decline in the value of the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases, and may also limit any potential gain that might result should the value of such hedged currency increase.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Fund may invest in privately placed and restricted securities, collateralized loan obligations, inflation-indexed bonds, bank loans, and loan participations and assignments. The Fund may also invest in zero coupon and pay-in-kind securities. The Fund may engage in active and frequent trading to achieve its investment objective.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics
1290 Diversified Bond Fund 11

and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Derivatives Risk —  The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns and increase the volatility of the Fund’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional
12 1290 Diversified Bond Fund

losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Fund’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Leveraging Risk —  When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Fund’s use of any leverage will be successful.
U.S. Government Securities Risk —  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Securities issued by the U.S. Treasury or other agencies and instrumentalities of the U.S. government may decline in value as a result of, among other things, changes in interest rates, political events in the United States, international developments, including strained relations with foreign countries, and changes in the credit rating of, or investor perceptions regarding the creditworthiness of, the U.S. government. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury involve greater credit risk than investments in other types of U.S. government securities.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
1290 Diversified Bond Fund 13

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Hedging Risk —  If the Fund takes a hedging position (such as long or short positions) in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. In addition, the Fund may maintain cash and cash equivalent positions as part of the Fund's strategy in order to take advantage of investment opportunities as they arise, to manage the Fund's market exposure and for other portfolio management purposes. As such, the Fund may maintain cash balances, which may be significant, with counterparties such as the 1290 Funds' custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Fund's performance due to missed investment opportunities and may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.
Collateralized Loan Obligations Risk —  Investments in collateralized loan obligations (“CLOs”) involve many of the same risks associated with investments in debt securities and asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and valuation risk. The risks of an investment in a CLO also depend largely on the quality and type of the collateral
14 1290 Diversified Bond Fund

and the class or “tranche” of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Fund’s liquidity policies. Additionally, CLOs carry risks, including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the collateral securities may decline in value or quality or be downgraded or go into default, particularly during periods of economic downturn; (c) the possibility that the Fund may invest in CLOs that are subordinate to other classes; (d) the risk that the manager of the CLOs may perform poorly; and (e) the risk that the complex structure of CLOs may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value and may be highly leveraged (which could make them highly volatile), and the use of CLOs may result in losses to the Fund.
Dollar Roll and Sale-Buyback Transactions Risk —  Dollar roll and sale-buyback transactions may increase the Fund’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.
Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Loan Risk —  A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more
1290 Diversified Bond Fund 15

difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Portfolio Turnover Risk —  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk —  Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Fund. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Variable and Floating Rate Securities Risk —  The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.
16 1290 Diversified Bond Fund

When-Issued and Delayed Delivery Securities and Forward Commitments Risk —  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund commits to purchase will decline in value prior to its delivery. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions can have a leverage-like effect on the Fund and increase the Fund’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.
Zero Coupon and Pay-in-Kind Securities Risk —  Zero coupon and pay-in-kind securities are debt securities that do not make periodic cash interest payments. Zero coupon securities are issued at a significant discount from their face value. Zero coupon and pay-in-kind securities tend to be subject to greater fluctuations in market value in response to changing interest rates than securities of comparable maturities that pay interest periodically and in cash.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
Performance information for the periods prior to June 15, 2018, is that of the Fund when it followed a different investment objective and different principal investment strategies, and had different Sub-Advisers.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results. Class T shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	10.69%	2023 4th Quarter
Worst quarter (% and time period)	-7.83%	2022 2nd Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Diversified Bond Fund - Class I Return Before Taxes	3.21%	2.62%	2.62%	07/06/2015
1290 Diversified Bond Fund - Class I Return After Taxes on Distributions	1.66%	0.86%	1.02%	07/06/2015
1290 Diversified Bond Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	1.88%	1.33%	1.35%	07/06/2015
1290 Diversified Bond Fund - Class A Return Before Taxes	-1.65%	1.47%	1.82%	07/06/2015
1290 Diversified Bond Fund - Class R Return Before Taxes	2.71%	2.12%	2.11%	07/06/2015
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.42%
1290 Diversified Bond Fund 17

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015
Sub-Adviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio Managers:  The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:
Name	Title	Date Began Managing the Fund
Anujeet Sareen, CFA®	Portfolio Manager of Brandywine Global	June 2018
Tracy Chen, CFA®, CAIA	Portfolio Manager of Brandywine Global	June 2018
Brian L. Kloss, JD, CPA	Portfolio Manager and Head of High Yield of Brandywine Global	March 2020
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
18 1290 Diversified Bond Fund

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Diversified Bond Fund 19

1290 Essex Small Cap Growth Fund — Class A (ESCFX), Class T (ESCHX), Class I (ESCJX) and Class R (ESCKX) Shares
Investment Objective: Seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Essex Small Cap Growth Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Essex Small Cap Growth Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses[1]	1.01%	0.82%[2]	0.82%	0.97%
Total Annual Fund Operating Expenses	2.01%	1.82%	1.57%	2.22%
Fee Waiver and/or Expense Reimbursement[3]	(0.88)%	(0.69)%	(0.69)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%	1.13%	0.88%	1.38%
1
Expenses have been restated to reflect current fees.
2
Based on estimated amounts for the current fiscal year.
3
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.88% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
20 1290 Essex Small Cap Growth Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$659	$1,065	$1,496	$2,692
Class T Shares	$362	$743	$1,148	$2,279
Class I Shares	$90	$428	$790	$1,809
Class R Shares	$140	$613	$1,113	$2,489
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small- and micro-capitalization companies (or other financial instruments that derive their value from the securities of such companies). For the Fund, a company is considered to be a “small-capitalization” company if, at the time of purchase, its market capitalization is less than or equal to the market capitalization of the largest company included within the Russell 2000® Growth Index. As of December 31, 2023, the market capitalizations of companies in the Russell 2000® Growth Index ranged from approximately $20.7 million to $16.2 billion. This capitalization range will change over time. The Fund’s investments include U.S. micro-cap companies, which, at the time of purchase, have capitalizations that place them among the smallest 5% of companies listed on U.S. exchanges. Although the Sub-Adviser seeks to diversify the Fund’s investments across industries and sectors, the Fund’s assets may, from time to time, be over-weighted or under-weighted to certain industries and sectors relative to its benchmark index, and the Fund may from time to time invest a substantial portion of its assets in one or a limited number of sectors. The Fund’s investments may include common and preferred stocks, rights and warrants to purchase common stocks, convertible securities or real estate investment trusts. The Fund may invest up to 15% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies. The Fund may purchase put and call options on equity indexes and put and call options on exchange-traded funds tracking certain equity indexes to gain broad market exposure or for hedging purposes.
The Sub-Adviser applies fundamental investment research techniques when deciding which stocks to buy or sell for the Fund, and typically:
•  Selects companies that demonstrate accelerating growth in earnings and revenues that the Sub-Adviser believes are undervalued given their financial strength.
•  Invests in companies from any sector of the market based on fundamental research and analysis of various characteristics.
•  Reviews and evaluates a company’s financial statements, sales and expense trends, earnings estimates, market position, and industry outlook.
•  Values a company against its history, industry, and the market to identify a relatively undervalued stock as compared to its potential growth.
•  Seeks to diversify investments across companies in different phases of growth and that have a variety of catalysts for growth, to help manage risk. Such catalysts may include a new technology, product or service, an increase in market share, an improving industry, a change in management or a corporate restructuring.
The Fund may engage in active and frequent trading to achieve its investment objective. The Fund may sell all or a portion of a position in a security when the Sub-Adviser believes that a catalyst for growth is realized or adequate value is achieved, when the Sub-Adviser identifies a better investment opportunity, to minimize potential risks, to address a deterioration of
1290 Essex Small Cap Growth Fund 21

fundamentals, a change in management or operating strategy or the failure of a catalyst to develop, or for other investment reasons which the Sub-Adviser deems appropriate.
While the Fund’s overall portfolio will focus on small- and micro-capitalization companies, the Sub-Adviser may decide to keep a company’s stock if it has appreciated beyond the market capitalization of the largest company included in the Russell 2000® Growth Index, as described above.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
22 1290 Essex Small Cap Growth Fund

Small-Cap and Micro-Cap Company Risk —  Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.
Investment Style Risk —  The Fund may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
New Fund Risk —  The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.
Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.
Derivatives Risk —  The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns and increase the volatility of the Fund’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund
1290 Essex Small Cap Growth Fund 23

may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Fund’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Portfolio Turnover Risk —  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.
Preferred Stock Risk —  Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
Real Estate Investing Risk —  Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand and general and local economic conditions and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. For example, the coronavirus disease (COVID-19)
24 1290 Essex Small Cap Growth Fund

pandemic has impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments, which has reduced the demand for commercial and office space. Losses may occur from, for example, casualty or condemnation, or extended vacancies of properties, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs or refinance their obligations. In addition, global climate change may have a significant adverse effect on property and security values and may exacerbate the risks of natural disasters.
Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by mortgagors and other borrowers, and self-liquidations.
Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Fund. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Risk/Return Bar Chart and Table
The bar chart below shows the Fund’s first calendar year of performance. The table below provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history. Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results. Class T shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	9.56%	2023 4th Quarter
Worst quarter (% and time period)	-8.30%	2023 3rd Quarter
1290 Essex Small Cap Growth Fund 25

 Average Annual Total Returns

	One Year	Since Inception	Inception Date
1290 Essex Small Cap Growth Fund - Class I Return Before Taxes	8.14%	6.34%	07/11/2022
1290 Essex Small Cap Growth Fund - Class I Return After Taxes on Distributions	8.14%	6.18%	07/11/2022
1290 Essex Small Cap Growth Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	4.82%	4.78%	07/11/2022
1290 Essex Small Cap Growth Fund - Class A Return Before Taxes	2.07%	2.09%	07/11/2022
1290 Essex Small Cap Growth Fund - Class R Return Before Taxes	7.67%	5.81%	07/11/2022
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	18.66%	13.96%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2022
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2022
Sub-Adviser: Essex Investment Management Company, LLC (“Essex”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for the Fund is:
Name	Title	Date Began Managing the Fund
Nancy Prial, CFA®	Co-Chief Executive Officer and Senior Portfolio Manager of Essex	July 2022
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share
26 1290 Essex Small Cap Growth Fund

classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Essex Small Cap Growth Fund 27

1290 GAMCO Small/Mid Cap Value Fund — Class A (TNVAX), Class T (TNVCX), Class I (TNVIX) and Class R (TNVRX) Shares
Investment Objective: Seeks to maximize capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 GAMCO Small/Mid Cap Value Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 GAMCO Small/Mid Cap Value Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.53%	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	1.53%	1.53%	1.28%	1.78%
Fee Waiver and/or Expense Reimbursement[1]	(0.33)%	(0.33)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.20%	0.95%	1.45%
1
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
28 1290 GAMCO Small/Mid Cap Value Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$976	$1,309	$2,247
Class T Shares	$369	$690	$1,033	$2,001
Class I Shares	$97	$373	$671	$1,516
Class R Shares	$148	$528	$934	$2,067
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small- and mid-capitalization companies. For the Fund, small-capitalization companies generally are companies with a market capitalization less than $3 billion at the time of investment, and mid-capitalization companies generally are companies with a market capitalization between $3 billion and $12 billion at the time of investment.
The Fund invests primarily in common stocks, but it also may invest in other securities that GAMCO Asset Management Inc. (“GAMCO” or the “Sub-Adviser”) believes provide opportunities for capital growth, such as preferred stocks and warrants. The Fund also may invest up to 20% of its net assets in foreign securities.
GAMCO utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios. The Sub-Adviser utilizes a process of fundamental analysis that involves researching and evaluating individual companies for potential investment by the Fund. The Sub-Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an informed investor would pay for the company. This approach will often lead the Fund to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Sub-Adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will
1290 GAMCO Small/Mid Cap Value Fund 29

increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Investment Style Risk —  The Fund may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
30 1290 GAMCO Small/Mid Cap Value Fund

Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Preferred Stock Risk —  Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results.
1290 GAMCO Small/Mid Cap Value Fund 31

The performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	28.43%	2020 4th Quarter
Worst quarter (% and time period)	-34.81%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 GAMCO Small/Mid Cap Value Fund - Class I Return Before Taxes	21.20%	11.77%	8.61%	11/12/2014
1290 GAMCO Small/Mid Cap Value Fund - Class I Return After Taxes on Distributions	19.91%	10.77%	7.64%	11/12/2014
1290 GAMCO Small/Mid Cap Value Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	13.09%	9.12%	6.59%	11/12/2014
1290 GAMCO Small/Mid Cap Value Fund - Class A Return Before Taxes	14.19%	10.24%	7.67%	11/12/2014
1290 GAMCO Small/Mid Cap Value Fund - Class R Return Before Taxes	20.55%	11.22%	8.06%	11/12/2014
1290 GAMCO Small/Mid Cap Value Fund - Class T Return Before Taxes	18.20%	11.22%	8.30%	11/12/2014
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	15.98%	10.79%	7.42%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014
32 1290 GAMCO Small/Mid Cap Value Fund

Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO”)
Portfolio Manager:  The individual primarily responsible for the securities selection, research and trading for the Fund is:
Name	Title	Date Began Managing the Fund
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	November 2014
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
No minimum
1290 GAMCO Small/Mid Cap Value Fund 33

	Class A	Class T	Class I	Class R
agreement with the Fund’s distributor and/or investment adviser.
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
34 1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund — Class A (TNHAX), Class T (TNHCX), Class I (TNHIX) and Class R (TNHRX) Shares
Investment Objective: Seeks to maximize current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 High Yield Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 High Yield Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.65%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.50%	1.51%	1.26%	1.76%
Fee Waiver and/or Expense Reimbursement[1]	(0.50)%	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%	1.25%
1
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.75% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$547	$856	$1,186	$2,119
1290 High Yield Bond Fund 35

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$349	$666	$1,006	$1,964
Class I Shares	$77	$349	$643	$1,478
Class R Shares	$127	$504	$906	$2,031
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. It is expected that the Fund will invest primarily in high-yield corporate bonds as well as floating rate loans, and participations in and assignments of loans. Securities below investment grade include those securities that at the time of purchase are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Global Ratings (“S&P”) or, if unrated, deemed to be of comparable quality by the Fund’s investment adviser, Equitable Investment Management, LLC (the ”Adviser”), or the Fund’s sub-adviser, AXA Investment Managers US Inc. (“AXA IM” or the “Sub-Adviser”). The below investment grade securities in which the Fund invests are generally rated at least Ca by Moody’s or at least CC by Fitch or S&P or, if unrated, deemed to be of comparable quality by the Adviser or the Sub-Adviser. The Fund may continue to hold securities that are downgraded below these ratings subsequent to purchase. The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in debt securities issued by companies of any size. The Fund may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers. The Fund may invest in privately placed and restricted securities (including 144A bonds).
The Fund may invest in securities of any maturity because AXA IM places greater emphasis on credit risk in selecting securities than either maturity or duration. Certain debt instruments in which the Fund may invest may be structured as pay-in-kind securities. The Fund may invest up to 15% of its net assets in illiquid securities.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will
36 1290 High Yield Bond Fund

increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage
1290 High Yield Bond Fund 37

of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Loan Risk —  A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political,
38 1290 High Yield Bond Fund

technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Leveraging Risk —  When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Fund’s use of any leverage will be successful.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk —  Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that
1290 High Yield Bond Fund 39

institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Zero Coupon and Pay-in-Kind Securities Risk —  Zero coupon and pay-in-kind securities are debt securities that do not make periodic cash interest payments. Zero coupon securities are issued at a significant discount from their face value. Zero coupon and pay-in-kind securities tend to be subject to greater fluctuations in market value in response to changing interest rates than securities of comparable maturities that pay interest periodically and in cash.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results.
The performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	8.99%	2020 2nd Quarter
Worst quarter (% and time period)	-10.18%	2020 1st Quarter
40 1290 High Yield Bond Fund

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 High Yield Bond Fund - Class I Return Before Taxes	12.17%	4.98%	3.98%	11/12/2014
1290 High Yield Bond Fund - Class I Return After Taxes on Distributions	9.37%	2.65%	1.47%	11/12/2014
1290 High Yield Bond Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	7.10%	2.81%	1.88%	11/12/2014
1290 High Yield Bond Fund - Class A Return Before Taxes	7.04%	3.76%	3.20%	11/12/2014
1290 High Yield Bond Fund - Class R Return Before Taxes	11.62%	4.44%	3.46%	11/12/2014
1290 High Yield Bond Fund - Class T Return Before Taxes	9.41%	4.46%	3.69%	11/12/2014
ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.54%	5.24%	4.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014
Sub-Adviser: AXA Investment Managers US Inc. (“AXA IM”)
Portfolio Managers:  The individuals primarily responsible for the securities selection, research and trading for the Fund are:
Name	Title	Date Began Managing the Fund
Michael Graham, CFA®	Head of U.S. High Yield and Senior U.S. High Yield Portfolio Manager at AXA IM	August 2021
Robert Houle, CFA®	Senior U.S. High Yield Portfolio Manager at AXA IM	March 2018
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement
1290 High Yield Bond Fund 41

is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
42 1290 High Yield Bond Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 High Yield Bond Fund 43

1290 Loomis Sayles Multi-Asset Income Fund — Class A (TNXAX), Class T (TNXCX), Class I (TNVDX) and Class R (TNYRX) Shares
Investment Objective: Seeks to provide income and total return through principally investing in income generating securities and investments.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Loomis Sayles Multi-Asset Income Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Loomis Sayles Multi-Asset Income Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.68%	0.68%[1]	0.68%	0.68%
Acquired Fund Fees and Expenses	0.02%	0.02%[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.60%	1.60%	1.35%	1.85%
Fee Waiver and/or Expense Reimbursement[2]	(0.53)%	(0.53)%	(0.53)%	(0.53)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07%	1.07%	0.82%	1.32%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.80% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
44 1290 Loomis Sayles Multi-Asset Income Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$554	$883	$1,234	$2,222
Class T Shares	$356	$692	$1,050	$2,059
Class I Shares	$84	$375	$689	$1,578
Class R Shares	$134	$530	$951	$2,126
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 202% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests in a diversified range of income generating equity and fixed income securities and other financial instruments, including derivatives, which provide investment exposure to such securities. The Fund employs a dynamic asset allocation strategy under which it shifts its allocations among global equity and fixed income asset classes. The Fund also utilizes call option strategies to generate income. The Fund’s equity allocation will typically range from 25% to 70% of the Fund’s net assets, and its fixed income allocation will typically range from 20% to 75% of the Fund’s net assets, although the Fund may invest up to 100% of its total assets in either equity or fixed income securities. The Fund allocates its assets among asset classes and market sectors based upon the Sub-Adviser’s evaluation of global economic conditions and risk premiums of income producing asset classes (that is, the expected return to be received from investing in income producing asset classes that carry greater risk). The Fund’s asset allocation changes will be based on an assessment of relative valuation; stages of an economic cycle, which include downturn, credit repair, recovery and expansion/late cycle; economic regimes; short- and long-term macroeconomic themes; and sector fundamentals. The Fund may gain or adjust exposure to each asset class through investments in individual securities or through other instruments, including derivatives. The Fund may invest in companies of any size and may invest without limit in foreign securities, including emerging market securities. In selecting investments for the Fund, the Sub-Adviser considers factors including, but not limited to, top-down macroeconomic conditions and developments as well as bottom-up security selection.
The Fund’s use of call option strategies (also called “covered call” or “buy write” strategies) under which the Fund writes (sells) call options or index based options on equity securities held in the Fund’s portfolio is intended to generate additional returns for the Fund from the option premium. The Sub-Adviser also believes that selling call options on a portion of the Fund’s equity securities may reduce volatility and downside risk; however, the use of call option strategies also may reduce capital appreciation. The Fund may write call options with an aggregate notional exposure in the range of 0-50% of the Fund’s net assets, with a typical range of exposure of 10% to 30% of the Fund’s net assets. The Fund may buy or sell call options on major equity indices as well as individual stocks in the Fund’s portfolio. For index call writing the Fund will replicate the index through purchase of individual securities and then write an index call option. To replicate the index, the Sub-Adviser may use full replication, or “sampling” techniques under which the Fund invests in a representative sample of the securities included in the index rather than buying all of the securities included in the index.
When the Fund writes a call option on an index, it agrees (in return for receipt of the option premium) to pay the option holder, upon exercise of the option prior to or upon expiration, the difference between the exercise price and price of the index if the index price is above the exercise price at the time of exercise or expiration. When a call option’s exercise price is higher than the price of the index, the call option is “out of the money.” By selling options that are out of the money, the Fund seeks to profit from the sales price of the options while capitalizing on the general tendency of options that are out of the money at the time of sale to expire without value and without being exercised by the holder. The Fund determines whether an option is “out of the money” based on the probability that it will expire worthless based on implied market pricing. The Fund writes only “covered” call options (that is, calls against positions in the Fund).
Equity Allocation —  The Fund’s equity allocation will consist primarily of equity securities, including, but not limited to, common stocks, preferred stocks, securities convertible into common or preferred stocks, and real estate investment trusts (“REITS”). The
1290 Loomis Sayles Multi-Asset Income Fund 45

Fund’s equity allocation will typically range from approximately 25% to 70% of the Fund’s net assets, excluding the call option strategies. The Fund may also invest in publicly-traded master limited partnerships (“MLPs”), including MLPs that are not taxed as regular corporations for U.S. federal income tax purposes. The Sub-Adviser seeks to identify equity securities that it believes offer attractive income and total return.
Fixed Income Allocation —  The Fund’s fixed income allocation will consist primarily of fixed income securities, including, but not limited to, foreign and domestic corporate obligations, fixed income securities issued by corporations and governments in foreign countries including emerging markets issuers, bank loans, commercial and residential mortgage-backed securities, asset-backed securities, collateralized loan obligations, floating or variable rate obligations, and securities issued or guaranteed by the U.S. government, its agencies, instrumentalities, or sponsored corporations. The Fund’s fixed income allocation will typically range from approximately 20% to 75% of the Fund’s net assets. The Fund typically expects to invest approximately 10% to 40% of its net assets in investment grade securities, 10% to 60% of its net assets in non-investment grade securities, and up to 40% of its net assets in any of the following: bank loans, securitized instruments such as commercial and residential mortgage-backed securities, asset-backed securities, and collateralized loan obligations, floating or variable rate obligations, or emerging market debt. The Sub-Adviser seeks to identify fixed income securities that it believes offer attractive income and total return.
The Fund may invest in fixed income securities of any maturity or credit quality, including below investment grade securities (commonly known as “junk bonds”). Securities rated below investment grade include those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. or BB+ or lower by Fitch Ratings Ltd. or Standard & Poor’s Global Ratings or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest in mortgage-backed or other asset-backed securities of any credit rating or credit quality. The Fund may invest in privately placed and restricted securities (including 144A bonds). The Fund does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may continue to hold securities that go into default.
Under normal market conditions, the weighted average effective duration of the Fund's fixed income allocation is expected to range from zero to seven years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the duration of the Fund's fixed income portfolio adjusted for the anticipated effect of interest rate changes on prepayment rates. The effective duration of the Fund's fixed income investments may be longer than its target in stressed market conditions and vary materially from its target, from time to time, and there is no assurance that the duration of the Fund's fixed income investments will meet its target. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.
Other Investments —  The Fund will principally use derivatives in employing its call option strategies. In addition, in implementing its dynamic allocation investment strategy, the Fund may invest in derivatives, including futures, forwards, swaps and other instruments, rather than investing directly in equity or fixed income securities. The Fund may also use derivatives for purposes of managing foreign currency, interest rate or credit risk. The Fund's investments in derivatives may involve the use of leverage because the Fund is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Fund's investments in derivatives may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Fund's gain or loss. It is not generally expected, however, that the Fund will be leveraged by borrowing money for investment purposes.
The Fund also may invest in exchange-traded funds (“ETFs”) in seeking to carry out its investment strategies, including its call option strategies.
The Fund's holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can
46 1290 Loomis Sayles Multi-Asset Income Fund

perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap, Small-Cap and Micro-Cap Company Risk —  Mid-cap, small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap and micro-cap companies than for mid-cap companies.
Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an
1290 Loomis Sayles Multi-Asset Income Fund 47

adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
U.S. Government Securities Risk —  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Securities issued by the U.S. Treasury or other agencies and instrumentalities of the U.S. government may decline in value as a result of, among other things, changes in interest rates, political events in the United States, international developments, including strained relations with foreign countries, and changes in the credit rating of, or investor perceptions regarding the creditworthiness of, the U.S. government. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury involve greater credit risk than investments in other types of U.S. government securities.
Options Risk —  The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period. When the Fund writes a call option on an index, it gives up the opportunity to profit from an increase in the market value of the index above the exercise price. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of writing securities index options will depend upon the extent to which price movements in the Fund’s investment portfolio correlate with price movements of the securities index.
Derivatives Risk —  The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns and increase the volatility of the Fund’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under
48 1290 Loomis Sayles Multi-Asset Income Fund

certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Fund’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Collateralized Loan Obligations Risk —  Investments in collateralized loan obligations (“CLOs”) involve many of the same risks associated with investments in debt securities and asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment
1290 Loomis Sayles Multi-Asset Income Fund 49

and extension risk, and valuation risk. The risks of an investment in a CLO also depend largely on the quality and type of the collateral and the class or “tranche” of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Fund’s liquidity policies. Additionally, CLOs carry risks, including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the collateral securities may decline in value or quality or be downgraded or go into default, particularly during periods of economic downturn; (c) the possibility that the Fund may invest in CLOs that are subordinate to other classes; (d) the risk that the manager of the CLOs may perform poorly; and (e) the risk that the complex structure of CLOs may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value and may be highly leveraged (which could make them highly volatile), and the use of CLOs may result in losses to the Fund.
Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.
ETFs Risk —  The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.
Investment Style Risk —  The Fund may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Leveraging Risk —  When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Fund’s use of any leverage will be successful.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid
50 1290 Loomis Sayles Multi-Asset Income Fund

investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Loan Risk —  A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.
Master Limited Partnership Risk —  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
1290 Loomis Sayles Multi-Asset Income Fund 51

Portfolio Turnover Risk —  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.
Preferred Stock Risk —  Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk —  Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s net asset value.
Real Estate Investing Risk —  Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand and general and local economic conditions and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. For example, the coronavirus disease (COVID-19) pandemic has impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments, which has reduced the demand for commercial and office space. Losses may occur from, for example, casualty or condemnation, or extended vacancies of properties, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs or refinance their obligations. In addition, global climate change may have a significant adverse effect on property and security values and may exacerbate the risks of natural disasters.
Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by mortgagors and other borrowers, and self-liquidations.
Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Fund. In addition, even the larger REITs in the industry
52 1290 Loomis Sayles Multi-Asset Income Fund

tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.The additional broad-based securities market indexes and the hypothetical composite index show how the Fund’s performance compared with the returns of other asset classes in which the Fund invests.Past performance (before and after taxes) is not an indication of future performance.
Performance information for the periods prior to August 19, 2022, is that of the Fund when it followed a different investment objective and different principal investment strategy, and was managed by a different Sub-Adviser. If the Fund had historically been managed using its current investment strategy, the performance of the Fund would have been different.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results. Class T shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	14.08%	2020 2nd Quarter
Worst quarter (% and time period)	-11.75%	2022 2nd Quarter
1290 Loomis Sayles Multi-Asset Income Fund 53

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Loomis Sayles Multi-Asset Income Fund - Class I Return Before Taxes	9.75%	8.27%	6.93%	03/07/2016
1290 Loomis Sayles Multi-Asset Income Fund - Class I Return After Taxes on Distributions	7.11%	5.70%	4.66%	03/07/2016
1290 Loomis Sayles Multi-Asset Income Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	5.71%	5.51%	4.60%	03/07/2016
1290 Loomis Sayles Multi-Asset Income Fund - Class A Return Before Taxes	4.61%	6.81%	5.90%	03/07/2016
1290 Loomis Sayles Multi-Asset Income Fund - Class R Return Before Taxes	9.26%	7.73%	6.40%	03/07/2016
1290 Multi-Asset Income Index[1] (reflects no deduction for fees, expenses, or taxes)	9.91%	4.97%	4.98%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.27%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes except foreign withholding taxes)	9.13%	8.19%	7.45%
Cboe S&P 500 BuyWrite IndexSM (reflects no deduction for fees, expenses, or taxes)	11.82%	6.08%	5.95%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)	13.45%	5.37%	5.96%
1
The 1290 Multi-Asset Income Index is a hypothetical combination of unmanaged indexes composed of the Bloomberg U.S. Aggregate Bond Index (30%); the MSCI World High Dividend Yield Index (20%); the Cboe S&P 500 BuyWrite IndexSM (20%); and the Bloomberg U.S. Corporate High Yield Index (30%). The MSCI World High Dividend Yield Index is net of withholding taxes for dividend payments.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2016
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2016
Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Portfolio Managers:  The individuals jointly and primarily responsible for the securities selection, research and trading for the Fund are:
Name	Title	Date Began Managing the Fund
Elaine Kan, CFA	Portfolio Manager of Loomis Sayles	August 2022
Kevin Kearns	Portfolio Manager & Head of Alpha Strategies of Loomis Sayles	August 2022
Vivek Garg, CFA	Portfolio Manager of Loomis Sayles	August 2022
54 1290 Loomis Sayles Multi-Asset Income Fund

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
1290 Loomis Sayles Multi-Asset Income Fund 55

Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
56 1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund — Class A (TNMAX), Class T (TNMCX), Class I (TNMIX) and Class R (TNMRX) Shares
Investment Objective: Seeks long-term growth of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Multi-Alternative Strategies Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Multi-Alternative Strategies Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.26%	1.28%[1]	1.28%	1.27%
Acquired Fund Fees and Expenses	0.45%	0.45%[1]	0.45%	0.45%
Total Annual Fund Operating Expenses	2.46%	2.48%	2.23%	2.72%
Fee Waiver and/or Expense Reimbursement[2]	(0.91)%	(0.93)%	(0.93)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	1.55%	1.30%	1.80%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, Class I shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees, as applicable, fees and expenses of other investment companies in which the Fund invests, and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
1290 Multi-Alternative Strategies Fund 57

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$1,192	$1,711	$3,127
Class T Shares	$404	$917	$1,456	$2,927
Class I Shares	$132	$608	$1,110	$2,492
Class R Shares	$183	$757	$1,358	$2,984
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund pursues its investment objective by investing in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. Under normal market conditions, the Fund allocates substantially all of its assets to Underlying ETFs that invest primarily in non-traditional (alternative) asset categories and strategies. The Fund seeks to invest its assets among the Underlying ETFs to achieve a diversified exposure across multiple alternative asset categories and strategies. The Fund’s weightings in these alternative asset categories and strategies are determined by Equitable Investment Management, LLC (the “Adviser”), the Fund’s investment adviser. In considering the weightings to be allocated to each alternative asset category and strategy, the Adviser may consider, among other things, momentum factors to determine the relative attractiveness of each asset category and strategy. Momentum is the tendency of investments to exhibit persistence in their performance. When momentum deteriorates, the Adviser may reduce the Fund’s exposure to a particular asset category or strategy.
The alternative asset categories and strategies of the Underlying ETFs in which the Fund may invest are as follows:
Commodities	Long/Short Equity
Convertible Securities	Managed Futures
Event Driven	Real Return
Global Real Estate
The percentage of the Fund’s assets exposed to an alternative asset category or strategy will vary from time to time, and the Fund may not invest in all of the alternative asset categories or strategies listed. In addition, the Adviser may allocate the Fund’s assets to additional alternative asset categories and strategies in the future.
Alternative investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, a passively managed (or index-based) Underlying ETF seeks to track a securities or commodity index or a basket of securities or commodities that an “index provider” (such as Standard & Poor’s, FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks, bonds or other assets as the index it seeks to track (or it may
58 1290 Multi-Alternative Strategies Fund

hold a representative sample of such securities or assets). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond with that of the index it seeks to track. Underlying ETFs also may be actively managed.
The Adviser selects the Underlying ETFs in which to invest the Fund’s assets. In selecting Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a variety of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying ETF to one or more asset categories.
For purposes of complying with the Fund’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Fund’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Fund. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Adviser.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund’s Prospectus for additional information about these risks.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s
1290 Multi-Alternative Strategies Fund 59

investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Alternative Investment Risk —  To the extent the Fund invests in Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments, which could involve investment structures subject to income tax that could adversely impact the return to shareholders. The use of alternative investments may not achieve the desired effect and may result in losses to the Fund.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Commodity Risk —  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, and changes in those markets may cause the Fund's holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, resource availability, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The prices of various commodities may also be affected by factors such as drought, floods and weather, pandemics, livestock disease, embargoes, tariffs and countermeasures, and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.
Momentum Risk —  Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking or troughing. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. The Fund may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments
60 1290 Multi-Alternative Strategies Fund

on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Short Position Risk —  The Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Fund will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where the Fund is unable, for whatever reason, to close out its short position, because the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, in that it amplifies changes in the Fund’s net asset value because it increases the Fund’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
1290 Multi-Alternative Strategies Fund 61

Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.
Counterparty Risk —  The Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.
Derivatives Risk —  The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns and increase the volatility of the Fund’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Fund’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions
62 1290 Multi-Alternative Strategies Fund

that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Futures Contract Risk —  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Fund to leveraging risk.
Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Leveraging Risk —  When the Fund leverages its holdings, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Fund’s use of any leverage will be successful.
1290 Multi-Alternative Strategies Fund 63

Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Real Estate Investing Risk —  Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand and general and local economic conditions and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. For example, the coronavirus disease (COVID-19) pandemic has impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments, which has reduced the demand for commercial and office space. Losses may occur, for example, from casualty or condemnation, or extended vacancies of properties, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs or refinance their obligations. In addition, global climate change may have a significant adverse effect on property and security values and may exacerbate the risks of natural disasters.
Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by mortgagors and other borrowers, and self-liquidations.
Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Fund. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
Special Situations Risk —  The Fund may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Fund to dispose of them at an advantageous price.
64 1290 Multi-Alternative Strategies Fund

Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results. Class T shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	7.35%	2020 4th Quarter
Worst quarter (% and time period)	-12.27%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Multi-Alternative Strategies Fund - Class I Return Before Taxes	5.43%	1.69%	1.08%	07/06/2015
1290 Multi-Alternative Strategies Fund - Class I Return After Taxes on Distributions	4.02%	0.39%	0.17%	07/06/2015
1290 Multi-Alternative Strategies Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	3.21%	0.93%	0.55%	07/06/2015
1290 Multi-Alternative Strategies Fund - Class A Return Before Taxes	-0.73%	0.29%	0.16%	07/06/2015
1290 Multi-Alternative Strategies Fund - Class R Return Before Taxes	4.81%	1.20%	0.58%	07/06/2015
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.04%	1.89%	1.48%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
1290 Multi-Alternative Strategies Fund 65

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for selecting the Underlying ETFs in which the Fund invests are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	July 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	July 2015
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	July 2015
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	April 2016
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
No minimum
66 1290 Multi-Alternative Strategies Fund

	Class A	Class T	Class I	Class R
Class A shares without a sales charge. • No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Multi-Alternative Strategies Fund 67

1290 SmartBeta Equity Fund — Class A (TNBAX), Class T (TNBCX), Class I (TNBIX) and Class R (TNBRX) Shares
Investment Objective: Seeks to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 SmartBeta Equity Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 SmartBeta Equity Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.41%	1.41%	1.16%	1.66%
Fee Waiver and/or Expense Reimbursement[1]	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%	1.35%
1
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.85% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$656	$943	$1,251	$2,123
68 1290 SmartBeta Equity Fund

	1 Year	3 Years	5 Years	10 Years
Class T Shares	$359	$655	$973	$1,872
Class I Shares	$87	$338	$608	$1,381
Class R Shares	$137	$493	$873	$1,939
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund invests primarily in equity securities of U.S. companies and foreign companies in developed markets.
The Fund may invest in large-, mid- and small-capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.
AXA Investment Managers US Inc. (the “Sub-Adviser”) believes that investing in equity markets using a traditional indexing approach exposes an investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a full market cycle, do not necessarily provide optimal returns. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole, as measured by the MSCI World Index. Generally, a full market cycle consists of a period of rising stock prices and strong performance (a bull market) followed by a period of falling stock prices and weak performance (a bear market), and a return to a bull market.
The Sub-Adviser’s strategy in constructing the portfolio differs from a traditional indexing approach under which a fund generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. In constructing the Fund’s portfolio, the Sub-Adviser begins with a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for potential investment by applying proprietary filters that interact to analyze individual issuer data for risk factors that may include, but are not limited to, lower earnings quality, higher price volatility, speculation and distress. Securities that pass these initial filters are assigned a preliminary weighting in the portfolio. The Sub-Adviser next applies a proprietary diversification methodology which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization). The Sub-Adviser also integrates Environmental, Social and Governance (“ESG”) considerations into its portfolio construction process that seeks to optimize the ESG portfolio while substantially retaining the desired risk/return thereof. In constructing the portfolio, the Sub-Adviser evaluates each company and considers various ESG factors, including a company’s environmental impact, carbon footprint and water intensity, and assesses the potential impact of corporate controversies. The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities. The Sub-Adviser may sell a security for a variety of reasons, such as if its fundamentals no longer meet the Sub-Adviser’s criteria, to secure gains, limit losses, or redeploy assets into securities believed to offer superior investment opportunities.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
1290 SmartBeta Equity Fund 69

Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Quantitative Investing Risk —  The success of the Fund’s investment strategy depends largely on the effectiveness of the Fund’s quantitative model for screening securities for investment by the Fund. The portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected
70 1290 SmartBeta Equity Fund

in the quantitative model. Data for some companies may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Fund’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Fund may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.
Investment Strategy Risk —  The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Fund comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Fund investments may exhibit higher volatility than expected or underperform the markets. The Fund’s strategy may result in the Fund underperforming the general securities markets, particularly during periods of strong positive market performance.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
ESG Considerations Risk —  Consideration of ESG factors in the investment process may limit the types and number of investment opportunities available to the Fund, and therefore carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and the Fund’s ESG criteria may differ from those used by other funds. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Fund temporarily to hold securities that do not comply with the Fund’s ESG investment principles. Information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of the Fund’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. There is no guarantee that the incorporation of ESG considerations will be additive to the Fund’s performance. Further, the regulatory landscape for ESG investing in the United States is evolving, and future rules or regulations may require the Fund to change its investment process.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
1290 SmartBeta Equity Fund 71

Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
72 1290 SmartBeta Equity Fund

Prior to January 1, 2018, the Fund did not integrate ESG filters into its portfolio construction process.
The performance results shown in the bar chart do not reflect any sales charges or account fees, which would reduce the performance results.
The performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	15.36%	2020 2nd Quarter
Worst quarter (% and time period)	-18.34%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 SmartBeta Equity Fund - Class I Return Before Taxes	16.79%	11.52%	8.63%	11/12/2014
1290 SmartBeta Equity Fund - Class I Return After Taxes on Distributions	16.10%	10.55%	7.64%	11/12/2014
1290 SmartBeta Equity Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	9.94%	8.86%	6.58%	11/12/2014
1290 SmartBeta Equity Fund - Class A Return Before Taxes	10.06%	10.00%	7.68%	11/12/2014
1290 SmartBeta Equity Fund - Class R Return Before Taxes	16.15%	10.97%	8.08%	11/12/2014
1290 SmartBeta Equity Fund - Class T Return Before Taxes	13.88%	10.97%	8.32%	11/12/2014
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	23.79%	12.80%	8.86%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
1290 SmartBeta Equity Fund 73

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	November 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	November 2014
Sub-Adviser: AXA Investment Managers US Inc. (“AXA IM” or the “Sub-Adviser”)
Portfolio Managers:  The members of the team primarily responsible for the securities selection, research and trading for the Fund are:
Name	Title	Date Began Managing the Fund
Cameron Gray	Head of Portfolio Implementation of Equity QI at AXA IM	November 2014
Ram Rasaratnam, CFA®	Chief Investment Officer of Equity QI at AXA IM	March 2021
Jonathan White	Head of Investment Strategy & Sustainability at AXA IM	March 2023
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment	$1,000 for all accounts except: • $500 for certain fee-based programs. • $500, if establishing an Automatic Bank Draft Plan.	$1,000 for all accounts except: • $500 for certain fee-based programs. • $500, if establishing an Automatic Bank Draft Plan.	• $1,000,000 for certain institutions and individuals. • $1,000 for certain employees (or their immediate family members) of Equitable	No minimum
74 1290 SmartBeta Equity Fund

	Class A	Class T	Class I	Class R

• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.
• No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 SmartBeta Equity Fund 75

2. More information on fees and expenses
Advisory Fees
Effective January 1, 2023, each Fund pays a fee to Equitable Investment Management, LLC (the “Adviser”) for advisory services. Prior to January 1, 2023, Equitable Investment Management Group, LLC (“EIM”), an affiliate of the Adviser, served as the investment adviser to each Fund. The table below shows the annual rate of the advisory fees (as a percentage of each Fund’s average daily net assets) received by the Adviser and EIM during the fiscal year ended October 31, 2023, for providing advisory services to the Funds and the rate of advisory fees waived by the Adviser and EIM during the fiscal year in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as described below, with respect to the Funds. There were no changes in the basis of computing the advisory fees paid by the Funds during the fiscal year ended October 31, 2023.
Advisory Fees Paid by the Funds for the Fiscal Year Ended October 31, 2023
	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Fund	All Classes	Class A	Class T	Class I	Class R
1290 Avantis® U.S. Large Cap Growth Fund	0.50%	N/A	N/A	2.23%	N/A
1290 Diversified Bond Fund	0.60%	0.47%	N/A	0.47%	0.47%
1290 Essex Small Cap Growth Fund	0.75%	1.25%	N/A	1.06%	1.21%
1290 GAMCO Small/Mid Cap Value Fund	0.75%	0.33%	0.33%	0.33%	0.33%
1290 High Yield Bond Fund	0.60%	0.50%	0.51%	0.51%	0.51%
1290 Loomis Sayles Multi-Asset Income Fund	0.65%	0.53%	N/A	0.53%	0.53%
1290 Multi-Alternative Strategies Fund	0.50%	0.91%	N/A	0.93%	0.92%
1290 SmartBeta Equity Fund	0.70%	0.31%	0.31%	0.31%	0.31%

The Sub-Advisers are paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval.
A discussion of the basis for the decision by the Board of Trustees to approve the investment advisory and sub-advisory, as applicable, agreements with respect to the Funds is available in the 1290 Funds' Annual Report to Shareholders for the period ended October 31, 2023.
Administration Fees
The Adviser also serves as the administrator of the Funds. The administrative services provided to the Funds by the Adviser include, among others, coordination of 1290 Funds’ audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of 1290 Funds’ proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, each Fund pays the Adviser an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable.
Expense Limitation Agreement
In the interest of limiting the expenses of each Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Fund to limit the expenses of each Fund listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of a Fund’s business and, except for certain Funds as indicated below, fees and expenses of other investment companies in which a Fund may invest), as a percentage of average
76 More information on fees and expenses

daily net assets, do not exceed the respective expense ratios in the following table. The expense ratios in the table do not include 12b-1 fees and certain other expenses noted above. Accordingly, the effective expense limits are higher for Class A, Class T and Class R shares, as shown in the Funds’ fee tables.
Expense Limitation Provisions
	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding 12b-1 fees and certain other expenses noted above)
Funds	Class A	Class T	Class I	Class R
1290 Avantis® U.S. Large Cap Growth Fund*	0.65%	0.65%	0.65%	0.65%
1290 Diversified Bond Fund	0.50%	0.50%	0.50%	0.50%
1290 Essex Small Cap Growth Fund	0.88%	0.88%	0.88%	0.88%
1290 GAMCO Small/Mid Cap Value Fund*	0.95%	0.95%	0.95%	0.95%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%	0.75%
1290 Loomis Sayles Multi-Asset Income Fund	0.80%	0.80%	0.80%	0.80%
1290 Multi-Alternative Strategies Fund	0.85%	0.85%	0.85%	0.85%
1290 SmartBeta Equity Fund	0.85%	0.85%	0.85%	0.85%

*
For purposes of calculating the maximum annual operating expense limit, the fees and expenses of other investment companies in which the Fund invests are included in annual operating expenses.
The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Fund will be charged such lower expenses. The Adviser’s selection of Underlying ETFs could positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous waivers or payments made under the Expense Limitation Agreement.
Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yields.
The annual operating expenses of each Fund, as disclosed in this Prospectus, do not reflect any fees and expenses that are imposed by sponsors of products that offer a Fund as an underlying investment option, such as retirement plans, model-driven investment portfolios, and/or variable life insurance contracts and variable annuity certificates and contracts. Such fees and expenses would increase a Fund’s overall fees and expenses, and would not be subject to the expense caps described above, thereby reducing the Fund’s returns.
More information on fees and expenses 77

3. More information on strategies and risks
Strategies
Changes in Investment Objectives and Principal Investment Strategies
As described in this Prospectus, each Fund has its own investment objective, policies and strategies. There is no assurance that a Fund will achieve its investment objective. The investment objective of each Fund may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Fund are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Fund is new or is undergoing a transition (such as a reorganization or rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.
The 1290 Avantis® U.S. Large Cap Growth Fund seeks to provide long-term growth of capital. The 1290 Diversified Bond Fund seeks to maximize total return consisting of income and capital appreciation. The 1290 Essex Small Cap Growth Fund seeks long-term growth of capital. The 1290 GAMCO Small/Mid Cap Value Fund seeks to maximize capital appreciation. The 1290 High Yield Bond Fund seeks to maximize current income. The 1290 Loomis Sayles Multi-Asset Income Fund seeks to provide income and total return through principally investing in income generating securities and investments. The 1290 Multi-Alternative Strategies Fund seeks long-term growth of capital. The 1290 SmartBeta Equity Fund seeks to achieve long-term capital appreciation.
Prior to November 29, 2023, the 1290 Avantis® U.S. Large Cap Growth Fund was managed by the Adviser as a fund-of-funds under the name “1290 Retirement 2060 Fund” and pursued its investment objective through investments in exchange-traded funds. On November 29, 2023, the Fund repositioned its investments in connection with a change in its investment objective and principal investment strategy and policies.
80% Policies
The 1290 Avantis® U.S. Large Cap Growth Fund has a non-fundamental investment policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies (or other financial instruments that derive their value from the securities of such companies). The 1290 Diversified Bond Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. The 1290 Essex Small Cap Growth Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small- and micro-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The 1290 GAMCO Small/Mid Cap Value Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of small- and mid-capitalization companies. The 1290 High Yield Bond Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The 1290 SmartBeta Equity Fund has a non-fundamental investment policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Fund. As applicable, to the extent a Fund invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy. The 80% investment requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner consistent with bringing the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the 80% policy. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later appreciates or depreciates in value outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund’s flexibility in making additional investments in securities of the applicable issuer, and the continued investment in securities of the issuer could cause the Fund to be subject to additional risks, such as those associated with holding securities of larger or smaller capitalization companies, as the case may be.
Each Sub-Adviser has complete discretion to select portfolio securities for its Fund’s assets (or portion thereof), subject to the Fund’s investment objective, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In
78 More information on strategies and risks

selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “About the Funds — Investments, Risks, and Performance” for each Fund.
Underlying ETFs
The 1290 Multi-Alternative Strategies Fund invests primarily in securities issued by the Underlying ETFs, as discussed in the “About the Funds – Investments, Risks, and Performance – Principal Investment Strategy” section for the Fund. Accordingly, the Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. By investing in a Fund that invests in Underlying ETFs, you will indirectly bear fees and expenses charged by the Underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. For additional information about ETFs, please see “Additional Information about the Investment Strategies — Exchange-Traded Funds (”ETFs“).”
You may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs of the Fund instead of in the Fund itself. An investor who chooses to invest directly in the Underlying ETFs would not receive the asset allocation and rebalancing services provided by the Adviser.
The Underlying ETFs in which the Fund currently may invest are listed below. This list may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Fund will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.
1290 Multi-Alternative Strategies Fund

Commodities
Invesco DB Agriculture Fund
Invesco DB Commodity Index
Tracking Fund
Invesco DB Energy Fund
Invesco DB Precious Metals Fund
iShares® GSCI Commodity Dynamic Roll
Strategy ETF
Invesco Optimum Yield Diversified
Commodity Strategy No K-1 ETF
Convertible Securities
SPDR® Bloomberg Convertible
Securities ETF
iShares® Convertible Bond ETF
Global Real Estate
iShares® Core U.S. REIT ETF
Vanguard Global ex-U.S. Real Estate ETF
Managed Futures
WisdomTree® Managed Futures
Strategy Fund
iMGP DBi Managed Futures Strategy ETF
Event Driven
IQ Merger Arbitrage ETF
ProShares Merger ETF
Real Return
iShares® TIPS Bond ETF
Vanguard Short-Term Inflation-Protected
Securities ETF
Long/Short Equity
ProShares Long Online/Short Stores ETF
JPMorgan Equity Premium Income ETF
JPMorgan Nasdaq Equity Premium Income ETF

Additional Information about the Investment Strategies
The following provides additional information regarding the principal investment strategies discussed in the “About the Funds — Investments, Risks, and Performance — Principal Investment Strategy” section for each Fund, and information regarding additional investment strategies that a Fund may employ. The Funds also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Funds' Statement of Additional Information (“SAI”).
Alternative Investments —  Under normal market conditions, the 1290 Multi-Alternative Strategies Fund allocates substantially all of its assets to Underlying ETFs that invest primarily in alternative asset categories and strategies. Alternative investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (e.g., real return strategies); taking both long and short positions on securities believed to be significantly under- or over-priced (e.g., long/short equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., event driven); or using derivatives or hedging strategies. Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.
More information on strategies and risks 79

Bank Loans —  A Fund may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Fund may acquire a bank loan through a participation interest, which gives the Fund the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which the Fund succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.
Cash Management —  A Fund may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds. To the extent a Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Securities of Other Investment Companies.” Generally, these securities offer less potential for gains than other types of securities.
Convertible Securities —  A Fund may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Currency —  A Fund may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. A forward foreign currency exchange contract (“forward contract”) is a type of derivative that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Foreign currency transactions may be used to protect a Fund's foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. The value of these foreign currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
If a particular currency is expected to decrease in value relative to another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold. A Fund's cross hedging transactions may involve currencies in which the Fund's holdings are denominated. However, a Fund is not required to own securities in the particular currency being purchased or sold.
Derivatives —  A Fund may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Fund may invest and to other economic factors that affect the Fund's performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Fund may invest. A Fund that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Fund's obligations under derivative transactions.
Equity Securities —  A Fund may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.
80 More information on strategies and risks

Exchange-Traded Funds (“ETFs”) —  A Fund may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Blooomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond with that of the index it seeks to track. ETFs also may be actively managed. By investing in a Fund that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.
Generally, a Fund’s investments in other investment companies (including ETFs) are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in ETFs in excess of these limits, subject to certain conditions.
Fixed Income Securities —  A Fund may invest in short- and long-term fixed income securities in pursuing its investment objective and for other fund management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.
Foreign Securities —  A Fund may invest in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.
Futures —  A Fund may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which a Fund may invest are highly standardized contracts that typically trade on futures exchanges.
The use of futures contracts and similar instruments may be deemed to involve the use of leverage because a Fund is not required to invest the full market value of the futures contract upon entering into the contract. Instead, a Fund, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.
Illiquid Investments —  Each Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Indexed Bonds —  A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury Department uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation-index, calculated by that government. If
More information on strategies and risks 81

the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Department inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered ordinary income in the taxable year of the increase to an investing Fund, which generally must distribute the amount of that income for federal income tax purposes even though it does not receive the increased principal until maturity.
Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.
Initial Public Offerings (“IPOs”) —  A Fund may participate in the IPO market. An IPO is the first sale of stock by a company to the public. Companies offering an IPO are sometimes new or young companies or sometimes companies that have been around for many years but are deciding to go public.
Inverse Floaters —  A Fund may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as the Secured Overnight Financing Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate.
Investment Grade Securities —  A Fund may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s, S&P or Fitch, comparably rated by another rating agency or, if unrated, determined by the Adviser or the applicable Sub-Adviser to be of comparable quality.
Loan Participations and Assignments —  A Fund may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.
Mortgage- and Asset-Backed Securities —  A Fund may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.
Non-Investment Grade Securities —  A Fund may invest in securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Ba or lower by Moody’s or deemed to be of comparable quality by the Adviser or a Sub-Adviser), sometimes referred to as “junk bonds”. Junk bonds are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength.
Options —  A Fund may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell
82 More information on strategies and risks

in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, a Fund forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.
Portfolio Turnover —  The Funds do not restrict the frequency of trading to limit expenses. A Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its portfolio securities once during the course of a given fiscal year. Sales of securities through frequent trading may result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely affect a Fund’s after-tax returns and its performance.
Preferred Stocks —  A Fund may invest in preferred stocks. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.
Real Estate Investment Trusts (REITs) —  A Fund may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.
Securities Lending —  Each Fund may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons so long as such loans do not represent more than 33-1/3% of the Fund’s total assets (including any collateral received from the loans). Loans of portfolio securities permit a Fund to earn additional income on its portfolio securities. All loans of portfolio securities by a Fund will be made pursuant to agreements that require the loans to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal at all times to the current market value of the securities loaned. The value of the securities on loan may change each business day. A Fund with securities on loan generally will be entitled to obtain additional collateral from, or return excess collateral to, a borrower by the end of the next business day following a change in the value of the securities on loan. A Fund may reinvest cash collateral received in connection with a securities loan in short-term, highly liquid investments, such as money market funds and repurchase agreements, to earn additional returns.
Securities of Other Investment Companies —  A Fund may invest in the securities of other investment companies to the extent permitted by applicable law. Generally, a Fund's investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Other investment companies in which a Fund may invest include ETFs, as discussed in “Exchange-Traded Funds (“ETFs”)”.
Short Sales —  A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Fund of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, a Fund will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, a Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss, which theoretically could be unlimited.
Swaps —  A Fund may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).
Temporary Defensive Investments —  For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Fund may invest, without limit, in cash, money market instruments or high quality, short-term debt securities,
More information on strategies and risks 83

including repurchase agreements. To the extent a Fund is invested in these instruments, the Fund will not be pursuing its principal investment strategies and may not achieve its investment objective.
U.S. Government Securities —  A Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government or its agencies or instrumentalities. U.S. government securities include mortgage- and asset-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments —  A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.
Zero Coupon and Pay-in-Kind Securities —  A Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.
Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund's shares may be affected by the Fund's investment objective(s), principal investment strategies and particular risk factors. Each Fund follows a distinct set of investment strategies. Consequently, each Fund may be subject to different risks. Some of the risks of investing in the Funds are discussed below, including the principal risks of the Funds as discussed in “About the Funds — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Fund's investment results. There is no assurance that a Fund will achieve its investment objective(s) or that it will not lose value. For further information about investment risks, please see the 1290 Funds’ SAI.
To the extent a Fund invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the Fund will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. An Underlying ETF may be subject to certain additional risks as discussed in its prospectus. More information about the Underlying ETFs is available in their respective prospectuses. To the extent a Fund invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Fund” may include a Fund, an Underlying ETF, or both..
Principal Investment Risks
As indicated in “About the Funds — Investments, Risks, and Performance — Principal Risks,”  a Fund may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund's performance.
Alternative Investment Risk —  To the extent a Fund invests in Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, and are generally more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments, which could involve investment structures subject to income tax that could adversely impact the return to shareholders. In addition, the performance of alternative investments may be more dependent on the Adviser’s experience and skill than the performance of traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to a Fund.
84 More information on strategies and risks

Asset Allocation Risk —  The investment performance of an allocation Fund depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Fund to lose value, may not produce the desired results, or may cause a Fund’s results to lag relevant benchmarks or other funds with similar investment objectives. For example, weighting equity securities too heavily during a period of stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return. In addition, the allocation and investment decisions made may not be timely relative to market, economic or other developments. Moreover, if a Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund will have less flexibility in its investment strategy than funds that are not subject to such limitations.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. In addition, a Fund may maintain cash and cash equivalent positions as part of the Fund's strategy in order to take advantage of investment opportunities as they arise, to manage the Fund's market exposure and for other portfolio management purposes. As such, a Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Fund's performance due to missed investment opportunities and may also subject a Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to honor its obligations, and increased costs, such as any fees imposed for large cash balances.
Collateralized Loan Obligations Risk —  Investments in collateralized loan obligations (“CLOs”) involve many of the same risks associated with investments in debt securities and asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment and extension risk, and valuation risk. The risks of an investment in a CLO also depend largely on the quality and type of the collateral and the class or “tranche” of the CLO in which a Fund invests. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under a Fund’s liquidity policies. Additionally, CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the collateral securities may decline in value or quality or be downgraded or go into default, particularly during periods of economic downturn; (c) the possibility that a Fund may invest in CLOs that are subordinate to other classes; (d) the risk that the manager of the CLOs may perform poorly; and (e) the risk that the complex structure of CLOs may produce disputes with the issuer or unexpected investment results. CLOs also can be difficult to value and may be highly leveraged (which could make them highly volatile), and the use of CLOs may result in losses to a Fund. CLOs also may charge management and other administrative fees, which are in addition to those of a Fund.
Commodity Risk —  Exposure to the commodities markets, or a particular sector of the commodities markets, may subject a Fund to greater volatility than investments in traditional securities, and changes in those markets may cause the Fund’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, resource availability, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, pandemics, livestock disease, embargoes, tariffs and countermeasures, and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments.
Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity price volatility, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance
More information on strategies and risks 85

sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Fund’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.
Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investments by a Fund in convertible debt securities may not be subject to any ratings restrictions, but a Fund’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
Counterparty Risk —  A Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.
Credit Risk —  A Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest and/or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of a security’s credit rating may decrease its value. Lower credit quality (or changes in the market’s perception of an issuer’s creditworthiness) also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. A Fund may experience a significant or complete loss on a fixed income security or a transaction. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if the issuer or counterparty faces challenges rolling or refinancing its obligations. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Fund’s investments or investment process.
Derivatives Risk —  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Fund's investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund's returns and increase the volatility of the Fund's net asset value. Examples of derivative instruments include, among others, forward contracts, futures contracts, options contracts, options on futures contracts, and swaps. Particular derivative instruments that a Fund may use are described under “Investments, Risks, and Performance — Principal Investment Strategy” in this Prospectus. The following provides a more general discussion of important risk factors (e.g., counterparty and credit risk, leveraging
86 More information on strategies and risks

risk, liquidity risk, management risk, market and interest rate risk, valuation risk, and other risks) relating to all derivative instruments that a Fund may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.
Counterparty and Credit Risk —  A Fund may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Fund has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.
Leveraging Risk —  Derivatives may be leveraged such that a small investment can have a significant impact on a Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Fund could lose more than the amount it invested. A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. Some derivatives can have the potential for unlimited losses, regardless of the size of the initial investment.
Liquidity Risk —  It may be difficult or impossible for a Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Fund to sell or otherwise close out a derivatives position, could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately.
Management Risk —  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Interest Rate Risk —  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser's ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Fund’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Fund, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments.
Valuation Risk —  Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index.
Other Risks —  Derivatives also may be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well as legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, or the legality or enforceability of a contract.
More information on strategies and risks 87

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful.
When a Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit a Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. Derivatives also may involve fees, commissions, or other costs that may reduce a Fund’s gains or exacerbate its losses from the derivatives.
The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Legislative and regulatory developments may limit the availability of certain derivatives, may reduce the attractiveness or increase the cost of derivatives, and may otherwise adversely impact the performance and value of derivatives. Legislative and regulatory developments also may change the way in which a Fund itself is regulated. Such developments may impact a Fund’s ability to invest, or remain invested, in certain derivatives, adversely affect a Fund’s ability to achieve its investment objective, and adversely affect a Fund’s efficiency in implementing its investment strategies. Complying with new requirements also may increase the cost of a Fund’s investments and the cost of implementing a Fund’s investment program and related operations, which could adversely affect a Fund and its investors. For example, the SEC has adopted requirements and restrictions governing registered funds’ (including the Funds') use of derivatives (“Rule 18f-4”). The Funds have implemented policies and procedures to comply with Rule 18f-4. Unless a Fund limits its derivatives exposure to 10% or less of its net assets and qualifies as a ‘‘limited derivatives user’’ under Rule 18f-4, the rule, among other things, requires that the Fund establish a derivatives risk management program, comply with certain value-at-risk based leverage limits, appoint a derivatives risk manager, and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to implement policies and procedures reasonably designed to manage its derivatives risk. The requirements of Rule 18f-4 are intended to reduce derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program.
A discussion of additional risks associated with particular derivative instruments follows:
Forward Contract Risk —  There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).
Futures Contract Risk —  There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions could also be impaired.
Options Contract Risk —  There can be no guarantee that the use of options will increase a Fund's return or income. By writing (selling) a put option, a Fund takes on the risk of a decline in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of the option it sells, but without the corresponding opportunity to benefit from
88 More information on strategies and risks

a potential increase in the value of the underlying instrument. When a Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing (selling) a call option, a Fund assumes the risk that it must sell the underlying instrument at a strike price that may be lower than the market price of the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Fund must purchase the underlying instrument to meet its call obligations and the necessary instrument may be unavailable for purchase. Additionally, volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with options. When a Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. A Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium if received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period. If an option a Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
Swaps Risk —  Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Fund is contractually entitled to receive. As a seller of a credit default swap, a Fund effectively adds economic leverage because, in addition to its total net assets, the Fund is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Dollar Roll and Sale-Buyback Transactions Risk —  Dollar roll and sale-buyback transactions may increase a Fund's volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. Equity securities generally have greater price volatility than fixed-income securities. A Fund may experience a significant or complete loss on its investment in an equity security. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.
ESG Considerations Risk —  Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Fund, and therefore carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider ESG factors or use a different methodology to identify and/or integrate ESG factors. The integration of ESG considerations may affect a Fund’s exposure to certain sectors or types of investments and may impact a Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG criteria are not uniformly defined, and a Fund’s ESG criteria may differ from those used by other funds. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Fund temporarily to hold securities that do not comply with the Fund’s ESG investment principles. Information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Socially responsible norms differ by region, and an issuer’s ESG practices or the Sub-Adviser’s assessment of an issuer’s ESG practices may change over time. Successful application of a Fund’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the considerations or techniques employed will be successful. While the Sub-Adviser views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved. There is also a risk that a Fund could have indirect exposure (through, including but not limited to, derivatives and investments in
More information on strategies and risks 89

other investment companies) to issuers that do not meet the relevant ESG criteria used by the Fund. In addition, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the factors utilized by the Sub-Adviser may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices. Further, the regulatory landscape for ESG investing in the United States and abroad is evolving, and future rules or regulations may require a Fund to change its investment process and/or the associated disclosures.
Exchange-Traded Funds Risk —  A Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary. A Fund does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Fund.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Fund’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an ETF could be adversely impacted.
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in
90 More information on strategies and risks

certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. To the extent a Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated. Currency rates may fluctuate significantly over short periods of time and can be affected unpredictably by a number of factors, including changes in interest rates; intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities; investor perception of a country’s economy; or the imposition of currency controls or other political developments in the United States or abroad. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk —  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) involve many of the same risks associated with investing directly in foreign securities, including the economic and political risks associated with the underlying issuer’s country. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. In some cases, if a Fund, as the holder of a depositary receipt, is compelled to convert the depositary receipt into the underlying foreign security but is unable successfully to complete the conversion, the depositary receipt could be rendered worthless and the Fund could lose its entire investment.
Emerging Markets Risk —  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks and uncertainties involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political, economic or social structures or intervene in or manipulate financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, and investment returns. The U.S. government also may impose restrictions on the ability of U.S. investors to hold and/or acquire securities of certain companies in emerging market countries, which may adversely impact a Fund.
In addition, companies in emerging market countries may be newly organized, smaller and less seasoned, and the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Emerging market countries often have less uniformity in (or may lack) regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers; less reliable clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; and less reliable registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. Emerging market countries also may be
More information on strategies and risks 91

subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.
European Economic Risk —  The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant regional and global market disruption, introduce new legal and regulatory uncertainties, and result in increased volatility and illiquidity and potentially lower economic growth, all of which may negatively impact a Fund’s investments and cause it to lose money. Further, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups. European governments may be subject to change and European countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent that a Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, the Fund assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.
International Fair Value Pricing Risk —  A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund's net asset value is determined. If such arbitrage attempts are successful, the Fund's net asset value might be diluted. A Fund's use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced using more subjective methods, known as fair value pricing. As such, it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Fund's ability to implement its investment strategy (e.g., reduce the volatility of the Fund's share price) or achieve its investment objective.
92 More information on strategies and risks

Regulatory Risk —  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.
Settlement Risk —  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
Trade Suspensions Risk —  Securities of issuers traded on foreign exchanges may be suspended, including by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions may be compromised and the Fund could incur significant losses. Trade suspensions, or other restrictions on trading, and market closures could lead to affected securities being valued at zero.
Hedging Risk —  If a Fund takes a hedging position (such as long or short positions) in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for a Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and protect against the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Fund may have no income at all from such investments. The principal value of an investment in a Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation-indexed debt securities.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of a Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if a debt security has a duration of five years and interest rates increase by 1%, the debt security’s price typically would be expected to decline by approximately 5%. Thus, the sensitivity of a Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Greater sensitivity to changes in interest rates may increase the volatility of a debt security’s value and may lead to losses. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation rates and/or investor expectations concerning such rates, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial and immediate impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.
Due to concerns regarding recent high inflation in many sectors of the U.S. and global economies, the U.S. Federal Reserve and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to
More information on strategies and risks 93

control inflation, and they may continue to do so. It is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach in the future. Fixed-income and related markets may continue to experience heightened levels of interest rate volatility.
During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, a Fund may be subject to a greater risk of principal decline from rising interest rates. A significant or rapid rise in interest rates could result in losses, which could be substantial, to a Fund.
Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk by, among other things, reducing or eliminating interest income and causing declines in the value of investments in income producing or debt securities. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.
Investment Grade Securities Risk —  Debt securities generally are rated by national bond ratings agencies. A Fund considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Investment Strategy Risk —  The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Fund comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Fund investments may exhibit higher volatility than expected or underperform the markets. A Fund’s strategy may result in the Fund underperforming the general securities markets, particularly during periods of strong positive market performance.
Investment Style Risk —  A Fund may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.
Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Fund using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Fund also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Fund, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Fund’s share price.
Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Fund using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s full value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced or overvalued at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.
Large Transaction Risk —  A significant percentage of a Fund’s shares may be owned or controlled by the Adviser and its affiliates, other funds advised by the Adviser or its affiliates (including funds of funds), or other large shareholders, including financial intermediaries that may include the Fund in their investment models . Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows may
94 More information on strategies and risks

be frequent and could negatively affect a Fund’s net asset value and performance, and could cause a Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Fund’s ability to meet shareholder redemption requests or could limit a Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting Fund shares for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Fund’s brokerage or other transaction costs, and large-scale outflows could cause a Fund’s actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. Although large transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Leveraging Risk —  When a Fund leverages its holdings, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Fund that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that a Fund’s use of any leverage will be successful.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which a Fund may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Fund is carrying them. A Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Fund could decrease the liquidity of such an investment, especially during periods of market stress, and contribute to downward pricing pressure. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
The SEC has instituted various requirements for open-end funds, including the Funds, to establish, and the Funds have established, a program to manage liquidity risks. These requirements are intended to reduce liquidity risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the liquidity risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the requirements may increase a Fund’s expenses, may negatively affect a Fund’s yield and return potential, and may not reduce a Fund’s liquidity risk.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
Loan Risk —  A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods (bank loans may have trade settlement periods that extend beyond seven days). As a result, the proceeds from the sale of a loan
More information on strategies and risks 95

may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.
A Fund’s investments in loans are subject to the risk that the Fund will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Fund’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Fund’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Fund’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.
A Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Fund may also purchase a participation in a loan interest that is held by another party. When a Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that a Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Market Risk —  A Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or investor expectations concerning such rates, changes in interest rates or currency rates, recessions, global demand for particular products or resources, lack of liquidity in the markets, or adverse investor sentiment generally. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages or increased production costs and competitive conditions within the sector or industry.
Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or asset classes. Changes in value may be temporary or may last for extended periods. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. A Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there can be no assurance that the investments held by a Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. Additionally, market speculation focused on profiting from fluctuations in the value of one or more securities or asset classes over a short period of time may result in large-scale
96 More information on strategies and risks

and sudden purchases and sales of those securities or asset classes, which can significantly affect the value of those securities and asset classes as well as the market more broadly in unexpected ways, and cause significant share price volatility and losses for a Fund.
Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region or events affecting a single or small number of issuers will adversely impact issuers in a different country or region. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental, natural or man-made disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, supply chair disruptions, widespread and prolonged power outages, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. As a result, the value and liquidity of a Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. Securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Moreover, systemic market dislocations of the kind that occurred during the global financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.
Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Changes in government or central bank policies, changes to regulations involving the securities markets, and political, diplomatic and other events within the United States and abroad may affect investor and consumer confidence and may increase uncertainty in or impair the operation of the U.S. or other securities markets, perhaps suddenly and to a significant degree.
In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market-participants, may include significant risks to global financial markets.
Master Limited Partnership Risk —  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. MLPs involve certain other risks, including risks related to limited control and voting rights on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP's general partner, cash flow risks, and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in a Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Much of the benefit a Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as a Fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the Fund’s shares.
More information on strategies and risks 97

The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unit holders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unit holders if the liability in question arose before the distributions were paid. This liability may stay attached to a unit holder even after it sells its units.
Mid-Cap, Small-Cap and Micro-Cap Company Risk —  A Fund’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.
Momentum Risk —  Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have recently had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking or troughing. Momentum (positive or negative) can turn quickly, and utilizing momentum as a factor in the investment analysis process can cause significant variation from other types of investment strategies. A Fund may experience significant losses or miss out on significant gains if a security’s momentum stops, turns or otherwise behaves differently than predicted.
Mortgage-Related and Other Asset-Backed Securities Risk —  Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.
If a Fund purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets
98 More information on strategies and risks

underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.
Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.
Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.
Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks.
New Fund Risk —  The 1290 Essex Small Cap Growth Fund is newly or recently established and has limited operating history. The Fund’s performance may not represent how the Fund is expected to or may perform in the long-term and the Fund may not be successful in implementing its investment strategy. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new funds. There can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Newly Repositioned Fund Risk —  The 1290 Avantis® U.S. Large Cap Growth Fund is newly repositioned and may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Non-Diversified Fund Risk —  A non-diversified Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence affecting one or more of these issuers.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by S&P or Fitch, or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings,
More information on strategies and risks 99

or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative.
Portfolio Management Risk —  A Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected for long periods of time or may never be detected, which could adversely affect decision making for a Fund, as well as a Fund’s operations or performance, and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk-reducing actions. There can be no assurance that the use of these technologies will result in effective investment decisions for a Fund or enable a Fund to achieve its investment objective. Furthermore, artificial intelligence technologies are evolving and may be under development or implemented (or may already have been deployed) for certain processes, including portfolio management, data monitoring and analysis, security selection, trading, and portfolio risk management. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Portfolio Turnover Risk —  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Fund, which may result in higher fund expenses and lower total return, and may generate a greater amount of capital gain distributions to Fund shareholders than if the Fund had low portfolio turnover. A Fund that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Fund may experience substantially increased portfolio turnover due to the differences between the Fund’s previous and current investment objectives and policies and portfolio management strategies.
Preferred Stock Risk —  Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by a Fund may pay off principal more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Fund may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Privately Placed and Other Restricted Securities Risk —  Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Fund. Rule 144A
100 More information on strategies and risks

is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Fund’s net asset value.
Quantitative Investing Risk —  A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Fund’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Fund may have a lower return than if the Fund were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis. There can be no assurance that a quantitative model used in managing a Fund will perform as anticipated or enable the Fund to achieve its investment objective.
Real Estate Investing Risk —  Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand and general and local economic conditions and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. For example, the COVID-19 pandemic has impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments, which has reduced the demand for commercial and office space. Losses may occur from, for example, casualty or condemnation, or extended vacancies of properties, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs or refinance their obligations. In addition, global climate change may have a significant adverse effect on property and security values and may exacerbate the risks of natural disasters.
Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by mortgagors or other borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. In addition, regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located.
Operating REITs requires specialized management skills, and a Fund that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Fund. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
More information on strategies and risks 101

Redemption Risk —  A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund's overall liquidity, or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Fund's performance and increase transaction costs.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risks Related to Investments in Underlying ETFs —  A Fund that invests in Underlying ETFs (i.e., operates under a “fund of funds” arrangement) will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Fund’s performance. In addition, the Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. A Fund does not control the investments of the Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. The Underlying ETFs may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Fund.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Fund’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an ETF could be adversely impacted.
102 More information on strategies and risks

In addition, regulations relating to “fund of funds” arrangements may impact a Fund’s or an Underlying ETF’s ability to achieve its investment objective, impact a Fund’s or an Underlying ETF’s investment policies or strategies, adversely affect a Fund’s or an Underlying ETF’s efficiency in implementing its investment strategies, increase operating costs, and/or adversely affect a Fund’s or an Underlying ETF’s performance.
Sector Risk —  To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. An individual sector, industry, or sub-sector of the market may be affected by a change in financial condition or other event affecting a single issuer. A Fund’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Short Position Risk —  A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where a Fund is unable, for whatever reason, to close out its short position, because the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with short sales. In addition, by investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market or other factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. When a Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.
Special Situations Risk —  A Fund may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Fund would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. A Fund’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Fund may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Fund may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Fund to dispose of them at an advantageous price.
U.S. Government Securities Risk —  Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Securities issued by the U.S. Treasury or other agencies and instrumentalities of the U.S. government may decline in value as a result of, among other things, changes in interest rates, political events in the United States, international developments, including strained relations with foreign countries, and changes in the credit rating of, or investor perceptions regarding the creditworthiness of, the U.S. government. Rating services have in the past lowered their long-term sovereign credit rating on the United States. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality.
More information on strategies and risks 103

Securities not backed by the full faith and credit of the U.S. Treasury involve greater credit risk than investments in other types of U.S. government securities. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Variable and Floating Rate Securities Risk —  The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Fund’s value to the extent that it invests in variable rate securities.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk —  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund commits to purchase will decline in value prior to its delivery. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions can have a leverage-like effect on a Fund and increase a Fund’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will fail to complete the sale or purchase of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. These transactions also may cause a Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations.
Zero Coupon and Pay-in-Kind Securities Risk —  Zero coupon and pay-in-kind securities are debt securities that do not make periodic cash interest payments. Zero coupon securities are issued at a significant discount from their face value. Zero coupon and pay-in-kind securities tend to be subject to greater fluctuations in market value in response to changing interest rates than securities of comparable maturities that pay interest periodically and in cash. Pay-in-kind securities generally carry higher interest rates compared to debt securities that make cash payments of interest to reflect the increased risks associated with the deferral of interest payments. Pay-in-kind securities also generally involve greater credit risk than coupon bonds because a Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a pay-in-kind security, the issuer could still default when the collection date occurs at the maturity of or payment date for the security. If the issuer of a pay-in-kind security defaults, a Fund may lose its entire investment. Pay-in-kind securities also may be difficult to value accurately because they involve ongoing judgments about the collectability of the deferred payments and the value of any associated collateral.
In addition, current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind securities to accrue income with respect to these securities on a current basis, even though it does not receive that income currently in cash. To maintain its qualification as a regulated investment company under the Internal Revenue Code and avoid federal tax liability at the entity (Fund) level, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
General Investment Risks
Each Fund is subject to the following general risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund's performance.
Asset Class Risk —  A Fund is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.
Cybersecurity and Operational Risk —  A Fund and its service providers, and shareholders’ ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious
104 More information on strategies and risks

software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information, including by a Fund or its service providers). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Technology is continuously changing, and new ways to carry out cyber attacks are always developing. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, the inability to process Fund transactions or calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, seeks to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Fund service providers to identify all of the cybersecurity or other operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Among other situations, disruptions (for example, pandemics or health crises) or other developments that cause prolonged periods of remote work or significant employee absences at a Fund’s service providers could impact the ability to conduct the Fund’s operations. A Fund may incur substantial costs to prevent or address cybersecurity incidents.
Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in the securities of such issuers to lose value.
Issuer-Specific Risk —  The value of an individual security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; changes in technology; investigations or other controversies related to the issuer; strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives; fraudulent disclosures; and the historical and prospective earnings of the issuer and the value of its assets. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities. A change in the financial condition of (or other event affecting) a single issuer may affect securities markets as a whole.
Recent Market Conditions Risk —  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Due to concerns regarding recent high inflation in many sectors of the U.S. and global economies, the U.S. Federal Reserve (“Fed”) and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation, and they may continue to do so. It is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach in the future. Fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation. Changes in government or central bank policies could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.
The Fed’s or foreign central banks’ actions may result in an economic slowdown in the United States and abroad. There are concerns that monetary policy may provide less support should economic growth slow. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the
More information on strategies and risks 105

U.S. banking system. In addition, widespread loan defaults in the commercial real estate sector could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there has been a significant increase in the amount of debt due to the economic effects of the coronavirus disease (COVID-19) pandemic and ensuing economic relief and public health measures. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the value of markets, sectors and companies in which a Fund invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, a U.S. government shutdown (or the threat of such a shutdown), and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Tensions, war, or other open conflicts between nations, such as between Russia and Ukraine, in the Middle East, and in eastern Asia, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities or military actions and the repercussions of such actions are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. The resulting adverse market conditions could be prolonged. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Fund. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the COVID-19 pandemic caused significant volatility and severe losses in global financial markets. The COVID-19 pandemic and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, higher default rates, widespread business closures and layoffs, travel restrictions and border closings, extended quarantines and stay-at-home orders, event and service cancellations, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. The continued impact of COVID-19 is uncertain. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
Slowing global economic growth, the rise in protectionist trade policies, and changes to some major international trade agreements (including, for example, the trade agreement between the United Kingdom and the European Union) could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If relations between the United States and China do not improve or continue to deteriorate, or if China were to attempt unification of Taiwan by coercion or force, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s investments may go down.
Advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a Fund. As artificial intelligence is used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could impact the overall performance of a Fund.
106 More information on strategies and risks

In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which a Fund invests, and on the overall performance of a Fund.
Regulatory Risk —  Each Fund is subject to extensive laws and regulations that govern its operations. Each Fund is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. Extensive regulation or a change in existing laws or regulations may have unpredictable and unintended effects and may materially impact a Fund, a security, business, sector or market. For example, extensive regulation or a change in existing laws or regulations made by the government or a regulatory body may limit or preclude a Fund’s ability to achieve its investment objective, impact a Fund’s investment policies or strategies, adversely affect a Fund’s efficiency in implementing its investment strategies, and/or reduce the attractiveness or increase the cost of an investment, which may, in turn, adversely affect a Fund’s performance. A Fund also may incur additional costs, which may be substantial, to comply with new requirements as well as to monitor for compliance with new requirements going forward. A Fund also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. Changes in laws or regulations also may impair the operation of the U.S. or other securities markets.
Risk Management —  The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with a Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or a Sub-Adviser will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Valuation Risk —  The price at which a Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before a Fund determines its net asset value. A Fund uses pricing services to provide values for certain securities, and there is no assurance that a Fund will be able to sell an investment at the price provided by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if a Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
More information on strategies and risks 107

Additional Information about Risks
Additional information that may be associated with a Fund's principal risks but that may not be principal to a Fund's investment strategies follows. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund's performance.
Banking Industry Sector Risk —  To the extent a Fund invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory or other developments relating to the banking industry may affect its investment. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. In addition, widespread loan defaults in the commercial real estate sector could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail.
Concentration Risk —  If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Distressed Companies Risk —  A Fund may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Fund may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Fund’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
Dividend Risk —  Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Fund invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. A sharp rise in interest rates, an economic downturn, or other market or company-specific developments, could result in a company’s decision to decrease or eliminate a dividend. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
Financial Services Sector Risk —  To the extent a Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The financial services sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact a Fund. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
Industrials Sector Risk —  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent
108 More information on strategies and risks

on government demand for their products and services. Any of these factors could result in a material adverse impact on a Fund’s securities and the performance of a Fund.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and increased government and regulatory scrutiny. Any of these factors could result in a material adverse impact on a Fund’s securities and the performance of a Fund.
Infrastructure Sector Risk —  Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, the effects of natural disasters, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.
Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, fires and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
Initial Public Offering (“IPO”) Risk —  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Prior to an IPO, there is no public market for an issuer’s securities, and there can be no assurance that an active trading market will develop or be sustained following the IPO. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Fund may hold IPO shares for a very short period of time. At times, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities allocated to any one fund may decrease. To the extent a Fund with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Funds with small asset bases. The impact of IPOs on such a Fund's performance will likely decrease as the Fund's asset size increases, which could reduce the Fund's returns. There is no guarantee that as such a Fund's assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.
Inverse Floaters Risk —  Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any increase in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters typically involve leverage, which can magnify a Fund's losses; accordingly, the holder of an inverse floater could lose more than its principal investment.
LIBOR Risk —  Prior to June 30, 2023, many debt securities, derivatives and other financial instruments utilized the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations; however, LIBOR settings for all maturities and currencies ceased to be published on a representative basis after June 30, 2023.
More information on strategies and risks 109

The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. Bank working groups and regulators in other countries have suggested other alternatives for their respective markets. However, there are risks associated with using a new reference or benchmark rate with respect to existing or new investments and transactions. The SOFR or other alternative reference or benchmark rate may be an ineffective substitute with respect to an existing or new investment or transaction, resulting in prolonged adverse market conditions for a Fund, which could negatively affect the Fund’s performance and/or net asset value.
SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities. The composition and characteristics of SOFR are not the same as those of LIBOR, and SOFR is fundamentally different from LIBOR. SOFR is a secured rate, while LIBOR is an unsecured rate, and SOFR is an overnight rate, while LIBOR is a forward-looking rate that represents interbank funding over different maturities. As a result, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including as a result of changes in interest and yield rates in the market, market volatility, or global or regional economic, financial, political, regulatory, judicial or other events. In addition, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates, such as LIBOR. The return on and value of investments that are linked to SOFR may fluctuate more than the return on and value of investments that are linked to less volatile rates.
Various financial industry groups have planned for and have implemented the transition from LIBOR to SOFR or another new reference or benchmark rate, but, in certain instances, the transition process may have resulted in, or may result in, increased volatility and illiquidity in markets that relied on LIBOR to determine interest rates. It may also have caused, or lead to, a reduction in the values of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based instruments, which may adversely affect a Fund’s performance or net asset value.
Listed Private Equity Company Risk —  Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.
Money Market Risk —  Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. In the event that any money market fund that seeks to maintain a stable $1.00 net asset value fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain money market funds have in the past failed to maintain stable $1.00 net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent a money market fund from providing a positive yield, and could negatively impact a money market fund’s ability to maintain a stable $1.00 net asset value per share.
Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. Shares sold utilizing a floating net asset value may be worth more or less than their original purchase price. An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and, effective October 2, 2024, generally will be required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.
Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. Changes in these rules may impact a money market fund’s expenses, operations, returns, liquidity and continued viability.
Municipal Securities Risk —  Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.
Natural Resources Sector Risk —  The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, climate change, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject
110 More information on strategies and risks

to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
Repurchase Agreements Risk —  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.
Risks of Investing in Other Investment Companies —  A Fund that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their respective investment objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular investment company will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the investment company, which will vary. A Fund does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Fund.
Securities Lending Risk —  Securities lending exposes a Fund to counterparty risk, market risk on the loaned securities, and reinvestment risk on the cash collateral. A Fund may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons in order to earn additional income on those securities. Generally, any such loan of portfolio securities will be contractually required to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal to the value of the securities loaned. A Fund may reinvest cash collateral in short-term, highly liquid investments, such as money market funds and repurchase agreements (including for purchases of securities that may be loaned). A Fund could lose money on its investment of cash collateral if the assets in which cash collateral is reinvested do not perform as well as the original loaned securities. Because cash collateral received by a Fund in securities lending transactions may be invested in money market funds, the investment return on cash collateral so invested by a Fund may be affected by investment advisory fees, administrative fees, service fees and other fees that are indirectly borne by the Fund, which would be in addition to the fees the Fund pays its service providers. Securities lending is a form of leverage, which may magnify both gains and losses. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which may result in a loss to a Fund. Securities loans are subject to termination by a Fund as lender or by the borrower at any time. If a Fund terminates a securities loan, it will forego any income on the loan after the termination. In addition, securities on loan may not be voted by a Fund, and there is a risk that a Fund may not be able to recall loaned securities in sufficient time to vote on material proxy matters. In addition, a Fund typically pays lending fees to the party that serves as the securities lending agent for the Fund and arranges loans under the securities lending program.
Sub-Adviser Selection Risk —  A Fund is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.
In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to the affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory
More information on strategies and risks 111

fees retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/ or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.
Tax Risk —  A Fund is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.
112 More information on strategies and risks

Benchmarks
The performance of each Fund, as shown in the section “About the Funds”, is compared to that of a broad-based securities market index and/or a blended index. Each Fund's annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses.
A Fund's investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.
Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks are included because they may help you to understand the universe of securities from which a Fund is likely to select its holdings.
1290 Multi-Asset Income Index  is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the MSCI World High Dividend Yield Index at a weighting of 20%, the Cboe S&P 500 BuyWrite IndexSM at a weighing of 20%, the Bloomberg U.S. Corporate High Yield Index at a weighting of 30% and the Bloomberg U.S. Aggregate Bond Index at a weighting of 30%.
Cboe S&P 500 BuyWrite IndexSM  is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index®. The index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until its expiration and cash settled, at which time a new one-month, near-the-money call is written.
ICE BofA 3-Month U.S. Treasury Bill Index  measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.
ICE BofA U.S. High Yield Index  tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s Investors Service, Inc., Standard & Poor’s Financial Services, LLC and Fitch, Inc.), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. It is market capitalization weighted.
Bloomberg U.S. Aggregate Bond Index  covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-based securities.
Bloomberg U.S. Corporate High Yield Index  measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S. Corporate High Yield Index is a component of the US Universal and Global High Yield Indices.
MSCI World High Dividend Yield Index  is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.
Morgan Stanley Capital International (MSCI) World (Net) Index  is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.
Russell 1000® Growth Index  measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.
Russell 1000® Index  measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.
More information on strategies and risks 113

The Russell 2000® Growth Index  measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
Russell 2500™ Value Index  measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market capitalization-weighted.
Russell 2500™ Index  measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market capitalization-weighted.
Russell 3000® Index  measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market capitalization-weighted.
Standard & Poor’s 500® Composite Price Index (S&P 500® Index)  is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization-weighted, thereby giving greater weight to companies with the largest market capitalizations.
Standard & Poor’s Target Date 2060+ Index  is designed to represent a broadly derived consensus of asset class exposure and glide path for target date year 2060. The index allocates to equities and fixed income at varying levels, according to a predetermined schedule related to the respective target date.
114 More information on strategies and risks

Information Regarding the Underlying ETFs
The following is additional information regarding the Underlying ETFs in which the 1290 Multi-Alternative Strategies Fund currently may invest, including investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF's Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval. The Adviser's selection of Underlying ETFs could have a positive or negative impact on its (or its affiliates’) revenues and/or profits.
ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Commodities
Invesco DB Agriculture Fund
Seeks to track changes,
whether positive or
negative, in the level of
the DBIQ Diversified
Agriculture Index Excess
ReturnTM over time,
plus the excess, if any,
of the sum of the Fund’s
Treasury Income,
Money Market Income
and T-Bill ETF Income,
over the expenses of
the Fund.

The Fund trades exchange-traded
futures contracts on the
commodities comprising the DBIQ
Diversified Agriculture Index Excess
ReturnTM, which is intended to
reflect the change in value of the
agricultural sector.
• Market Risks • Futures Risks • Index Risks • Regulatory Risks • Tax Risks • General Risks • Not a Registered Investment Company
Invesco DB Commodity Index Tracking Fund
Seeks to track changes,
whether positive or
negative, in the level of
the DBIQ Optimum
Yield Diversified
Commodity Index
Excess ReturnTM over
time, plus the excess, if
any, of the sum of the
Fund’s Treasury Income,
Money Market Income
and T-Bill ETF Income,
over the expenses of
the Fund.

The Fund trades exchange-traded
futures contracts on the
commodities comprising the DBIQ
Optimum Yield Diversified
Commodity Index Excess ReturnTM,
which is a rules-based index
composed of futures contracts on
14 of the most heavily traded and
important physical commodities in
the world.
• Risks Related to Investing in Oil Markets • Market Risks • Futures Risks • Index Risks • Regulatory Risks • Tax Risks • General Risks • Not a Registered Investment Company
Invesco DB Energy Fund
Seeks to track changes,
whether positive or
negative, in the level of
the DBIQ Optimum
Yield Energy Index
Excess ReturnTM over
time, plus the excess, if
any, of the sum of the
Fund’s Treasury Income,
Money Market Income
and T-Bill ETF Income,
over the expenses of
the Fund.

The Fund trades exchange-traded
futures contracts on the
commodities comprising the DBIQ
Optimum Yield Energy Index
Excess ReturnTM, which is intended
to reflect the changes in market
value of the energy sector.
• Risks Related to Investing in Oil Markets • Market Risks • Futures Risks • Index Risks • Regulatory Risks • Tax Risks • General Risks • Not a Registered Investment Company
Invesco DB Precious Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Precious Metals Index Excess Return™	The Fund trades exchange-traded futures contracts on gold and silver, the commodities comprising the DBIQ Optimum Yield Precious Metals Index Excess ReturnTM, which is intended to reflect the	• Market Risks • Futures Risks • Index Risks • Regulatory Risks • Tax Risks • General Risks
More information on strategies and risks 115

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
	over time, plus the excess, if any, of the sum of the Fund’s Treasury Income, Money Market Income and T-Bill ETF Income, over the expenses of the Fund.	changes in market value of the precious metals sector.	• Not a Registered Investment Company
iShares® GSCI Commodity Dynamic Roll Strategy ETF	Seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis.
The Fund seeks to track the
investment results of the S&P GSCI
Dynamic Roll (USD) Total Return
Index (the “Underlying Index”),
which measures the performance
of futures contracts such as
aluminum, Brent crude oil, cocoa,
coffee, copper, corn, cotton, gas
oil, feeder cattle, gold, heating oil,
lean hogs, lead, live cattle, natural
gas, nickel, silver, soybeans, sugar,
unleaded gasoline, wheat, West
Texas Intermediate crude oil and
zinc. In seeking to achieve its
objective, the Fund may invest in a
combination of exchange-traded
commodity futures contracts,
exchange-traded options on
commodity-related futures
contracts and exchange-cleared
commodity-related swaps
(together, “Commodity-Linked
Investments”), thereby obtaining
exposure to the commodities
markets. Commodity-Linked
Investments may also include
exchange-cleared swaps on
commodities and exchange-traded
options on futures that provide
exposure to the investment returns
of the commodities markets,
without investing directly in
physical commodities. The Fund’s
adviser uses a representative
sampling indexing strategy to
manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Commodity-Linked Derivatives Risk
• Commodity Regulatory Risk
• Commodity Risk
• Concentration Risk
• Counterparty Risk
• Credit Risk
• Cybersecurity Risk
• Derivatives Risk
• Energy Sector Risk
• Futures Contract Risk
• Geographic Risk
• Illiquid Investments Risk
• Index-Related Risk
• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Metals and Mining Industry Risk
• National Closed Market Trading Risk
• Non-U.S. Issuers Risk
• North America Economic Risk
• Operational Risk
• Passive Investment Risk
• Reliance on Trading Partners Risk
• Risk of Investing in Agriculture and
Livestock
• Risk of Investing in Developed
Countries
• Risk of Investing in the United States
• Risk of Swap Agreements
• Subsidiary Risk
• Tax Risk
• Tracking Error Risk
• Valuation Risk

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	Seeks long-term capital appreciation.
The Fund is an actively managed
exchange-traded fund that seeks
to achieve its investment objective
by investing in a combination of
financial instruments that are
economically linked to the world’s
most heavily traded commodities.
Under normal circumstances, the
Fund invests, either directly or
through a wholly-owned

• Authorized Participant
Concentration Risk
• Cash Transaction Risk
• Clearing Broker Risk
• Collateral Securities Risk
• Commodity Pool Risk
• Commodity-Linked Derivatives Risk
• Commodity-Linked Notes Risk
• Counterparty Risk
• Derivatives Risk

116 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

subsidiary, in a combination of
three categories of investments: (i)
exchange-traded futures contracts
on underlying commodities
(“Commodities Futures”); (ii) other
instruments whose value is derived
from or linked to price movements
of underlying physical
commodities represented by
exchange-traded futures contracts
on commodity indices,
commodity-linked notes,
exchange-traded options on
Commodities Futures, swaps on
commodities and
commodity-related forward
contracts (collectively, these are
“Commodity-Linked Instruments”);
and (iii) cash, cash-like instruments
or high-quality securities
(collectively, “Collateral”).

• Forward Contracts Risk
• Futures Contracts Risk
• Gap Risk
• Interest Rate Risk
• Investments in Investment
Companies Risk
• Issuer-Specific Changes Risk
• Leverage Risk
• Liquidity Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Options Risk
• Sector Concentration Risk
• Shares May Trade at Prices Different
than NAV
• Subsidiary Investment Risk
• Swap Agreements Risk
• Tax Risk
• Valuation Risk

Convertible Securities
SPDR® Bloomberg Convertible Securities ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets.
Under normal market conditions,
the Fund generally invests
substantially all, but at least 80%,
of its total assets in the securities
comprising the Bloomberg U.S.
Convertible Liquid Bond Index
(“Index”) and in securities that the
Fund’s adviser determines have
economic characteristics that are
substantially identical to the
economic characteristics of the
securities that comprise the Index.
The Index is designed to represent
the market of U.S. convertible
securities, such as convertible
bonds and convertible preferred
stock. The Fund employs a
sampling strategy in seeking to
track the performance of the
Index.

• Below Investment-Grade Securities
Risk
• Convertible Securities Risk
• Debt Securities Risk
• Fluctuation of Net Asset Value, Share
Premiums and Discounts Risk
• Income Risk
• Indexing Strategy/Index Tracking
Risk
• Liquidity Risk
• Market Risk
• Non-U.S. Securities Risk
• Preferred Stock Risk
• Restricted Securities Risk
• Technology Sector Risk
• Unconstrained Sector Risk
• Valuation Risk

iShares® Convertible Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million.
The Fund seeks to track the
investment results of the
Bloomberg U.S. Convertible Cash
Pay Bond ˃$250MM Index (the
“Index”). The Index is a subset of
the Bloomberg U.S. Convertibles:
Cash Pay Bonds Index, which is
one of the four classes of the
Bloomberg U.S. Convertibles Index
(i.e., cash pay, zero coupon,
preferred and mandatory
convertible bonds) and measures
the performance of the U.S.
dollar-denominated convertibles
market. The Index is market
capitalization-weighted and

• Agency Debt Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodology Risk
• Call Risk
• Concentration Risk
• Consumer Cyclical Industry Risk
• Consumer Staples Sector Risk
• Convertible Securities Risk
• Credit Risk
• Cybersecurity Risk
• High Yield Securities Risk
• Illiquid Investment Risk
• Income Risk
• Index-Related Risk

More information on strategies and risks 117

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

consists of only cash pay
convertible bonds. The Fund will
invest at least 80% of its assets in
the component securities of the
Index, and the Fund will invest no
more than 10% of its assets in
futures, options and swaps
contracts that the Fund’s adviser
believes will help the Fund track
the Index as well as in fixed income
securities other than the types
included in the Index, but which
the Fund’s adviser believes will help
the Fund track the Index. The
Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Passive Investment Risk
• Privately-Issued Securities Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Technology Sector Risk
• Tracking Error Risk

Event Driven
IQ Merger Arbitrage ETF	Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Merger Arbitrage Index.
The Fund employs a “passive
management” — or indexing —
investment approach designed to
track the performance of the IQ
Merger Arbitrage Index (the
“Index”). The Index seeks to
employ a systematic investment
process designed to identify
opportunities in companies whose
equity securities trade in
developed markets, including the
U.S., and which are involved in
announced mergers, acquisitions
and other buyout-related
transactions. In addition, the Index
includes short exposure to the U.S.
and non-U.S. equity markets. The
Fund invests, under normal
circumstances, at least 80% of its
net assets, plus the amount of any
borrowings for investment
purposes, in the investments
included in the Index.

• Authorized Participant
Concentration Risk
• Counterparty Risk
• Currency Risk
• Cyber Security Risk
• Debt Securities Risk
• Derivatives Risk
• Equity Securities Risk
• Focused Investment Risk
• Foreign Securities Risk
• Foreign Securities Valuation Risk
• Index Risk
• Interest Rate Risk
• Issuer Risk
• Liquidity Risk
• Market Risk
• Merger Arbitrage Risk
• Money Market/Short-Term Securities
Risk
• Non-Diversified Risk
• Operational Risk
• Passive Management Risk
• Portfolio Turnover Risk
• Secondary Market Trading Risk
• Short Sales Risk
• Small- and/or Mid-Capitalization
Companies Risk
• Swap Agreements Risk
• Trading Price Risk
• Valuation Risk

ProShares Merger ETF	Seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index.
The Fund is designed to track the
performance of the S&P Merger
Arbitrage Index (the “Index”) and
provide exposure to a global
merger arbitrage strategy. The
Index, and by extension the Fund,
seeks to produce consistent,
positive returns in virtually all
market environments. A global
merger arbitrage strategy seeks to

• Risks Associated with the Use of
Derivatives
• Correlation Risk
• Counterparty Risk
• Early Close/Late Close/Trading Halt
Risk
• Equity and Market Risk
• Foreign Investments Risk
• Index Performance Risk
• Industry Concentration Risk

118 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

capture the spread between the
price at which the stock of a
company (each such company, a
“Target”) trades after a proposed
acquisition of such Target is
announced and the value (cash
plus stock) that the acquiring
company (the “Acquirer”) has
proposed to pay for the stock of
the Target (a “Spread”). To obtain
exposure to the Index, the Fund
takes long positions in shares of
the Target. The Fund also takes
short positions in shares of the
Acquirer when the deal involves an
exchange of the Acquirer’s stock.
Under normal circumstances, the
Fund will invest at least 80% of its
total assets in component
securities of the Index.

• Long/Short Risk
• Market Price Variance Risk
• Money Market Instruments Risk
• Non-Diversification Risk
• Risks Related to Foreign Currencies
and the Fund’s Currency Hedging
Strategy
• Risks Related to the Merger
Arbitrage Strategy

Global Real Estate
iShares® Core U.S. REIT ETF	Seeks to track the investment results of an index composed of U.S. real estate equities.
The Fund seeks to track the
investment results of the FTSE
NAREIT Equity REITs Index (the
“Index”), which measures the
performance of U.S. listed equity
real estate investment trusts
(“REITs”), excluding infrastructure
REITs, mortgage REITs, and timber
REITs. The Fund generally will
invest at least 80% of its assets in
the component securities of the
Index and may invest up to 20% of
its assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Cybersecurity Risk
• Dividend-Paying Stock Risk
• Equity Securities Risk
• Index-Related Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Real Estate Investment Risk
• Residential and Residential-Related
REIT Sub-Industry Risk
• Retail Real Estate Sub-Industry Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk

Vanguard Global ex-U.S. Real Estate ETF	Seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.
The Fund employs an indexing
investment approach designed to
track the performance of the S&P
Global ex-U.S. Property Index (the
“Index”), a float-adjusted,
market-capitalization weighted
index that measures the equity
market performance of
international real estate stocks in
both developed and emerging
markets. The Index is composed of
stocks of publicly traded equity real
estate investment trusts (known as
REITs) and certain real estate
management and development

• Industry Concentration Risk
• Investment Style Risk
• Index Replicating Risk
• Stock Market Risk
• Country/Regional Risk
• Emerging Markets Risk
• Currency Risk
• Derivatives Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained

More information on strategies and risks 119

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

companies (REMDs). The Fund
attempts to replicate the Index by
investing all, or substantially all, of
its assets in the stocks that make
up the Index, holding each stock in
approximately the same
proportion as its weighting in the
Index.
• Risk that trading in the Fund's ETF shares may be halted
Long/Short Equity
ProShares Long Online/Short Stores ETF	Seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index.
The Fund invests in financial
instruments that its adviser
believes, in combination, should
track the performance of the
ProShares Long Online/Short
Stores Index (the “Index”). The
Index consists of long positions in
the online retailers included in the
ProShares Online Retail Index (the
“Online Index”) and short positions
in the “bricks and mortar” retailers
included in the Solactive-ProShares
Bricks and Mortar Retail Store
Index (the “Retail Store Index”). The
Fund and Index are designed to
help investors take advantage of
both sides of the retail industry’s
transformation by combining full
(100%) long exposure to online
retailers with a partial (50%) short
position to retailers that depend
on physical stores. Under normal
circumstances, the Fund will invest
at least 80% of its total assets in
the component securities of the
Online Index. The Fund intends to
obtain short exposure to the
positions in the Retail Store Index
by investing in derivatives.

• Risks Associated with the Use of
Derivatives
• Correlation Risk
• Counterparty Risk
• Long/Short Risk
• Internet Companies Risk
• Online Retail Companies Risk
• Retailing Industry Risk
• Equity and Market Risk
• Foreign Investment Risk/Emerging
Markets Risk
• Money Market Instruments Risk
• Industry Concentration Risk
• Geographic Concentration Risk
• Non-Diversification Risk
• Market Price Variance Risk
• Self-Indexing Performance Risk
• Early Close/Late Close/Trading Halt
Risk

JPMorgan Equity Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.
The Fund seeks to achieve its
objective by (1) creating an actively
managed portfolio of equity
securities comprised significantly of
those included in the Fund’s
primary benchmark, the Standard
& Poor’s 500 Total Return Index
(S&P 500 Index) and (2) through
equity-linked notes (“ELNs”), selling
call options with exposure to the
S&P 500 Index. Under normal
circumstances, the Fund invests at
least 80% of its net assets plus the
amount of borrowings for
investment purposes in equity
securities. In order to generate
income, the Fund may invest up to
20% of its net assets in ELNs.

• Equity Market Risk
• General Market Risk
• Strategy Risk
• Equity-Linked Notes Risk
• Covered Call Strategy Risk
• Large Cap Company Risk
• Smaller Company Risk
• Industry and Sector Focus Risk
• High Portfolio Turnover Risk
• ETF Shares Trading Risk
• Authorized Participant
Concentration Risk

JPMorgan Nasdaq Equity Premium Income ETF	Seeks current income while maintaining	The Fund seeks to achieve its objective by (1) creating an actively	• Equity Market Risk • General Market Risk
120 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
prospects for capital appreciation.
managed portfolio of equity
securities comprised significantly of
those included in the Fund’s
primary benchmark, the
Nasdaq-100 Index (the
“Benchmark”) and (2) through
equity-linked notes (“ELNs”), selling
call options with exposure to the
Benchmark. Under normal
circumstances, the Fund invests at
least 80% of its net assets plus the
amount of borrowings for
investment purposes in equity
securities. In order to generate
income, the Fund may invest up to
20% of its net assets in ELNs.

• Strategy Risk
• Equity-Linked Notes Risk
• Covered Call Strategy Risk
• Large Cap Company Risk
• Smaller Company Risk
• Industry Concentration Risk
• Industry and Sector Focus Risk
• Technology Exposure Risk
• Non-Diversified Fund Risk
• High Portfolio Turnover Risk
• ETF Shares Trading Risk
• Authorized Participant
Concentration Risk

Managed Futures
WisdomTree® Managed Futures Strategy Fund	Seeks to provide investors with positive total returns in rising or falling markets.
The Fund is managed using a
quantitative, rules-based strategy
designed to capture rising and
falling price trends in the
commodity, currency, equity, and
U.S. Treasury futures markets
through long and short positions
on U.S. listed futures contracts. The
Fund will invest, under normal
circumstances, at least 80% of its
net assets, plus the amount of any
borrowings for investment
purposes, in “managed futures.”
For these purposes, “managed
futures” are investments in
equity-linked, commodity-linked,
currency-linked and
financial-linked instruments, as well
as U.S. government securities and
money market instruments, that
taken together have economic
characteristics similar or equivalent
to those of the listed equity,
commodity, currency and financial
futures contracts described in the
Fund’s prospectus.

• Futures Contracts Risk
• Commodity Risk
• Investment Risk
• Market Risk
• Shares of the Fund May Trade at
Prices Other Than NAV
• Active Management Risk
• Cash Redemption Risk
• Counterparty and Issuer Credit Risk
• Currency Exchange Rate Risk
• Cybersecurity Risk
• Derivatives Risk
• Foreign Securities Risk
• Interest Rate Risk
• Issuer-Specific Risk
• Liquidity Risk
• Models and Data Risk
• Non-Diversification Risk
• Repurchase Agreement Risk
• Short Sales Risk
• Subsidiary Investment Risk
• Tax Risk
• Volatility Risk

iMGP DBi Managed Futures Strategy ETF	Seeks long-term capital appreciation.
The Fund is a non-diversified,
actively-managed
exchange-traded fund that seeks
to achieve its objective by: (i)
investing its assets pursuant to a
managed futures strategy; (ii)
allocating up to 20% of its total
assets in its wholly-owned
subsidiary; and (iii) investing
directly in select debt instruments
for cash management and other
purposes. The Fund’s managed
futures strategy employs long and
short positions in derivatives,
primarily futures contracts and

• Managed Futures Strategy Risk
• Futures Contracts Risk
• Market Risk
• Geopolitical Events Risk
• Derivatives Risk
• Commodities Risk
• Equity Securities Risk
• Currency Risk
• Credit Risk
• ETF Risks
• Leverage Risk
• Debt Securities and Fixed-Income
Risk
• Interest Rate Risk
• Management Risk

More information on strategies and risks 121

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
forward contracts, across the broad asset classes of equities, fixed income, currencies and, through its subsidiary, commodities.
• Models and Data Risk
• Non-Diversified Fund Risk
• Government Securities and Agency
Risk
• Liquidity Risk
• Short Position Risk
• Subsidiary Risk
• Forward Contracts Risk
• Tax Risk
• Inflation Risk
• Operational Risk
• Regulatory Risk

Real Return
iShares® TIPS Bond ETF	Seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds.
The Fund seeks to track the
investment results of the ICE U.S.
Treasury Inflation Linked Bond
Index (“Index”), which tracks the
performance of inflation-protected
public obligations of the U.S.
Treasury, commonly known as
“TIPS”, that have a remaining
maturity of more than one year.
TIPS are securities issued by the
U.S. Treasury that are designed to
provide inflation protection to
investors. The Fund will invest at
least 80% of its assets in the
component securities of the Index,
and at least 90% of its assets in
U.S. Treasury securities that the
Fund’s adviser believes will help the
Fund track the Index. The Fund will
invest no more than 10% of its
assets in futures, options and swap
contracts that the Fund’s adviser
believes will help the Fund track
the Index. The Fund’s adviser uses
a representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Cybersecurity Risk
• Income Risk
• Index-Related Risk
• Infectious Illness Risk
• Interest Rate Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Passive Investment Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk
• U.S. Treasury Obligations Risk

Vanguard Short-Term Inflation-Protected Securities ETF
The Fund seeks to track
the performance of a
benchmark index that
measures the
investment return of
inflation-protected
public obligations of the
U.S. Treasury with
remaining maturities of
less than 5 years.

The Fund employs an indexing
investment approach designed to
track the performance of the
Bloomberg U.S. Treasury
Inflation-Protected Securities (TIPS)
0-5 Year Index (the “Index”). The
Index is a
market-capitalization-weighted
index that includes all
inflation-protected public
obligations issued by the U.S.
Treasury with remaining maturities
of less than 5 years. The Fund
attempts to replicate the target
index by investing all, or
substantially all, of its assets in the
securities that make up the Index,
holding each security in
approximately the same

• Income Fluctuations Risk
• Real Interest Rate Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

122 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
proportion as its weighting in the Index.
More information on strategies and risks 123

4. Management of the Funds
This section gives you information on 1290 Funds, the Adviser and the Sub-Advisers for the Funds.
1290 Funds
1290 Funds is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. 1290 Funds’ Board of Trustees is responsible for the overall management of 1290 Funds and the Funds. 1290 Funds issues shares of beneficial interest that are currently divided among sixteen (16) funds. This Prospectus describes eight (8) Funds of the Trust, each of which has authorized Class A, Class T, Class I and Class R shares. The Funds currently do not offer Class T shares. All share classes are currently not offered for sale in all states. Each Fund has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.
The 1290 Funds’ Board of Trustees oversees generally the operations of the Funds. 1290 Funds enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the 1290 Funds or a Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
The Adviser
Equitable Investment Management, LLC is located at 1345 Avenue of the Americas, New York, New York 10105, and is the investment adviser to each Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser currently claims an exclusion (under Commodity Futures Trading Commission Rule 4.5) from registration as a commodity pool operator with respect to each Fund. The Adviser is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The Adviser has been registered with the SEC as an investment adviser since August 2022. The Adviser began serving as the investment adviser to each Fund on January 1, 2023. Prior to January 1, 2023, EIM, an affiliate of the Adviser, served as the investment adviser to each Fund. As of December 31, 2023, the Adviser and EIM had approximately $116.5 billion in total assets under management. EIM is a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”), which is an indirect, wholly-owned subsidiary of Equitable Holdings. EIM serves as the investment adviser to mutual funds and other pooled investment vehicles. 1290 Funds is part of a fund complex that includes EQ Advisors Trust, for which EIM serves as the investment adviser.
Prior to November 29, 2023, the 1290 Avantis® U.S. Large Cap Growth Fund was managed by the Adviser as a fund-of-funds under the name “1290 Retirement 2060 Fund” and pursued its investment objective through investments in underlying ETFs. Effective November 29, 2023, the Fund is a sub-advised Fund that invests directly in securities and other instruments.
The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Funds. The Adviser has supervisory responsibility for the management and investment of each Fund’s assets and develops the investment objectives and investment policies for the Funds. The Adviser also has full discretion to make all determinations with respect to the investment of a Fund’s assets that are not then managed by a Sub-Adviser. As further discussed below, with respect to each sub-advised Fund, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.
With respect to the 1290 Multi-Alternative Strategies Fund, in addition to its managerial responsibilities, the Adviser is responsible for determining the asset allocation for the Fund and will periodically establish specific percentage targets for each asset category and strategy in which the Fund invests. In addition, the Adviser will identify the specific Underlying ETFs to be held by the Fund.
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.
The Adviser selects Sub-Advisers to manage a Fund’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers, if any, retained for other allocated portions
124 Management of the Funds

of the Fund. The Adviser also considers the Sub-Adviser’s portfolio management policies, trading practices, procedures for the valuation of portfolio securities, business continuity planning, conflicts of interest, procedures for safeguarding client information, cybersecurity, regulatory and legal issues, and staffing and resources.
The Adviser plays an active role in monitoring each Fund and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Fund’s investment style and objectives. Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business and changes in investment personnel and senior management. The Adviser conducts ongoing investment reviews with each Sub-Adviser and performs comprehensive due diligence reviews with each Sub-Adviser no less frequently than annually. While the Adviser seeks to obtain information to monitor Sub-Advisers, it is dependent on the availability of timely, complete and accurate data from the Sub-Advisers and other service providers, the timeliness, completeness and accuracy of which is not under the Adviser's control.
The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage a Fund. The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of 1290 Funds’ Board of Trustees. The Adviser also may allocate a Fund’s assets to additional Sub-Advisers subject to the approval of 1290 Funds’ Board of Trustees and has discretion to allocate a Fund’s assets among its current Sub-Advisers. The Adviser recommends Sub-Advisers for a Fund to 1290 Funds’ Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.
If the Adviser hires, terminates or replaces a Sub-Adviser to a Fund or adjusts the asset allocation among Sub-Advisers to a Fund, the affected Fund may experience a period of transition during which the securities held in the Fund may be repositioned in connection with the change in Sub-Adviser. A Fund may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change. Generally, transitions may be implemented before or after the effective date of a new Sub-Adviser’s appointment as a sub-adviser to a Fund, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a Fund is not an indication of future performance. This may be particularly true for any Fund that has undergone Sub-Adviser changes and/or changes to the investment objective or policies of the Fund.
The Adviser’s investment personnel are primarily responsible for the selection, monitoring and oversight of each Fund’s Sub-Adviser.
Kenneth T. Kozlowski, CFP®, ChFC, CLU  has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2022, as Executive Vice President and Chief Investment Officer of EIM since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.
Alwi Chan, CFA®  has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since December 2022, and as Senior Vice President and Deputy Chief Investment Officer of EIM since June 2012. He has been an employee of Equitable Financial since 1999.
The Adviser, rather than a Sub-Adviser, manages the 1290 Multi-Alternative Strategies Fund. In addition to Messrs. Kozlowski and Chan, the following investment personnel of the Adviser are primarily responsible for the selection of the investments in Underlying ETFs for the 1290 Multi-Alternative Strategies Fund:
Xavier Poutas, CFA®  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2011 and as a Vice President of EIM since June 2016. He has been an employee of Equitable Financial since August 2002.
Miao Hu, CFA®  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2016 and as a Vice President of EIM since June 2016. She has served as a Director of Portfolio Analytics since December 2014. She has been an employee of Equitable Financial since November 2013.
Kevin McCarthy  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since June 2022, and as an Assistant Portfolio Manager of EIM since December 2018 and as a Vice President of EIM since July 2022. He has been an employee of Equitable Financial since August 2015.
Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds is available in the Trust’s SAI.
Management of the Funds 125

The Adviser has been granted relief from the SEC that permits the Adviser, subject to the approval of 1290 Funds’ Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. If a new Sub-Adviser is retained for a Fund, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement on behalf of a Fund with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by a Fund to the Adviser; any such increase would be subject to the approval of the affected Fund's shareholders.
The Sub-Advisers
For certain Funds, investments are selected by a Sub-Adviser. The following describes each sub-advised Fund’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds is available in 1290 Funds’ SAI. Each Sub-Adviser is subject to the oversight of the Adviser.
American Century Investment Management, Inc.  (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. Avantis Investors® is a division of American Century. As of December 31, 2023, American Century’s total assets under management were approximately $229.5 billion.
Eduardo Repetto, Ph.D., Mitchell Firestein, Daniel Ong, Ted Randall, and Matthew Dubin  are jointly and primarily responsible for the investment decisions for the 1290 Avantis® U.S. Large Cap Growth Fund.
Eduardo Repetto, Ph.D.,  Chief Investment Officer of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at Dimensional Fund Advisors (“DFA”) from 2000 to 2017, including as co-chief executive officer from 2010 to 2017, co-chief investment officer from 2014 to 2017 and chief investment officer from 2007 to 2014.
Mitchell Firestein,  Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at DFA from 2005 to 2019, including as a senior portfolio manager and vice president in 2019 and as a portfolio manager from 2014 to 2018.
Daniel Ong,  Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served as a senior portfolio manager and vice president at DFA from 2005 to 2019.
Ted Randall,  Senior Portfolio Manager, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he was president and founder of Pro-Value Construction Services, Inc. from 2016 to 2018. From 2001 to 2015, he served in investment management roles at DFA, including as a portfolio manager and vice president from 2008 to 2015.
Matthew Dubin,  Portfolio Manager, joined Avantis Investors in 2021. He brings several years of experience in asset management from his time at DFA. At DFA, he was an investment associate, and in this role he managed multiple International, Emerging Market, and Global REIT portfolios.
AXA Investment Managers US Inc.  (“AXA IM”), 400 Atlantic Street, Suite 1000, Stamford, Connecticut 06901, serves as the Sub-Adviser to the 1290 SmartBeta Equity Fund and the 1290 High Yield Bond Fund. AXA IM is an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of the AXA Group. As of December 31, 2023, AXA IM had approximately $92 billion in assets under management.
Cameron Gray, Ram Rasaratnam, CFA®, and Jonathan White  are jointly and primarily responsible for the investment decisions for the 1290 SmartBeta Equity Fund.
Cameron Gray  is Head of Portfolio Implementation of AXA IM’s Equity QI expertise and currently manages Sustainable Equity strategies and also is a key contributor to integral projects on investment process and design. Mr. Gray joined AXA IM in 2007 as a portfolio manager.
Ram Rasaratnam, CFA®  is Chief Investment Officer of AXA IM’s Equity QI expertise and is responsible for the oversight of all of Equity QI’s investment strategies and client outcomes. Mr. Rasaratnam joined AXA IM in 2006 as a Research Associate and was one of the key architects of the Sustainable Equity investment strategy.
126 Management of the Funds

Jonathan White  is Head of Investment Strategy & Sustainability and is responsible for managing and developing AXA IM’s quantitative equity investment strategies. Mr. White joined AXA IM in 2007.
Robert Houle, CFA® and Michael Graham, CFA®  are jointly and primarily responsible for the investment decisions for the 1290 High Yield Bond Fund.
Robert Houle, CFA®  is a Senior U.S. High Yield Portfolio Manager at AXA IM. Prior to joining AXA IM in 2005 as a U.S. high yield analyst, Mr. Houle was a trader at Lehman Brothers.
Michael Graham, CFA®  is Head of U.S. High Yield and a Senior U.S. High Yield Portfolio Manager at AXA IM. Since joining AXA IM in 2007, Mr. Graham has held various leadership roles within the U.S. High Yield team.
Brandywine Global Investment Management, LLC  (“Brandywine Global”), 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as the Sub-Adviser to the 1290 Diversified Bond Fund. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2023, Brandywine Global had approximately $62.34 billion in total assets under management.
Anujeet Sareen, CFA®, Tracy Chen, CFA® and CAIA, and Brian L. Kloss, JD and CPA,  are jointly and primarily responsible for the investment decisions for the 1290 Diversified Bond Fund.
Anujeet Sareen, CFA®  is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.
Tracy Chen, CFA®, CAIA  is a portfolio manager and head of Structured Credit for Brandywine Global. Ms. Chen is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008.
Brian L. Kloss, JD, CPA  is a portfolio manager on the Global Fixed Income team. He joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Prior to joining Brandywine Global, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC.
Essex Investment Management Company, LLC  (“Essex”), 125 High Street, Suite 1803, Boston, Massachusetts 02110, serves as the Sub-Adviser to the 1290 Essex Small Cap Growth Fund. Essex generally provides investment management services on a discretionary basis to institutional clients, such as employee benefits plans, endowment funds, foundations, religious organizations, and mutual funds. Essex also provides investment management services to individuals (private clients), limited partnerships and limited liability companies. As of December 31, 2023, Essex had approximately $610.20 million in discretionary assets under management and approximately $5.0 million in non-discretionary assets under management.
Nancy Prial, CFA®  is primarily responsible for the day-to-day management of the 1290 Essex Small Cap Growth Fund. Ms. Prial is the Co-Chief Executive Officer and Senior Portfolio Manager of Essex. She is the portfolio manager for the micro, small, and SMID growth strategies. Prior to joining Essex in 2005, Ms. Prial spent six years at Burridge Growth Partners as the Chief Investment Officer and Senior Vice President responsible for the SMID and Small Cap Growth Strategies.
GAMCO Asset Management Inc.  (“GAMCO”), One Corporate Center, Rye, New York 10580, serves as the Sub-Adviser to the 1290 GAMCO Small/Mid Cap Value Fund. As of December 31, 2023, GAMCO had approximately $31.1 billion in assets under management for all clients.
Mario J. Gabelli  is primarily responsible for the day-to-day management of the 1290 GAMCO Small/Mid Cap Value Fund. Mr. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of Value Portfolios at GAMCO, and he has over 50 years’ experience in the investment industry.
Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), located at One Financial Center, Boston, MA 02111, is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional
Management of the Funds 127

cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. As of December 31, 2023, Loomis Sayles’ total assets under management were approximately $335.2 billion.
Elaine Kan, CFA®, Kevin P. Kearns, and Vivek Garg, CFA®  are jointly and primarily responsible for the investment decisions for the 1290 Loomis Sayles Multi-Asset Income Fund.
Elaine Kan, CFA  is a Portfolio Manager and Rate & Currency Strategist for the Fixed Income Group at Loomis Sayles. In addition to co-managing the Loomis Sayles Inflation Protected Securities Fund, she is responsible for implementing interest rates and currency derivatives strategies for the Alpha Strategies Group, as well as providing support to other products across the Fixed Income Group. She joined Loomis Sayles in 2011.
Kevin P. Kearns  is a Portfolio Manager at Loomis Sayles. As the Head of the Alpha Strategies Group, he co-manages the Loomis Sayles Multi-Asset Credit and Income strategies and Custom strategies, as well as the Loomis Sayles Inflation Protected Securities Fund. He joined Loomis Sayles in 2007.
Vivek Garg, CFA  is a Portfolio Manager at Loomis Sayles. He is responsible for managing various equity strategies for the Alpha Strategies Group. In addition, he is the Lead Convertible Bonds and Equity Option Strategist for the platform. He joined Loomis Sayles in 2013.
Conflicts of Interest
The Adviser currently serves as the investment adviser and the administrator for the Trust. EIM, an affiliate of the Adviser, currently serves as the investment adviser for EQ Advisors Trust, an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser currently serves as the administrator for EQ Advisors Trust. The Adviser and its affiliates (including EIM, Equitable Financial, Equitable Distributors, LLC, Equitable Holdings and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Funds’ investment activities and affect their performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.
A Fund may be included in investment models developed by EIM for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of a Fund, the amount of the advisory fee paid by the Fund to the Adviser could also increase. In addition, the liquidity of a Fund could be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
128 Management of the Funds

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Funds.
Certain Conflicts Related to the Use of Sub-Advisers
The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.
The Adviser may allocate a Fund’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including affiliated Sub-Advisers, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.
The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees could create an incentive for the Adviser to select Sub-Advisers where the selection would serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or could provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Fund if the termination would cause the sub-advisory fee payable by the Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund. The aggregation of assets, or the potential to aggregate assets, also could influence the Adviser’s and/or its Affiliates’ sub-advisory or other fee negotiations.
The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.
Furthermore, the range of activities, services, and interests of a Sub-Adviser and its personnel could give rise to actual, potential and/or perceived conflicts of interest that could disadvantage a Fund that it sub-advises and the Fund’s shareholders. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts could give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements could create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also could limit the investment activities of the Funds that it sub-advises and affect the Funds’ performance. Please see the Funds’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.
Management of the Funds 129

Certain Conflicts Related to the Funds of Funds Structure
The Adviser’s selection of Underlying ETFs could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.
Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries
Sales incentives and certain related conflicts arising from the Adviser’s and its Affiliates’ financial and other relationships with financial intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”
130 Management of the Funds

5. Investing in the Funds
Choosing a Share Class
1290 Funds consist of the following four classes of shares of the Funds: Class A, Class T, Class I and Class R shares. The Funds are not designed for market-timers (see the section entitled “Buying, selling, exchanging and converting shares — Purchase and Redemption Restrictions on Market-Timers and Active Traders”). Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares. All share classes are currently not offered for sale in all states.
The table below summarizes the key features of each class of shares. They are described in more detail below. The Funds currently do not offer Class T shares, and the 1290 Avantis® U.S. Large Cap Growth Fund also currently does not offer Class R shares.
Share Classes at a Glance
	Class A	Class T	Class I	Class R
Availability	Generally available through financial intermediaries.	Generally available through financial intermediaries.
Limited to certain
investors, including:
• Certain
Institutional
investors.
• Certain
employer-sponsored
retirement plans.
• Participants in
certain programs
sponsored by the
Adviser or its
affiliates or other
financial
intermediaries.
• Life insurance
company separate
accounts using the
investment to
fund benefits for
variable annuity
contracts for
which the Funds
are an investment
option.
• Certain employees
of the Adviser or
its affiliates.
Available only to certain employer-sponsored retirement plans. Corporate retirement accounts such as 401(K) and 403(b) plans.
Investing in the Funds 131

	Class A	Class T	Class I	Class R
Minimum Investment
$1,000 for all
accounts except:
• $500 for certain
fee-based
programs.
• $500, if
establishing an
Automatic Bank
Draft Plan.
• $250 minimum for
purchases by
accounts through
eligible financial
intermediary
platforms that
have entered into
selling or service
agreements with
the Distributor
and that are
eligible to
purchase Class A
shares without a
sales charge.
• No minimums for
certain
employer-sponsored
retirement plans
and certain wrap
fee based
programs.

$1,000 for all
accounts except:
• $500 for certain
fee-based
programs.
• $500, if
establishing an
Automatic Bank
Draft Plan.
• No minimums for
certain
employer-sponsored
retirement plans
and certain wrap
fee based
programs.

• $1,000,000 for
certain institutions
and individuals.
• $1,000 for certain
employees (or
their immediate
family members)
of Equitable
Holdings, Inc. or
its subsidiaries.
• Class I Shares are
available to clients
of registered
investment
advisers who have
$250,000 invested
in the Fund.
• No minimum
investment for a
wrap account
client of an eligible
broker-dealer or a
client of a
fee-based planner
that is unaffiliated
with a
broker-dealer, or a
client of an
investment
adviser, trustee,
administrator or
institution acting
in a similar
capacity that
invests in a Fund
through a
retirement plan
where the
administrator or
service provider of
such retirement
plan has entered
into a services
agreement with
the Fund’s
distributor and/or
investment
adviser.
No minimum.
Initial Sales Charge?	Yes. Payable at the time of purchase. Lower sales charges are available for larger investments.	Yes. Payable at the time of purchase.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
132 Investing in the Funds

	Class A	Class T	Class I	Class R
Contingent Deferred Sales Charge (“CDSC”)?	Yes. (On shares purchased without an initial sales charge and redeemed within 12 months of purchase.)	No.	No.	No.
Distribution and Service (12b-1) Fees?	Yes. 0.25% distribution and service fee.	Yes. 0.25% distribution and service fee.	No.	Yes. 0.50% distribution and service fee.
Advantage
Makes sense for
investors who are
eligible to have the
sales charge
reduced or
eliminated or who
have a long-term
investment horizon
because there are
lower ongoing
distribution and
service (12b-1) fees.

Makes sense for
investors who are
making an
investment of
$250,000 or less
because of the
lower up-front sales
charge or who have
a long-term
investment horizon
because there are
lower ongoing
distribution and
service (12b-1) fees.
			No up-front sales charge so you start off owning more shares. No distribution or service fees.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Limited availability.
You pay ongoing
distribution and
service (12b-1) fees
each year you own
Class R Shares,
which means that
over the long term
you can expect
higher total fees per
share than Class A
Shares and, as a
result, lower total
performance.

Investing in the Funds 133

6. How sales charges are calculated
Class A Shares
The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or other distributions.
Class A Sales Charge for 1290 Avantis® U.S. Large Cap Growth Fund, 1290 Essex Small Cap Growth Fund, 1290
GAMCO Small/Mid Cap Value Fund, 1290 SmartBeta Equity Fund, and 1290 Multi-Alternative Strategies Fund

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
$0 to $49,999	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up	None	None	1.00% of the first $2.99 million; 0.75% of amounts from $3-4.99 million; 0.50% of amounts in excess of $5 million

Class A Sales Charge for 1290 High Yield Bond Fund, 1290 Diversified Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund
Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
$0 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	1.75%	1.78%	1.50%
$1,000,000 and up	None	None	1.00% of the first $2.99 million; 0.75% of amounts from $3-4.99 million; 0.50% of amounts in excess of $5 million
*
In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**
The distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the distributor may hold special promotions for specified periods during which the distributor may reallow dealers up to the full sales charges shown above. In addition, the distributor may provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Financial Intermediaries.”
Class A Contingent Deferred Sales Charge.  Class A shares may be subject to a 1.00% CDSC if they are purchased without an initial sales charge and redeemed within a 12-month “holding period” measured from the beginning of the calendar month in which they were purchased. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.
Class A shares are also subject to a distribution and service fee of 0.25% per year.
134 How sales charges are calculated

Class T Shares
The price that you pay when you buy Class T shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending on the size of your purchase. Class T shares are also subject to a distribution and service fee of 0.25% per year. No initial sales charge applies to Class T shares you receive through reinvestment of dividends or other distributions.
Class T Sales Charge for each Fund
Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
$0-$249,999	2.50%	2.56%	2.50%
$250,000-$499,999	2.00%	2.04%	2.00%
$500,000-$999,999	1.50%	1.52%	1.50%
$1,000,000 and up	1.00%	1.01%	1.00%
Class I Shares
Investors who purchase Class I shares do not pay sales charges. The ongoing expenses for Class I shares are the lowest of all the classes because there are no ongoing distribution and service (12b-1) fees. Class I shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class I shares generally is $1 million. Only specific types of investors can purchase Class I shares. You may be eligible to purchase Class I shares if you:
•  Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;
•  Are an investment company registered under the 1940 Act (not subject to $1 million minimum investment amount);
•  Are an employee of Equitable Holdings, Inc. or its subsidiaries or an immediate family member of such employee (subject to $1,000 minimum investment amount);
•  Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/ dealer (not subject to $1 million minimum investment amount);
•  Are a present or former trustee of 1290 Funds or a spouse or minor child of any such trustee or any trust, Individual Retirement Account (“IRA”) or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1 million minimum investment amount); or
•  Are a financial institutional buyer.
Class R Shares
Class R Shares are available only to certain employer-sponsored retirement plans, including corporate retirement accounts such as 401(k) and 403(b) plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution and service fee of 0.50% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.
The distributor currently pays the annual Class R Shares distribution and service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.
Compensation to Financial Intermediaries
ALPS Distributors, Inc. (“ALPS”) serves as the distributor for the Class A, Class T, Class I and Class R shares of the Funds offered by this Prospectus. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
1290 Funds has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T and Class R shares. Under the Distribution Plans, each Fund is authorized to pay ALPS a maximum annual fee of 0.25%, 0.25% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares, respectively. These fees are paid to
How sales charges are calculated 135

compensate ALPS for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares and/or providing services to shareholders of each class. Activities and services contemplated under the Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares and maintaining shareholder accounts. Because the fees authorized under the Distribution Plans are paid out of the Funds’ assets on an ongoing basis, over time, the fees for Class A, Class T and Class R shares will increase your cost of investing and may cost you more than other types of charges.
In addition to the sales charges paid by investors and the distribution and service fees paid by the Funds, the distributor or the Adviser (and their respective affiliates) make payments out of their own resources to provide additional compensation to selling brokers and other persons, including affiliates, who sell shares of the Funds (collectively, “Brokers”) and/or provide certain services. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, the number of accounts that invest in the Funds serviced by such persons, or otherwise.
The additional payments to such Brokers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser (or any of its affiliates) or the distributor in its sole discretion, may be different for different Brokers. These additional payments are made by the Adviser, the distributor or their respective affiliates and do not increase the amount paid by you or the Funds as shown under the heading “Fees and Expenses of the Fund” in the Fund Summaries.
Such payments are intended to provide additional compensation to Brokers for various services provided with respect to shares of the Funds, including, without limitation, providing periodic and ongoing education and training of Broker personnel regarding the Funds; disseminating to Broker personnel information and product marketing materials regarding the Funds; explaining to investors the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Broker; granting reasonable access to the Broker’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Brokers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Broker firm charges its representatives for effecting transactions in Fund shares) and other similar charges. The distributor, the Adviser or their respective affiliates may make other payments or allow other promotional incentives to Brokers to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
In some instances, these incentives may be made available only to Brokers whose representatives have sold or may sell a significant number of shares. The Brokers receiving additional payments include those that may recommend that their clients consider or select a Fund of 1290 Funds for investment purposes, including those that may include one or more Funds of 1290 Funds on a “preferred” or “recommended” list of mutual funds. These payments create an incentive for a Broker firm or its representatives to recommend or offer shares of Funds of 1290 Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Adviser, the distributor or their respective affiliates to, without limitation, the Broker, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.
In addition to the Broker compensation described above, the Funds, the Adviser (or any of its affiliates) and/or the distributor may pay fees to the Brokers and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds would otherwise be paid to the Funds’ transfer agent and generally are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. Because these subaccounting fees are directly related to the number of accounts and assets for which the Brokers provide services, the fees will increase with the success of the Brokers’ sales activities.
The Funds’ portfolio transactions are not used as a form of sales-related compensation to Brokers that promote or sell shares of the Funds and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. The Adviser and the Sub-Advisers place each Fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Fund. To the extent
136 How sales charges are calculated

that the Adviser or a Sub-Adviser determines that a Broker can provide a Fund with the best net results, the Adviser or the Sub-Adviser may place the Fund’s portfolio transactions with the Broker even though it sells or has sold shares of the Fund.
You can find further information in the 1290 Funds’ SAI about the payments made by the distributor, the Adviser, or their respective affiliates and the services provided by your Broker. You can also ask your Broker about any payments it receives from the distributor, the Adviser, or their respective affiliates (and any conflicts of interest that such payments may create) and any services your Broker provides, as well as about fees and/or commissions it charges. Your Broker may charge you fees or commissions in addition to those disclosed in this Prospectus. Brokers may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the 1290 Funds’ SAI.
How sales charges are calculated 137

7. Ways to reduce or eliminate sales charges
Ways to Reduce or Eliminate Sales Charges
You may qualify for a reduction or waiver of the sales charge on Class A shares. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:
•  Information or records regarding shares of the Funds held in all accounts at any financial intermediary;
•  Information or records regarding shares of the Funds held in any account at any financial intermediary by immediate family of the shareholder; and/or
•  Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.
Reducing Sales Charges — Class A Shares Only
There are a number of ways you can lower your sales charges on Class A shares, including:
•  Letter of Intent — You may be entitled to a reduced sales charge if you execute a Letter of Intent to purchase Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.
•  Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A shares of a Fund if the value of your existing aggregate holdings at the time of the additional purchase, calculated at the then applicable net asset value per share or the initial purchase price, plus any additional investments, less any redemptions, whichever is higher, plus the amount of the additional purchase equals $50,000 or more. Your discount will be determined based on the schedule in the section entitled “How Sales Charges are Calculated — Class A Shares.” For purposes of determining the discount, we will aggregate holdings of Fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.
Eliminating Sales Charges and the CDSC — Class A Shares Only
Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:
•  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
•  Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the distributor;
•  Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;
•  Direct referrals by the Adviser’s employees;
•  Clients of fee-based/fee-only financial advisors; and
•  Purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor.*
* The Distributor has entered into an agreement with LPL Financial’s Mutual Fund Only Platform.
138 Ways to reduce or eliminate sales charges

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of ERISA and regulations thereunder (for example, a broker providing brokerage services to a retirement plan), provided that the dealer agrees to the following reimbursement arrangement with the distributor: in the event of a redemption of Class A shares sold without a front-end sales load within 12 months of purchase, the selling dealer will reimburse the distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares. If the dealer agrees to this reimbursement arrangement, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more. Currently, each dealer has agreed to this reimbursement arrangement.
Eliminating the CDSC
As long as we are notified at the time you sell, the CDSC for Class A shares also may generally be eliminated in the following cases:
•  The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;
•  Redemptions through a systematic withdrawal plan;
•  Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the Social Security Administration);
•  Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the Code, including substantially equal periodic payments described in Code section 72 prior to age 59½ and required minimum distributions after age 72; or
•  Required minimum distributions from an IRA.
•  Shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share.
•  Shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption.
•  Exchanges to purchase shares of another Fund of the 1290 Funds (although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC).
Reinstatement Privilege
If you redeem Class A or Class T shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same or another Fund of 1290 Funds (equal to all or a portion of the redemption amount) within 60 days of redemption. This right may be exercised once a year and within 60 days of the redemption, provided that the share class of the Fund is currently open to new investors or the shareholder has a current account in that closed Fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.
If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or 1290 Funds. For more information about sales charges, reductions, and waivers, see the SAI or visit the 1290 Funds’ website at www.1290Funds.com, which includes hyperlinks to facilitate access to this information.
Ways to reduce or eliminate sales charges 139

8. It’s easy to open an account
To open an account with 1290 Funds
1. Read the Prospectus carefully.
2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.
Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$1,000	$50
Individual Retirement Accounts (IRAs)	$500	$50
Automatic Bank Draft Plan**	$500	$50
Accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.	$250	$50
Accounts established in a wrap program with which 1290 Funds, the Adviser or the distributor has an agreement.	$500***	$50***
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*
Does not apply to Class I shares.
**
The Funds offer an automatic bank draft plan with a minimum initial investment of $500 through which a Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the Funds’ Class A or Class T shares.
***
No minimum requirement for certain wrap fee based programs.
3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or
(b) Complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or 1290 Funds at 1-888-310-0416. For more information on 1290 Funds investment programs, refer to the section entitled “Additional Information — Additional Investor Services” in the Prospectus.
4. Use the following sections as your guide for purchasing shares.
1290 Funds generally will not permit prospective investors with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with 1290 Funds.
To conform to regulations under the USA PATRIOT Act of 2001, 1290 Funds is required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.
A Fund will deduct a $25 annual fee from accounts with a balance of less than $1,000. This does not apply to Automatic Bank Draft Plan Accounts or IRAs.
Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 60 days’ notice before a Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.
140 It’s easy to open an account

9. Buying, selling, exchanging and converting shares
Buying Shares
Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	Call your broker or other financial professional.
By Telephone
Call 1-888-310-0416 and speak with one of our representatives. 1290 Funds has the right to reject any telephone request for any reason.
By Mail
Payment for shares must be made with a check in U.S.
dollars drawn from a U.S. financial institution, payable to
“1290 Funds.” Cash, third party checks, “starter” checks,
traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

Fill out detachable investment slip from an account
statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your
account number and the registered account name(s).
Mail the check with your completed investment slip or letter to:
By Regular mail:
1290 Funds
PO Box 219166
Kansas City, MO 64121-9166
By Overnight Mail:
1290 Funds
c/o SS&C GIDS, Inc.
430 W. 7th Street, Suite 219166
Kansas City, MO 64105-1407

Automatic Investing Through Automatic Clearing House (“ACH”)
Please call 1-888-310-0416 and request a Shareholder
Maintenance Form or download from the 1290 Funds
website. Use the form to add ACH instructions to your
account. A medallion guarantee may be required to add this
privilege.
Your bank account may be debited monthly for automatic
investment into one or more of the funds for each class. Not available for Class I shares.

Buying, selling, exchanging and converting shares 141

Selling Shares
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind.
Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail
• Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing”
and, in particular, the information regarding medallion guarantees).
• The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate. Mail your request to:
  1290 Funds
  PO Box 219166
  Kansas City, MO 64121-9166
• Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or via the ACH system to your bank (see below). Your bank may charge you a fee.
• The minimum amount that may be redeemed by check is $500.

By Wire
• Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record”
sections on your account application.
• Call 1-888-310-0416, visit www.1290Funds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.
• If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required.
On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to 1290 Funds.
• Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $15) will be deducted from the proceeds. Your bank may charge you a fee.
• The minimum amount that may be redeemed by wire is $1,000.

By Systematic Withdrawal Plan
• Please refer to the section entitled “Additional Investor Services” or call 1-888-310-0416 or your financial professional for more information.
• Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

142 Buying, selling, exchanging and converting shares

By Telephone
• If you have authorized this service, you may redeem your shares by telephone by calling 1-888-310-0416.
• If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and taxpayer identification number (“TIN”), the amount to be redeemed, and the name of the per-
son making the request.
• Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund of 1290 Funds. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.
• Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee.
• The minimum amount that may be redeemed by check is $500.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account. Your bank may charge you a fee.

Selling Shares in Writing
To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.
A Medallion Guarantee is necessary if:
•  Total redemption proceeds exceed $50,000;
•  A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s);
•  Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file; or
•  Your address has changed within the past 30 days.
A Medallion Guarantee can be obtained from one of the following sources:
•  A financial professional or securities dealer;
•  A federal savings bank, cooperative or other type of bank;
•  A savings and loan or other thrift institution;
•  A credit union;
•  A securities exchange or clearing agency.
The table shows account types for which additional documentation may be necessary. Please call your financial professional or 1290 Funds regarding requirements for other account types.
Seller (Account Type)	Requirements for Written Requests
Individual, joint, sole proprietorship, Uniform Transfers to Minors Act / Uniform Gifts to Minors Act	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Guarantee, if applicable (see above).
Corporate or association accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
Buying, selling, exchanging and converting shares 143

Seller (Account Type)	Requirements for Written Requests
• If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days. • Medallion Guarantee, if applicable (see above).
Power of Attorney (POA)
• The signatures on the letter must include the attorney-
in-fact, indicating such title.
• Medallion guarantee, if applicable (see above).
• Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account
number, and certified within 60 days of receipt of
instructions.*

Qualified retirement benefit plans	• The signatures on the letter must include all trustees authorized to sign, including title. • Medallion Guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*
Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.
1290 Funds may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may also be postponed for more than seven days during other periods permitted by the SEC. A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Fund to make cash payments as determined in the sole discretion of the Adviser. Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs and realize taxable capital gains when converting those securities to cash.
Exchanging and Converting Shares
How to Exchange Shares
Shares of any class of each Fund generally may be exchanged for shares of the same class of any other Fund without paying a sales charge or a CDSC. Shares of any class of each Fund also may be acquired in exchange for shares of the same class of any other Fund without paying a sales charge or a CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).
If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of a Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale of the former on which gain or loss may be recognized.
How to Convert Shares
Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided you meet the eligibility requirements for investing in the share class into which you are converting. A share class conversion has no effect on the dollar value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same Fund is a nontaxable event. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. Each Fund reserves the right to refuse any conversion request.
If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.
144 Buying, selling, exchanging and converting shares

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange or convert shares. Your broker or financial professional may charge you for its services.

By Mail
Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.
The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.
Mail your request to:
1290 Funds
PO Box 219166
Kansas City, MO 64121-9166

By Telephone
If you have authorized this service, you may exchange by telephone by calling 1-888-310-0416.
If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website
Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange.
On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Transactions Through Financial Intermediaries
The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.
Restrictions on Buying, Selling and Exchanging Shares
Purchase and Exchange Restrictions
The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares.
Purchase and Redemption Restrictions on Market-Timers and Active Traders
The Trust, on behalf of each Fund, believes that it is in the best interests of its long-term shareholders to discourage the frequent purchases and redemptions or exchanges (sometimes referred to collectively as “trading activity”) of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent trading of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Excessive trading activity may adversely affect Fund performance and the interests of long-term shareholders by, among other things, requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest, and the Fund’s portfolio management team may have to allocate a significant amount of assets to cash and other short-term investments or sell investments, rather than maintaining investments selected to achieve the Fund’s investment objective. In addition, disruptive trading activity of Fund shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.
Buying, selling, exchanging and converting shares 145

In addition, Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Funds will seek to minimize these opportunities by using fair value pricing, as described in “How fund shares are priced” below.
A Fund that invests in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid also may be vulnerable to market timing and short-term trading strategies. Traders using such strategies may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the value of the Fund’s shares and the latest indications of market values for those securities. For example, high yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality bonds which could result in pricing inefficiencies. One of the objectives of the Trust’s fair value pricing procedures, as described in “How fund shares are priced” below, is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Trust’s valuation procedures will be successful in eliminating it.
The Trust’s Board of Trustees has adopted certain policies and procedures discussed below to discourage what it considers to be disruptive trading activity. The Trust and the Funds discourage frequent trading of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, the Trust and each Fund reserve the right to reject any purchase or exchange that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Fund.
Through the Trust’s transfer agent, the Trust, the Adviser or their designees perform ongoing monitoring of shareholder trading in shares of the Funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term or disruptive trading strategy. If shareholder trading patterns identified by the Trust, the Adviser or their designees through monitoring leads the Trust, the Adviser or their designees to reasonably conclude that such trading may be detrimental to a Fund, then the transfer agent, on behalf of the Trust and the Funds may, among other things, reject any specific purchase or exchange order and temporarily or permanently bar future purchases into the Fund. If a Fund rejects a shareholder’s purchase or exchange order, the shareholder will not be able to execute that transaction, and the Fund will not be responsible for any losses that the shareholder may suffer.
In considering a shareholder’s trading patterns, the Trust may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in a Fund and in another Fund of the Trust, or in accounts under common control or ownership. In order to reduce disruptive trading activity, the Trust, the Adviser or their designees may consider a number of factors, including monitoring the frequency of trading activity, and the size of purchases and exchanges in relation to portfolio assets in the Fund.
Frequent Trading Through Financial Intermediaries.  A Fund shareholder is subject to this policy whether the shareholder invests in the Fund directly or through a financial intermediary, which includes, but is not limited to, broker dealers, banks, trust companies, insurance company products (such as an annuity contract), investment advisers, or administrators or trustees of an IRS recognized tax deferred savings plan (such as a 401(k) retirement plan and a 529 college savings plan).
Some financial intermediaries maintain master accounts with a Fund on behalf of their customers (“omnibus accounts”). Certain accounts, such as omnibus accounts, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Trust, the Adviser or their designees monitor for market timing activity, they may be unable to identify such activities because the netting effect in omnibus and other types of intermediary accounts often makes it more difficult to locate and eliminate market timers from a Fund. The Trust, the Adviser or their designees will have the ability, pursuant to certain information sharing agreements with financial intermediaries, to request information from financial intermediaries concerning trades placed in omnibus accounts, in order to attempt to monitor trades that are placed by the underlying shareholders of these omnibus accounts. If the Trust, the Adviser and their designees identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, they may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon their review of the information, if the Trust, the Adviser or their designees determine that the trading activity of any customer may be detrimental to the Funds, they may in their sole discretion, request the financial intermediary to, among other things, restrict or limit further trading in the Funds by that customer. Identification of market timers also may be limited by operational systems and technical limitations.
146 Buying, selling, exchanging and converting shares

The above policies and procedures with respect to frequent activity of Fund shares also apply to retirement plan participants.
The Trust generally does not consider trading activity by any “fund of funds” advised by the Adviser or EIM or trading activity associated with approved asset allocation programs to be disruptive trading activity.
The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:
•  There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive. The Trust’s procedures do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that Fund performance will be affected by such activity.
•  The design of such policies and procedures involves inherently subjective judgments, which the Trust, the Adviser or their designees seek to make in a fair and reasonable manner consistent with the interests of all shareholders.
•  The limits on the ability to monitor certain potentially disruptive trading activity means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent trading activity while others will bear the effect of that frequent trading activity.
Consistent with seeking to discourage potentially disruptive trading activity, the Adviser, or a designee thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.
Selling Restrictions
The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.
Restriction	Situation
• The Fund may suspend the right of redemption or postpone payment for more than 7 days:
• When the New York Stock Exchange is closed (other than a
weekend/holiday).
• When trading is restricted by the SEC.
• When the SEC declares that an emergency exists.
• Any other period permitted by the SEC.

• Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
• A Fund may pay the redemption price in whole or part by
a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption
request in order to raise capital:

• When it is detrimental for a Fund to make cash payments
as determined in the sole discretion of the Adviser.
• Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs
and realize capital gains when converting those securities
to cash.

• A Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.
Buying, selling, exchanging and converting shares 147

10. How fund shares are priced
“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:
Net asset value =	Total market value of securities	+	Cash and other assets	-	Liabilities
Number of outstanding shares
The net asset value of Fund shares is determined according to this schedule:
•  A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.
•  The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Fund or its designated agent.
•  Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of a Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.
Generally, portfolio securities are valued as follows:
Equity securities (including securities issued by ETFs) —  valued at the last quoted sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service.
Debt securities —  generally valued on the basis of prices provided by an approved pricing service; however, when the prices of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker.
Convertible bonds and unlisted convertible preferred stocks —  valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
Securities traded on foreign exchanges —  valued at the most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that exchange or market that will materially affect its value. In that case, the security will be valued using fair value methods by the Adviser at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.
Options —  exchange traded options are valued at their last sales price or, if not available, at the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods.
Futures —  valued at their last settlement price or, if there is no sale, at the latest available bid price.
Investment company securities —  shares of open-end mutual funds (other than ETFs) held by a Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
Repurchase agreements and reverse repurchase agreements —  valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
Swaps —  centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used.
Pursuant to applicable law, the Board of Trustees of 1290 Funds has designated the Adviser as the Funds' valuation designee. As the Funds' valuation designee, and subject to the Board’s oversight, the Adviser is responsible for determining in good faith the fair value of Fund investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, a Fund may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities
148 How fund shares are priced

for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities, and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Fund’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the Fund's net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Fund's net asset value. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the fair valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Fund's net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair value pricing of a Fund's securities can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund's net asset value by such traders.
For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.
How fund shares are priced 149

11. Dividends and other distributions and tax consequences
Dividends and other Distributions
Each Fund (other than the 1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund) generally distributes most or all of its net investment income and net realized gains, if any, annually. Each of the 1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund normally distributes dividends from its net investment income monthly and distributes its net realized gains, if any, annually. A Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions are expected to consist primarily of ordinary income and/or net capital gains.
Dividends distributed by a Fund may be reinvested automatically in shares of the distributing class of that Fund at their net asset value without a sales charge or may be taken in cash. If you would like to receive distributions in cash, contact your financial professional, financial intermediary or the Funds.
Tax Consequences
For federal income tax purposes, each Fund has elected and intends to continue to qualify for taxation as a regulated investment company (a “RIC”) under the Code.
You will pay federal income tax on dividends from a Fund whether you receive them in cash or reinvest them in additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you will be treated as having sold the Fund shares, and any gain on the transaction will be subject to federal income tax.
Any dividends you receive from a Fund attributable to its net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxed to you as ordinary income. However, a Fund’s distributions to individuals and certain other non-corporate shareholders (each, an “individual shareholder”) of certain dividend income it receives, consisting of dividends received from U.S. corporations and certain foreign corporations (subject to certain holding period requirements) (“qualified dividend income”), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are subject to federal income tax at reduced rates, specifically, 15% for an individual shareholder with no more than $518,900 of taxable income ($583,750 if married filing jointly) and 20% for those with taxable income exceeding those respective amounts (which apply for 2024 and will be adjusted for inflation annually thereafter). Distributions of net capital gains will be taxable to you at different rates depending on how long the Fund held the assets the sale of which generated the gains, not how long you held your Fund shares.
An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, other taxable distributions, and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to any individual shareholder who fails to certify that the TIN furnished to the Fund is correct or who furnishes an incorrect TIN (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and other taxable distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
A Fund shareholder who wants to use a method for determining his or her basis in Fund shares other than the average basis method (which is the Funds’ default method) must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged. See the “Taxation” section in the 1290 Funds’ SAI for a description of the rules regarding that election and each Fund’s reporting obligation.
Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), with certain exceptions, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” a Fund pays to foreign shareholders (with
150 Dividends and other distributions and tax consequences

certain exceptions) and reports in writing to its shareholders are exempt from that tax. See the “Taxation” section in the SAI for details regarding that exemption.
Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays. As discussed more fully in the section of the SAI entitled “Taxation,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners to the withholding agent (which may be a Fund), which may, in turn, report that information to the IRS. Moreover, the U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury Department regulations.
Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Dividends and other distributions and tax consequences 151

12. Additional information
Additional Investor Services
Automatic Bank Draft Plan
An Automatic Bank Draft Plan is available for investors who wish to purchase Class A or Class T shares of one or more of the Funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500. Forms authorizing this service are available from 1290 Funds. For more information on how to join the Automatic Bank Draft Plan, please refer to the section entitled “Buying Shares.”
Automatic Reinvestment Plan
Dividends and other distributions may be automatically reinvested in the same class of shares without a sales charge.
Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Fund, please carefully read the relevant information about it in the Prospectus.
Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $10,000 minimum account size is not applicable to IRAs. 1290 Funds processes sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. A Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. A Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. A Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or 1290 Funds may terminate the plan at any time.
Automatic Bank Purchase Plan
If you have your bank account linked to your 1290 Funds account, you can call 1-888-310-0416 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.
1290 Funds — Related Web Site
Visit www.1290Funds.com to review your account balance and recent transactions, to view daily prices and performance information.
Transactions Through Processing Organizations
You may purchase or sell shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than 1290 Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. 1290 Funds is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from the Adviser or its affiliates and certain Processing Organizations may receive compensation from 1290 Funds for shareholder recordkeeping and similar services. One of the Processing Organizations through which shares of the Funds will be sold or redeemed is Equitable Advisors, LLC, a member of FINRA/the Securities Investor Protection Corporation and an investment adviser registered with the SEC. Equitable Advisors, LLC is an affiliate of the Funds, EIM and the Adviser.
152 Additional information

13. Financial highlights
The financial highlights table is intended to help you understand the financial performance for each Fund’s Class A, Class T, Class I, and Class R shares, as applicable. The financial information in each table below is for the past five (5) years (or, if shorter, the period of the Fund's operations) and has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Fund’s financial statements as of October 31, 2023, and the financial statements themselves appear in the 1290 Funds’ Annual Report.
Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information should be read in conjunction with the financial statements contained in the 1290 Funds’ Annual Report which are incorporated by reference into the 1290 Funds’ SAI and are available upon request.
Class A shares of the 1290 Avantis® U.S. Large Cap Growth Fund had not commenced operations during the periods shown.
1290 Avantis® U.S. Large Cap Growth Fund (formerly, 1290 Retirement 2060 Fund)
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.79	$15.21	$11.77	$12.38	$11.07
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.25	0.16	0.24	0.22
Net realized and unrealized gain (loss)	0.36	(2.36)	3.66	(0.61)	1.34
Total from investment operations	0.60	(2.11)	3.82	(0.37)	1.56
Less distributions:
Dividends from net investment income	(0.28)	(0.16)	(0.22)	(0.22)	(0.21)
Distributions from net realized gains	(0.25)	(0.15)	(0.16)	(0.02)	(0.04)
Total dividends and distributions	(0.53)	(0.31)	(0.38)	(0.24)	(0.25)
Net asset value, end of year	$12.86	$12.79	$15.21	$11.77	$12.38
Total return	4.63%	(14.17)%	33.13%	(3.11)%	14.43%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,009	$5,163	$5,658	$3,818	$3,490
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.52%(j)	0.52%(j)	0.52%(j)	0.53%**(j)	0.52%(j)
Before waivers and reimbursements(f)	2.75%	2.75%	3.24%	4.31%	4.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.77%	1.84%	1.13%	2.01%	1.93%
Before waivers and reimbursements(f)(x)	(0.45)%	(0.39)%	(1.58)%	(1.78)%	(2.39)%
Portfolio turnover rate^	7%	8%	4%	9%	2%

**
Includes Tax expense of 0.01%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2023, 2022, 2021 and 2019.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
Financial highlights 153

1290 Diversified Bond Fund
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.33	$10.70	$10.68	$10.34	$9.52
Income (loss) from investment operations:
Net investment income (loss)(e)	0.45	0.27	0.29	0.39	0.41 **
Net realized and unrealized gain (loss)	(0.54)	(2.41)	0.44	0.43	0.80
Total from investment operations	(0.09)	(2.14)	0.73	0.82	1.21
Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.47)	(0.15)	(0.39)
Distributions from net realized gains	—	—	(0.22)	(0.33)	—
Return of capital	(0.11)	—	(0.02)	—	—
Total dividends and distributions	(0.32)	(0.23)	(0.71)	(0.48)	(0.39)
Net asset value, end of year	$7.92	$8.33	$10.70	$10.68	$10.34
Total return	(1.50)%	(20.39)%	6.73%	8.32%	12.97%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,062	$6,608	$8,550	$7,796	$3,848
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements(f)	1.22%	1.20%	1.22%	1.42%	1.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	5.07%	2.75%	2.62%	3.76%*	4.00%**
Before waivers and reimbursements(f)	4.60%	2.31%	2.15%	3.09%*	3.19%**
Portfolio turnover rate^	193%	244%	165%	200%	194%
154 Financial highlights

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.36	$10.72	$10.71	$10.37	$9.53
Income (loss) from investment operations:
Net investment income (loss)(e)	0.47	0.30	0.31	0.41	0.42 **
Net realized and unrealized gain (loss)	(0.54)	(2.42)	0.43	0.41	0.84
Total from investment operations	(0.07)	(2.12)	0.74	0.82	1.26
Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.49)	(0.15)	(0.42)
Distributions from net realized gains	—	—	(0.22)	(0.33)	—
Return of capital	(0.12)	—	(0.02)	—	—
Total dividends and distributions	(0.33)	(0.24)	(0.73)	(0.48)	(0.42)
Net asset value, end of year	$7.96	$8.36	$10.72	$10.71	$10.37
Total return	(1.23)%	(20.18)%	6.85%	8.34%	13.43%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$565,647	$578,149	$673,625	$169,409	$81,249
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.50%	0.50%	0.50%	0.50%	0.50%
Before waivers and reimbursements(f)	0.97%	0.95%	0.96%	1.17%	1.34%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	5.30%	3.04%	2.79%	3.95%*	4.12%**
Before waivers and reimbursements(f)	4.83%	2.59%	2.33%	3.28%*	3.28%**
Portfolio turnover rate^	193%	244%	165%	200%	194%

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.27	$10.64	$10.63	$10.34	$9.51
Income (loss) from investment operations:
Net investment income (loss)(e)	0.42	0.26	0.25	0.35 *	0.35 **
Net realized and unrealized gain (loss)	(0.52)	(2.42)	0.45	0.41	0.85
Total from investment operations	(0.10)	(2.16)	0.70	0.76	1.20
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.45)	(0.14)	(0.37)
Distributions from net realized gains	—	—	(0.22)	(0.33)	—
Return of capital	(0.11)	—	(0.02)	—	—
Total dividends and distributions	(0.31)	(0.21)	(0.69)	(0.47)	(0.37)
Net asset value, end of year	$7.86	$8.27	$10.64	$10.63	$10.34
Total return	(1.66)%	(20.60)%	6.44%	7.77%	12.84%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,411	$1,808	$1,264	$298	$145
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers and reimbursements(f)	1.47%	1.46%	1.47%	1.67%	1.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	4.79%	2.68%	2.24%	3.43%*	3.51%**
Before waivers and reimbursements(f)	4.32%	2.22%	1.77%	2.75%*	2.63%**
Portfolio turnover rate^	193%	244%	165%	200%	194%

*
Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.08 lower and the ratios for each class would have been 0.73% lower.
**
Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.07 lower and the ratios for each class would have been 0.65% lower.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
Financial highlights 155

1290 Essex Small Cap Growth Fund
Class A	Year Ended October 31, 2023	July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	(0.05)(1)	(0.02)
Net realized and unrealized gain (loss)	(1.55)	0.57
Total from investment operations	(1.60)	0.55
Less distributions:
Distributions from net realized gains	(0.06)	—
Net asset value, end of period	$8.89	$10.55
Total return(b)	(15.28)%	5.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$122	$125
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	1.13%	1.13%
Before waivers and reimbursements(a)(f)	2.38%	6.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	(0.49)%(aa)	(0.61)%(l)
Before waivers and reimbursements(a)(f)(x)	(1.74)%(aa)	(5.80)%(l)
Portfolio turnover rate^	69%	29%(z)

Class I	Year Ended October 31, 2023	July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.56	$10.00
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	(0.03)(1)	(0.01)
Net realized and unrealized gain (loss)	(1.55)	0.57
Total from investment operations	(1.58)	0.56
Less distributions:
Distributions from net realized gains	(0.06)	—
Net asset value, end of period	$8.92	$10.56
Total return(b)	(15.08)%	5.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,594	$10,350
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.88%	0.88%
Before waivers and reimbursements(a)(f)	1.94%	6.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	(0.24)%(aa)	(0.35)%(l)
Before waivers and reimbursements(a)(f)(x)	(1.30)%(aa)	(5.50)%(l)
Portfolio turnover rate^	69%	29%(z)
156 Financial highlights

Class R	Year Ended October 31, 2023	July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	(0.08)(1)	(0.03)
Net realized and unrealized gain (loss)	(1.54)	0.57
Total from investment operations	(1.62)	0.54
Less distributions:
Distributions from net realized gains	(0.06)	—
Net asset value, end of period	$8.86	$10.54
Total return (b)	(15.49)%	5.40%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$113	$105
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	1.38%	1.38%
Before waivers and reimbursements(a)(f)	2.59%	6.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)	(0.74)%(aa)	(0.85)%(l)
Before waivers and reimbursements(a)(f)	(1.95)%(aa)	(6.00)%(l)
Portfolio turnover rate^	69%	29%(z)

(1)
Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.03) and $(0.08) for Class A, Class I and Class R, respectively.
*
Commencement of operations.
^
Portfolio turnover rate excludes derivatives, if any.
(a)
Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)
Total returns for periods less than one year are not annualized.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)
The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)
Portfolio turnover rate for periods less than one year is not annualized.
(aa)
Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.06% lower.
Financial highlights 157

1290 GAMCO Small/Mid Cap Value Fund
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.31	$17.19	$11.41	$12.46	$12.33
Income (loss) from investment operations:
Net investment income (loss)(e)	0.10	0.06	0.09 (2)	0.04 (1)	0.05
Net realized and unrealized gain (loss)	0.45	(1.82)	5.73	(0.90)	0.22
Total from investment operations	0.55	(1.76)	5.82	(0.86)	0.27
Less distributions:
Dividends from net investment income	—	(0.26)	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	(0.32)	(0.86)	—	(0.15)	(0.12)
Total dividends and distributions	(0.32)	(1.12)	(0.04)	(0.19)	(0.14)
Net asset value, end of year	$14.54	$14.31	$17.19	$11.41	$12.46
Total return	3.88%	(10.93)%	51.10%	(7.04)%	2.29%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,478	$5,134	$5,904	$3,400	$3,896
Ratio of expenses to average net assets:
After waivers(f)	1.20%(j)	1.21%(k)	1.24%(o)	1.25%(o)	1.24%(o)
Before waivers(f)	1.53%	1.51%	1.42%	1.58%	1.66%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.66%	0.42%	0.55%(bb)	0.40%(aa)	0.39%
Before waivers(f)	0.33%	0.13%	0.37%(bb)	0.07%(aa)	(0.03)%
Portfolio turnover rate^	14%	27%	35%	19%	37%

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.35	$17.24	$11.43	$12.49	$12.36
Income (loss) from investment operations:
Net investment income (loss)(e)	0.14	0.10	0.13 (2)	0.07 (1)	0.08
Net realized and unrealized gain (loss)	0.44	(1.84)	5.75	(0.91)	0.23
Total from investment operations	0.58	(1.74)	5.88	(0.84)	0.31
Less distributions:
Dividends from net investment income	(0.03)	(0.29)	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	(0.32)	(0.86)	—	(0.15)	(0.12)
Total dividends and distributions	(0.35)	(1.15)	(0.07)	(0.22)	(0.18)
Net asset value, end of year	$14.58	$14.35	$17.24	$11.43	$12.49
Total return	4.11%	(10.74)%	51.57%	(6.88)%	2.57%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,537	$109,572	$145,394	$84,537	$95,601
Ratio of expenses to average net assets:
After waivers(f)	0.95%(j)	0.96%(k)	0.99%(o)	1.00%(o)	0.99%(o)
Before waivers(f)	1.28%	1.25%	1.17%	1.33%	1.41%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.91%	0.68%	0.76%(bb)	0.64%(aa)	0.64%
Before waivers(f)	0.57%	0.40%	0.59%(bb)	0.31%(aa)	0.22%
Portfolio turnover rate^	14%	27%	35%	19%	37%
158 Financial highlights

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.20	$17.07	$11.33	$12.38	$12.26
Income (loss) from investment operations:
Net investment income (loss)(e)	0.06	0.03	0.05 (2)	0.02 (1)	0.02
Net realized and unrealized gain (loss)	0.45	(1.82)	5.70	(0.91)	0.22
Total from investment operations	0.51	(1.79)	5.75	(0.89)	0.24
Less distributions:
Dividends from net investment income	—	(0.22)	(0.01)	(0.01)	—
Distributions from net realized gains	(0.32)	(0.86)	—	(0.15)	(0.12)
Total dividends and distributions	(0.32)	(1.08)	(0.01)	(0.16)	(0.12)
Net asset value, end of year	$14.39	$14.20	$17.07	$11.33	$12.38
Total return	3.62%	(11.17)%	50.80%	(7.31)%	2.02%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,104	$1,022	$1,096	$685	$912
Ratio of expenses to average net assets:
After waivers(f)	1.45%(j)	1.46%(k)	1.49%(o)	1.50%(o)	1.49%(o)
Before waivers(f)	1.78%	1.76%	1.67%	1.83%	1.91%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.41%	0.17%	0.28%(bb)	0.15%(aa)	0.14%
Before waivers(f)	0.08%	(0.12)%	0.11%(bb)	(0.19)%(aa)	(0.28)%
Portfolio turnover rate^	14%	27%	35%	19%	37%
Financial highlights 159

	Year Ended October 31,
Class T**	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.35	$17.24	$11.43	$12.49	$12.36
Income (loss) from investment operations:
Net investment income (loss)(e)	0.14	0.11	0.13 (2)	0.07 (1)	0.08
Net realized and unrealized gain (loss)	0.45	(1.85)	5.75	(0.91)	0.23
Total from investment operations	0.59	(1.74)	5.88	(0.84)	0.31
Less distributions:
Dividends from net investment income	(0.03)	(0.29)	(0.07)	(0.07)	(0.06)
Distributions from net realized gains	(0.32)	(0.86)	—	(0.15)	(0.12)
Total dividends and distributions	(0.35)	(1.15)	(0.07)	(0.22)	(0.18)
Net asset value, end of year	$14.59	$14.35	$17.24	$11.43	$12.49
Total return	4.18%	(10.74)%	51.57%	(6.88)%	2.57%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148	$146	$176	$116	$127
Ratio of expenses to average net assets:
After waivers(f)	0.95%(j)	0.96%(k)	0.99%(o)	1.00%(o)	0.99%(o)
Before waivers(f)	1.53%	1.51%	1.42%	1.58%	1.66%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	0.91%	0.74%	0.79%(bb)	0.64%(aa)	0.64%
Before waivers(f)	0.33%	0.19%	0.37%(bb)	0.06%(aa)	(0.02)%
Portfolio turnover rate^	14%	27%	35%	19%	37%

**
Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
(1)
Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.06, $0.01 and $0.06 for Class A, Class I, Class R and Class T, respectively.
(2)
Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.05, $(0.02) and $0.06 for Class A, Class I, Class R and Class T, respectively.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class A, 0.95% for Class I, 1.45% for Class R and 0.95% for Class T.
(k)
Including direct and indirect expenses, the net expense ratio after waivers would be 1.21% for Class A, 0.96% for Class I, 1.46% for Class R and 0.96% for Class T.
(o)
Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class A, 1.00% for Class I, 1.50% for Class R and 1.00% for Class T.
(aa)
Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.09 lower.
(bb)
Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.43 lower.
160 Financial highlights

1290 High Yield Bond Fund
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.24	$9.01	$9.06	$8.93
Income (loss) from investment operations:
Net investment income (loss)(e)	0.47	0.40	0.39	0.44	0.47
Net realized and unrealized gain (loss)	(0.13)	(1.27)	0.26	(0.03)	0.14
Total from investment operations	0.34	(0.87)	0.65	0.41	0.61
Less distributions:
Dividends from net investment income	(0.48)	(0.40)	(0.42)	(0.46)	(0.47)
Return of capital	— #	(0.02)	— #	—	(0.01)
Total dividends and distributions	(0.48)	(0.42)	(0.42)	(0.46)	(0.48)
Net asset value, end of year	$7.81	$7.95	$9.24	$9.01	$9.06
Total return	4.30%	(9.60)%	7.27%	4.72%	6.97%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,819	$1,844	$2,145	$2,115	$1,623
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers and reimbursements(f)	1.50%	1.43%	1.44%	1.68%	1.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	5.83%	4.61%	4.24%	4.97%	5.27%
Before waivers and reimbursements(f)	5.33%	4.18%	3.80%	4.29%	4.48%
Portfolio turnover rate^	35%	43%	39%	59%	54%

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.25	$9.01	$9.06	$8.94
Income (loss) from investment operations:
Net investment income (loss)(e)	0.49	0.42	0.42	0.47	0.50
Net realized and unrealized gain (loss)	(0.12)	(1.28)	0.26	(0.04)	0.12
Total from investment operations	0.37	(0.86)	0.68	0.43	0.62
Less distributions:
Dividends from net investment income	(0.50)	(0.42)	(0.44)	(0.48)	(0.49)
Return of capital	— #	(0.02)	— #	—	(0.01)
Total dividends and distributions	(0.50)	(0.44)	(0.44)	(0.48)	(0.50)
Net asset value, end of year	$7.82	$7.95	$9.25	$9.01	$9.06
Total return	4.69%	(9.47)%	7.65%	4.98%	7.12%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$59,091	$53,821	$66,473	$42,159	$35,453
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements(f)	1.26%	1.18%	1.18%	1.43%	1.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	6.09%	4.84%	4.47%	5.22%	5.50%
Before waivers and reimbursements(f)	5.58%	4.42%	4.04%	4.54%	4.71%
Portfolio turnover rate^	35%	43%	39%	59%	54%
Financial highlights 161

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.23	$9.00	$9.05	$8.93
Income (loss) from investment operations:
Net investment income (loss)(e)	0.45	0.37	0.37	0.42	0.45
Net realized and unrealized gain (loss)	(0.13)	(1.25)	0.25	(0.03)	0.13
Total from investment operations	0.32	(0.88)	0.62	0.39	0.58
Less distributions:
Dividends from net investment income	(0.46)	(0.38)	(0.39)	(0.44)	(0.45)
Return of capital	— #	(0.02)	— #	—	(0.01)
Total dividends and distributions	(0.46)	(0.40)	(0.39)	(0.44)	(0.46)
Net asset value, end of year	$7.81	$7.95	$9.23	$9.00	$9.05
Total return	4.04%	(9.72)%	7.01%	4.46%	6.59%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$367	$375	$708	$638	$307
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.25%	1.25%	1.25%	1.25%	1.25%
Before waivers and reimbursements(f)	1.76%	1.67%	1.69%	1.92%	2.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	5.59%	4.29%	3.98%	4.69%	5.00%
Before waivers and reimbursements(f)	5.08%	3.87%	3.54%	4.01%	4.22%
Portfolio turnover rate^	35%	43%	39%	59%	54%

	Year Ended October 31,
Class T**	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.24	$9.01	$9.06	$8.93
Income (loss) from investment operations:
Net investment income (loss)(e)	0.49	0.42	0.42	0.47	0.50
Net realized and unrealized gain (loss)	(0.12)	(1.27)	0.25	(0.04)	0.13
Total from investment operations	0.37	(0.85)	0.67	0.43	0.63
Less distributions:
Dividends from net investment income	(0.50)	(0.42)	(0.44)	(0.48)	(0.49)
Return of capital	— #	(0.02)	— #	—	(0.01)
Total dividends and distributions	(0.50)	(0.44)	(0.44)	(0.48)	(0.50)
Net asset value, end of year	$7.82	$7.95	$9.24	$9.01	$9.06
Total return	4.69%	(9.37)%	7.53%	4.98%	7.24%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111	$113	$131	$128	$129
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements(f)	1.51%	1.43%	1.44%	1.68%	1.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	6.08%	4.86%	4.49%	5.23%	5.50%
Before waivers and reimbursements(f)	5.33%	4.18%	3.80%	4.30%	4.47%
Portfolio turnover rate^	35%	43%	39%	59%	54%

**
Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
#
Per share amount is less than $0.005.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
162 Financial highlights

1290 Loomis Sayles Multi-Asset Income Fund
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.94	$12.54	$11.47	$11.23	$10.61
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.46	0.16	0.07	0.12	0.18
Net realized and unrealized gain (loss)	0.10	(1.46)	1.91	0.70	0.91
Total from investment operations	0.56	(1.30)	1.98	0.82	1.09
Less distributions:
Dividends from net investment income	(0.45)	(0.24)	(0.12)	(0.18)	(0.17)
Distributions from net realized gains	(0.20)	(1.06)	(0.79)	(0.40)	(0.30)
Total dividends and distributions	(0.65)	(1.30)	(0.91)	(0.58)	(0.47)
Net asset value, end of year	$9.85	$9.94	$12.54	$11.47	$11.23
Total return	5.53%	(11.35)%	18.12%	7.64%	10.73%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,717	$4,469	$5,104	$3,520	$2,081
Ratio of expenses to average net assets:
After waivers(f)	1.05%	1.14%(j)	1.16%(k)	1.16%(k)	1.15%(k)
Before waivers(f)	1.58%	1.68%	1.48%	1.61%	1.67%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	4.55%	1.52%(x)	0.59%(x)	1.05%(x)	1.70%(x)
Before waivers(f)	4.01%	0.98%(x)	0.28%(x)	0.60%(x)	1.19%(x)
Portfolio turnover rate^	202%	255%*	106%	131%	63%

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.95	$12.57	$11.49	$11.25	$10.63
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.49	0.18	0.10	0.15	0.21
Net realized and unrealized gain (loss)	0.09	(1.45)	1.92	0.70	0.91
Total from investment operations	0.58	(1.27)	2.02	0.85	1.12
Less distributions:
Dividends from net investment income	(0.47)	(0.29)	(0.15)	(0.21)	(0.20)
Distributions from net realized gains	(0.20)	(1.06)	(0.79)	(0.40)	(0.30)
Total dividends and distributions	(0.67)	(1.35)	(0.94)	(0.61)	(0.50)
Net asset value, end of year	$9.86	$9.95	$12.57	$11.49	$11.25
Total return	5.77%	(11.10)%	18.47%	7.89%	11.00%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,512	$46,354	$70,007	$62,303	$59,997
Ratio of expenses to average net assets:
After waivers(f)	0.80%	0.89%(j)	0.91%(k)	0.91%(k)	0.90%(k)
Before waivers(f)	1.33%	1.40%	1.23%	1.36%	1.42%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	4.80%	1.66%(x)	0.85%(x)	1.35%(x)	1.95%(x)
Before waivers(f)	4.27%	1.15%(x)	0.53%(x)	0.89%(x)	1.43%(x)
Portfolio turnover rate^	202%	255%*	106%	131%	63%
Financial highlights 163

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.94	$12.51	$11.44	$11.21	$10.59
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.44	0.13	0.04	0.09	0.15
Net realized and unrealized gain (loss)	0.08	(1.45)	1.92	0.70	0.91
Total from investment operations	0.52	(1.32)	1.96	0.79	1.06
Less distributions:
Dividends from net investment income	(0.42)	(0.19)	(0.10)	(0.16)	(0.14)
Distributions from net realized gains	(0.20)	(1.06)	(0.79)	(0.40)	(0.30)
Total dividends and distributions	(0.62)	(1.25)	(0.89)	(0.56)	(0.44)
Net asset value, end of year	$9.84	$9.94	$12.51	$11.44	$11.21
Total return	5.18%	(11.52)%	17.87%	7.30%	10.46%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$168	$168	$199	$179	$168
Ratio of expenses to average net assets:
After waivers(f)	1.30%	1.39%(j)	1.41%(k)	1.41%(k)	1.40%(k)
Before waivers(f)	1.83%	1.93%	1.73%	1.86%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers(f)	4.30%	1.26%(x)	0.35%(x)	0.84%(x)	1.44%(x)
Before waivers(f)	3.77%	0.72%(x)	0.03%(x)	0.39%(x)	0.93%(x)
Portfolio turnover rate^	202%	255%*	106%	131%	63%

*
The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers would be 1.17% for Class A, 0.92% for Class I and 1.42% for Class R.
(k)
Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class A, 0.95% for Class I and 1.45% for Class R.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
164 Financial highlights

1290 Multi-Alternative Strategies Fund
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.74	$11.27	$9.92	$10.32	$10.02
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.09	0.15	0.26	0.10	0.11
Net realized and unrealized gain (loss)	0.04	(1.65)	1.15	(0.30)	0.28
Total from investment operations	0.13	(1.50)	1.41	(0.20)	0.39
Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.06)	(0.20)	(0.04)
Distributions from net realized gains	—	(0.87)	—	—	(0.05)
Total dividends and distributions	(0.22)	(1.03)	(0.06)	(0.20)	(0.09)
Net asset value, end of year	$8.65	$8.74	$11.27	$9.92	$10.32
Total return	1.48%	(14.28)%	14.24%	(2.01)%	3.98%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$335	$440	$670	$556	$627
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.10%	1.10%	1.13%(j)	1.06%***(k)	1.07%**(o)
Before waivers and reimbursements(f)	2.01%	1.86%	1.78%	1.97%	1.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.07%	1.55%	2.34%(x)	1.03%(x)	1.12%(x)
Before waivers and reimbursements(f)	0.16%	0.79%	1.69%(x)	0.12%(x)	0.30%(x)
Portfolio turnover rate^	66%	26%	66%	15%	8%

Class I	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.76	$11.29	$9.94	$10.34	$10.04
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.11	0.17	0.27	0.13	0.13
Net realized and unrealized gain (loss)	0.03	(1.64)	1.16	(0.31)	0.29
Total from investment operations	0.14	(1.47)	1.43	(0.18)	0.42
Less distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.08)	(0.22)	(0.07)
Distributions from net realized gains	—	(0.87)	—	—	(0.05)
Total dividends and distributions	(0.24)	(1.06)	(0.08)	(0.22)	(0.12)
Net asset value, end of year	$8.66	$8.76	$11.29	$9.94	$10.34
Total return	1.63%	(14.04)%	14.48%	(1.76)%	4.25%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,361	$12,070	$16,054	$13,776	$17,783
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.85%	0.85%	0.88%(j)	0.81%***(k)	0.82%**(o)
Before waivers and reimbursements(f)	1.78%	1.61%	1.53%	1.71%	1.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.22%	1.75%	2.45%(x)	1.36%(x)	1.32%(x)
Before waivers and reimbursements(f)	0.29%	0.99%	1.80%(x)	0.46%(x)	0.50%(x)
Portfolio turnover rate^	66%	26%	66%	15%	8%
Financial highlights 165

Class R	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.70	$11.21	$9.87	$10.27	$9.97
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.07	0.12	0.21	0.06	0.08
Net realized and unrealized gain (loss)	0.03	(1.62)	1.16	(0.29)	0.29
Total from investment operations	0.10	(1.50)	1.37	(0.23)	0.37
Less distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.03)	(0.17)	(0.02)
Distributions from net realized gains	—	(0.87)	—	—	(0.05)
Total dividends and distributions	(0.20)	(1.01)	(0.03)	(0.17)	(0.07)
Net asset value, end of year	$8.60	$8.70	$11.21	$9.87	$10.27
Total return	1.10%	(14.39)%	13.95%	(2.27)%	3.74%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116	$131	$187	$136	$116
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.35%	1.35%	1.38%(j)	1.31%***(k)	1.32%**(o)
Before waivers and reimbursements(f)	2.27%	2.11%	2.03%	2.23%	2.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	0.77%	1.25%	1.96%(x)	0.65%(x)	0.78%(x)
Before waivers and reimbursements(f)	(0.15)%	0.48%	1.31%(x)	(0.26)%(x)	(0.04)%(x)
Portfolio turnover rate^	66%	26%	66%	15%	8%

**
Includes Tax expense of 0.04%.
***
Includes Tax expense of 0.01%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.60% for Class A, 1.35% for Class I and 1.85% for Class R.
(k)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.66% for Class A, 1.41% for Class I and 1.91% for Class R.
(o)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.69% for Class A, 1.44% for Class I and 1.94% for Class R.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
166 Financial highlights

1290 SmartBeta Equity Fund
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.15	$17.61	$13.34	$13.34	$12.09
Income (loss) from investment operations:
Net investment income (loss)(e)	0.17	0.15	0.14	0.14	0.15
Net realized and unrealized gain (loss)	0.70	(2.37)	4.29	0.14	1.67
Total from investment operations	0.87	(2.22)	4.43	0.28	1.82
Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.08)	(0.13)	(0.14)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)
Total dividends and distributions	(0.12)	(1.24)	(0.16)	(0.28)	(0.57)
Net asset value, end of year	$14.90	$14.15	$17.61	$13.34	$13.34
Total return	6.14%	(13.73)%	33.49%	2.07%	15.81%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,929	$4,888	$4,978	$3,278	$2,014
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.10%	1.10%	1.10%	1.14%	1.15%
Before waivers and reimbursements(f)	1.41%	1.42%	1.48%	1.83%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.15%	0.96%	0.89%	1.04%	1.19%
Before waivers and reimbursements(f)	0.84%	0.64%	0.51%	0.35%	0.08%
Portfolio turnover rate ^	34%	38%	59%	42%	31%

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.19	$17.66	$13.37	$13.37	$12.11
Income (loss) from investment operations:
Net investment income (loss)(e)	0.21	0.19	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.71	(2.38)	4.29	0.14	1.67
Total from investment operations	0.92	(2.19)	4.48	0.31	1.86
Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.11)	(0.16)	(0.17)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)
Total dividends and distributions	(0.16)	(1.28)	(0.19)	(0.31)	(0.60)
Net asset value, end of year	$14.95	$14.19	$17.66	$13.37	$13.37
Total return	6.46%	(13.56)%	33.87%	2.30%	16.16%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,892	$150,789	$124,320	$46,777	$23,959
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.85%	0.85%	0.85%	0.89%	0.90%
Before waivers and reimbursements(f)	1.16%	1.17%	1.23%	1.58%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.40%	1.23%	1.16%	1.27%	1.49%
Before waivers and reimbursements(f)	1.09%	0.90%	0.78%	0.58%	0.37%
Portfolio turnover rate ^	34%	38%	59%	42%	31%
Financial highlights 167

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.10	$17.56	$13.30	$13.31	$12.06
Income (loss) from investment operations:
Net investment income (loss)(e)	0.14	0.11	0.10	0.10	0.12
Net realized and unrealized gain (loss)	0.69	(2.37)	4.29	0.14	1.67
Total from investment operations	0.83	(2.26)	4.39	0.24	1.79
Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.05)	(0.10)	(0.11)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)
Total dividends and distributions	(0.08)	(1.20)	(0.13)	(0.25)	(0.54)
Net asset value, end of year	$14.85	$14.10	$17.56	$13.30	$13.31
Total return	5.90%	(13.97)%	33.21%	1.75%	15.55%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,134	$1,381	$936	$236	$151
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	1.35%	1.35%	1.35%	1.39%	1.40%
Before waivers and reimbursements(f)	1.66%	1.68%	1.73%	2.09%	2.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	0.89%	0.72%	0.64%	0.77%	1.00%
Before waivers and reimbursements(f)	0.58%	0.40%	0.26%	0.07%	(0.12)%
Portfolio turnover rate ^	34%	38%	59%	42%	31%

	Year Ended October 31,
Class T**	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.19	$17.65	$13.37	$13.37	$12.11
Income (loss) from investment operations:
Net investment income (loss)(e)	0.21	0.18	0.18	0.17	0.19
Net realized and unrealized gain (loss)	0.71	(2.36)	4.29	0.14	1.67
Total from investment operations	0.92	(2.18)	4.47	0.31	1.86
Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.11)	(0.16)	(0.17)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)
Total dividends and distributions	(0.16)	(1.28)	(0.19)	(0.31)	(0.60)
Net asset value, end of year	$14.95	$14.19	$17.65	$13.37	$13.37
Total return	6.46%	(13.51)%	33.79%	2.30%	16.16%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$154	$147	$182	$138	$138
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.85%	0.85%	0.85%	0.90%	0.90%
Before waivers and reimbursements(f)	1.41%	1.42%	1.48%	1.84%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.40%	1.20%	1.14%	1.28%	1.50%
Before waivers and reimbursements(f)	0.84%	0.63%	0.50%	0.33%	0.13%
Portfolio turnover rate^	34%	38%	59%	42%	31%

**
Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
#
Per share amount is less than $0.005.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
168 Financial highlights

Annual and Semi-Annual Reports —  Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Form N-CSR —  Additional information about the Funds’ investments is available in Form N-CSR. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
Statement of Additional Information (SAI)  —  The SAI includes additional information about the Funds, has been filed with the SEC, and is incorporated into this Prospectus by reference, which means that it is legally considered to be part of this Prospectus.
Portfolio Holdings Disclosure —  A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Funds’ SAI, which is available on the Funds’ website.
To request a free copy of the Funds’ SAI, annual or semi-annual reports to shareholders, or financial statements, request other information about the Funds, or make shareholder inquiries, contact your financial professional, or contact the Funds by calling 1-888-310-0416 from 8:30 a.m. to 5:30 p.m. (Eastern Time) on any business day. You can also access and download the Funds' SAI, annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements (as well as a copy of this Prospectus) at 1290 Funds' website: www.1290Funds.com, free of charge.
Your financial professional or 1290 Funds will also be happy to answer your questions or to provide any additional information that you may require.
Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at:
http://www.sec.gov
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
“Equitable” is the brand name of Equitable Holdings, Inc. and its family of companies, including Equitable Financial Life Insurance Company (NY, NY), Equitable Advisors, LLC and Equitable Distributors, LLC. The obligations of Equitable Financial Life Insurance Company are backed solely by their claims-paying ability.
© 2024 Equitable Financial Life Insurance Company. All rights reserved.
1345 Avenue of the Americas, New York, NY 10105
(212) 554-1234
1290 Funds
(Investment Company Act File No. 811-22959)
Mutual Funds: • Are Not a Deposit of Any Bank • Are Not FDIC Insured • Are Not Insured by Any Federal Government Agency • Are Not Guaranteed by Any Bank or Savings Association • May Go Down in Value
Equitable Financial Life Insurance Company (NY, NY)

Prospectus
This Prospectus describes the Funds listed below. Each Fund has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.
1290 Retirement Funds+	Share Class (Ticker)*
1290 Retirement 2020 Fund	Class A (TNIAX); Class T (TNICX); Class I (TNIIX); Class R (TNIRX)
1290 Retirement 2025 Fund	Class A (TNJAX); Class T (TNJCX); Class I (TNJIX); Class R (TNJRX)
1290 Retirement 2030 Fund	Class A (TNKAX); Class T (TNKCX); Class I (TNKIX); Class R (TNKRX)
1290 Retirement 2035 Fund	Class A (TNLAX); Class T (TNLCX); Class I (TNLIX); Class R (TNLRX)
1290 Retirement 2040 Fund	Class A (TNNAX); Class T (TNNCX); Class I (TNNIX); Class R (TNNRX)
1290 Retirement 2045 Fund	Class A (TNOAX); Class T (TNOCX); Class I (TNOIX); Class R (TNORX)
1290 Retirement 2050 Fund	Class A (TNPAX); Class T (TNWBX); Class I (TNWIX); Class R (TNPRX)
1290 Retirement 2055 Fund	Class A (TNQAX); Class T (TNQCX); Class I (TNQIX); Class R (TNQRX)
+
The Funds’ shares are not offered for sale in all states.
*
Each Fund currently offers only Class I shares for sale.

March 1, 2024
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
1290 Funds® is a registered service mark of Equitable Investment Management Group, LLC, New York, NY 10105.

Table of Contents 1

1. About the Funds
1290 Retirement 2020 Fund — Class A (TNIAX); Class T (TNICX); Class I (TNIIX); Class R (TNIRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2020 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2020 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.68%[1]	1.68%[1]	1.68%	1.68%[1]
Acquired Fund Fees and Expenses	0.10%[1]	0.10%[1]	0.10%	0.10%[1]
Total Annual Fund Operating Expenses	2.53%	2.53%	2.28%	2.78%
Fee Waiver and/or Expense Reimbursement[2]	(1.63)%	(1.63)%	(1.63)%	(1.63)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each
2 1290 Retirement 2020 Fund

year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,147	$1,683	$3,142
Class T Shares	$340	$866	$1,419	$2,924
Class I Shares	$66	$555	$1,071	$2,489
Class R Shares	$117	$708	$1,324	$2,990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2020) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
1290 Retirement 2020 Fund 3

Approximate Number of Years Before/After Retirement Year	Retirement	4 Years After	5 Years After	10 Years After
Asset Class
Domestic Equity	35%	31%	30%	15%
International Equity	15%	12%	10%	5%
Fixed Income	50%	57%	60%	80%
The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2020
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
4 1290 Retirement 2020 Fund

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
1290 Retirement 2020 Fund 5

Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign
6 1290 Retirement 2020 Fund

exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments
1290 Retirement 2020 Fund 7

on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security,
8 1290 Retirement 2020 Fund

and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	8.88%	2020 2nd Quarter
Worst quarter (% and time period)	-11.29%	2020 1st Quarter
1290 Retirement 2020 Fund 9

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2020 Fund - Class I Return Before Taxes	9.41%	5.30%	4.60%	02/27/2017
1290 Retirement 2020 Fund - Class I Return After Taxes on Distributions	8.02%	3.69%	3.20%	02/27/2017
1290 Retirement 2020 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	5.80%	3.74%	3.20%	02/27/2017
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	12.32%	6.47%	5.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
10 1290 Retirement 2020 Fund

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2020 Fund 11

1290 Retirement 2025 Fund — Class A (TNJAX); Class T (TNJCX); Class I (TNJIX); Class R (TNJRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2025 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2025 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	0.85%[1]	0.85%[1]	0.85%	0.85%[1]
Acquired Fund Fees and Expenses	0.10%[1]	0.10%[1]	0.10%	0.10%[1]
Total Annual Fund Operating Expenses	1.70%	1.70%	1.45%	1.95%
Fee Waiver and/or Expense Reimbursement[2]	(0.80)%	(0.80)%	(0.80)%	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
12 1290 Retirement 2025 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$982	$1,351	$2,385
Class T Shares	$340	$696	$1,077	$2,143
Class I Shares	$66	$380	$716	$1,666
Class R Shares	$117	$535	$978	$2,210
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2025) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	1 Year Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	37%	35%	30%	15%
International Equity	16%	15%	10%	5%
Fixed Income	47%	50%	60%	80%
1290 Retirement 2025 Fund 13

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2025
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
International
Equity
Domestic
Equity
Fixed Income
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
14 1290 Retirement 2025 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2025 Fund 15

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
16 1290 Retirement 2025 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2025 Fund 17

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.
18 1290 Retirement 2025 Fund

The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	10.20%	2020 2nd Quarter
Worst quarter (% and time period)	-13.38%	2020 1st Quarter
1290 Retirement 2025 Fund 19

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2025 Fund - Class I Return Before Taxes	10.34%	6.08%	5.26%	02/27/2017
1290 Retirement 2025 Fund - Class I Return After Taxes on Distributions	8.83%	4.58%	3.96%	02/27/2017
1290 Retirement 2025 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	6.48%	4.37%	3.75%	02/27/2017
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)	12.99%	7.42%	6.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
20 1290 Retirement 2025 Fund

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2025 Fund 21

1290 Retirement 2030 Fund — Class A (TNKAX); Class T (TNKCX); Class I (TNKIX); Class R (TNKRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2030 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2030 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.41%[1]	1.41%[1]	1.41%	1.41%[1]
Acquired Fund Fees and Expenses	0.10%[1]	0.10%[1]	0.10%	0.10%[1]
Total Annual Fund Operating Expenses	2.26%	2.26%	2.01%	2.51%
Fee Waiver and/or Expense Reimbursement[2]	(1.36)%	(1.36)%	(1.36)%	(1.36)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
22 1290 Retirement 2030 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,094	$1,576	$2,902
Class T Shares	$340	$811	$1,309	$2,677
Class I Shares	$66	$499	$957	$2,228
Class R Shares	$117	$652	$1,213	$2,743
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2030) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	6 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	44%	42%	35%	30%	15%
International Equity	20%	18%	15%	10%	5%
Fixed Income	36%	40%	50%	60%	80%
1290 Retirement 2030 Fund 23

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2030
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
24 1290 Retirement 2030 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2030 Fund 25

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
26 1290 Retirement 2030 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2030 Fund 27

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.
28 1290 Retirement 2030 Fund

The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	11.13%	2020 2nd Quarter
Worst quarter (% and time period)	-15.28%	2020 1st Quarter
1290 Retirement 2030 Fund 29

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2030 Fund - Class I Return Before Taxes	11.01%	6.68%	5.71%	02/27/2017
1290 Retirement 2030 Fund - Class I Return After Taxes on Distributions	9.91%	5.34%	4.50%	02/27/2017
1290 Retirement 2030 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	6.67%	4.87%	4.11%	02/27/2017
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	14.80%	8.42%	6.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
30 1290 Retirement 2030 Fund

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2030 Fund 31

1290 Retirement 2035 Fund — Class A (TNLAX); Class T (TNLCX); Class I (TNLIX); Class R (TNLRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2035 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2035 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.26%[1]	1.26%[1]	1.26%	1.26%[1]
Acquired Fund Fees and Expenses	0.11%[1]	0.11%[1]	0.11%	0.11%[1]
Total Annual Fund Operating Expenses	2.12%	2.12%	1.87%	2.37%
Fee Waiver and/or Expense Reimbursement[2]	(1.22)%	(1.22)%	(1.22)%	(1.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
32 1290 Retirement 2035 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,066	$1,520	$2,776
Class T Shares	$340	$782	$1,251	$2,546
Class I Shares	$66	$469	$897	$2,091
Class R Shares	$117	$622	$1,155	$2,613
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2035) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	11 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	49%	50%	42%	35%	30%	15%
International Equity	22%	20%	18%	15%	10%	5%
Fixed Income	29%	30%	40%	50%	60%	80%
1290 Retirement 2035 Fund 33

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2035
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
34 1290 Retirement 2035 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2035 Fund 35

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
36 1290 Retirement 2035 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2035 Fund 37

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which the Fund may invest or is invested. In such a market, the value of such an investment and the Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.
38 1290 Retirement 2035 Fund

The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Redemption Risk —  The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	11.49%	2020 2nd Quarter
Worst quarter (% and time period)	-16.39%	2020 1st Quarter
1290 Retirement 2035 Fund 39

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2035 Fund - Class I Return Before Taxes	11.60%	7.16%	6.11%	02/27/2017
1290 Retirement 2035 Fund - Class I Return After Taxes on Distributions	10.43%	5.89%	4.97%	02/27/2017
1290 Retirement 2035 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	7.10%	5.24%	4.43%	02/27/2017
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)	16.63%	9.44%	7.59%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
40 1290 Retirement 2035 Fund

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase
Class A shares without a
sales charge.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.
No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2035 Fund 41

1290 Retirement 2040 Fund — Class A (TNNAX); Class T (TNNCX); Class I (TNNIX); Class R (TNNRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2040 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2040 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.98%[1]	1.98%[1]	1.98%	1.98%[1]
Acquired Fund Fees and Expenses	0.11%[1]	0.11%[1]	0.11%	0.11%[1]
Total Annual Fund Operating Expenses	2.84%	2.84%	2.59%	3.09%
Fee Waiver and/or Expense Reimbursement[2]	(1.94)%	(1.94)%	(1.94)%	(1.94)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
42 1290 Retirement 2040 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,208	$1,804	$3,409
Class T Shares	$340	$929	$1,543	$3,200
Class I Shares	$66	$620	$1,201	$2,779
Class R Shares	$117	$771	$1,451	$3,266
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2040) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	16 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	53%	52%	50%	42%	35%	30%	15%
International Equity	24%	23%	20%	18%	15%	10%	5%
Fixed Income	23%	25%	30%	40%	50%	60%	80%
1290 Retirement 2040 Fund 43

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2040
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
44 1290 Retirement 2040 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2040 Fund 45

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
46 1290 Retirement 2040 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2040 Fund 47

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than
48 1290 Retirement 2040 Fund

the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	12.07%	2020 2nd Quarter
Worst quarter (% and time period)	-16.68%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2040 Fund - Class I Return Before Taxes	11.90%	7.88%	6.68%	02/27/2017
1290 Retirement 2040 Fund - Class I Return After Taxes on Distributions	10.91%	6.93%	5.74%	02/27/2017
1290 Retirement 2040 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	7.18%	5.86%	4.90%	02/27/2017
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	18.16%	10.22%	8.17%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
1290 Retirement 2040 Fund 49

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
No minimum
50 1290 Retirement 2040 Fund

	Class A	Class T	Class I	Class R
Class A shares without a sales charge. • No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2040 Fund 51

1290 Retirement 2045 Fund — Class A (TNOAX); Class T (TNOCX); Class I (TNOIX); Class R (TNORX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2045 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2045 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.63%[1]	1.63%[1]	1.63%	1.63%[1]
Acquired Fund Fees and Expenses	0.12%[1]	0.12%[1]	0.12%	0.12%[1]
Total Annual Fund Operating Expenses	2.50%	2.50%	2.25%	2.75%
Fee Waiver and/or Expense Reimbursement[2]	(1.60)%	(1.60)%	(1.60)%	(1.60)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
52 1290 Retirement 2045 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,141	$1,671	$3,116
Class T Shares	$340	$860	$1,406	$2,897
Class I Shares	$66	$549	$1,058	$2,460
Class R Shares	$117	$701	$1,312	$2,963
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2045) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	21 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	57%	52%	50%	42%	35%	30%	15%
International Equity	25%	23%	20%	18%	15%	10%	5%
Fixed Income	18%	25%	30%	40%	50%	60%	80%
1290 Retirement 2045 Fund 53

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2045
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
54 1290 Retirement 2045 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2045 Fund 55

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
56 1290 Retirement 2045 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2045 Fund 57

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than
58 1290 Retirement 2045 Fund

the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	12.59%	2020 2nd Quarter
Worst quarter (% and time period)	-17.85%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2045 Fund - Class I Return Before Taxes	12.52%	8.23%	6.97%	02/27/2017
1290 Retirement 2045 Fund - Class I Return After Taxes on Distributions	11.38%	6.96%	5.81%	02/27/2017
1290 Retirement 2045 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	7.67%	6.12%	5.13%	02/27/2017
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)	19.14%	10.68%	8.51%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
1290 Retirement 2045 Fund 59

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
No minimum
60 1290 Retirement 2045 Fund

	Class A	Class T	Class I	Class R
Class A shares without a sales charge. • No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2045 Fund 61

1290 Retirement 2050 Fund — Class A (TNPAX); Class T (TNWBX); Class I (TNWIX); Class R (TNPRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2050 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2050 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	1.67%[1]	1.67%[1]	1.67%	1.67%[1]
Acquired Fund Fees and Expenses	0.12%[1]	0.12%[1]	0.12%	0.12%[1]
Total Annual Fund Operating Expenses	2.54%	2.54%	2.29%	2.79%
Fee Waiver and/or Expense Reimbursement[2]	(1.64)%	(1.64)%	(1.64)%	(1.64)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
62 1290 Retirement 2050 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,149	$1,687	$3,151
Class T Shares	$340	$868	$1,423	$2,933
Class I Shares	$66	$557	$1,075	$2,498
Class R Shares	$117	$710	$1,328	$2,999
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2050) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	26 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	61%	60%	52%	50%	42%	35%	30%	15%
International Equity	26%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	13%	15%	25%	30%	40%	50%	60%	80%
1290 Retirement 2050 Fund 63

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2050
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
64 1290 Retirement 2050 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2050 Fund 65

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
66 1290 Retirement 2050 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2050 Fund 67

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than
68 1290 Retirement 2050 Fund

the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	13.03%	2020 2nd Quarter
Worst quarter (% and time period)	-19.34%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2050 Fund - Class I Return Before Taxes	12.97%	8.56%	7.24%	02/27/2017
1290 Retirement 2050 Fund - Class I Return After Taxes on Distributions	12.12%	7.68%	6.35%	02/27/2017
1290 Retirement 2050 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	7.75%	6.41%	5.36%	02/27/2017
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	19.59%	10.92%	8.70%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
1290 Retirement 2050 Fund 69

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
No minimum
70 1290 Retirement 2050 Fund

	Class A	Class T	Class I	Class R
Class A shares without a sales charge. • No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator, or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2050 Fund 71

1290 Retirement 2055 Fund — Class A (TNQAX); Class T (TNQCX); Class I (TNQIX); Class R (TNQRX) Shares
Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in 1290 Funds’ funds. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” and “Ways to Reduce or Eliminate Sales Charges” sections of the Fund’s Prospectus, and the “Purchase, Redemption and Pricing of Shares” section of the Fund’s Statement of Additional Information.

 Shareholder Fees
 (fees paid directly from your investment)

1290 Retirement 2055 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	2.50%	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%[1]	None	None	None
Maximum account fee (deducted from accounts with a balance of less than $1,000)	$25	$25	$25	$25
1 On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Retirement 2055 Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.50%
Other Expenses	2.33%[1]	2.33%[1]	2.33%	2.33%[1]
Acquired Fund Fees and Expenses	0.12%[1]	0.12%[1]	0.12%	0.12%[1]
Total Annual Fund Operating Expenses	3.20%	3.20%	2.95%	3.45%
Fee Waiver and/or Expense Reimbursement[2]	(2.30)%	(2.30)%	(2.30)%	(2.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.65%	1.15%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class A shares, Class T shares, Class I shares, and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2025. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. The total annual fund operating expense ratios after fee waiver and/or expense reimbursement for Class A shares, Class T shares, and Class R shares, as shown in the table, are higher than the Fund’s expense cap because these ratios include 12b-1 fees and certain other expenses, as noted above, that are excluded from the Expense Limitation Arrangement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Expense Limitation Arrangement is not renewed.
72 1290 Retirement 2055 Fund

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$1,278	$1,942	$3,710
Class T Shares	$340	$1,001	$1,686	$3,511
Class I Shares	$66	$695	$1,349	$3,106
Class R Shares	$117	$845	$1,595	$3,576
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
The Fund seeks to achieve its objective by investing in exchange traded securities of other investment companies or investment vehicles (the “Underlying ETFs”), which represent a variety of asset classes. The Fund is managed based on the specific retirement (or target) year included in its name (2055) and assumes that an investor retires at age 65; however, the Fund should not be selected solely on the basis of the target year or an investor’s age. The Fund’s asset mix will become more conservative each year until reaching the year approximately 10 years after the retirement year at which time it is intended that the asset mix will become relatively stable. The Fund is designed to balance the need for appreciation with the need for income as retirement approaches and to support an income stream over a long-term retirement withdrawal horizon. The Fund is not designed for a lump sum redemption at the target year and does not guarantee a particular level of income. The Fund maintains significant allocations to equities both prior to and after the target year and is generally expected to reach its most conservative allocation 10 years after the target year.
The asset classes in which the Fund may invest generally are divided into domestic equity securities (such as the common stock of U.S. companies of any size), international equity securities (such as the common stock of foreign companies of any size, including those located in developed and emerging markets) and fixed income investments (such as debt securities issued by the U.S. Government and its agencies and instrumentalities, mortgage- and asset-backed securities (primarily government, corporate, and investment grade agency mortgage- and asset-backed securities), domestic and foreign investment grade bonds and high yield (or “junk”) bonds, inflation-indexed securities, and short-term investments such as money market instruments). The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests. The Underlying ETFs in which the Fund may invest also may invest in companies of any size and may invest in fixed income securities of any maturity, duration or credit quality. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying ETF) as deemed appropriate by the Fund’s investment adviser, Equitable Investment Management, LLC (the “Adviser”).
The following chart shows the Fund’s target allocation for the various asset classes (as represented by the holdings of the Underlying ETFs in which the Fund invests) as of the date of this Prospectus. The Fund’s target allocation is measured with reference to the principal investment strategies of the Underlying ETFs; actual exposure to equity securities and fixed income securities will vary from the target allocation if an Underlying ETF is not substantially invested in accordance with its principal investment strategies.
Approximate Number of Years Before/After Retirement Year	31 Years Before	25 Years Before	15 Years Before	10 Years Before	5 Years Before	Retirement	5 Years After	10 Years After
Asset Class
Domestic Equity	64%	60%	52%	50%	42%	35%	30%	15%
International Equity	28%	25%	23%	20%	18%	15%	10%	5%
Fixed Income	8%	15%	25%	30%	40%	50%	60%	80%
1290 Retirement 2055 Fund 73

The following chart shows the Fund’s “glide path” and illustrates how the asset mix of the Fund will change over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying ETFs that emphasize investments in stocks to one that increasingly favors Underlying ETFs that emphasize investments in bonds and money market instruments. The asset mix of the Fund will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable.

Target
2055
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Fixed Income
International
Equity
Domestic
Equity
45
40
35
30
25
20
15
10
5
Retirement
5
10
15
20
Years to Retirement
Years after
Retirement
Fixed Income
International
Equity
Domestic
Equity

The Adviser establishes the asset mix of the Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs (such as risk, volatility, and the potential for growth and income), as well as its outlook for the economy and financial markets.
With respect to its allocation to equity securities, the Fund’s investments in Underlying ETFs will include investments in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets.
The Adviser may change the asset allocation targets and may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.
The Adviser will permit the relative weightings of the Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15%. Beyond those ranges, the Adviser generally will use cash flows, and periodically will rebalance the Fund’s investments, to keep the Fund within its asset allocation targets. However, there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more of the asset classes.
The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it seeks to track. Underlying ETFs also may be actively managed.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
74 1290 Retirement 2055 Fund

The Fund is also subject to the risks associated with the Underlying ETFs’ investments; please see the “Information Regarding the Underlying ETFs” section of the Fund's Prospectus for additional information about these risks.
The following risks can negatively affect the Fund's performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Fund” may include the Fund, an Underlying ETF, or both.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
Asset Allocation Risk —  The Fund’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Fund to lose value and may not produce the desired results.
Target Date Risk —  The Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in the Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held, and the Fund’s returns over time.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly
1290 Retirement 2055 Fund 75

sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may experience a significant or complete loss on its investment in an equity security.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of the Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Credit Risk —  The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. The Fund may experience a significant or complete loss on a fixed income security or a transaction.
Foreign Securities Risk —  Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Fund’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk —  The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Fund. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
76 1290 Retirement 2055 Fund

European Economic Risk —  The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
Geographic Focus Risk —  To the extent the Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.
Risks Related to Investments in Underlying ETFs —  The Fund’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Fund’s performance. The Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. The Fund and the Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk, portfolio management risk, and regulatory risk. In addition, to the extent the Fund invests in Underlying ETFs that invest in equity securities, fixed income securities, and/or foreign securities, the Fund is subject to the risks associated with investing in such securities. A passively managed (or index-based) ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
1290 Retirement 2055 Fund 77

Investment Grade Securities Risk —  Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
Mid-Cap and Small-Cap Company Risk —  Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.
Mortgage-Related and Other Asset-Backed Securities Risk —  Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd., or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by the Fund may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Fund may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than
78 1290 Retirement 2055 Fund

the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the past one-year, five-year and since inception periods through December 31, 2023, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index (and any additional comparative index) shown for the since inception period below is the return of the index since the inception of the share class with the longest history.Past performance (before and after taxes) is not an indication of future performance.
The performance results shown in the bar chart do not reflect any account fees, which would reduce the performance results. Class A, Class T and Class R shares of the Fund have not commenced operations.

 Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	13.55%	2020 2nd Quarter
Worst quarter (% and time period)	-20.76%	2020 1st Quarter

 Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
1290 Retirement 2055 Fund - Class I Return Before Taxes	13.37%	8.84%	7.47%	02/27/2017
1290 Retirement 2055 Fund - Class I Return After Taxes on Distributions	11.88%	7.81%	6.47%	02/27/2017
1290 Retirement 2055 Fund - Class I Return After Taxes on Distributions and Sale of Fund Shares	8.42%	6.63%	5.54%	02/27/2017
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	19.62%	10.98%	8.76%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.
1290 Retirement 2055 Fund 79

Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the“Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection of investments in Underlying ETFs for the Fund are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	March 2017
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of the Adviser	March 2017
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	March 2017
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	March 2019
The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge. All share classes are currently not offered for sale in all states. Initial purchases must be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219166, Kansas City, MO 64105-1407), or by mail (1290 Funds, PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of your request in good order.
The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Class A	Class T	Class I	Class R
Minimum Initial Investment
$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• $250 minimum for
purchases by accounts
through eligible financial
intermediary platforms
that have entered into
selling or service
agreements with the
Distributor and that are
eligible to purchase

$1,000 for all accounts
except:
• $500 for certain fee-based
programs.
• $500, if establishing an
Automatic Bank Draft Plan.
• No minimum for certain
employer-sponsored
retirement plans and
certain wrap fee based
programs.

• $1,000,000 for certain
institutions and individuals.
• $1,000 for certain
employees (or their
immediate family
members) of Equitable
Holdings, Inc. or its
subsidiaries.
• Class I shares are available
to clients of registered
investment advisers who
have $250,000 invested in
the Fund.
• No minimum investment
for a wrap account client
No minimum
80 1290 Retirement 2055 Fund

	Class A	Class T	Class I	Class R
Class A shares without a sales charge. • No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.
of an eligible broker-dealer
or a client of a fee-based
planner that is unaffiliated
with a broker-dealer, or a
client of an investment
adviser, trustee,
administrator or institution
acting in a similar capacity
that invests in the Fund
through a retirement plan
where the administrator or
service provider of such
retirement plan has
entered into a services
agreement with the Fund’s
distributor and/or
investment adviser.

Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum
Your financial intermediary may impose different investment minimums.
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a retirement plan or account; in the latter case, you may be subject to that tax upon withdrawal from the plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your investment professional to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
1290 Retirement 2055 Fund 81

2. More information on fees and expenses
Advisory Fees
Effective January 1, 2023, each Fund pays a fee to Equitable Investment Management, LLC (the “Adviser”) for advisory services. Prior to January 1, 2023, Equitable Investment Management Group, LLC (“EIM”), an affiliate of the Adviser, served as the investment adviser to each Fund. The table below shows the annual rate of the advisory fees (as a percentage of each Fund’s average daily net assets) received by the Adviser and EIM during the fiscal year ended October 31, 2023, for providing advisory services to the Funds and the rate of advisory fees waived by the Adviser and EIM during the fiscal year in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as described below, with respect to the Funds. There were no changes in the basis of computing the advisory fees paid by the Funds during the fiscal year ended October 31, 2023.
Advisory Fees Paid by the Funds for the Fiscal Year Ended October 31, 2023
Fund	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed (Class I)*
1290 Retirement 2020 Fund	0.50%	1.63%
1290 Retirement 2025 Fund	0.50%	0.80%
1290 Retirement 2030 Fund	0.50%	1.36%
1290 Retirement 2035 Fund	0.50%	1.22%
1290 Retirement 2040 Fund	0.50%	1.94%
1290 Retirement 2045 Fund	0.50%	1.60%
1290 Retirement 2050 Fund	0.50%	1.64%
1290 Retirement 2055 Fund	0.50%	2.30%

*
Class A, Class T and Class R shares of the Funds have not commenced operations as of the date of this Prospectus.
A discussion of the basis for the decision by the Board of Trustees to approve the investment advisory agreement with respect to the Funds is available in the 1290 Funds’ Annual Report to Shareholders for the period ended October 31, 2023.
Administration Fees
The Adviser also serves as the administrator of the Funds. The administrative services provided to the Funds by the Adviser include, among others, coordination of 1290 Funds’ audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of 1290 Funds’ proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, each Fund pays the Adviser an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable.
Expense Limitation Agreement
In the interest of limiting the expenses of each Fund through April 30, 2025 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Fund to limit the expenses of each Fund listed below so that the annual operating expenses (including Acquired Fund Fees and Expenses) of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), and other extraordinary expenses not incurred in the ordinary course of a Fund’s business), as a percentage of average daily net assets, do not exceed the respective expense ratios in the following table. The expense ratios in the table do not include 12b-1 fees and certain other expenses noted above. Accordingly, the effective expense limits are higher for Class A, Class T and Class R shares, as shown in the Funds’ fee tables.
82 More information on fees and expenses

Expense Limitation Provisions
	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding 12b-1 fees and certain other expenses noted above)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Retirement 2020 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2025 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2030 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2035 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2040 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2045 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2050 Fund	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2055 Fund	0.65%	0.65%	0.65%	0.65%

The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Fund will be charged such lower expenses. The Adviser’s selection of Underlying ETFs could positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous waivers or payments made under the Expense Limitation Agreement.
Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yields.
The annual operating expenses of each Fund, as disclosed in this Prospectus, do not reflect any fees and expenses that are imposed by sponsors of products that offer a Fund as an underlying investment option, such as retirement plans, model-driven investment portfolios, and/or variable life insurance contracts and variable annuity certificates and contracts. Such fees and expenses would increase a Fund’s overall fees and expenses, and would not be subject to the expense caps described above, thereby reducing the Fund’s returns.
More information on fees and expenses 83

3. More information on strategies and risks
More about Investment Strategies
Changes in Investment Objectives and Principal Investment Strategies
As described in this Prospectus, each Fund has its own investment objective, policies and strategies. There is no assurance that a Fund will achieve its investment objective. The investment objective of each Fund may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Fund are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Fund is new or is undergoing a transition (such as a reorganization or rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.
Each Fund seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.
Strategies
The Adviser, under the oversight of 1290 Funds’ Board of Trustees (the “Board”), has established an asset allocation target for each Fund. This target is the approximate percentage of each Fund’s assets that is invested in either domestic equity securities, international equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of the Underlying ETFs in which the Fund invests. With respect to each Fund’s allocation to equity securities, under normal market conditions, a Fund will invest in Underlying ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the broader markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets. Each Fund’s asset mix will change over time and will become more conservative each year until reaching the year approximately 10 years after the retirement year, at which time the asset mix will become relatively stable. The asset allocation targets for each Fund, as described in the “Principal Investment Strategies of the Fund” section for each Fund in this Prospectus, may be changed without notice or shareholder approval. The Adviser will permit the relative weightings of each Fund’s asset classes to vary in response to the markets, ordinarily by not more than plus/minus 15% for each asset class. Each Fund also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, the Adviser generally will use cash flows, and periodically will rebalance a Fund’s investments, to keep each Fund within its asset allocation targets. However there may be occasions when those ranges will expand to 20% due to a variety of factors, including appreciation or depreciation of one or more asset classes. The Funds also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying ETF) as deemed appropriate by the Adviser and for temporary defensive purposes to respond to adverse market, economic or political conditions. During such times, the Adviser may reduce the equity allocation of a Fund to zero. Should a Fund take this action, it may not be pursuing its investment objective or executing its principal investment strategies. The Funds also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.
Underlying ETFs
Each Fund invests primarily in securities issued by the Underlying ETFs, as discussed in the “About the Funds – Investments, Risks, and Performance – Principal Investment Strategy” section for each Fund. Accordingly, each Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. By investing in a Fund that invests in Underlying ETFs, you will indirectly bear fees and expenses charged by the Underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.
You may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs of a Fund instead of in the Fund itself. An investor who chooses to invest directly in the Underlying ETFs would not receive the asset allocation and rebalancing services provided by the Adviser.
Generally, a Fund’s investments in Underlying ETFs are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in Underlying ETFs in excess of these limits, subject to certain conditions.
84 More information on strategies and risks

The Underlying ETFs in which the Funds currently may invest are listed below. This list may change from time to time at the discretion of the Adviser without notice or shareholder approval. A Fund will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.
Domestic Equity
iShares® Core S&P Total U.S. Stock Market ETF
Fidelity® Low Volatility Factor ETF
Domestic Large Cap Equity
iShares® MSCI USA Min Vol Factor ETF
Invesco S&P 500® High Dividend Low Volatility ETF
Invesco S&P 500® Low Volatility ETF
SPDR® SSGA US Large Cap Low Volatility Index ETF
iShares® Core S&P 500 ETF
Domestic Mid Cap Equity
iShares® Core S&P MidCap ETF
Invesco S&P MidCap Low Volatility ETF
Domestic Small Cap Equity
iShares® Core S&P Small-Cap ETF
iShares® MSCI USA Small-Cap Min Vol Factor ETF
Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco S&P SmallCap Low Volatility ETF
SPDR® SSGA US Small Cap Low Volatility Index ETF
Vanguard Small-Cap ETF
Bond Market
iShares® Core Total USD Bond Market ETF
Vanguard Total Bond Market ETF
High Yield Bond
iShares® iBoxx® $ High Yield Corporate Bond ETF
iShares® Broad USD High Yield Corporate Bond ETF
SPDR® Bloomberg High Yield Bond ETF
Emerging Markets Equity
iShares® Core MSCI Emerging Markets ETF
iShares® MSCI Emerging Markets Min Vol Factor ETF
Invesco S&P Emerging Markets Low Volatility ETF
Vanguard FTSE Emerging Markets ETF
Global Equity
iShares® MSCI Global Min Vol Factor ETF
iShares® MSCI ACWI ETF
International Developed Equity
iShares® Core MSCI EAFE ETF
iShares® MSCI EAFE Min Vol Factor ETF
Invesco S&P International Developed Low Volatility ETF
Vanguard FTSE Developed Markets ETF
US Investment Grade Bond
iShares® Core U.S. Aggregate Bond ETF
iShares® Intermediate Government/Credit Bond ETF
Vanguard Short-Term Bond ETF
International Bond
iShares® Core International Aggregate Bond ETF
Vanguard Total International Bond ETF
Inflation Protected Securities
iShares® TIPS Bond ETF
Vanguard Short-Term Inflation-Protected Securities ETF
Additional Information about the Investment Strategies
The following provides additional information regarding the principal investment strategies discussed in the “About the Funds — Investments, Risks, and Performance — Principal Investment Strategy” section for each Fund, and information regarding additional investment strategies that a Fund may employ. The Funds also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Funds' Statement of Additional Information (“SAI”).
Cash and Short-Term Investments —  Each Fund may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying ETF) as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.
Each Fund also may invest its uninvested cash in high quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds. To the extent a Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.
Generally, these securities offer less potential for gains than other types of securities.
Portfolio Turnover —  The Funds do not restrict the frequency of trading to limit expenses. While the Funds are not expected to have high portfolio turnover, a Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its portfolio securities once during the course of a given fiscal year. Sales of securities through frequent trading may result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely affect a Fund’s after-tax returns and its performance.
More information on strategies and risks 85

Securities Lending —  Each Fund may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons so long as such loans do not represent more than 33-1/3% of the Fund’s total assets (including any collateral received from the loans). Loans of portfolio securities permit a Fund to earn additional income on its portfolio securities. All loans of portfolio securities by a Fund will be made pursuant to agreements that require the loans to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal at all times to the current market value of the securities loaned. The value of the securities on loan may change each business day. A Fund with securities on loan generally will be entitled to obtain additional collateral from, or return excess collateral to, a borrower by the end of the next business day following a change in the value of the securities on loan. A Fund may reinvest cash collateral received in connection with a securities loan in short-term, highly liquid investments, such as money market funds and repurchase agreements, to earn additional returns.
Temporary Defensive Investments —  For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Fund may invest, without limit, in cash, money market instruments or high quality, short-term debt securities, including repurchase agreements. To the extent a Fund is invested in these instruments, the Fund may not be pursuing its investment objective or executing its principal investment strategies. In addition, each Fund may deviate from its asset allocation targets for defensive purposes.
U.S. Government Securities —  A Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government or its agencies or instrumentalities. U.S. government securities include mortgage- and asset-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.
Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund's shares may be affected by the Fund's investment objective(s), principal investment strategies and particular risk factors. Each Fund follows a similar investment strategy; however, a Fund’s allocation among Underlying ETFs will vary depending on its retirement year, and therefore its exposure to risk will vary. Consequently, each Fund may be subject to different risks. Some of the risks of investing in the Funds are discussed below, including the principal risks of the Funds as discussed in “About the Funds — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Fund's investment results. There is no assurance that a Fund will achieve its investment objective(s) or that it will not lose value.
To the extent a Fund invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, foreign securities, or alternative investments), the performance of the Fund will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. An Underlying ETF may be subject to certain additional risks as discussed in its prospectus. More information about the Underlying ETFs is available in their respective prospectuses. Because the Funds invest in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments.
In each of the risk categories below, risks are described in alphabetical order and not in order of perceived importance or potential exposure. In this section, the term “Fund” may include a Fund, an Underlying ETF, or both.
General Risks
Each of the Funds and the Underlying ETFs may be subject to certain general investment risks, as discussed below.
Asset Allocation Risk —  The investment performance of an allocation Fund depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Fund to lose value, may not produce the desired results, or may cause a Fund’s results to lag relevant benchmarks or other funds with similar investment objectives. For example, weighting equity securities too heavily during a period of stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return. In addition, the allocation and investment decisions made may not be timely relative to market, economic or other developments. Moreover, if a Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund will have less flexibility in its investment strategy than funds that are not subject to such limitations.
86 More information on strategies and risks

Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. In addition, a Fund may maintain cash and cash equivalent positions as part of the Fund's strategy in order to take advantage of investment opportunities as they arise, to manage the Fund's market exposure and for other portfolio management purposes. As such, a Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Fund's performance due to missed investment opportunities and may also subject a Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to honor its obligations, and increased costs, such as any fees imposed for large cash balances.
Concentration Risk —  If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Counterparty Risk —  A Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.
Cybersecurity and Operational Risk —  A Fund and its service providers, and shareholders’ ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information, including by a Fund or its service providers). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Technology is continuously changing, and new ways to carry out cyber attacks are always developing. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, the inability to process Fund transactions or calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, seeks to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Fund service providers to identify all of the cybersecurity or other operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Among other situations, disruptions (for example, pandemics or health crises) or other developments that cause prolonged periods of remote work or significant employee absences at a Fund’s service providers could impact the ability to conduct the Fund’s operations. A Fund may incur substantial costs to prevent or address cybersecurity incidents.
Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in the securities of such issuers to lose value.
Derivatives Risk —  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Fund's investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund's returns and increase the volatility of the Fund's net asset value. Examples of derivative instruments include, among others, forward contracts, futures contracts, options contracts, options on futures contracts, and swaps. The following provides a more general discussion of important risk factors (e.g., counterparty and credit risk, leveraging risk, liquidity risk, management risk, market and interest rate risk, valuation risk, and other risks) relating to all derivative instruments that a Fund may use. Particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.
More information on strategies and risks 87

Counterparty and Credit Risk —  A Fund may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Fund has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.
Leveraging Risk —  Derivatives may be leveraged such that a small investment can have a significant impact on a Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Fund could lose more than the amount it invested. A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. Some derivatives can have the potential for unlimited losses, regardless of the size of the initial investment.
Liquidity Risk —  It may be difficult or impossible for a Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Fund to sell or otherwise close out a derivatives position, could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately.
Management Risk —  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Interest Rate Risk —  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on an investment manager’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If an investment manager does not predict correctly the direction of asset prices, interest rates and other economic factors, a Fund’s derivatives positions could lose value. Derivatives may not behave as anticipated by a Fund, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments.
Valuation Risk —  Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index.
Other Risks —  Derivatives also may be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well as legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, or the legality or enforceability of a contract.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful.
88 More information on strategies and risks

When a Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit a Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. Derivatives also may involve fees, commissions, or other costs that may reduce a Fund’s gains or exacerbate its losses from the derivatives.
The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Legislative and regulatory developments may limit the availability of certain derivatives, may reduce the attractiveness or increase the cost of derivatives, and may otherwise adversely impact the performance and value of derivatives. Legislative and regulatory developments also may change the way in which a Fund itself is regulated. Such developments may impact a Fund’s ability to invest, or remain invested, in certain derivatives, adversely affect a Fund’s ability to achieve its investment objective, and adversely affect a Fund’s efficiency in implementing its investment strategies. Complying with new requirements also may increase the cost of a Fund’s investments and the cost of implementing a Fund’s investment program and related operations, which could adversely affect a Fund and its investors.
A discussion of additional risks associated with particular derivative instruments follows:
Forward Contract Risk —  There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).
Futures Contract Risk —  There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions could also be impaired.
Options Contract Risk —  There can be no guarantee that the use of options will increase a Fund's return or income. By writing (selling) a put option, a Fund takes on the risk of a decline in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of the option it sells, but without the corresponding opportunity to benefit from a potential increase in the value of the underlying instrument. When a Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing (selling) a call option, a Fund assumes the risk that it must sell the underlying instrument at a strike price that may be lower than the market price of the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Fund must purchase the underlying instrument to meet its call obligations and the necessary instrument may be unavailable for purchase. Additionally, volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with options. When a Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. A Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium if received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period. If an option a Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
More information on strategies and risks 89

Swaps Risk —  Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Fund is contractually entitled to receive. As a seller of a credit default swap, a Fund effectively adds economic leverage because, in addition to its total net assets, the Fund is subject to investment exposure on the entire notional amount of the contract. See “Leveraging Risk” above. Additionally, holding a position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for certain swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
Index Strategy Risk —  A Fund (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Fund (or portion thereof) typically seeks to outperform a benchmark index. A Fund generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent that the companies represented in the index are concentrated in particular sectors or industries, a Fund will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Fund may not invest in all of the securities in the index. Also, unlike index performance, a Fund’s performance will be reduced by its fees and expenses. Cash flow into and out of a Fund, portfolio transaction costs, changes in the securities that constitute the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error (that is, the divergence, positive or negative, between the performance of a Fund and the relevant index) may cause a Fund’s performance to be less than expected. To the extent a Fund’s investments track the relevant index, the Fund may underperform other funds that invest more broadly. In addition, errors relating to the index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, and market or other disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or disruptions may result in losses for a Fund.
Issuer-Specific Risk —  The value of an individual security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; changes in technology; investigations or other controversies related to the issuer; strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives; fraudulent disclosures; and the historical and prospective earnings of the issuer and the value of its assets. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities. A change in the financial condition of (or other event affecting) a single issuer may affect securities markets as a whole.
Large Transaction Risk —  A significant percentage of a Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders . Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows may be frequent and could negatively affect a Fund’s net asset value and performance, and could cause a Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Fund’s ability to meet shareholder redemption requests or could limit a Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting Fund shares for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Fund’s brokerage or other transaction costs, and large-scale outflows could cause a Fund’s actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. Although large transactions may be more frequent under certain circumstances, a Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Leveraging Risk —  When a Fund leverages its holdings, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Fund that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate
90 More information on strategies and risks

any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that a Fund’s use of any leverage will be successful.
Liquidity Risk —  From time to time, there may be little or no active trading market for a particular investment in which a Fund may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Fund’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Fund’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Fund may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in losses or may be costly to the Fund. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Fund is carrying them. A Fund also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Fund could decrease the liquidity of such an investment, especially during periods of market stress, and contribute to downward pricing pressure. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Fund’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.
The SEC has instituted various requirements for open-end funds, including the Funds, to establish, and the Funds have established, a program to manage liquidity risks. These requirements are intended to reduce liquidity risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the liquidity risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the requirements may increase a Fund’s expenses, may negatively affect a Fund’s yield and return potential, and may not reduce a Fund’s liquidity risk.
Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
Market Risk —  A Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or investor expectations concerning such rates, changes in interest rates or currency rates, recessions, global demand for particular products or resources, lack of liquidity in the markets, or adverse investor sentiment generally. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages or increased production costs and competitive conditions within the sector or industry.
Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or asset classes. Changes in value may be temporary or may last for extended periods. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. A Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there can be no assurance that the investments held by a Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. Additionally, market speculation focused on profiting from fluctuations in the value of one or more securities or asset classes over a short period of time may result in large-scale
More information on strategies and risks 91

and sudden purchases and sales of those securities or asset classes, which can significantly affect the value of those securities and asset classes as well as the market more broadly in unexpected ways, and cause significant share price volatility and losses for a Fund.
Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region or events affecting a single or small number of issuers will adversely impact issuers in a different country or region. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental, natural or man-made disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, supply chair disruptions, widespread and prolonged power outages, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. As a result, the value and liquidity of a Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. Securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Moreover, systemic market dislocations of the kind that occurred during the global financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.
Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Changes in government or central bank policies, changes to regulations involving the securities markets, and political, diplomatic and other events within the United States and abroad may affect investor and consumer confidence and may increase uncertainty in or impair the operation of the U.S. or other securities markets, perhaps suddenly and to a significant degree.
In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market-participants, may include significant risks to global financial markets.
Portfolio Management Risk —  A Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Fund. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected for long periods of time or may never be detected, which could adversely affect decision making for a Fund, as well as a Fund’s operations or performance, and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk-reducing actions. There can be no assurance that the use of these technologies will result in effective investment decisions for a Fund or enable a Fund to achieve its investment objective. Furthermore, artificial intelligence technologies are evolving and may be under development or implemented (or may already have been deployed) for certain processes, including portfolio management, data monitoring and analysis, security selection, trading, and portfolio risk management. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Portfolio Turnover Risk —  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Fund, which may result in higher fund expenses and lower total return, and may generate a greater
92 More information on strategies and risks

amount of capital gain distributions to Fund shareholders than if the Fund had low portfolio turnover. A Fund that adopts new investment objectives or policies or portfolio management strategies and/or undergoes a reorganization with another Fund may experience substantially increased portfolio turnover due to the differences between the Fund's previous and current investment objectives and policies and portfolio management strategies.
Recent Market Conditions Risk —  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Due to concerns regarding recent high inflation in many sectors of the U.S. and global economies, the U.S. Federal Reserve (“Fed”) and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation, and they may continue to do so. It is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach in the future. Fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation. Changes in government or central bank policies could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.
The Fed’s or foreign central banks’ actions may result in an economic slowdown in the United States and abroad. There are concerns that monetary policy may provide less support should economic growth slow. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. In addition, widespread loan defaults in the commercial real estate sector could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there has been a significant increase in the amount of debt due to the economic effects of the coronavirus disease (COVID-19) pandemic and ensuing economic relief and public health measures. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the value of markets, sectors and companies in which a Fund invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, a U.S. government shutdown (or the threat of such a shutdown), and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Tensions, war, or other open conflicts between nations, such as between Russia and Ukraine, in the Middle East, and in eastern Asia, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities or military actions and the repercussions of such actions are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. The resulting adverse market conditions could be prolonged. These and any related events could significantly impact
More information on strategies and risks 93

a Fund’s performance and the value of an investment in a Fund, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Fund. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the COVID-19 pandemic caused significant volatility and severe losses in global financial markets. The COVID-19 pandemic and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, higher default rates, widespread business closures and layoffs, travel restrictions and border closings, extended quarantines and stay-at-home orders, event and service cancellations, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. The continued impact of COVID-19 is uncertain. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
Slowing global economic growth, the rise in protectionist trade policies, and changes to some major international trade agreements (including, for example, the trade agreement between the United Kingdom and the European Union) could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If relations between the United States and China do not improve or continue to deteriorate, or if China were to attempt unification of Taiwan by coercion or force, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s investments may go down.
Advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a Fund. As artificial intelligence is used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could impact the overall performance of a Fund.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which a Fund invests, and on the overall performance of a Fund.
Redemption Risk —  A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund's overall liquidity, or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Fund's performance and increase transaction costs.
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
94 More information on strategies and risks

Regulatory Risk —  Each Fund is subject to extensive laws and regulations that govern its operations. Each Fund is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. Extensive regulation or a change in existing laws or regulations may have unpredictable and unintended effects and may materially impact a Fund, a security, business, sector or market. For example, extensive regulation or a change in existing laws or regulations made by the government or a regulatory body may limit or preclude a Fund’s ability to achieve its investment objective, impact a Fund’s investment policies or strategies, adversely affect a Fund’s efficiency in implementing its investment strategies, and/or reduce the attractiveness or increase the cost of an investment, which may, in turn, adversely affect a Fund’s performance. A Fund also may incur additional costs, which may be substantial, to comply with new requirements as well as to monitor for compliance with new requirements going forward. A Fund also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. Changes in laws or regulations also may impair the operation of the U.S. or other securities markets.
Repurchase Agreements Risk —  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.
Risk Management —  The Adviser undertakes certain analyses with the intention of identifying particular types of risks and reducing a Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with a Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Risks Related to Investments in Underlying ETFs —  A Fund that invests in Underlying ETFs (i.e., operates under a “fund of funds” arrangement) will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Fund’s direct fees and expenses. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Fund’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Fund’s performance. In addition, the Fund’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their respective investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. A Fund does not control the investments of the Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. The Underlying ETFs may change their investment objectives or policies without the approval of a Fund. If that were to occur, the Fund might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Fund.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result
More information on strategies and risks 95

in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Fund’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an ETF could be adversely impacted.
In addition, regulations relating to “fund of funds” arrangements may impact a Fund’s or an Underlying ETF’s ability to achieve its investment objective, impact a Fund’s or an Underlying ETF’s investment policies or strategies, adversely affect a Fund’s or an Underlying ETF’s efficiency in implementing its investment strategies, increase operating costs, and/or adversely affect a Fund’s or an Underlying ETF’s performance.
Sector Risk —  To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. An individual sector, industry, or sub-sector of the market may be affected by a change in financial condition or other event affecting a single issuer. A Fund’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Securities Lending Risk —  Securities lending exposes a Fund to counterparty risk, market risk on the loaned securities, and reinvestment risk on the cash collateral. A Fund may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons in order to earn additional income on those securities. Generally, any such loan of portfolio securities will be contractually required to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal to the value of the securities loaned. A Fund may reinvest cash collateral in short-term, highly liquid investments, such as money market funds and repurchase agreements (including for purchases of securities that may be loaned). A Fund could lose money on its investment of cash collateral if the assets in which cash collateral is reinvested do not perform as well as the original loaned securities. Because cash collateral received by a Fund in securities lending transactions may be invested in money market funds, the investment return on cash collateral so invested by a Fund may be affected by investment advisory fees, administrative fees, service fees and other fees that are indirectly borne by the Fund, which would be in addition to the fees the Fund pays its service providers. Securities lending is a form of leverage, which may magnify both gains and losses. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which may result in a loss to a Fund. Securities loans are subject to termination by a Fund as lender or by the borrower at any time. If a Fund terminates a securities loan, it will forego any income on the loan after the termination. In addition, securities on loan may not be voted by a Fund, and there is a risk that a Fund may not be able to recall loaned securities in sufficient time to vote on material proxy matters. In addition, a Fund typically pays lending fees to the party that serves as the securities lending agent for the Fund and arranges loans under the securities lending program.
Short Position Risk —  A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where a Fund is unable, for whatever reason, to close out its short position, because the Fund may be required to buy the security sold short at a time when the security has appreciated
96 More information on strategies and risks

in value, and there is potentially no limit to the amount of such appreciation. Volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with short sales. In addition, by investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market or other factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. When a Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.
Target Date Risk —  A Fund does not provide guaranteed income or payouts to an investor at or after the target year. An investment in a Fund may decline in value and will not ensure that an investor will have assets sufficient to cover retirement expenses or that an investor will have enough saved to be able to retire in, or within a few years of, the target year identified in the Fund’s name. The adequacy of an investor’s account at and after the target year will depend on a variety of factors, including the amount of money invested in a Fund, the length of time the investment was held, and the Fund’s returns over time.
Valuation Risk —  The price at which a Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before a Fund determines its net asset value. A Fund uses pricing services to provide values for certain securities, and there is no assurance that a Fund will be able to sell an investment at the price provided by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if a Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Volatility Risk —  The Underlying ETFs selected by the Adviser to pursue volatility management strategies may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that a Fund may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. In addition, the use of volatility management techniques may limit an Underlying ETF’s and, in turn, a Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Risks of Equity Investments
Each Fund may invest a varying portion of its assets in Underlying ETFs that emphasize investments in equity securities. Therefore, as an investor in a Fund, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Funds with later retirement dates, such as the 1290 Retirement 2050 Fund and 1290 Retirement 2055 Fund, will be subject to the risks of investing in equity securities to a greater extent than those Funds with earlier retirement dates. The risks of investing in equity securities include:
Convertible Securities Risk —  A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss
More information on strategies and risks 97

than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investments by a Fund in convertible debt securities may not be subject to any ratings restrictions, but a Fund’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Fund should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
Dividend Risk —  Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Fund invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. A sharp rise in interest rates, an economic downturn, or other market or company-specific developments, could result in a company’s decision to decrease or eliminate a dividend. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
Equity Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. Equity securities generally have greater price volatility than fixed-income securities. A Fund may experience a significant or complete loss on its investment in an equity security. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.
Focused Fund Risk —  A Fund that employs a strategy of investing in the securities of a limited number of companies, including a Fund that is classified as “non-diversified,” may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Fund’s net asset value. A Fund using such a focused or concentrated investment strategy may experience greater performance volatility than a Fund that is more broadly invested.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.
Mid-Cap, Small-Cap and Micro-Cap Company Risk —  A Fund’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.
98 More information on strategies and risks

Unseasoned Companies Risk —  Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.
Risks of Fixed Income Investments
Each Fund may invest a varying portion of its assets in Underlying ETFs that invest primarily in debt securities. Therefore, as an investor in a Fund, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds. In general, the performance of the Funds with earlier retirement dates, such as the 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund and 1290 Retirement 2030 Fund, will be subject to the risks of investing in fixed income securities to a greater extent than those Funds with later retirement dates. The risks of investing in fixed income securities include:
Banking Industry Sector Risk —  To the extent a Fund invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory or other developments relating to the banking industry may affect its investment. The value of a Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. In addition, widespread loan defaults in the commercial real estate sector could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail.
Credit Risk —  A Fund is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest and/or principal payments or otherwise honor its obligations, or defaults completely, which may cause the Fund’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of a security’s credit rating may decrease its value. Lower credit quality (or changes in the market’s perception of an issuer’s creditworthiness) also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. A Fund may experience a significant or complete loss on a fixed income security or a transaction. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if the issuer or counterparty faces challenges rolling or refinancing its obligations. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Fund’s investments or investment process.
Inflation-Indexed Bonds Risk —  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-indexed debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Fund may have no income at all from such investments. The principal value of an investment in a Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation-indexed debt securities.
Interest Rate Risk —  Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Fund’s debt securities generally declines. Conversely, when interest rates decline, the value of a Fund’s debt securities generally rises. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if a debt security has a duration of five years and interest rates increase by 1%, the debt security’s price typically would be expected to decline by approximately 5%. Thus, the sensitivity of a Fund’s debt securities to interest rate risk will increase the greater the duration of those securities. Greater sensitivity to changes in interest rates
More information on strategies and risks 99

may increase the volatility of a debt security’s value and may lead to losses. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation rates and/or investor expectations concerning such rates, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial and immediate impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.
Due to concerns regarding recent high inflation in many sectors of the U.S. and global economies, the U.S. Federal Reserve and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation, and they may continue to do so. It is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach in the future. Fixed-income and related markets may continue to experience heightened levels of interest rate volatility.
During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, a Fund may be subject to a greater risk of principal decline from rising interest rates. A significant or rapid rise in interest rates could result in losses, which could be substantial, to a Fund.
Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk by, among other things, reducing or eliminating interest income and causing declines in the value of investments in income producing or debt securities. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.
Investment Grade Securities Risk —  Debt securities generally are rated by national bond ratings agencies. A Fund considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but may have more risk than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.
LIBOR Risk —  Prior to June 30, 2023, many debt securities, derivatives and other financial instruments utilized the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations; however, LIBOR settings for all maturities and currencies ceased to be published on a representative basis after June 30, 2023.
The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. Bank working groups and regulators in other countries have suggested other alternatives for their respective markets. However, there are risks associated with using a new reference or benchmark rate with respect to existing or new investments and transactions. The SOFR or other alternative reference or benchmark rate may be an ineffective substitute with respect to an existing or new investment or transaction, resulting in prolonged adverse market conditions for a Fund, which could negatively affect the Fund’s performance and/or net asset value.
SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities. The composition and characteristics of SOFR are not the same as those of LIBOR, and SOFR is fundamentally different from LIBOR. SOFR is a secured rate, while LIBOR is an unsecured rate, and SOFR is an overnight rate, while LIBOR is a forward-looking rate that represents interbank funding over different maturities. As a result, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including as a result of changes in interest and yield rates in the market, market volatility, or global or regional economic, financial, political, regulatory, judicial or other events. In addition, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates, such as LIBOR. The return on and value of investments that are linked to SOFR may fluctuate more than the return on and value of investments that are linked to less volatile rates.
Various financial industry groups have planned for and have implemented the transition from LIBOR to SOFR or another new reference or benchmark rate, but, in certain instances, the transition process may have resulted in, or may result in, increased volatility and illiquidity in markets that relied on LIBOR to determine interest rates. It may also have caused, or lead to, a reduction in the values of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based instruments, which may adversely affect a Fund’s performance or net asset value.
Money Market Risk —  Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in
100 More information on strategies and risks

the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. In the event that any money market fund that seeks to maintain a stable $1.00 net asset value fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain money market funds have in the past failed to maintain stable $1.00 net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent a money market fund from providing a positive yield, and could negatively impact a money market fund’s ability to maintain a stable $1.00 net asset value per share.
Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. Shares sold utilizing a floating net asset value may be worth more or less than their original purchase price. An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and, effective October 2, 2024, generally will be required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.
Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. Changes in these rules may impact a money market fund’s expenses, operations, returns, liquidity and continued viability.
Mortgage-Related and Other Asset-Backed Securities Risk —  Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.
If a Fund purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages, and the liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time.
Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore,
More information on strategies and risks 101

mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.
Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.
Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks.
Non-Investment Grade Securities Risk —  Bonds rated below BBB by S&P or Fitch, or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative.
Prepayment Risk and Extension Risk —  Prepayment risk is the risk that the issuer of a security held by a Fund may pay off principal more quickly than originally anticipated, and the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Fund may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Fund may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.
U.S. Government Securities Risk —  Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Securities issued by the U.S. Treasury or other agencies and instrumentalities of the U.S. government may decline in value as a result of, among other things, changes in interest rates, political events in the United States, international developments, including strained relations with foreign countries, and changes in the credit rating of, or investor perceptions regarding the creditworthiness of, the U.S. government. Rating services have in the past lowered their long-term sovereign credit rating on the United States. Furthermore, not all securities issued by the
102 More information on strategies and risks

U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Securities not backed by the full faith and credit of the U.S. Treasury involve greater credit risk than investments in other types of U.S. government securities. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Variable and Floating Rate Securities Risk —  The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Fund’s value to the extent that it invests in variable rate securities.
Zero Coupon and Pay-in-Kind Securities Risk —  Zero coupon and pay-in-kind securities are debt securities that do not make periodic cash interest payments. Zero coupon securities are issued at a significant discount from their face value. Zero coupon and pay-in-kind securities tend to be subject to greater fluctuations in market value in response to changing interest rates than securities of comparable maturities that pay interest periodically and in cash. Pay-in-kind securities generally carry higher interest rates compared to debt securities that make cash payments of interest to reflect the increased risks associated with the deferral of interest payments. Pay-in-kind securities also generally involve greater credit risk than coupon bonds because a Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a pay-in-kind security, the issuer could still default when the collection date occurs at the maturity of or payment date for the security. If the issuer of a pay-in-kind security defaults, a Fund may lose its entire investment. Pay-in-kind securities also may be difficult to value accurately because they involve ongoing judgments about the collectability of the deferred payments and the value of any associated collateral.
In addition, current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind securities to accrue income with respect to these securities on a current basis, even though it does not receive that income currently in cash. To maintain its qualification as a regulated investment company under the Internal Revenue Code and avoid federal tax liability at the entity (Fund) level, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Risks of Foreign Securities Investments
Each Fund may invest a varying portion of its assets in Underlying ETFs that invest primarily in foreign securities. Therefore, as an investor in a Fund, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities. The risks of investing in foreign securities include:
Foreign Securities Risk —  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other protectionist trade policies (including those of the United States), governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage
More information on strategies and risks 103

and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk —  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. To the extent a Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated. Currency rates may fluctuate significantly over short periods of time and can be affected unpredictably by a number of factors, including changes in interest rates; intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities; investor perception of a country’s economy; or the imposition of currency controls or other political developments in the United States or abroad. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk —  Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) involve many of the same risks associated with investing directly in foreign securities, including the economic and political risks associated with the underlying issuer’s country. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. In some cases, if a Fund, as the holder of a depositary receipt, is compelled to convert the depositary receipt into the underlying foreign security but is unable successfully to complete the conversion, the depositary receipt could be rendered worthless and the Fund could lose its entire investment.
Emerging Markets Risk —  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks and uncertainties involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political, economic or social structures or intervene in or manipulate financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging market country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, and investment returns. The U.S. government also may impose restrictions on the ability of U.S. investors to hold and/or acquire securities of certain companies in emerging market countries, which may adversely impact a Fund.
In addition, companies in emerging market countries may be newly organized, smaller and less seasoned, and the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Emerging market countries often have less uniformity in (or may lack) regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers; less reliable clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; and less reliable registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions,
104 More information on strategies and risks

transfer taxes, and higher custodial costs. A Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.
European Economic Risk —  The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit”. Any further withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant regional and global market disruption, introduce new legal and regulatory uncertainties, and result in increased volatility and illiquidity and potentially lower economic growth, all of which may negatively impact a Fund’s investments and cause it to lose money. Further, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups. European governments may be subject to change and European countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Geographic Focus Risk —  To the extent that a Fund invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, the Fund assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.
International Fair Value Pricing Risk —  An Underlying ETF that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying ETF's net asset value is determined. If such arbitrage attempts are successful, the Underlying ETF's net asset value might be diluted. An Underlying ETF's use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced using more subjective methods, known as fair value pricing. As such, it is possible that fair value may differ materially
More information on strategies and risks 105

from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit an Underlying ETF's ability to implement its investment strategy (e.g., reduce the volatility of the Underlying ETF's share price) or achieve its investment objective.
Regulatory Risk —  Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.
Settlement Risk —  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.
Trade Suspensions Risk —  Securities of issuers traded on foreign exchanges may be suspended, including by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions may be compromised and the Fund could incur significant losses. Trade suspensions, or other restrictions on trading, and market closures could lead to affected securities being valued at zero.
Benchmarks
The performance of each Fund, as shown in the section “About the Funds”, is compared to that of a broad-based securities market index. Each Fund’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses.
A Fund’s investment performance will change over time with the value of its underlying investments, and recent performance may differ significantly from performance for the time periods shown in this Prospectus.
Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks are included because they may help you to understand the universe of securities from which a Fund is likely to select its holdings.
The Standard & Poor’s Target Date Index Series (each, an “S&P Target Date Index”) comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
106 More information on strategies and risks

Information Regarding the Underlying ETFs
The following is additional information regarding the Underlying ETFs in which the Funds currently may invest, including investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF's Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information. The Adviser may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval. The Adviser's selection of Underlying ETFs may have a positive or negative impact on its revenues and/or profits.
ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Domestic Equity
iShares® Core S&P Total U.S. Stock Market ETF	Seeks to track the investment results of a broad-based index composed of U.S. equities.
The Fund employs an indexing
investment approach designed to
track the performance of the S&P
Total Market Index™ (TMI) (the
“Index”) by generally investing at
least 80% of its assets in the
component securities of the Index
and in depositary receipts
representing securities of the
Index. The Fund may invest the
remainder of its assets in certain
futures, options and swap
contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Cybersecurity Risk
• Equity Securities Risk
• Index-Related Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Information Technology Sector Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk

Fidelity® Low Volatility Factor ETF	Seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the Fidelity U.S. Low Volatility Factor IndexSM.
Normally investing at least 80% of
assets in securities included in the
Fidelity U.S. Low Volatility Factor
IndexSM, which is designed to
reflect the performance of stocks
of large and mid-capitalization U.S.
companies with lower volatility
than the broader market. Lending
securities to earn income for the
Fund.

• Low Volatility Strategy
• Stock Market Volatility
• Issuer-Specific Changes
• Fluctuation of Net Asset Value and
Share Price
• Correlation to Index
• Passive Management Risk
• Trading Issues
• Mid Cap Investing
• Securities Lending Risk

Domestic Large Cap Equity
iShares® MSCI USA Min Vol Factor ETF	Seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.
The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
USA Minimum Volatility (USD)
Index (the “Index”) by generally
investing at least 80% of its assets
in the component securities of the
Index and in depositary receipts
representing securities of the
Index. The Fund may invest the
remainder of its assets in certain
futures, options and swap
contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes

• Risk of Investing in the United States
• Volatility Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodology Risk
• Concentration Risk
• Cybersecurity Risk
• Healthcare Sector Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Issuer Risk
• Large-Capitalization Companies Risk

More information on strategies and risks 107

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
		will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.	• Management Risk • Market Trading Risk • Operational Risk • Securities Lending Risk • Technology Sector Risk • Tracking Error Risk
Invesco S&P 500® Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index.
The Fund generally will invest at
least 90% of its total assets in the
securities that comprise the S&P
500® Low Volatility Index (the
“Index”), which is designed to
measure the performance of the
100 least volatile constituents of
the S&P 500® Index over the past
12 months as determined by S&P
Dow Jones Indices LLC. The Fund
generally invests in all of the
securities comprising the Index in
proportion to their weightings in
the Index.

• Market Risk
• Index Risk
• Equity Risk
• Industry Concentration Risk
• Consumer Staples Sector Risk
• Issuer-Specific Changes Risk
• Non-Diversification Risk
• Non-Correlation Risk
• Authorized Participant
Concentration Risk
• Market Trading Risk
• Operational Risk
• Shares May Trade at Prices Different
than NAV

Invesco S&P 500® High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index.
The Fund generally will invest at
least 90% of its total assets in
securities that comprise the S&P
500® Low Volatility High Dividend
Index (the “Index”), which is
designed to measure the
performance of the 50 securities in
the S&P 500® Index that
historically have provided high
dividend yields while exhibiting
lower volatility. The Fund generally
invests in all of the securities
comprising the Index in proportion
to their weightings in the Index.

• High Dividend Paying Securities Risk
• Equity Risk
• Industry Concentration Risk
• Non-Correlation Risk
• Market Risk
• Market Trading Risk
• Index Risk
• Issuer-Specific Changes Risk
• Authorized Participant
Concentration Risk
• Non-Diversification Risk
• Operational Risk
• Shares May Trade at Prices Different
than NAV

SPDR® SSGA US Large Cap Low Volatility Index ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.
In seeking to track the
performance of the SSGA US Large
Cap Low Volatility Index (the
“Index”), the Fund employs a
sampling strategy, which means
that the Fund is not required to
purchase all of the securities
represented in the Index. Under
normal market conditions, the
Fund generally invests substantially
all, but at least 80%, of its total
assets in the securities comprising
the Index. In addition, in seeking to
track the Index, the Fund may
invest in equity securities that are
not included in the Index, cash and
cash equivalents or money market
instruments, such as repurchase
agreements and money market
funds (including money market
funds advised by the Fund’s
adviser). Futures contracts (a type
of derivative instrument) may be

• Market Risk
• Equity Investing Risk
• Large-Capitalization Securities Risk
• Low Volatility Risk
• Fluctuation of Net Asset Value, Share
Premiums and Discounts Risk
• Financial Sector Risk
• Futures Contract Risk
• Indexing Strategy/Index Tracking
Risk
• Industrial Sector Risk
• Unconstrained Sector Risk

108 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
iShares® Core S&P 500 ETF	Seeks to track the investment results of an index composed of large-capitalization U.S. equities.
The Fund employs an indexing
investment approach designed to
track the performance of the S&P
500 (the “Index”) by generally
investing at least 80% of its assets
in securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Cybersecurity Risk
• Equity Securities Risk
• Index-Related Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Information Technology Sector Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk

Domestic Mid Cap Equity
Invesco S&P MidCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index.
The Fund generally will invest at
least 90% of its total assets in the
securities that comprise the S&P
MidCap 400® Low Volatility Index
(the “Index”), which is designed to
measure the performance of a
subset of approximately 80
securities in the S&P MidCap 400®
Index that have exhibited the least
volatility, as determined by the S&P
Dow Jones Indices, LLC, over the
past 12 months. The S&P MidCap
400® Index reflects the
mid-capitalization segment of the
U.S. equity market. The Fund
generally invests in all of the
securities comprising the Index in
proportion to their weightings in
the Index.

• Market Risk
• Index Risk
• Mid-Capitalization Company Risk
• Equity Risk
• Industry Concentration Risk
• Issuer-Specific Changes Risk
• Non-Diversification Risk
• Non-Correlation Risk
• Authorized Participant
Concentration Risk
• Market Trading Risk
• Operational Risk
• Shares May Trade at Prices Different
than NAV

iShares® Core S&P Mid-Cap ETF	Seeks to track the investment results of an index composed of mid-capitalization U.S. equities.
The Fund employs an indexing
investment approach designed to
track the performance of the S&P
MidCap 400 (the “Index”) by
generally investing at least 80% of
its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Consumer Discretionary Sector Risk
• Cybersecurity Risk
• Equity Securities Risk
• Index-Related Risk
• Indexing Investment Risk
• Industrials Sector Risk
• Infectious Illness Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk

More information on strategies and risks 109

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
		will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.	• Mid-Capitalization Companies Risk • Operational Risk • Risk of Investing in the United States • Securities Lending Risk • Tracking Error Risk
Domestic Small Cap Equity
iShares® Core S&P Small-Cap ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.
The Fund employs an indexing
investment approach designed to
track the performance of the S&P
SmallCap 600 (the “Index”) by
generally investing at least 80% of
its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Cybersecurity Risk
• Equity Securities Risk
• Financials Sector Risk
• Index-Related Risk
• Indexing Investment Risk
• Industrials Sector Risk
• Infectious Illness Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Small-Capitalization Companies Risk
• Tracking Error Risk

iShares® MSCI USA Small-Cap Min Vol Factor ETF
Seeks to track the
investment results of an
index composed of
small-capitalization U.S.
equities that, in the
aggregate, have lower
volatility characteristics
relative to the
small-capitalization U.S.
equity market.

The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
USA Small Cap Minimum Volatility
(USD) Index (the “Index”) by
generally investing at least 80% of
its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Risk of Investing in the United States
• Small-Capitalization Companies Risk
• Volatility Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodology Risk
• Concentration Risk
• Cybersecurity Risk
• Financials Sector Risk
• Healthcare Sector Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Issuer Risk
• Management Risk
• Market Trading Risk
• Operational Risk
• Securities Lending Risk
• Tracking Error Risk

Invesco S&P SmallCap Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index.
The Fund generally will invest at
least 90% of its total assets in
securities that comprise the S&P
SmallCap 600® Low Volatility Index
(the “Index”), which is designed to
measure the performance of
approximately 120 securities in the
S&P SmallCap 600® Index that
• Market Risk • Index Risk • Small-Capitalization Company Risk • Equity Risk • Industry Concentration Risk • Issuer-Specific Changes Risk • Non-Diversification Risk • Non-Correlation Risk
110 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

have exhibited the lowest volatility
over the past 12 months as
determined by the S&P Dow Jones
Indices LLC. The Index selects
constituents from the S&P
SmallCap 600® Index, which
reflects the small-capitalization
segment of the U.S. equity market.
The Fund generally invests in all of
the securities comprising the Index
in proportion to their weightings in
the Index.
• Authorized Participant Concentration Risk • Market Trading Risk • Operational Risk • Shares May Trade at Prices Different than NAV
SPDR® SSGA US Small Cap Low Volatility Index ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.
In seeking to track the
performance of the SSGA US Small
Cap Low Volatility Index (the
“Index”), the Fund employs a
sampling strategy, which means
that the Fund is not required to
purchase all of the securities
represented in the Index. Under
normal market conditions the Fund
generally invests substantially all,
but at least 80%, of its total assets
in the securities comprising the
Index. In addition, in seeking to
track the Index, the Fund may
invest in equity securities that are
not included in the Index, cash and
cash equivalents or money market
instruments, such as repurchase
agreements and money market
funds (including money market
funds advised by the Fund’s
adviser). Futures contracts (a type
of derivative instrument) may be
used by the Fund in seeking
performance that corresponds to
the Index and in managing cash
flows.

• Market Risk
• Equity Investing Risk
• Small-Capitalization Securities Risk
• Low Volatility Risk
• Fluctuation of Net Asset Value, Share
Premiums and Discounts Risk
• Financial Sector Risk
• Futures Contract Risk
• Indexing Strategy/Index Tracking
Risk
• Industrial Sector Risk
• Liquidity Risk
• Unconstrained Sector Risk
• Valuation Risk

Invesco S&P SmallCap High Dividend Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index.
The Fund generally will invest at
least 90% of its total assets in the
securities that comprise the S&P
SmallCap 600® Low Volatility High
Dividend Index (the “Index”), which
is designed to measure the
performance of the 60 securities in
the S&P SmallCap 600® Index that
historically have provided high
dividend yields while exhibiting
lower volatility. The Index selects
constituents from the S&P
SmallCap 600® Index, which
reflects the small-capitalization
segment of the U.S. equity market.
The Fund generally invests in all of
the securities comprising the Index
in proportion to their weightings in
the Index.

• Market Risk
• Index Risk
• Small-Capitalization Company Risk
• High Dividend Paying Securities Risk
• Equity Risk
• Industry Concentration Risk
• Financials Sector Risk
• Issuer-Specific Changes Risk
• Non-Diversification Risk
• Non-Correlation Risk
• Authorized Participant
Concentration Risk
• Market Trading Risk
• Operational Risk
• Shares May Trade at Prices Different
than NAV

More information on strategies and risks 111

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Small-Cap ETF	Seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.
The Fund employs an indexing
investment approach designed to
track the performance of the CRSP
US SmallCap Index (the “Index”), a
broadly diversified index of stocks
of small U.S. companies. The Fund
attempts to replicate the target
index by investing all, or
substantially all, of its assets in the
stocks that make up the Index,
holding each stock in
approximately the same
proportion as its weighting in the
Index.

• Stock Market Risk
• Index Replicating Risk
• Investment Style Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

International Developed Equity
iShares® MSCI EAFE Min Vol Factor ETF
Seeks to track the
investment results of an
index which is
composed of
developed market
equities that, in the
aggregate, have lower
volatility characteristics
relative to the broader
developed equity
markets, excluding the
U.S. and Canada.

The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
EAFE Minimum Volatility (USD)
Index (the “Index”) by generally
investing at least 80% of its assets
in the component securities of the
Index and in depositary receipts
representing securities of the
Index. The Fund may invest the
remainder of its assets in certain
futures, options and swap
contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Risk of Investing in Developed
Countries
• Volatility Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodology Risk
• Concentration Risk
• Currency Risk
• Cybersecurity Risk
• Financials Sector Risk
• Geographic Risk
• Healthcare Sector Risk
• Indexing Investment Risk
• Industrials Sector Risk
• Infectious Illness Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Management Risk
• Market Trading Risk
• Mid-Capitalization Companies Risk
• National Closed Market Trading Risk
• Non-U.S. Securities Risk
• Operational Risk
• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in Japan
• Securities Lending Risk
• Tracking Error Risk
• Valuation Risk

Invesco S&P International Developed Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low Volatility Index™.
The Fund generally will invest at
least 90% of its total assets in the
securities that comprise the S&P
BMI International Developed Low
Volatility Index™ (the “Index”),
which is designed to measure the
performance of the 200 least
volatile stocks of the S&P
Developed ex-U.S. & South Korea

• Market Risk
• Index Risk
• Foreign Investment Risk
• Equity Risk
• Geographic Concentration Risk
• Asia Pacific Investment Risk
• Industry Concentration Risk
• Mid-Capitalization Company Risk
• Currency Risk

112 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LargeMidCap. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.
• Issuer-Specific Changes Risk
• Non-Diversification Risk
• Valuation Risk
• Valuation Time Risk
• Non-Correlation Risk
• Authorized Participant
Concentration Risk
• Market Trading Risk
• Operational Risk
• Shares May Trade at Prices Different
than NAV

iShares® Core MSCI EAFE ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.
The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
EAFE IMI Index (the “Index”) by
generally investing at least 80% of
its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Risk of Investing in Developed
Countries
• Non-U.S. Securities Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Currency Risk
• Cybersecurity Risk
• Financials Sector Risk
• Geographic Risk
• Indexing Investment Risk
• Industrials Sector Risk
• Infectious Illness Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Trading Risk
• National Closed Market Trading Risk
• Operational Risk
• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in Japan
• Securities Lending Risk
• Tracking Error Risk
• Valuation Risk

Vanguard FTSE Developed Markets ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Canada and the major markets of Europe and the Pacific Region.
The Fund employs an indexing
investment approach designed to
track the performance of the FTSE
Developed All Cap ex US Index
(the “Index”), a
market-capitalization-weighted
index that is made up of
approximately 4,006 common
stocks of large-, mid-, and
small-cap companies located in
Canada and the major markets of
Europe and the Pacific region. The
Fund attempts to replicate the
target index by investing all, or
substantially all, of its assets in the

• Stock Market Risk
• Country/Regional Risk
• Investment Style Risk
• Currency Risk
• Index Replicating Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

More information on strategies and risks 113

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Emerging Markets Equity
iShares® Core MSCI Emerging Markets ETF	Seeks to track the investment results of an index composed of large-, mid- and small- capitalization emerging market equities.
The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
Emerging Markets Investable
Market Index (IMI) (the “Index”) by
generally investing at least 80% of
its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Risk of Investing in Emerging
Markets
• Equity Securities Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Commodity Risk
• Concentration Risk
• Currency Risk
• Custody Risk
• Cybersecurity Risk
• Financials Sector Risk
• Geographic Risk
• Index-Related Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Information Technology Sector Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Risk
• Market Trading Risk
• National Closed Market Trading Risk
• Non-Diversification Risk
• Non-U.S. Securities Risk
• Operational Risk
• Privatization Risk
• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in Russia
• Risk of Investing in Saudi Arabia
• Saudi Arabia Broker Risk
• Securities Lending Risk
• Security Risk
• Technology Sector Risk
• Tracking Error Risk
• Tax Risk
• Valuation Risk

iShares® MSCI Emerging Markets Min Vol Factor ETF	Seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets.
The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
Emerging Markets Minimum
Volatility (USD) Index (the “Index”)
by generally investing at least 80%
of its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options

• Risk of Investing in Emerging
Markets
• Volatility Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodology Risk
• Commodity Risk
• Concentration Risk

114 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Currency Risk
• Custody Risk
• Cybersecurity Risk
• Financials Sector Risk
• Geographic Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Information Technology Sector Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Trading Risk
• Mid-Capitalization Companies Risk
• National Closed Market Trading Risk
• Non-U.S. Securities Risk
• Operational Risk
• Privatization Risk
• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in Russia
• Risk of Investing in Saudi Arabia
• Saudi Arabia Broker Risk
• Securities Lending Risk
• Security Risk
• Tax Risk
• Technology Sector Risk
• Tracking Error Risk
• Valuation Risk

Invesco S&P Emerging Markets Low Volatility ETF	Seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility Index™.
The Fund generally will invest at
least 90% of its total assets in the
securities of companies that
comprise the S&P BMI Emerging
Markets Low Volatility Index™ (the
“Index”), which is designed to
measure the performance of the
200 least volatile stocks (over the
trailing 12 months) included in the
S&P Emerging Plus LargeMidCap.
The Fund generally invests in all of
the securities comprising its Index
in proportion to their weightings in
the Index.

• Market Risk
• Index Risk
• Emerging Markets Investment Risk
• Foreign Investment Risk
• Geographic Concentration Risk
• Taiwan Investment Risk
• Industry Concentration Risk
• Financials Sector Risk
• Equity Risk
• Small- and Mid-Capitalization
Company Risk
• Currency Risk
• Issuer-Specific Changes Risk
• Non-Diversification Risk
• Valuation Risk
• Valuation Time Risk
• Portfolio Turnover Risk
• Non-Correlation Risk
• Authorized Participant
Concentration Risk
• Market Trading Risk
• Operational Risk
• Shares May Trade at Prices Different
than NAV

Vanguard FTSE Emerging Markets ETF	Seeks to track the performance of a benchmark index that	The Fund employs an indexing investment approach designed to track the performance of the FTSE	• Stock Market Risk • Emerging Markets Risk • Country/Regional Risk
More information on strategies and risks 115

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
measures the investment return of stocks issued by companies located in emerging market countries.
Emerging Markets All Cap China A
Inclusion Index (the “Index”), a
market-capitalization-weighted
index that is made up of
approximately 4,459 common
stocks of large-, mid-, and
small-cap companies located in
emerging markets around the
world. The Fund invests by
sampling the Index, meaning that
it holds a broadly diversified
collection of securities that, in the
aggregate, approximates the Index
in terms of key characteristics.
These key characteristics include
industry weightings and market
capitalization, as well as certain
financial measures, such as
price/earnings ratio and dividend
yield.

• Currency Risk
• China A-Shares Risk
• Index Sampling Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

Global Equity
iShares® MSCI Global Min Vol Factor ETF
Seeks to track the
investment results of an
index composed of
developed and
emerging market
equities that, in the
aggregate, have lower
volatility characteristics
relative to the broader
developed and
emerging equity
markets.

The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
ACWI Minimum Volatility (USD)
Index (the “Index”) by generally
investing at least 80% of its assets
in the component securities of the
Index and in depositary receipts
representing securities of the
Index. The Fund may invest the
remainder of its assets in certain
futures, options and swap
contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Risk of Investing in the United States
• Non-U.S. Securities Risk
• Volatility Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodology Risk
• Concentration Risk
• Currency Risk
• Custody Risk
• Cybersecurity Risk
• Geographic Risk
• Healthcare Sector Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Information Technology Sector Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Trading
Risk
• Mid-Capitalization Companies Risk
• National Closed Market Trading Risk
• Operational Risk
• Privatization Risk
• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in Developed
Countries
• Risk of Investing in Emerging
Markets
• Risk of Investing in Russia
• Risk of Investing in Saudi Arabia

116 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
• Saudi Arabia Broker Risk • Securities Lending Risk • Security Risk • Technology Sector Risk • Tracking Error Risk • Valuation Risk
iShares® MSCI ACWI ETF	Seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities.
The Fund employs an indexing
investment approach designed to
track the performance of the MSCI
ACWI Index (the “Index”) by
generally investing at least 80% of
its assets in the component
securities of the Index and in
depositary receipts representing
securities of the Index. The Fund
may invest the remainder of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Risk of Investing in Developed
Countries
• Non-U.S. Securities Risk
• Equity Securities Risk
• Market Risk
• Index-Related Risk
• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Currency Risk
• Cybersecurity Risk
• Financials Sector Risk
• Geographic Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Issuer Risk
• Large-Capitalization Companies Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Trading Risk
• National Closed Market Trading Risk
• Operational Risk
• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in Russia
• Risk of Investing in Saudi Arabia
• Saudi Arabia Broker Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Security Risk
• Technology Sector Risk
• Tracking Error Risk
• Valuation Risk

Bond Market
iShares® Core Total USD Bond Market ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield.
The Fund employs an indexing
investment approach to track the
performance of the Bloomberg
U.S. Universal Index (the “Index”)
by generally investing at least 80%
of its assets in the component
securities of the Index and may
invest up to 10% of its assets in
certain futures, options and swap
contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Call Risk
• Concentration Risk
• Credit Risk
• Cybersecurity Risk
• Extension Risk
• High Portfolio Turnover Risk
• High Yield Securities Risk
• Illiquid Investments Risk
• Income Risk
• Index-Related Risk
• Infectious Illness Risk
• Interest Rate Risk

More information on strategies and risks 117

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
representative sampling indexing strategy to manage the Fund.
• Issuer Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Passive Investment Risk
• Prepayment Risk
• Risk of Investing in Saudi Arabia
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk
• U.S. Agency Mortgage-Backed
Securities Risk
• U.S. Treasury Obligations Risk
• Valuation Risk

Vanguard Total Bond Market ETF	Seeks to track the performance of a broad, market weighted bond index.
The Fund employs an indexing
investment approach designed to
track the performance of the
Bloomberg U.S. Aggregate Float
Adjusted Index (the “Index”). This
Index measures the performance
of a wide spectrum of public,
investment-grade, taxable, fixed
income securities in the United
States — including government,
corporate, and international
dollar-denominated bonds, as well
as mortgage-backed and
asset-backed securities — all with
maturities of more than 1 year. The
Fund invests by sampling the
Index, meaning that it holds a
broadly diversified collection of
securities that, in the aggregate,
approximates the full Index in
terms of key risk factors and other
characteristics. All of the Fund’s
investments will be selected
through the sampling process, and
at least 80% of the Fund’s assets
will be invested in bonds held in
the Index.

• Interest Rate Risk
• Income Risk
• Prepayment Risk
• Extension Risk
• Call Risk
• Credit Risk
• Index Sampling Risk
• Liquidity Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

U.S. Investment Grade Bond
iShares® Core U.S. Aggregate Bond ETF	Seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.
The Fund employs an indexing
investment approach to track the
performance of the Bloomberg
U.S. Aggregate Bond Index (the
“Index”) by generally investing at
least 80% of its assets in the
component securities of the Index
and may invest up to 10% of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Call Risk
• Concentration Risk
• Credit Risk
• Cybersecurity Risk
• Extension Risk
• Geographic Risk
• High Portfolio Turnover Risk
• Income Risk
• Index-Related Risk
• Indexing Investment Risk

118 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund.
• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Large Shareholder and Large-Scale
Redemption Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Prepayment Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk
• U.S. Agency Mortgage-Backed
Securities Risk
• U.S. Treasury Obligations Risk
• Valuation Risk

iShares® Intermediate Government/Credit Bond ETF
Seeks to track the
investment results of an
index composed of U.S.
dollar-denominated
government,
government related and
investment-grade U.S.
corporate bonds with
remaining maturities
between one and ten
years.

The Fund employs an indexing
investment approach to track the
performance of the Bloomberg
U.S. Intermediate
Government/Credit Bond Index
(the “Index”) by generally investing
at least 80% of its assets in the
component securities of the Index
and may invest up to 10% of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Call Risk
• Concentration Risk
• Credit Risk
• Cybersecurity Risk
• Geographic Risk
• Income Risk
• Index-Related Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk
• U.S. Treasury Obligations Risk
• Valuation Risk

Vanguard Short-Term Bond ETF	Seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.
The Fund employs an indexing
investment approach designed to
track the performance of the
Bloomberg U.S. 1-5 Year
Government/Credit Float Adjusted
Index (the “Index”). This Index
includes all medium and larger
issues of U.S. government,
investment-grade corporate, and
investment-grade international
dollar-denominated bonds that
have maturities between 1 and 5
years and are publicly issued. The
Fund invests by sampling the
Index, meaning that it holds a
range of securities that, in the
aggregate, approximates the full
Index in terms of key risk factors
and other characteristics. All of the

• Income Risk
• Interest Rate Risk
• Call Risk
• Credit Risk
• Index Sampling Risk
• Liquidity Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

More information on strategies and risks 119

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index.
High Yield Bond
iShares® iBoxx® $ High Yield Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
The Fund employs an indexing
investment approach to track the
performance of the Markit iBoxx®
USD Liquid High Yield Index (the
“Index”) by generally investing at
least 80% of its assets in the
component securities of the Index
and may invest up to 10% of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Calculation Methodolgy Risk
• Call Risk
• Concentration Risk
• Consumer Services Industry Risk
• Credit Risk
• Cybersecurity Risk
• Geographic Risk
• High Yield Securities Risk
• Income Risk
• Index-Related Risk
• Indexing Investment Risk
• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Privately Issued Securities Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Security Risk
• Tracking Error Risk
• Valuation Risk

iShares® Broad USD High Yield Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
The Fund employs an indexing
investment approach to track the
performance of the ICE BofA US
High Yield Constrained Index (the
“Index”) by generally investing at
least 80% of its assets in the
component securities of the Index
and may invest up to 10% of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Call Risk
• Commodity Risk
• Concentration Risk
• Credit Risk
• Cybersecurity Risk
• Energy Sector Risk
• Geographic Risk
• High Yield Securities Risk
• Illiquid Investments Risk
• Income Risk
• Index-Related Risk
• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Passive Investment Risk
• Privately Issued Securities Risk
• Risk of Investing in the United States

120 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
• Securities Lending Risk • Tracking Error Risk • Valuation Risk
SPDR® Bloomberg High Yield Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.
In seeking to track the
performance of the Bloomberg
High Yield Very Liquid Index (the
“Index”), the Fund employs a
sampling strategy, which means
that the Fund is not required to
purchase all of the securities
represented in the Index. Under
normal market conditions, the
Fund generally invests substantially
all, but at least 80%, of its total
assets in the securities comprising
the Index and in securities that the
adviser determines have economic
characteristics that are substantially
identical to the economic
characteristics of the securities that
comprise the Index. In addition, in
seeking to track the Index, the
Fund may invest in debt securities
that are not included in the Index,
cash and cash equivalents or
money market instruments, such
as repurchase agreements and
money market funds (including
money market funds advised by
the Fund’s adviser). The Fund may
use derivatives, including credit
default swaps and credit default
index swaps, to obtain investment
exposure that the adviser expects
to correlate closely with the Index,
or a portion of the Index, and in
managing cash flows.

• Market Risk
• Debt Securities Risk
• Below Investment-Grade Securities
Risk
• Fluctuation of Net Asset Value, Share
Premiums and Discounts Risk
• Communication Services Sector Risk
• Consumer Cyclical Sector Risk
• Income Risk
• Indexing Strategy/Index Tracking
Risk
• Liquidity Risk
• Restricted Securities Risk
• Swaps Risk
• Valuation Risk

Inflation Protected Securities
iShares® TIPS Bond ETF	Seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds.
The Fund seeks to track the
investment results of the ICE U.S.
Treasury Inflation Linked Bond
Index (the “Index”), which tracks
the performance of
inflation-protected public
obligations of the U.S. Treasury,
commonly known as “TIPS”, that
have a remaining maturity of more
than one year. TIPS are securities
issued by the U.S. Treasury that are
designed to provide inflation
protection to investors. The Fund
will invest at least 80% of its assets
in the component securities of the
Index, and at least 90% of its assets
in U.S. Treasury securities that the
Fund’s adviser believes will help the
Fund track the Index. The Fund will
invest no more than 10% of its

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Concentration Risk
• Cybersecurity Risk
• Income Risk
• Index-Related Risk
• Infectious Illness Risk
• Interest Rate Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Operational Risk
• Passive Investment Risk
• Risk of Investing in the United States
• Securities Lending Risk
• Tracking Error Risk
• U.S. Treasury Obligations Risk

More information on strategies and risks 121

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

assets in futures, options and
swaps contracts that the Fund’s
adviser believes will help the Fund
track the Index. The Fund’s adviser
uses a representative sampling
indexing strategy to manage the
Fund.

Vanguard Short-Term Inflation-Protected Securities ETF	Seeks to track the performance of a benchmark index that measures the investment return of inflation-protected public obligations of the U.S. Treasury with remaining maturities of less than 5 years.
The Fund employs an indexing
investment approach designed to
track the performance of the
Bloomberg U.S. Treasury
Inflation-Protected Securities (TIPS)
0-5 Year Index (the “Index”). The
Index is a
market-capitalization-weighted
index that includes all
inflation-protected public
obligations issued by the U.S.
Treasury with remaining maturities
of less than 5 years. The Fund
attempts to replicate the target
index by investing all, or
substantially all, of its assets in the
securities that make up the Index,
holding each security in
approximately the same
proportion as its weighting in the
Index.

• Income Fluctuations
• Real Interest Rate Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

International Bond
iShares® Core International Aggregate Bond ETF
Seeks to track the
investment results of an
index composed of
global non-U.S.
dollar-denominated
investment-grade
bonds that mitigates
exposure to fluctuations
between the value of
the component
currencies and the U.S.
dollar.

The Fund employs an indexing
investment approach to track the
performance of the Bloomberg
Global Aggregate ex USD 10%
Issuer Capped (Hedged) Index (the
“Index”) by generally investing at
least 80% of its assets in the
component securities of the Index
and may invest up to 10% of its
assets in certain futures, options
and swap contracts, cash and cash
equivalents, as well as in securities
not included in the Index, but
which the Fund’s adviser believes
will help the Fund track the Index.
The Fund’s adviser uses a
representative sampling indexing
strategy to manage the Fund.

• Asset Class Risk
• Authorized Participant
Concentration Risk
• Call Risk
• Commodity Regulatory Risk
• Commodity Risk
• Concentration Risk
• Credit Risk
• Currency Hedging Risk
• Currency Risk
• Custody Risk
• Cybersecurity Risk
• Derivatives Risk
• Extension Risk
• Geographic Risk
• Illiquid Investments Risk
• Income Risk
• Index-Related Risk
• Infectious Illness Risk
• Interest Rate Risk
• Issuer Risk
• Management Risk
• Market Risk
• Market Trading Risk
• Non-Diversification Risk
• Non-U.S. Issuers Risk
• Operational Risk
• Passive Investment Risk
• Privatization Risk

122 More information on strategies and risks

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks

• Reliance on Trading Partners Risk
• Risk of Investing in China
• Risk of Investing in the China Bond
Market
• Risk of Investing in Developed
Countries
• Risk of Investing in Emerging
Markets
• Risk of Investing in Russia
• Risk of Investing in Saudi Arabia
• Sovereign and Quasi-Sovereign
Obligations Risk
• Tax Risk
• Tracking Error Risk
• Valuation Risk

Vanguard Total International Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of non-U.S.-dollar denominated investment-grade bonds.
The Fund employs an indexing
investment approach designed to
track the performance of the
Bloomberg Global Aggregate
ex-USD Float Adjusted RIC Capped
Index (USD Hedged) (the “Index”).
The Index provides a broad-based
measure of the global,
investment-grade, fixed-rate debt
markets. The Index is market-value
weighted and capped to comply
with investment company
diversification standards of the
Internal Revenue Code, which state
that, at the close of each fiscal
quarter, a fund’s (1) exposure to
any particular bond issuer may not
exceed 25% of the fund’s assets,
and (2) aggregate exposure to
issuers that individually constitute
5% of more of the fund may not
exceed 50% of the fund’s assets.
The Fund invests by sampling the
Index, meaning that it holds a
range of securities that, in the
aggregate, approximates the full
Index in terms of key risk factors
and other characteristics. All of the
Fund’s investments will be selected
through the sampling process and,
under normal circumstances, at
least 80% of the Fund’s assets will
be invested in bonds included in
the Index.

• Country/Regional Risk
• Interest Rate Risk
• Income Risk
• Non-diversification Risk
• Credit Risk
• Call Risk
• Index Sampling Risk
• Currency Risk and Currency Hedging
Risk
• Derivatives Risk
• Risk that the market price of the
Fund's ETF shares and the net asset
value of those shares will differ
significantly
• Risk that an active trading market for
the Fund's ETF shares may not be
maintained
• Risk that trading in the Fund's ETF
shares may be halted

More information on strategies and risks 123

4. Management of the Funds
This section gives you information on 1290 Funds and the Adviser for the Funds.
1290 Funds
1290 Funds is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. 1290 Funds’ Board of Trustees is responsible for the overall management of 1290 Funds and the Funds. 1290 Funds issues shares of beneficial interest that are currently divided among sixteen (16) funds. This Prospectus describes the eight (8) 1290 Retirement Funds, each of which has authorized Class A, Class I, Class R and Class T shares. Each Fund currently offers only Class I shares. All share classes are currently not offered for sale in all states. Each Fund has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.
The 1290 Funds’ Board of Trustees oversees generally the operations of the Funds. 1290 Funds enters into contractual arrangements with various parties, including among others, the Adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the 1290 Funds or a Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
The Adviser
Equitable Investment Management, LLC is located at 1345 Avenue of the Americas, New York, New York 10105, and is the investment adviser to each Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser currently claims an exclusion (under Commodity Futures Trading Commission Rule 4.5) from registration as a commodity pool operator with respect to each Fund. The Adviser is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The Adviser has been registered with the SEC as an investment adviser since August 2022. The Adviser began serving as the investment adviser to each Fund on January 1, 2023. Prior to January 1, 2023, EIM, an affiliate of the Adviser, served as the investment adviser to each Fund. As of December 31, 2023, the Adviser and EIM had approximately $116.5 billion in total assets under management. EIM is a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”), which is an indirect, wholly-owned subsidiary of Equitable Holdings. EIM serves as the investment adviser to mutual funds and other pooled investment vehicles. 1290 Funds is part of a fund complex that includes EQ Advisors Trust, for which EIM serves as the investment adviser.
The Adviser has a variety of responsibilities for the general management and administration of 1290 Funds and the day-to-day management of the Funds. In addition to its managerial responsibilities, the Adviser also is responsible for determining the asset allocations for the Funds and ensuring that the asset allocations are consistent with the guidelines that have been approved by the 1290 Funds’ Board of Trustees. The Adviser establishes the asset mix of each Fund and selects the specific Underlying ETFs in which to invest using its proprietary investment process, based on a variety of factors that include fundamental research regarding the investment characteristics of each asset class and the Underlying ETFs, as well as its outlook for the economy and financial markets. The Adviser also will rebalance each Fund’s holdings through its selection of Underlying ETFs as deemed necessary to bring the asset allocation of a Fund back into alignment with its asset allocation target. As noted above, the Adviser has the authority to select and substitute Underlying ETFs.
The Adviser plays an active role in monitoring each Fund and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria.
The Adviser obtains detailed, comprehensive information concerning Fund performance and operations that is used to supervise and monitor Fund operations. The Adviser has a team responsible for conducting ongoing investment reviews and for developing the criteria by which Fund performance is measured. The past performance of a Fund is not an indication of future performance.
The Adviser manages the Funds. The following investment personnel of the Adviser are primarily responsible for the selection of the investments in Underlying ETFs for the Funds:
124 Management of the Funds

Kenneth T. Kozlowski, CFP®, ChFC, CLU  has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2022, as Executive Vice President and Chief Investment Officer of EIM since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.
Alwi Chan, CFA®  has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since December 2022, and as Senior Vice President and Deputy Chief Investment Officer of EIM since June 2012. He has been an employee of Equitable Financial since 1999.
Xavier Poutas, CFA®  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2011 and as a Vice President of EIM since June 2016. He has been an employee of Equitable Financial since August 2002.
Miao Hu, CFA®  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2016 and as a Vice President of EIM since June 2016. She has served as a Director of Portfolio Analytics since December 2014. She has been an employee of Equitable Financial since November 2013.
Kevin McCarthy  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since June 2022, and as an Assistant Portfolio Manager of EIM since December 2018 and as a Vice President of EIM since July 2022. He has been an employee of Equitable Financial since August 2015.
Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Funds is available in the Trust’s SAI.
The Adviser provides day-to-day management of the Funds. The Adviser has the ability to hire investment sub-advisers (“Sub-Advisers”) to provide research, stock selection, and trading services for the Funds, although the Funds do not currently have Sub-Advisers. The Adviser has been granted relief by the SEC to hire, terminate and replace Sub-Advisers to the Funds and to amend sub-advisory agreements without obtaining shareholder approval, subject to the approval of the Trust’s Board. In addition, the Adviser has the ability to allocate a Fund’s assets to additional Sub-Advisers, subject to the approval of the Trust’s Board. The Adviser also has discretion to allocate a Fund’s assets among its current Sub-Advisers, if any. If a Sub-Adviser is retained for a Fund, the shareholders of the Fund would receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement on behalf of a Fund with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by a Fund to the Adviser; any such increase would be subject to the approval of the affected Fund’s shareholders.
Conflicts of Interest
The Adviser currently serves as the investment adviser and the administrator for the Trust. EIM, an affiliate of the Adviser, currently serves as the investment adviser for EQ Advisors Trust, an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser currently serves as the administrator for EQ Advisors Trust. The Adviser and its affiliates (including EIM, Equitable Financial, Equitable Distributors, LLC, Equitable Holdings and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions.
Management of the Funds 125

There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Funds’ investment activities and affect their performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.
Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Funds.
Certain Conflicts Related to the Funds of Funds Structure
The Adviser’s selection of Underlying ETFs could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.
Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries
Sales incentives and certain related conflicts arising from the Adviser’s and its Affiliates’ financial and other relationships with financial intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”
126 Management of the Funds

5. Investing in the Funds
Choosing a Share Class
1290 Funds consist of the following four classes of shares of the Funds: Class A, Class T, Class I and Class R shares. The Funds are not designed for market-timers (see the section entitled “Buying, selling, exchanging and converting shares — Purchase and Redemption Restrictions on Market-Timers and Active Traders”). Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares. All share classes are currently not offered for sale in all states.
The table below summarizes the key features of each class of shares. They are described in more detail below. Each Fund currently offers only Class I shares.
Share Classes at a Glance
	Class A	Class T	Class I	Class R
Availability	Generally available through financial intermediaries.	Generally available through financial intermediaries.
Limited to certain
investors, including:
• Certain
Institutional
investors.
• Certain
employer-sponsored
retirement plans.
• Participants in
certain programs
sponsored by the
Adviser or its
affiliates or other
financial
intermediaries.
• Life insurance
company separate
accounts using the
investment to
fund benefits for
variable annuity
contracts for
which the Funds
are an investment
option.
• Certain employees
of the Adviser or
its affiliates.
Available only to certain employer-sponsored retirement plans. Corporate retirement accounts such as 401(K) and 403(b) plans.
Investing in the Funds 127

	Class A	Class T	Class I	Class R
Minimum Investment
$1,000 for all
accounts except:
• $500 for certain
fee-based
programs.
• $500, if
establishing an
Automatic Bank
Draft Plan.
• $250 minimum for
purchases by
accounts through
eligible financial
intermediary
platforms that
have entered into
selling or service
agreements with
the Distributor
and that are
eligible to
purchase Class A
shares without a
sales charge.
• No minimums for
certain
employer-sponsored
retirement plans
and certain wrap
fee based
programs.

$1,000 for all
accounts except:
• $500 for certain
fee-based
programs.
• $500, if
establishing an
Automatic Bank
Draft Plan.
• No minimums for
certain
employer-sponsored
retirement plans
and certain wrap
fee based
programs.

• $1,000,000 for
certain institutions
and individuals.
• $1,000 for certain
employees (or
their immediate
family members)
of Equitable
Holdings, Inc. or
its subsidiaries.
• Class I Shares are
available to clients
of registered
investment
advisers who have
$250,000 invested
in the Fund.
• No minimum
investment for a
wrap account
client of an eligible
broker-dealer or a
client of a
fee-based planner
that is unaffiliated
with a
broker-dealer, or a
client of an
investment
adviser, trustee,
administrator or
institution acting
in a similar
capacity that
invests in a Fund
through a
retirement plan
where the
administrator or
service provider of
such retirement
plan has entered
into a services
agreement with
the Fund’s
distributor and/or
investment
adviser.
No minimum.
Initial Sales Charge?	Yes. Payable at the time of purchase. Lower sales charges are available for larger investments.	Yes. Payable at the time of purchase.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
128 Investing in the Funds

	Class A	Class T	Class I	Class R
Contingent Deferred Sales Charge (“CDSC”)?	Yes. (On shares purchased without an initial sales charge and redeemed within 12 months of purchase.)	No.	No.	No.
Distribution and Service (12b-1) Fees?	Yes. 0.25% distribution and service fee.	Yes. 0.25% distribution and service fee.	No.	Yes. 0.50% distribution and service fee.
Advantage
Makes sense for
investors who are
eligible to have the
sales charge
reduced or
eliminated or who
have a long-term
investment horizon
because there are
lower ongoing
distribution and
service (12b-1) fees.

Makes sense for
investors who are
making an
investment of
$250,000 or less
because of the
lower up-front sales
charge or who have
a long-term
investment horizon
because there are
lower ongoing
distribution and
service (12b-1) fees.
			No up-front sales charge so you start off owning more shares. No distribution or service fees.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Limited availability.
You pay ongoing
distribution and
service (12b-1) fees
each year you own
Class R Shares,
which means that
over the long term
you can expect
higher total fees per
share than Class A
Shares and, as a
result, lower total
performance.

Investing in the Funds 129

6. How sales charges are calculated
Class A Shares
The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or other distributions.
Class A Sales Charge for 1290 Retirement Funds
Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
$0 to $49,999	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up	None	None	1.00% of the first $2.99 million; 0.75% of amounts from $3-4.99 million; 0.50% of amounts in excess of $5 million
*
In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**
The distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the distributor may hold special promotions for specified periods during which the distributor may reallow dealers up to the full sales charges shown above. In addition, the distributor may provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Financial Intermediaries.”
Class A Contingent Deferred Sales Charge.  Class A shares may be subject to a 1.00% CDSC if they are purchased without an initial sales charge and redeemed within a 12-month “holding period” measured from the beginning of the calendar month in which they were purchased. That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.
Class A shares are also subject to a distribution and service fee of 0.25% per year.
Class T Shares
The price that you pay when you buy Class T shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending on the size of your purchase. Class T shares are also subject to a distribution and service fee of 0.25% per year. No initial sales charge applies to Class T shares you receive through reinvestment of dividends or other distributions.
Class T Sales Charge for 1290 Retirement Funds
Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
$0-$249,999	2.50%	2.56%	2.50%
$250,000-$499,999	2.00%	2.04%	2.00%
$500,000-$999,999	1.50%	1.52%	1.50%
$1,000,000 and up	1.00%	1.01%	1.00%
Class I Shares
Investors who purchase Class I shares do not pay sales charges. The ongoing expenses for Class I shares are the lowest of all the classes because there are no ongoing distribution and service (12b-1) fees. Class I shares are sold at net asset value and
130 How sales charges are calculated

have no sales charge. The minimum investment amount for purchasing Class I shares generally is $1 million. Only specific types of investors can purchase Class I shares. You may be eligible to purchase Class I shares if you:
•  Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;
•  Are an investment company registered under the 1940 Act (not subject to $1 million minimum investment amount);
•  Are an employee of Equitable Holdings, Inc. or its subsidiaries or an immediate family member of such employee (subject to $1,000 minimum investment amount);
•  Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/ dealer (not subject to $1 million minimum investment amount);
•  Are a present or former trustee of 1290 Funds or a spouse or minor child of any such trustee or any trust, Individual Retirement Account (“IRA”) or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1 million minimum investment amount); or
•  Are a financial institutional buyer.
Class R Shares
Class R Shares are available only to certain employer-sponsored retirement plans, including corporate retirement accounts such as 401(k) and 403(b) plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. If you buy Class R Shares, you will pay neither an initial sales charge nor a CDSC. However, Class R Shares are subject to a distribution and service fee of 0.50% per year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.
The distributor currently pays the annual Class R Shares distribution and service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.
Compensation to Financial Intermediaries
ALPS Distributors, Inc. (“ALPS”) serves as the distributor for the Class A, Class T, Class I and Class R shares of the Funds offered by this Prospectus. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
1290 Funds has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T and Class R shares. Under the Distribution Plans, each Fund is authorized to pay ALPS a maximum annual fee of 0.25%, 0.25% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares, respectively. These fees are paid to compensate ALPS for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares and/or providing services to shareholders of each class. Activities and services contemplated under the Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares and maintaining shareholder accounts. Because the fees authorized under the Distribution Plans are paid out of the Funds’ assets on an ongoing basis, over time, the fees for Class A, Class T and Class R shares will increase your cost of investing and may cost you more than other types of charges.
In addition to the sales charges paid by investors and the distribution and service fees paid by the Funds, the distributor or the Adviser (and their respective affiliates) make payments out of their own resources to provide additional compensation to selling brokers and other persons, including affiliates, who sell shares of the Funds (collectively, “Brokers”) and/or provide certain services. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, the number of accounts that invest in the Funds serviced by such persons, or otherwise.
The additional payments to such Brokers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser (or any of its affiliates) or the distributor in its sole discretion, may
How sales charges are calculated 131

be different for different Brokers. These additional payments are made by the Adviser, the distributor or their respective affiliates and do not increase the amount paid by you or the Funds as shown under the heading “Fees and Expenses of the Fund” in the Fund Summaries.
Such payments are intended to provide additional compensation to Brokers for various services provided with respect to shares of the Funds, including, without limitation, providing periodic and ongoing education and training of Broker personnel regarding the Funds; disseminating to Broker personnel information and product marketing materials regarding the Funds; explaining to investors the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Broker; granting reasonable access to the Broker’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Brokers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Broker firm charges its representatives for effecting transactions in Fund shares) and other similar charges. The distributor, the Adviser or their respective affiliates may make other payments or allow other promotional incentives to Brokers to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
In some instances, these incentives may be made available only to Brokers whose representatives have sold or may sell a significant number of shares. The Brokers receiving additional payments include those that may recommend that their clients consider or select a Fund of 1290 Funds for investment purposes, including those that may include one or more Funds of 1290 Funds on a “preferred” or “recommended” list of mutual funds. These payments create an incentive for a Broker firm or its representatives to recommend or offer shares of Funds of 1290 Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Adviser, the distributor or their respective affiliates to, without limitation, the Broker, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.
In addition to the Broker compensation described above, the Funds, the Adviser (or any of its affiliates) and/or the distributor may pay fees to the Brokers and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds would otherwise be paid to the Funds’ transfer agent and generally are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. Because these subaccounting fees are directly related to the number of accounts and assets for which the Brokers provide services, the fees will increase with the success of the Brokers’ sales activities.
The Funds’ portfolio transactions are not used as a form of sales-related compensation to Brokers that promote or sell shares of the Funds and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. The Adviser places each Fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Fund. To the extent that the Adviser determines that a Broker can provide a Fund with the best net results, the Adviser may place the Fund’s portfolio transactions with the Broker even though it sells or has sold shares of the Fund.
You can find further information in the 1290 Funds’ SAI about the payments made by the distributor, the Adviser, or their respective affiliates and the services provided by your Broker. You can also ask your Broker about any payments it receives from the distributor, the Adviser, or their respective affiliates (and any conflicts of interest that such payments may create) and any services your Broker provides, as well as about fees and/or commissions it charges. Your Broker may charge you fees or commissions in addition to those disclosed in this Prospectus. Brokers may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the 1290 Funds’ SAI.
132 How sales charges are calculated

7. Ways to reduce or eliminate sales charges
Ways to Reduce or Eliminate Sales Charges
You may qualify for a reduction or waiver of the sales charge on Class A shares. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:
•  Information or records regarding shares of the Funds held in all accounts at any financial intermediary;
•  Information or records regarding shares of the Funds held in any account at any financial intermediary by immediate family of the shareholder; and/or
•  Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.
Reducing Sales Charges — Class A Shares Only
There are a number of ways you can lower your sales charges on Class A shares, including:
•  Letter of Intent — You may be entitled to a reduced sales charge if you execute a Letter of Intent to purchase Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.
•  Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A shares of a Fund if the value of your existing aggregate holdings at the time of the additional purchase, calculated at the then applicable net asset value per share or the initial purchase price, plus any additional investments, less any redemptions, whichever is higher, plus the amount of the additional purchase equals $50,000 or more. Your discount will be determined based on the schedule in the section entitled “How Sales Charges are Calculated — Class A Shares.” For purposes of determining the discount, we will aggregate holdings of Fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.
Eliminating Sales Charges and the CDSC — Class A Shares Only
Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:
•  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
•  Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the distributor;
•  Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;
•  Direct referrals by the Adviser’s employees;
•  Clients of fee-based/fee-only financial advisors; and
•  Purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor.*
* The Distributor has entered into an agreement with LPL Financial’s Mutual Fund Only Platform.
Ways to reduce or eliminate sales charges 133

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of ERISA and regulations thereunder (for example, a broker providing brokerage services to a retirement plan), provided that the dealer agrees to the following reimbursement arrangement with the distributor: in the event of a redemption of Class A shares sold without a front-end sales load within 12 months of purchase, the selling dealer will reimburse the distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares. If the dealer agrees to this reimbursement arrangement, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more. Currently, each dealer has agreed to this reimbursement arrangement.
Eliminating the CDSC
As long as we are notified at the time you sell, the CDSC for Class A shares also may generally be eliminated in the following cases:
•  The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;
•  Redemptions through a systematic withdrawal plan;
•  Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the Social Security Administration);
•  Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the Code, including substantially equal periodic payments described in Code section 72 prior to age 59½ and required minimum distributions after age 72; or
•  Required minimum distributions from an IRA.
•  Shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share.
•  Shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption.
•  Exchanges to purchase shares of another Fund of the 1290 Funds (although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC).
Reinstatement Privilege
If you redeem Class A or Class T shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same or another Fund of 1290 Funds (equal to all or a portion of the redemption amount) within 60 days of redemption. This right may be exercised once a year and within 60 days of the redemption, provided that the share class of the Fund is currently open to new investors or the shareholder has a current account in that closed Fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.
If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or 1290 Funds. For more information about sales charges, reductions, and waivers, see the SAI or visit the 1290 Funds’ website at www.1290Funds.com, which includes hyperlinks to facilitate access to this information.
134 Ways to reduce or eliminate sales charges

8. It’s easy to open an account
To open an account with 1290 Funds
1. Read the Prospectus carefully.
2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.
Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$1,000	$50
Individual Retirement Accounts (IRAs)	$500	$50
Automatic Bank Draft Plan**	$500	$50
Accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.	$250	$50
Accounts established in a wrap program with which 1290 Funds, the Adviser or the distributor has an agreement.	$500***	$50***
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*
Does not apply to Class I shares.
**
The Funds offer an automatic bank draft plan with a minimum initial investment of $500 through which a Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the Funds’ Class A or Class T shares.
***
No minimum requirement for certain wrap fee based programs.
3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or
(b) Complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or 1290 Funds at 1-888-310-0416. For more information on 1290 Funds investment programs, refer to the section entitled “Additional Information — Additional Investor Services” in the Prospectus.
4. Use the following sections as your guide for purchasing shares.
1290 Funds generally will not permit prospective investors with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with 1290 Funds.
To conform to regulations under the USA PATRIOT Act of 2001, 1290 Funds is required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.
A Fund will deduct a $25 annual fee from accounts with a balance of less than $1,000. This does not apply to Automatic Bank Draft Plan Accounts or IRAs.
Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 60 days’ notice before a Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.
It’s easy to open an account 135

9. Buying, selling, exchanging and converting shares
Buying Shares
Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	Call your broker or other financial professional.
By Telephone
Call 1-888-310-0416 and speak with one of our representatives. 1290 Funds has the right to reject any telephone request for any reason.
By Mail
Payment for shares must be made with a check in U.S.
dollars drawn from a U.S. financial institution, payable to
“1290 Funds.” Cash, third party checks, “starter” checks,
traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

Fill out detachable investment slip from an account
statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your
account number and the registered account name(s).
Mail the check with your completed investment slip or letter to:
By Regular mail:
1290 Funds
PO Box 219166
Kansas City, MO 64121-9166
By Overnight Mail:
1290 Funds
c/o SS&C GIDS, Inc.
430 W. 7th Street, Suite 219166
Kansas City, MO 64105-1407

Automatic Investing Through Automatic Clearing House (“ACH”)
Please call 1-888-310-0416 and request a Shareholder
Maintenance Form or download from the 1290 Funds
website. Use the form to add ACH instructions to your
account. A medallion guarantee may be required to add this
privilege.
Your bank account may be debited monthly for automatic
investment into one or more of the funds for each class. Not available for Class I shares.

136 Buying, selling, exchanging and converting shares

Selling Shares
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind.
Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail
• Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing”
and, in particular, the information regarding medallion guarantees).
• The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate. Mail your request to:
  1290 Funds
  PO Box 219166
  Kansas City, MO 64121-9166
• Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or via the ACH system to your bank (see below). Your bank may charge you a fee.
• The minimum amount that may be redeemed by check is $500.

By Wire
• Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record”
sections on your account application.
• Call 1-888-310-0416, visit www.1290Funds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.
• If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required.
On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to 1290 Funds.
• Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $15) will be deducted from the proceeds. Your bank may charge you a fee.
• The minimum amount that may be redeemed by wire is $1,000.

By Systematic Withdrawal Plan
• Please refer to the section entitled “Additional Investor Services” or call 1-888-310-0416 or your financial professional for more information.
• Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Buying, selling, exchanging and converting shares 137

By Telephone
• If you have authorized this service, you may redeem your shares by telephone by calling 1-888-310-0416.
• If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and taxpayer identification number (“TIN”), the amount to be redeemed, and the name of the per-
son making the request.
• Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund of 1290 Funds. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.
• Proceeds (less any applicable CDSC) will generally be sent on the next business day. Your bank may charge you a fee.
• The minimum amount that may be redeemed by check is $500.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account. Your bank may charge you a fee.

Selling Shares in Writing
To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.
A Medallion Guarantee is necessary if:
•  Total redemption proceeds exceed $50,000;
•  A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s);
•  Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file; or
•  Your address has changed within the past 30 days.
A Medallion Guarantee can be obtained from one of the following sources:
•  A financial professional or securities dealer;
•  A federal savings bank, cooperative or other type of bank;
•  A savings and loan or other thrift institution;
•  A credit union;
•  A securities exchange or clearing agency.
The table shows account types for which additional documentation may be necessary. Please call your financial professional or 1290 Funds regarding requirements for other account types.
Seller (Account Type)	Requirements for Written Requests
Individual, joint, sole proprietorship, Uniform Transfers to Minors Act / Uniform Gifts to Minors Act	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Guarantee, if applicable (see above).
Corporate or association accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts	• The signatures on the letter must include all trustees authorized to sign, including title.
138 Buying, selling, exchanging and converting shares

Seller (Account Type)	Requirements for Written Requests
• If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days. • Medallion Guarantee, if applicable (see above).
Power of Attorney (POA)
• The signatures on the letter must include the attorney-
in-fact, indicating such title.
• Medallion guarantee, if applicable (see above).
• Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account
number, and certified within 60 days of receipt of
instructions.*

Qualified retirement benefit plans	• The signatures on the letter must include all trustees authorized to sign, including title. • Medallion Guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*
Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.
1290 Funds may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may also be postponed for more than seven days during other periods permitted by the SEC. A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Fund to make cash payments as determined in the sole discretion of the Adviser. Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs and realize taxable capital gains when converting those securities to cash.
Exchanging and Converting Shares
How to Exchange Shares
Shares of any class of each Fund generally may be exchanged for shares of the same class of any other Fund without paying a sales charge or a CDSC. Shares of any class of each Fund also may be acquired in exchange for shares of the same class of any other Fund without paying a sales charge or a CDSC. You may make exchanges only between identically registered accounts (name(s), address, and TIN).
If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of a Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale of the former on which gain or loss may be recognized.
How to Convert Shares
Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided you meet the eligibility requirements for investing in the share class into which you are converting. A share class conversion has no effect on the dollar value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same Fund is a nontaxable event. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. Each Fund reserves the right to refuse any conversion request.
If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.
Buying, selling, exchanging and converting shares 139

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange or convert shares. Your broker or financial professional may charge you for its services.

By Mail
Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.
The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.
Mail your request to:
1290 Funds
PO Box 8947
Boston, MA 02266-8947

By Telephone
If you have authorized this service, you may exchange by telephone by calling 1-888-310-0416.
If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website
Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange.
On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Transactions Through Financial Intermediaries
The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.
Restrictions on Buying, Selling and Exchanging Shares
Purchase and Exchange Restrictions
The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares.
Purchase and Redemption Restrictions on Market-Timers and Active Traders
The Trust, on behalf of each Fund, believes that it is in the best interests of its long-term shareholders to discourage the frequent purchases and redemptions or exchanges (sometimes referred to collectively as “trading activity”) of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent trading of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Excessive trading activity may adversely affect Fund performance and the interests of long-term shareholders by, among other things, requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest, and the Fund’s portfolio management team may have to allocate a significant amount of assets to cash and other short-term investments or sell investments, rather than maintaining investments selected to achieve the Fund’s investment objective. In addition, disruptive trading activity of Fund shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.
140 Buying, selling, exchanging and converting shares

In addition, Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Funds will seek to minimize these opportunities by using fair value pricing, as described in “How fund shares are priced” below.
A Fund that invests in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid also may be vulnerable to market timing and short-term trading strategies. Traders using such strategies may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the value of the Fund’s shares and the latest indications of market values for those securities. For example, high yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality bonds which could result in pricing inefficiencies. One of the objectives of the Trust’s fair value pricing procedures, as described in “How fund shares are priced” below, is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Trust’s valuation procedures will be successful in eliminating it.
The Trust’s Board of Trustees has adopted certain policies and procedures discussed below to discourage what it considers to be disruptive trading activity. The Trust and the Funds discourage frequent trading of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, the Trust and each Fund reserve the right to reject any purchase or exchange that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Fund.
Through the Trust’s transfer agent, the Trust, the Adviser or their designees perform ongoing monitoring of shareholder trading in shares of the Funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term or disruptive trading strategy. If shareholder trading patterns identified by the Trust, the Adviser or their designees through monitoring leads the Trust, the Adviser or their designees to reasonably conclude that such trading may be detrimental to a Fund, then the transfer agent, on behalf of the Trust and the Funds may, among other things, reject any specific purchase or exchange order and temporarily or permanently bar future purchases into the Fund. If a Fund rejects a shareholder’s purchase or exchange order, the shareholder will not be able to execute that transaction, and the Fund will not be responsible for any losses that the shareholder may suffer.
In considering a shareholder’s trading patterns, the Trust may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in a Fund and in another Fund of the Trust, or in accounts under common control or ownership. In order to reduce disruptive trading activity, the Trust, the Adviser or their designees may consider a number of factors, including monitoring the frequency of trading activity, and the size of purchases and exchanges in relation to portfolio assets in the Fund.
Frequent Trading Through Financial Intermediaries.  A Fund shareholder is subject to this policy whether the shareholder invests in the Fund directly or through a financial intermediary, which includes, but is not limited to, broker dealers, banks, trust companies, insurance company products (such as an annuity contract), investment advisers, or administrators or trustees of an IRS recognized tax deferred savings plan (such as a 401(k) retirement plan and a 529 college savings plan).
Some financial intermediaries maintain master accounts with a Fund on behalf of their customers (“omnibus accounts”). Certain accounts, such as omnibus accounts, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Trust, the Adviser or their designees monitor for market timing activity, they may be unable to identify such activities because the netting effect in omnibus and other types of intermediary accounts often makes it more difficult to locate and eliminate market timers from a Fund. The Trust, the Adviser or their designees will have the ability, pursuant to certain information sharing agreements with financial intermediaries, to request information from financial intermediaries concerning trades placed in omnibus accounts, in order to attempt to monitor trades that are placed by the underlying shareholders of these omnibus accounts. If the Trust, the Adviser and their designees identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, they may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon their review of the information, if the Trust, the Adviser or their designees determine that the trading activity of any customer may be detrimental to the Funds, they may in their sole discretion, request the financial intermediary to, among other things, restrict or limit further trading in the Funds by that customer. Identification of market timers also may be limited by operational systems and technical limitations.
Buying, selling, exchanging and converting shares 141

The above policies and procedures with respect to frequent activity of Fund shares also apply to retirement plan participants.
The Trust generally does not consider trading activity by any “fund of funds” advised by the Adviser or EIM or trading activity associated with approved asset allocation programs to be disruptive trading activity.
The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:
•  There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive. The Trust’s procedures do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that Fund performance will be affected by such activity.
•  The design of such policies and procedures involves inherently subjective judgments, which the Trust, the Adviser or their designees seek to make in a fair and reasonable manner consistent with the interests of all shareholders.
•  The limits on the ability to monitor certain potentially disruptive trading activity means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent trading activity while others will bear the effect of that frequent trading activity.
Consistent with seeking to discourage potentially disruptive trading activity, the Adviser, or a designee thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.
Selling Restrictions
The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.
Restriction	Situation
• The Fund may suspend the right of redemption or postpone payment for more than 7 days:
• When the New York Stock Exchange is closed (other than a
weekend/holiday).
• When trading is restricted by the SEC.
• When the SEC declares that an emergency exists.
• Any other period permitted by the SEC.

• Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
• A Fund may pay the redemption price in whole or part by
a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption
request in order to raise capital:

• When it is detrimental for a Fund to make cash payments
as determined in the sole discretion of the Adviser.
• Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs
and realize capital gains when converting those securities
to cash.

• A Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.
142 Buying, selling, exchanging and converting shares

10. How fund shares are priced
“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:
Net asset value =	Total market value of securities	+	Cash and other assets	-	Liabilities
Number of outstanding shares
The net asset value of Fund shares is determined according to this schedule:
•  A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.
•  The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Fund or its designated agent.
•  Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of a Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.
Generally, portfolio securities are valued as follows:
Equity securities (including securities issued by ETFs) —  valued at the last quoted sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service.
Debt securities —  generally valued on the basis of prices provided by an approved pricing service; however, when the prices of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker.
Convertible bonds and unlisted convertible preferred stocks —  valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
Securities traded on foreign exchanges —  valued at the most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that exchange or market that will materially affect its value. In that case, the security will be valued using fair value methods by the Adviser at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.
Options —  exchange traded options are valued at their last sales price or, if not available, at the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods.
Futures —  valued at their last settlement price or, if there is no sale, at the latest available bid price.
Investment company securities —  shares of open-end mutual funds (other than ETFs) held by a Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
Repurchase agreements and reverse repurchase agreements —  valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
Swaps —  centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used.
Pursuant to applicable law, the Board of Trustees of 1290 Funds has designated the Adviser as the Funds' valuation designee. As the Funds' valuation designee, and subject to the Board’s oversight, the Adviser is responsible for determining in good faith the fair value of Fund investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, a Fund may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities
How fund shares are priced 143

for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities, and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Fund’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the Fund's net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Fund's net asset value. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the fair valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Fund's net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair value pricing of a Fund's securities can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund's net asset value by such traders.
For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.
144 How fund shares are priced

11. Dividends and other distributions and tax consequences
Dividends and other Distributions
Each Fund generally distributes most or all of its net investment income and net realized gains, if any, annually. A Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions are expected to consist primarily of ordinary income and/or net capital gains.
Dividends distributed by a Fund may be reinvested automatically in shares of the distributing class of that Fund at their net asset value without a sales charge or may be taken in cash. If you would like to receive distributions in cash, contact your financial professional, financial intermediary or the Funds.
Tax Consequences
For federal income tax purposes, each Fund has elected and intends to continue to qualify for taxation as a regulated investment company (a “RIC”) under the Code.
You will pay federal income tax on dividends from a Fund whether you receive them in cash or reinvest them in additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you will be treated as having sold the Fund shares, and any gain on the transaction will be subject to federal income tax.
Any dividends you receive from a Fund attributable to its net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxed to you as ordinary income. However, a Fund’s distributions to individuals and certain other non-corporate shareholders (each, an “individual shareholder”) of certain dividend income it receives, consisting of dividends received from U.S. corporations and certain foreign corporations (subject to certain holding period requirements) (“qualified dividend income”), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are subject to federal income tax at reduced rates, specifically, 15% for an individual shareholder with no more than $518,900 of taxable income ($583,750 if married filing jointly) and 20% for those with taxable income exceeding those respective amounts (which apply for 2024 and will be adjusted for inflation annually thereafter). Distributions of net capital gains will be taxable to you at different rates depending on how long the Fund held the assets the sale of which generated the gains, not how long you held your Fund shares.
An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, other taxable distributions, and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to any individual shareholder who fails to certify that the TIN furnished to the Fund is correct or who furnishes an incorrect TIN (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and other taxable distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
A Fund shareholder who wants to use a method for determining his or her basis in Fund shares other than the average basis method (which is the Funds’ default method) must elect to do so in writing, which may be electronic. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged. See the “Taxation” section in the 1290 Funds’ SAI for a description of the rules regarding that election and each Fund’s reporting obligation.
Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), with certain exceptions, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that tax. See the “Taxation” section in the SAI for details regarding that exemption.
Dividends and other distributions and tax consequences 145

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays. As discussed more fully in the section of the SAI entitled “Taxation,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners to the withholding agent (which may be a Fund), which may, in turn, report that information to the IRS. Moreover, the U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of U.S. Treasury Department regulations.
Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
146 Dividends and other distributions and tax consequences

12. Additional information
Additional Investor Services
Automatic Bank Draft Plan
An Automatic Bank Draft Plan is available for investors who wish to purchase Class A or Class T shares of one or more of the Funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500. Forms authorizing this service are available from 1290 Funds. For more information on how to join the Automatic Bank Draft Plan, please refer to the section entitled “Buying Shares.”
Automatic Reinvestment Plan
Dividends and other distributions may be automatically reinvested in the same class of shares without a sales charge.
Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Fund, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Fund, please carefully read the relevant information about it in the Prospectus.
Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing. The $10,000 minimum account size is not applicable to IRAs. 1290 Funds processes sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. A Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. A Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. A Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or 1290 Funds may terminate the plan at any time.
Automatic Bank Purchase Plan
If you have your bank account linked to your 1290 Funds account, you can call 1-888-310-0416 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.
1290 Funds — Related Web Site
Visit www.1290Funds.com to review your account balance and recent transactions, to view daily prices and performance information.
Transactions Through Processing Organizations
You may purchase or sell shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than 1290 Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. 1290 Funds is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from the Adviser or its affiliates and certain Processing Organizations may receive compensation from 1290 Funds for shareholder recordkeeping and similar services. One of the Processing Organizations through which shares of the Funds will be sold or redeemed is Equitable Advisors, LLC, a member of FINRA/the Securities Investor Protection Corporation and an investment adviser registered with the SEC.  Equitable Advisors, LLC is an affiliate of the Funds, EIM and the Adviser.
Additional information 147

13. Financial highlights
The financial highlights table is intended to help you understand the financial performance for each Fund’s Class A, Class T, Class I, and Class R shares, as applicable. The financial information in each table below is for the past five (5) years and has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Fund’s financial statements as of October 31, 2023, and the financial statements themselves appear in the 1290 Funds’ Annual Report.
Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information should be read in conjunction with the financial statements contained in the 1290 Funds’ Annual Report which are incorporated by reference into the 1290 Funds’ SAI and are available upon request.
1290 Retirement 2020 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.33	$12.61	$11.30	$11.57	$10.49
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22	0.25	0.17	0.22	0.23
Net realized and unrealized gain (loss)	(0.07)	(1.91)	1.60	(0.10)	1.05
Total from investment operations	0.29	(1.66)	1.77	0.12	1.28
Less distributions:
Dividends from net investment income	(0.27)	(0.15)	(0.20)	(0.24)	(0.15)
Distributions from net realized gains	(0.75)	(0.47)	(0.26)	(0.15)	(0.05)
Total dividends and distributions	(1.02)	(0.62)	(0.46)	(0.39)	(0.20)
Net asset value, end of year	$9.60	$10.33	$12.61	$11.30	$11.57
Total return	2.52%	(13.85)%	15.99%	1.03%	12.37%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,688	$7,905	$12,810	$12,168	$10,791
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.55%(j)	0.55%(j)	0.54%(j)	0.53%**(j)	0.54%(j)
Before waivers and reimbursements(f)	2.18%	1.86%	1.60%	1.93%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.21%	2.18%	1.38%	1.95%	2.10%
Before waivers and reimbursements(f)(x)	0.59%	0.87%	0.31%	0.56%	0.55%
Portfolio turnover rate^	5%	13%	17%	32%	18%

**
Includes tax expense of less than 0.005%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
148 Financial highlights

1290 Retirement 2025 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.68	$13.13	$11.42	$11.81	$10.62
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22	0.23	0.17	0.21	0.22
Net realized and unrealized gain (loss)	0.11	(2.00)	1.96	(0.15)	1.14
Total from investment operations	0.33	(1.77)	2.13	0.06	1.36
Less distributions:
Dividends from net investment income	(0.25)	(0.17)	(0.20)	(0.23)	(0.14)
Distributions from net realized gains	(0.48)	(0.51)	(0.22)	(0.22)	(0.03)
Total dividends and distributions	(0.73)	(0.68)	(0.42)	(0.45)	(0.17)
Net asset value, end of year	$10.28	$10.68	$13.13	$11.42	$11.81
Total return	2.94%	(14.20)%	19.05%	0.47%	12.99%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,867	$16,597	$23,581	$20,456	$19,202
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.55%(j)	0.55%(j)	0.54%(j)	0.54%**(j)	0.54%(j)
Before waivers and reimbursements(f)	1.35%	1.26%	1.18%	1.43%	1.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.11%	2.00%	1.33%	1.88%	1.99%
Before waivers and reimbursements(f)(x)	1.31%	1.29%	0.68%	0.99%	0.95%
Portfolio turnover rate^	12%	7%	17%	34%	23%

**
Includes tax expense of less than 0.005%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
Financial highlights 149

1290 Retirement 2030 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.14	$13.31	$11.57	$11.89	$10.69
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22	0.24	0.16	0.22	0.22
Net realized and unrealized gain (loss)	0.16	(2.13)	2.30	(0.30)	1.20
Total from investment operations	0.38	(1.89)	2.46	(0.08)	1.42
Less distributions:
Dividends from net investment income	(0.25)	(0.14)	(0.20)	(0.21)	(0.18)
Distributions from net realized gains	(0.66)	(0.14)	(0.52)	(0.03)	(0.04)
Total dividends and distributions	(0.91)	(0.28)	(0.72)	(0.24)	(0.22)
Net asset value, end of year	$10.61	$11.14	$13.31	$11.57	$11.89
Total return	(3.20%	(14.52)%	21.98%	(0.68)%	13.56%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,977	$8,528	$10,698	$5,682	$6,724
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.55%(j)	0.54%(j)	0.54%(j)	0.54%**(j)	0.54%(j)
Before waivers and reimbursements(f)	1.91%	1.85%	2.14%	2.88%	3.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.99%	1.97%	1.24%	1.95%	1.98%
Before waivers and reimbursements(f)(x)	0.62%	0.66%	(0.36)%	(0.40)%	(0.62)%
Portfolio turnover rate^	9%	30%	8%	38%	5%

**
Includes tax expense of less than 0.005%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
150 Financial highlights

1290 Retirement 2035 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.59	$13.71	$11.62	$12.03	$10.76
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22	0.24	0.16	0.22	0.22
Net realized and unrealized gain (loss)	0.19	(2.20)	2.52	(0.32)	1.23
Total from investment operations	0.41	(1.96)	2.68	(0.10)	1.45
Less distributions:
Dividends from net investment income	(0.27)	(0.16)	(0.21)	(0.22)	(0.16)
Distributions from net realized gains	(0.61)	—	(0.38)	(0.09)	(0.02)
Total dividends and distributions	(0.88)	(0.16)	(0.59)	(0.31)	(0.18)
Net asset value, end of year	$11.12	$11.59	$13.71	$11.62	$12.03
Total return	3.42%	(14.46)%	23.70%	(0.87)%	13.61%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,216	$10,448	$14,195	$9,521	$8,369
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.54%(j)	0.54%(j)	0.54%(j)	0.54%**(j)	0.54%(j)
Before waivers and reimbursements(f)	1.76%	1.60%	1.63%	2.17%	2.50%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.92%	1.91%	1.23%	1.92%	1.98%
Before waivers and reimbursements(f)(x)	0.69%	0.85%	0.14%	0.28%	0.01%
Portfolio turnover rate^	11%	10%	1%	40%	13%

**
Includes tax expense of less than 0.005%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
Financial highlights 151

1290 Retirement 2040 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.99	$14.32	$11.80	$12.05	$10.84
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.25	0.17	0.23	0.22
Net realized and unrealized gain (loss)	0.21	(2.28)	2.82	(0.26)	1.24
Total from investment operations	0.45	(2.03)	2.99	(0.03)	1.46
Less distributions:
Dividends from net investment income	(0.26)	(0.16)	(0.22)	(0.21)	(0.20)
Distributions from net realized gains	(0.06)	(0.14)	(0.25)	(0.01)	(0.05)
Total dividends and distributions	(0.32)	(0.30)	(0.47)	(0.22)	(0.25)
Net asset value, end of year	$12.12	$11.99	$14.32	$11.80	$12.05
Total return	3.70%	(14.46)%	25.92%	(0.24)%	13.79%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,698	$6,003	$5,715	$4,185	$4,005
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.54%(j)	0.54%(j)	0.53%(j)	0.53%**(j)	0.53%(j)
Before waivers and reimbursements(f)	2.48%	2.57%	3.05%	3.86%	4.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.94%	1.91%	1.22%	1.93%	1.96%
Before waivers and reimbursements(f)(x)	— %#	(0.12)%	(1.29)%	(1.39)%	(2.08)%
Portfolio turnover rate^	4%	2%	4%	20%	3%

**
Includes tax expense of less than 0.005%.
#
Amount is less than 0.005%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
152 Financial highlights

1290 Retirement 2045 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.67	$14.46	$11.83	$12.18	$10.91
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22	0.24	0.16	0.23	0.23
Net realized and unrealized gain (loss)	0.24	(2.18)	3.03	(0.36)	1.25
Total from investment operations	0.46	(1.94)	3.19	(0.13)	1.48
Less distributions:
Dividends from net investment income	(0.26)	(0.18)	(0.23)	(0.22)	(0.18)
Distributions from net realized gains	(0.19)	(0.67)	(0.33)	— #	(0.03)
Total dividends and distributions	(0.45)	(0.85)	(0.56)	(0.22)	(0.21)
Net asset value, end of year	$11.68	$11.67	$14.46	$11.83	$12.18
Total return	3.86%	(14.30)%	27.63%	(1.08)%	13.85%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,295	$7,584	$8,138	$6,625	$5,635
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.53%(j)	0.53%(j)	0.53%(j)	0.53%**(j)	0.53%(j)
Before waivers and reimbursements(f)	2.13%	2.16%	2.18%	2.78%	3.51%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.86%	1.90%	1.21%	1.92%	1.97%
Before waivers and reimbursements(f)(x)	0.26%	0.27%	(0.43)%	(0.33)%	(1.01)%
Portfolio turnover rate^	10%	5%	18%	18%	1%

**
Includes tax expense of less than 0.005%.
#
Per share amount is less than $0.005.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
Financial highlights 153

1290 Retirement 2050 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.43	$14.82	$11.76	$12.24	$10.97
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.26	0.16	0.22	0.22
Net realized and unrealized gain (loss)	0.30	(2.34)	3.24	(0.46)	1.30
Total from investment operations	0.54	(2.08)	3.40	(0.24)	1.52
Less distributions:
Dividends from net investment income	(0.27)	(0.16)	(0.21)	(0.22)	(0.20)
Distributions from net realized gains	(0.06)	(0.15)	(0.13)	(0.02)	(0.05)
Total dividends and distributions	(0.33)	(0.31)	(0.34)	(0.24)	(0.25)
Net asset value, end of year	$12.64	$12.43	$14.82	$11.76	$12.24
Total return	4.32%	(14.31)%	29.37%	(2.05)%	14.18%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,474	$6,743	$6,432	$4,761	$3,747
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.53%(j)	0.53%(j)	0.53%(j)	0.53%**(j)	0.52%(j)
Before waivers and reimbursements(f)	2.17%	2.39%	2.75%	3.80%	4.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.83%	1.93%	1.17%	1.90%	1.96%
Before waivers and reimbursements(f)(x)	0.19%	0.07%	(1.05)%	(1.37)%	(2.03)%
Portfolio turnover rate^	2%	2%	5%	21%	2%

**
Includes tax expense of less than 0.005%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
154 Financial highlights

1290 Retirement 2055 Fund
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.65	$15.00	$11.73	$12.32	$11.04
Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.26	0.16	0.23	0.22
Net realized and unrealized gain (loss)	0.32	(2.37)	3.45	(0.58)	1.32
Total from investment operations	0.56	(2.11)	3.61	(0.35)	1.54
Less distributions:
Dividends from net investment income	(0.27)	(0.17)	(0.21)	(0.23)	(0.21)
Distributions from net realized gains	(0.22)	(0.07)	(0.13)	(0.01)	(0.05)
Total dividends and distributions	(0.49)	(0.24)	(0.34)	(0.24)	(0.26)
Net asset value, end of year	$12.72	$12.65	$15.00	$11.73	$12.32
Total return	4.36%	(14.34)%	31.27%	(2.97)%	14.29%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,371	$5,120	$5,478	$3,883	$3,545
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.53%(j)	0.52%(j)	0.52%(j)	0.53%**(j)	0.52%(j)
Before waivers and reimbursements(f)	2.83%	2.86%	3.11%	4.34%	4.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.81%	1.88%	1.16%	1.97%	1.95%
Before waivers and reimbursements(f)(x)	(0.49)%	(0.46)%	(1.43)%	(1.84)%	(2.27)%
Portfolio turnover rate^	12%	5%	2%	6%	2%

**
Includes Tax expense of 0.01%.
^
Portfolio turnover rate excludes derivatives, if any.
(e)
Net investment income (loss) per share is based on average shares outstanding.
(f)
Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)
Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2023, 2022, 2021 and 2019.
(x)
Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
Financial highlights 155

Annual and Semi-Annual Reports —  Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Form N-CSR —  Additional information about the Funds’ investments is available in Form N-CSR. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
Statement of Additional Information (SAI)  —  The SAI includes additional information about the Funds, has been filed with the SEC, and is incorporated into this Prospectus by reference, which means that it is legally considered to be part of this Prospectus.
Portfolio Holdings Disclosure —  A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Funds’ SAI, which is available on the Funds’ website.
To request a free copy of the Funds’ SAI, annual or semi-annual reports to shareholders, or financial statements, request other information about the Funds, or make shareholder inquiries, contact your financial professional, or contact the Funds by calling 1-888-310-0416 from 8:30 a.m. to 5:30 p.m. (Eastern Time) on any business day. You can also access and download the Funds' SAI, annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements (as well as a copy of this Prospectus) at 1290 Funds' website: www.1290Funds.com, free of charge.
Your financial professional or 1290 Funds will also be happy to answer your questions or to provide any additional information that you may require.
Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at:
http://www.sec.gov
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
“Equitable” is the brand name of Equitable Holdings, Inc. and its family of companies, including Equitable Financial Life Insurance Company (NY, NY), Equitable Advisors, LLC and Equitable Distributors, LLC. The obligations of Equitable Financial Life Insurance Company are backed solely by their claims-paying ability.
© 2024 Equitable Financial Life Insurance Company. All rights reserved.
1345 Avenue of the Americas, New York, NY 10105
(212) 554-1234
1290 Funds
(Investment Company Act File No. 811-22959)
Mutual Funds: • Are Not a Deposit of Any Bank • Are Not FDIC Insured • Are Not Insured by Any Federal Government Agency • Are Not Guaranteed by Any Bank or Savings Association • May Go Down in Value
Equitable Financial Life Insurance Company (NY, NY)

1290 Funds
STATEMENT OF ADDITIONAL INFORMATION
March 1, 2024
Fund	Share Class (Ticker)
1290 Avantis® U.S. Large Cap Growth Fund*	Class A (TNRAX); Class T (TNRCX)**; Class I (TNXIX); Class R (TNXRX)***
1290 Diversified Bond Fund	Class A (TNUAX); Class T (TNUCX)**; Class I (TNUIX); Class R (TNURX)
1290 Essex Small Cap Growth Fund	Class A (ESCFX); Class T (ESCHX)**; Class I (ESCJX); Class R (ESCKX)
1290 GAMCO Small/Mid Cap Value Fund	Class A (TNVAX); Class T (TNVCX)**; Class I (TNVIX); Class R (TNVRX)
1290 High Yield Bond Fund	Class A (TNHAX); Class T (TNHCX)**; Class I (TNHIX); Class R (TNHRX)
1290 Loomis Sayles Multi-Asset Income Fund	Class A (TNXAX); Class T (TNXCX)**; Class I (TNVDX); Class R (TNYRX)
1290 Multi-Alternative Strategies Fund	Class A (TNMAX); Class T (TNMCX)**; Class I (TNMIX); Class R (TNMRX)
1290 SmartBeta Equity Fund	Class A (TNBAX); Class T (TNBCX)**; Class I (TNBIX); Class R (TNBRX)

(each, a “Fund” and together, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Funds dated March 1, 2024, as it may be supplemented from time to time, which may be obtained without charge by calling the 1290 Funds toll-free at 1-888-310-0416 or writing to the 1290 Funds at 1345 Avenue of the Americas, New York, New York 10105. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.
The Funds’ audited financial statements for the year ended October 31, 2023, including the financial highlights, appearing in the 1290 Funds’ Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-888-310-0416), filed electronically with the Securities and Exchange Commission on January 3, 2024 (File No. 811-22959), are incorporated by reference and made a part of this document.

*
Effective November 29, 2023, 1290 Retirement 2060 Fund was restructured and renamed 1290 Avantis® U.S. Large Cap Growth Fund. The Fund currently offers for sale only Class A shares and Class I shares.
**
Class T shares currently are not offered for sale.
***
Class R shares currently are not offered for sale.

Description of the 1290 Funds
The 1290 Funds (the “1290 Funds” or the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The 1290 Funds was organized as a Delaware statutory trust on March 1, 2013. (See “Other Information.”)
Equitable Investment Management, LLC (“EIM II” or the “Adviser”) serves as the investment adviser for the 1290 Funds. EIM II is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.
The 1290 Funds has registered Class A, Class T, Class I and Class R shares on behalf of sixteen (16) funds. This SAI contains information with respect to shares of the following Funds:
1290 Avantis® U.S. Large Cap Growth Fund
1290 Diversified Bond Fund
1290 Essex Small Cap Growth Fund
1290 GAMCO Small/Mid Cap Value Fund
1290 High Yield Bond Fund
1290 Loomis Sayles Multi-Asset Income Fund
1290 Multi-Alternative Strategies Fund
1290 SmartBeta Equity Fund
Prior to March 1, 2017, Class T shares were known as Class C shares and included different 12b-1 fees and certain other expenses. In the Prospectus for the Funds dated March 1, 2023, the performance of Class T shares for periods prior to March 1, 2017 has been adjusted to reflect the current sales charges applicable to Class T shares. For each Fund, Class T shares currently are not offered for sale. The 1290 Funds’ Board of Trustees (“Board”) is permitted to create additional funds or classes. The assets of the 1290 Funds received for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the assets of the Fund. The assets of each Fund are charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the 1290 Funds are allocated between or among any one or more Funds or classes.
Each class of shares is offered under the 1290 Funds’ multi-class distribution system, which is designed to allow promotion of investing in the Funds through alternative distribution channels. Under the 1290 Funds’ multi-class distribution system, shares of each class of a Fund represent an equal pro rata interest in that Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund; however, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Each Fund (except the 1290 Avantis® U.S. Large Cap Growth Fund) is classified as a “diversified” fund under the 1940 Act. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same
3

sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund.
1290 Funds Investment Policies
Fundamental Restrictions
Each Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund. Set forth below are each of the fundamental restrictions adopted by the Funds.
Each Fund will not:
(1)
issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(2)
borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(3)
engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(4)
concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(5)
purchase or sell real estate, except that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.
(6)
purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.
(7)
make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
Notations Regarding the Funds’ Fundamental Restrictions
Each Fund’s fundamental restrictions are written and will be interpreted broadly. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Fund’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Fund’s fundamental restrictions could change in the future.
The following notations are not considered to be part of a Fund’s fundamental restrictions and are subject to change without shareholder approval.
Senior Securities and Borrowing   (notations regarding the fundamental restrictions set forth in (1) and (2) above)
4

“Senior securities” generally are obligations that have a priority over a fund’s shares with respect to the distribution of fund assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a fund is permitted to borrow money in an amount not in excess of 33⅓% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of fund transactions and share redemptions. Any Fund borrowings that come to exceed these amounts will be reduced in accordance with applicable law.
Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaced the asset segregation framework previously used by funds to comply with the limitations on the issuance of senior securities imposed by Section 18 of the 1940 Act. Rule 18f-4 permits a fund, provided that the conditions imposed by the rule are met, to engage in derivatives transactions and certain other transactions that might otherwise be considered to create senior securities. For more information about these practices, see the “Derivatives” section.
Underwriting   (notations regarding the fundamental restriction set forth in (3) above)
A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Funds to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Fund may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.
Concentration   (notations with respect to the fundamental restriction set forth in (4) above)
While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Funds’ shareholder reports. With respect to each Fund’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Fund may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Fund may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.
Commodities   (notations with respect to the fundamental restriction set forth in (6) above)
The 1940 Act generally does not prohibit a Fund from investing in commodities or commodity-related instruments. A Fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Fund may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Fund may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. In addition, a Fund will not qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (a “RIC”), in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Fund may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it
5

would not otherwise do so. A Fund would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.
Loans   (notations with respect to the fundamental restriction set forth in (7) above)
The fundamental restriction allows each Fund to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Fund to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Fund to temporarily lend cash to another fund of 1290 Funds, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending fund to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Funds have not applied for interfund lending relief, they may do so in the future.
Non-Fundamental Restrictions
The following investment restrictions apply generally to each Fund but are not fundamental. They may be changed for any Fund by the Board and without a vote of that Fund’s shareholders.
A Fund does not currently intend to purchase any investment if, as a result, more than 15% of its net assets would be invested in “illiquid investments,” as such term is defined by Rule 22e-4 under the 1940 Act. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.
If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
A Fund may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.
The 1290 Avantis® U.S. Large Cap Growth Fund, 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund and 1290 SmartBeta Equity Fund each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Funds’ Prospectus. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Fund to the extent required by SEC rules.
Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Funds’ Prospectus). Pursuant to the discretion of the Adviser and a Fund’s sub-adviser(s), if any (“Sub-Adviser(s)”), these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions.
Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the 1290 Funds alone. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
6

Investment Strategies and Risks
In addition to the Funds’ principal investment strategies discussed in the Prospectus, each Fund may engage in other types of investment strategies as further described below. Each Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or a Fund’s own investment restrictions.
The 1290 Multi-Alternative Strategies Fund operates under a “fund of funds” structure, under which the Fund invests primarily in exchange-traded securities of other registered investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories or strategies. The Fund may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. By investing in Underlying ETFs, the Fund will indirectly bear fees and expenses charged by the Underlying ETFs in addition to the direct fees and expenses of the Fund. In addition, the performance of the Fund is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying ETFs. Accordingly, the investment performance of the Fund will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying ETFs in direct proportion to the amount of assets the Fund allocates to the Underlying ETFs utilizing such strategies. The Fund’s Prospectus contains certain information about Underlying ETFs. For additional information regarding the Underlying ETFs, see their respective prospectuses and SAIs. In this section, the term “Fund” may include the Funds, an Underlying ETF or both.
Asset-Backed Securities.   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
7

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund.
Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Advisers will look for those securities that offer a higher yield to compensate for any variation in average maturity.
Bankruptcy, Workout and Other Restructurings.   In bankruptcy, restructuring, or other workout proceedings, a Fund's Adviser or Sub-Adviser may cause the Fund to make new investments in a company if it believes it is in the Fund’s best interest to do so, including through the acquisition of new or additional debt or equity securities or the acquisition or the making of new or additional loans. Such proceedings may result in a Fund providing or supporting new financing or capital to the existing or a restructured company, including in the form of debtor-in-possession loans, exit financings, a committed credit facility, rights offerings, and/or back-stop agreements related to new financings or securities issuances. Participation by a Fund in such processes may involve the Fund bearing fees and expenses and expose the Fund to potential liabilities under the federal bankruptcy laws or other applicable laws. If the Adviser or Sub-Adviser’s assessment of the eventual recovery value of a security proves incorrect or if the actions taken by an Adviser or Sub-Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during bankruptcy, restructuring, or other workout proceedings, which may adversely affect the value of the Fund’s investment and/or its recovery in the proceedings. A Fund could potentially lose more than its original investment to the extent, for example, the Fund makes new or additional investments or indemnifies its agents or other third parties for losses they incur in connection with their representation of the Fund in a bankruptcy, restructuring, or other workout proceeding.
Bonds.   Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.
Significant securities market disruptions , such as that following the outbreak of the coronavirus disease (COVID-19) pandemic, have led, and may continue to lead, to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which could, and in the past has, decreased liquidity and sharply reduced returns. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, such Fund may incur additional risks and costs.
Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. If interest rates move sharply in a manner not anticipated by a Fund’s management, the Fund’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond
8

portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.
Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.
Collateralized Debt Obligations.   Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.
As a result, investments in CDOs may be characterized by the Funds as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Fund could be significantly different from return predicted by financial models and (vi) the lack of a readily available secondary market for CDOs.
Convertible Securities.   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted
9

or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments by certain of the Funds in convertible debt securities are not subject to any ratings restrictions, although each Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Fund should invest and/or continue to hold the securities.
Contingent Convertible Securities.   Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
10

CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that a Fund will receive return of principal on CoCos.
Credit and Liquidity Enhancements.   A Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Fund to use them when the Fund wishes to do so.
Cybersecurity and Operational Risks.   A Fund is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems) resulting from cyber attacks. Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a Fund’s Adviser, Sub-Adviser(s), third-party service providers or counterparties. A Fund attempts to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Fund.
In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a Fund’s Adviser, Sub-Adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which a Fund invests, have the ability to cause significant disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. In certain situations, a Fund, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Fund from fully implementing its cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. A Fund and its shareholders could be negatively impacted as a result.
Depositary Receipts.   Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are U.S. dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for
11

use in securities markets outside the United States. Investments in Depositary Receipts involve many of the same risks associated with direct investments in the foreign securities.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. Depositary Receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency. For purposes of a Fund’s investment policies, the Fund’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.
Derivatives.   In general terms, a “derivative” instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). If a portfolio manager is incorrect in his or her judgment of market values, interest rates or other economic factors in using a derivative instrument or strategy, a Fund may have lower net income and a net loss on the investment. Losses on certain derivative instruments are potentially unlimited. There can be no assurance that using any derivative instrument or derivative strategy will succeed, and a Fund might not use any derivative instruments or derivative strategies.
Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any futures contract, forward contract, option (excluding purchased options), swap, security-based swap, any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) any reverse repurchase agreements or similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below). Further information about these instruments and the risks involved in their use is included under the description of each of these instruments in this SAI.
The Derivatives Rule mandates that a Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a Fund’s derivatives exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Under the Derivatives Rule, when a Fund trades reverse repurchase agreements or similar financing transactions, it must either (i) aggregate the amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the Fund's asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions. Furthermore, under the Derivatives Rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. In addition, under the Derivatives Rule, a Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle
12

within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a Derivatives Transaction for purposes of compliance with the Derivatives Rule.
The requirements of the Derivatives Rule are intended to reduce derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors, and the full impact of the Derivatives Rule remains uncertain.
For purposes of its investment policies and restrictions, a Fund may value derivative instruments at mark-to-market value, notional value or full exposure value.  Mark-to-market value is the current market value or fair value reflecting the price at which the derivative could be expected to be liquidated.  In contrast, the notional value of a derivative instrument, such as a futures contract, is equal to the contract size (number of units per contract) multiplied by the current (spot) unit price of the reference asset underlying the contract.  Full exposure value is the sum of the notional amount for the contract plus the market value.  A Fund could also use a combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction).   The investment exposure that a Fund obtains through a derivative investment measured based on notional value may exceed the mark-to-market value of the derivative investment.  The manner in which certain securities or other instruments are valued by a Fund for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and federal requirements for residential mortgage loans. Many of the implementing regulations mandated by the Dodd-Frank Act have been finalized. However, various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets.
The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act. The banking regulators, the SEC, and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. Such rules may require a Fund to segregate additional assets in order to meet variation and initial margin requirements when it enters into uncleared swaps. The CFTC adopted regulations so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if the Funds employ multiple account managers to trade their portfolios.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. Regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including derivative instruments trading agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of derivative instruments.
Pursuant to rules adopted under the Commodity Exchange Act by the CFTC, the Funds must either operate within certain guidelines and restrictions with respect to the Funds’ use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). The Adviser claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Funds. To qualify for an exclusion under CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other
13

than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s net asset value (“NAV”) (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.
The Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Fund. Complying with the trading limitations may restrict the Adviser’s ability to use derivative instruments as part of these Funds’ investment strategies. Although the Adviser expects to be able to execute each of these Fund’s investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivative instruments, may make the use of derivative instruments by the Funds more costly, and may otherwise adversely impact the performance and value of derivative instruments.
Equity Securities.   Certain of the Funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.
While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.
Eurodollar and Yankee Dollar Obligations.   Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Event-Linked Bonds.   Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event
14

or losses may be based on company-wide losses, index fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Floaters and Inverse Floaters.   Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but a Fund will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
In addition, a Fund may invest in inverse floating rate obligations, which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.
Foreign Currency.   A Fund may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and income. In addition, although a portion of a Fund’s investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Certain Funds may also invest in foreign currency transactions using derivative instruments such as forwards, futures, options (including listed and OTC options), and options on futures, in order to seek to enhance returns or hedge against a change in the value of a currency. Hedging transactions involve costs and may result in losses. Certain of the Funds may also write call options on foreign currencies to offset some of the costs of hedging those currencies. A Fund’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).
15

Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. A Fund will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. For more information on OTC options, see the section on “Over-the-Counter Options.”
Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. In addition, the price of any foreign currency futures or foreign currency options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised. Whether a foreign currency hedge benefits a Fund will depend on the ability of a Fund’s Sub-Adviser to predict future currency exchange rates.
The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on futures transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Fund, sold by a Fund but not yet delivered or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.
Participation in foreign currency futures and foreign currency options transactions may involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies to settle obligations. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign currency futures or foreign currency options transaction occurs. For these reasons, when a Fund trades foreign currency futures or foreign currency options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Fund for foreign currency futures or foreign currency options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.
The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved with such transactions.
A Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see the section on “Swaps.”
16

For information on how Funds may use foreign currency forwards, see the section on “Forward Foreign Currency Transactions.” For more information on forwards, futures, and options, see the sections on “Forward Commitments,” “Futures Transactions,” and “Options Transactions.”
Forward Commitments, When-Issued and Delayed Delivery Securities.   Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a forward-commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
A Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Fund may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
A Fund may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Fund’s overall exposure, and to enhance the Fund’s return. Purchases made in an effort to enhance a Fund’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Fund’s payment obligation).
Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction satisfies the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Forward Foreign Currency Transactions.   A forward foreign currency exchange contract (“FX forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
A Fund may enter into FX forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts will include, but not be limited to, the following situations.
17

First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into an FX forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
Second, when a Fund’s Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into an FX forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into an FX forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate FX forward contracts for each currency held in a Fund.
The precise matching of the FX forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the FX forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers believe that it is important to have the flexibility to enter into such FX forward contracts when they determine that the best interests of the Funds will be served.
A Fund may enter into FX forward contracts for any other purpose consistent with the Fund’s investment objective and program. For example, a Fund may use foreign currency options and FX forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another.
At the maturity of an FX forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the FX forward contract (by “rolling” that contract forward) or may initiate a new FX forward contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in FX forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new FX forward contract to sell the foreign currency.
Should forward prices decline during the period between a Fund’s entering into an FX forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Fund may engage in a deliverable FX forward contract. The consummation of deliverable FX forward contracts requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because deliverable FX forward contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A deliverable FX forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a deliverable FX forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the deliverable FX forward contract through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. Although FX forward contracts settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions and all FX forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.
18

A Fund may engage in non-deliverable FX forward contracts (“NDFs”). NDFs are cash-settled, short-term FX forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to deliverable FX forward contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. See the sections on “Derivatives” and “Foreign Currency.” Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see the section on “Swaps” below.
Foreign Securities.   Certain of the Funds may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations, and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use is contained under the description of each of these instruments in this SAI.
Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s investment securities may
19

be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Fund.
The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.
A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted. A Fund’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective.
Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.
Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.
The transmission of COVID-19 and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that negatively affected the global economy. These impacts also caused significant volatility and declines in global financial markets, which caused losses for investors. Global and U.S. agencies declared an end to the global Public Health Emergency for COVID-19 in May 2023. However, the impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or
20

recession. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the COVID-19 pandemic and other epidemics and pandemics that may arise in the future, could cause a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.
Emerging Market Securities.   Certain of the Funds may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Certain emerging market countries may experience (i) less developed securities markets with low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.
The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which
21

they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.
The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.
Eastern European and Russian Securities.   Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in several of the smaller states and political turmoil and popular uprisings still pose threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. Such risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, unpredictable taxation, corruption, inadequate regulation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, and especially their continued dependence on the Western European zone for credit and trade, which may have a negative effect on a Fund’s investments in the region.
The securities markets of Eastern European countries, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Fund's ownership rights could be lost. While applicable regulations may impose liability on registrars for certain losses, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Additionally, Russia has attempted to assert its influence in the region through economic and even military measures. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. These events have had and may continue to have significant adverse effects on regional and global economic markets for securities and commodities, including adverse effects on global markets’ performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian issuers. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, have impacted and may continue to impact Russia’s economy and issuers of securities in which the Funds invest. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.
Governments in the United States and many other countries have imposed economic sanctions, which consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes, bans on Russian airlines and ships from using other countries’ airspace and ports, and prohibition of all business against certain Russian individuals, including politicians, and Russian corporate and banking entities. Additionally, the European Union (“EU”) and certain other countries have removed
22

selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. The United States has banned oil and other energy imports from Russia, and the United Kingdom (“U.K.”) phased out oil imports from Russia in January 2023. These and other sanctions, and the imposition or threat of further sanctions, may result in the further decline of the value and liquidity of Russian securities, a further weakening of the ruble, downgrades in Russia’s credit rating, or other adverse consequences to the Russian economy. These sanctions have also resulted in asset freezes of Russian securities, commodities, resources and/or funds invested in prohibited assets, impairing the ability of the Funds to buy, sell, receive or deliver those securities and/or assets. As of the date of this SAI, the Funds' holdings in Russian securities (if any) are valued at zero, and prospects for recouping any value are remote. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions. As a result, a Fund’s performance may be adversely affected.
Even prior to the invasion of Ukraine and consequent imposition of sanctions on Russia, compared to most national stock markets, the Russian securities market suffered from a variety of problems not encountered in more developed markets. The relatively recent formation of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.
The National Settlement Depository (“NSD”) has been a recognized central securities depository of the Russian Federation. In response to Russia's invasion of Ukraine in 2022, the EU added the NSD to its list of sanctioned entities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause an investor in Russian securities to incur losses due to a counterparty’s failure to pay for securities the investor has delivered or an investor’s inability to complete its contractual obligations because of theft or other reasons. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Decreases in the prices of commodities, which have in the past pushed the whole economy into recession, have demonstrated the sensitivity of the Russian economy to such price volatility. In addition to the significant adverse effects stemming from the war in Ukraine discussed above, over the long term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.
The Russian ruble has been subject to significant devaluation as a result of actions taken in response to the invasion of Ukraine and there is a risk of significant further devaluation. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.
Environmental, Social and Governance (ESG) Considerations.   Certain of the Funds incorporate Environmental, Social and Governance (“ESG”) considerations into their investment practices, as described in the Prospectus. Consideration of ESG factors in the investment process may limit the types and number of investment opportunities available to a Fund, and therefore carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider ESG factors or use a different methodology to identify and/or integrate ESG factors. The integration of ESG considerations may affect a Fund’s exposure to certain sectors or types of investments and may impact a Fund’s relative investment performance depending on whether such
23

sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Fund temporarily to hold securities that do not comply with the Fund’s responsible investment principles. Information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Fund’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. There is also a risk that a Fund could have indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers that do not meet the relevant ESG criteria used by the Fund. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security, as ESG is not a uniformly defined characteristic. As a result, the Fund’s ESG criteria may not reflect the values and beliefs of any particular investor. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance. The regulatory landscape for ESG investing in the United States is evolving, and future rules or regulations may require a Fund to change its investment process.
European Securities.   The EU’s Economic and Monetary Union, which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and their trading partners.
The European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.
The full impact of the U.K.’s withdrawal from the EU, commonly referred to as “Brexit,” and the nature of the future relationship between the U.K. and the EU remain unclear. The effects of Brexit on the U.K. and EU economies could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the U.K. and the EU. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Until the full economic effects of Brexit become clearer, there remains a risk that Brexit may negatively impact a Fund’s investments and cause it to lose money. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as government or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.
24

Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, have had and could continue to have a severe adverse effect on both the region and the global economy, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. How long such military action and related events will last cannot be predicted. These events may result in further significant adverse effects on regional and global economic markets for securities and commodities, including adverse effects on global markets’ performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian issuers.
Latin America
Inflation —  Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Recent persistent inflation and tightening global financial conditions could lead to decelerating economic growth in the region.
Political Instability —  Certain Latin American countries have historically suffered from social, political, and economic instability, and volatility, currency devaluations, government defaults and high unemployment rates. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is ongoing and foreign trade restrictions have been relaxed.
Nonetheless, there can be no guarantee that such trends will continue or that the desired outcomes of these developments will be successful. In addition, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares.
Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the long-term implications of the United States-Mexico-Canada Agreement, the 2020 successor to North American Free Trade Agreement (i.e., NAFTA), are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and hyperinflation.
Dependence on Exports and Economic Risk —  Certain Latin American countries depend heavily on exports to the U.S., investments from a small number of countries, and trading relationships with key trading partners including the U.S., Europe, Asia and other Latin American countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities experienced volatility driven, in part, by a continued slowdown of growth in China and the effects of the COVID-19 pandemic. If growth in China remains slow, or if global economic conditions worsen, prices for Latin
25

American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.
Sovereign Debt —  Latin American economies generally are heavily dependent upon foreign credit and loans, and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition to risk of default, debt repayment may be restructured or rescheduled, which may impair economic activity. Moreover, the debt may be susceptible to high interest rates, which increase the region's debt-servicing costs, and may reach levels that would adversely affect Latin American economies. In addition, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. Low or slowing growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.
Pacific Basin Region.   Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.
The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The economies of certain Asian countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity
26

in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s investments.
Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
Chinese Companies.   Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; ( j) the risk that the Chinese government may decide not to continue to support the economic reform programs and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with operations in China as well as PCAOB-registered auditing firms in China. The Holding Foreign Companies Accountable Act of 2020 (“HFCAA”) requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that PCAOB determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction
27

(“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer's shares will be prohibited in U.S. exchange and over-the-counter markets. In August 2022, the PCAOB secured a written agreement with the China Securities Regulatory Commission (“CSRC”) and the Ministry of Finance of the PRC for achieving access by the PCAOB to inspect and investigate firms in mainland China and Hong Kong. The PCAOB has since pursued such inspections and has announced resulting settled disciplinary orders and sanctions. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, are evolving and any future legislation, regulations or rules may require a Fund to change its investment process, which could result in substantial investment losses.
Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States’ signing a partial trade agreement with China in 2020 that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.
On June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to any securities, of issuers designated “Chinese Military-Industrial Complex Companies” by the Department of the Treasury’s Office of Foreign Asset Control. This executive order superseded a prior similar order from then-President Trump. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change due to, among other things, the change in the U.S. presidential administration. Recent guidance permitted U.S. investors to purchase interests in investment funds not making any new purchases of designated securities and “seeking to” divest their holdings of such securities during the applicable divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a Fund. U.S. investment advisors are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. On August 9, 2023, President Biden issued a subsequent executive order intended to restrict investments in certain companies, including certain Chinese companies, operating in specific technology-related industries. The effect of the order, and any related regulations or guidance, is not yet known.
Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.
For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected,
28

which in turn could negatively affect markets and business performance. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there has been a great deal of political unrest, which may result in economic disruption.
China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
China A-Shares.  China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Regulations that came into effect on June 6, 2020 superseded certain post-registration rules applicable to QFII and RQFII regimes and removed prior quota restrictions on investment in A-shares. However, as of the date of this SAI, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of capital, it is uncertain whether and how it will be implemented in practice.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of
29

price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
China Variable-Interest Entities.  Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value.
On December 24, 2021, the CSRC published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, required Chinese companies that pursued listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. On February 17, 2023, the CSRC published new regulations (the “Final Rules”), which took effect on March 31, 2023 and are similar to the Draft Rules. Under the Final Rules, the CSRC is authorized to accept and review applications for overseas offerings and listings to ensure they are consistent with Chinese regulations and policy, and will remain authorized to accept or reject the filings of any overseas offering and listing application after a review process. Because the Final Rules are new, it is uncertain as to how they will be implemented in practice and how they could impact the Funds. It is also unclear how the Final Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies. There is no guarantee that the mainland Chinese government or a mainland Chinese regulator will not interfere with the operation of VIE structures.
China Bond Connect.  Certain Funds may invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects a Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Futures Transactions.   Futures contracts (a potentially high-risk investment) enable a Fund to buy or sell an asset in the future at an agreed upon price. This may include the purchase and sale of foreign currency futures contracts as a hedge against possible variations in foreign exchange rates.
30

A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.
No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a Fund. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.
A Fund will incur brokerage fees when it purchases and sells futures contracts. Transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Funds, as specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. If a Fund has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.
The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of
31

unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.
Successful use of futures contracts by a Fund for hedging purposes is also subject to the Adviser’s or Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.
Interest Rate Futures Contracts.   Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract, as of March 1, 2024, is the Secured Overnight Financing Rate (“SOFR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period. To the extent a reference rate was based on the London Inter-Bank Offered Rate (“LIBOR”), a Fund could be exposed to additional risk. See the “LIBOR Rate Risk” section for additional information on the phasing out of LIBOR.
Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
Securities Index Futures Contracts.   A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Fund’s total investment return or to protect a Fund’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage
32

costs that may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a Fund. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.
By establishing a “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.
A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
Hybrid Instruments.   Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Fund may not be successful.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the
33

hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Fund that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Fund’s share price and income level.
Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund.
Illiquid Securities or Non-Publicly Traded Securities.   A Fund may invest in illiquid securities or non-publicly traded securities. The inability of a Fund to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the Adviser or Sub-adviser determines they are liquid. Most such securities held by a Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.
A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. A Fund may find these investments difficult to value. In addition, a Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
To the extent that a Fund acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding
34

during any period of less than 30 days. Shares held by a Fund in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.
Inflation-Indexed Securities.   Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.
In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.
In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Fund generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Insured Bank Obligations.   The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless a Fund determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.
Investment Company Securities.   Certain of the Funds may invest in the securities of other investment companies, to the extent permitted by the 1940 Act and the rules thereunder and by any applicable exemptive orders issued by the SEC. Investment company securities include securities of other open-end, management investment companies (commonly called mutual funds), ETFs, closed-end investment companies, and unit investment trusts. Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company (such as a Fund) from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company, except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. The 1940 Act further prohibits an investment company from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Notwithstanding the foregoing restrictions, Rule 12d1-4 under the 1940 Act permits a Fund to invest in other investment companies beyond the statutory limits discussed above, subject to certain conditions. Rule 12d1-4 includes conditions related to (i) limits on control and voting; (ii) required evaluations and findings related to investments in other investment companies; (iii) agreements between an acquiring and an acquired investment company; and (iv) limits on complex structures. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company
35

level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over the counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Fund’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.
Passive Foreign Investment Companies.   Certain Funds may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Fund) bear similar expenses of such funds. PFICs in which a Fund may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain federal income tax consequences (see the section of this SAI entitled “Taxation”).
ETFs.   Certain of the Funds may invest in ETFs and other pooled investment vehicles. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange and that hold a portfolio of securities or other financial instruments. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. As discussed above in “Investment Company Securities”, Rule 12d1-4 permits a Fund to invest in other investment companies, including ETFs, beyond certain statutory limits in the 1940 Act, subject to certain conditions. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a Fund that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.
Investment Grade Securities.   Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or Sub-Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or Sub-Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Fund.
Non-Investment Grade Securities or “Junk Bonds.”   Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or Sub-Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.
Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Fund’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Fund’s investment objective will be more dependent on the Adviser’s or Sub-Adviser’s analysis than would be the case if the Fund were investing in higher rated securities.
Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation
36

that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Fund’s investment in such securities. If a Fund experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Adviser or Sub-Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may find it difficult to value its junk bonds accurately. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Adviser. It is the policy of the Adviser and each Sub-Adviser not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.
Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.
Credit Ratings.   Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.
Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. A Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.
37

In addition to ratings assigned to individual bond issues, the Adviser or the applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.
LIBOR Rate Risk.   Many debt securities, derivatives and other financial instruments have historically utilized LIBOR as the reference or benchmark rate for variable interest rate calculations. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced that after 2021 it would cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited (the “ICE”), the current administrator of LIBOR, ceased publishing most LIBOR maturities on December 31, 2021, and the remaining and most liquid U.S. dollar LIBOR maturities ceased to be published after June 30, 2023.
The FCA previously announced that it would require the ICE to continue publishing a 3-month synthetic sterling LIBOR, which is expected to cease at the end of March 2024, and would require the ICE to continue publishing 1-, 3- and 6-month U.S. dollar LIBOR until September 30, 2024 using an unrepresentative synthetic methodology (“synthetic U.S. dollar LIBOR”). Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives but may be used in certain un-transitioned legacy contracts. There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
In 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the U.S. Federal Reserve (“Federal Reserve” or “Fed”), announced its selection of a new Secured Overnight Funding Rate (“SOFR”), a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR. (Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.) SOFR is fundamentally different from LIBOR; SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, while term SOFR for various maturities has been adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Term SOFR rates for various maturities may not have been available, recommended, or operationally feasible at the applicable benchmark replacement date.
Various financial industry groups have planned for and have implemented the transition from LIBOR to SOFR or another new benchmark, but, in certain instances, the transition process may have resulted in, or may result in, increased volatility and illiquidity in markets that relied on LIBOR to determine interest rates. It may also have caused, or lead to, a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based instruments. These effects could occur particularly with respect to synthetic values of LIBOR.
Loans, Loan Participations, Assignments, and Other Direct Debt Instruments.   Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A Fund may invest in secured and unsecured loans.
A Fund may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the Fund the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) through an assignment in which a Fund succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.
38

Participation Interests —  In purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a Fund would not likely have any rights against the borrower directly. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Assignments —  When a Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Creditworthiness —  A Fund’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the Adviser or Sub-Adviser may consider, and may rely in part, on analyses performed by others. Because loan interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the Adviser or Sub-Adviser or the original lending institution. In selecting the loans and other direct indebtedness that a Fund will purchase, the Adviser or Sub-Adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.
Agents —  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management
39

of its own property. In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral —  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a Fund invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity —  Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a Fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. To the extent that the Adviser or Sub-Adviser determines that any such investments are illiquid, they will be subject to a Fund’s restrictions on investments in illiquid securities.
Prepayment Risk —  The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.
Borrower Covenants —  Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known
40

as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Fund’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. A Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a Fund’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.
Available Information —  Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such as a Fund) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s or Sub-Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Fund.
Fees and Expenses —  A Fund may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a Fund may incur expenses associated with researching and analyzing potential loan investments, including legal fees.
Leveraged Buy-Out Transactions —  Loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Obligations to Make Future Advances —  Certain of the loans and other direct indebtedness acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a Fund to increase its investment in a company at a time when a Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Master Limited Partnerships.   Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships
41

is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage-Backed or Mortgage-Related Securities.   Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future.
The U.S. Treasury historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and
42

the special purpose entities make payments to the investors. The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. In the event of a default on the obligations to noteholders, noteholders have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities, and a Fund investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
There remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also were the subject of several class action lawsuits and investigations by federal regulators, which (along with any final resulting financial losses or restatements) may adversely affect the guaranteeing entities. In addition, the future of Fannie Mae and Freddie Mac is in question as Congress may consider reforms of Fannie Mae and Freddie Mac, which could address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in the Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest
43

rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, a Fund may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Fund. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Fund may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.
MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.
A Fund may invest in CMOs and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.
CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund that invests in CMOs.
Stripped MBS are created when a U.S. government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”)
44

receives interest payments from the same underlying security. A Fund may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds— which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund may invest in various tranches of CMO bonds, including support bonds.
A Fund may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Fund would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, and other factors which are beyond the control of a Fund or the Adviser or any Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage Dollar Rolls.   A Fund may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage
45

prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s or Sub-Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Fund enters into a transaction is not obligated to return the same securities as those originally sold by the Fund, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a Fund’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Fund. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Fund’s overall limitations on investments in illiquid securities.
Rule 18f-4 permits a Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction satisfies the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Municipal Securities.   A Fund may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.
The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments in municipal securities.
46

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal securities.
Options Transactions.   A Fund may write and purchase put and call options. An option (a potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.)
Writing Call Options.   A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.
A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.
Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.
When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.
A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.
Writing Put Options.   The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable
47

or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.
A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.
Purchasing Put and Call Options.   A Fund may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that a Fund intends to purchase pending their ability to invest in an orderly manner in those securities. A Fund may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.
Options on Futures Contracts.   A Fund may purchase and write exchange-traded call and put options on futures contracts of the type which the Fund is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.
Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.
Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.
If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.
Securities Index Options.   A Fund may write put and call options and purchase call and put options on securities indices for the purpose of increasing the Fund’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive
48

a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”
The 1290 Loomis Sayles Multi-Asset Income Fund writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Fund’s Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates, either on the records of the Adviser or Sub-Adviser or with the Fund’s custodian, cash or other liquid assets having a value equal to or greater than the exercise price of the option.
Securities index options are subject to exclusive SEC jurisdiction.
A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Fund from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Fund’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the net asset value of the Fund’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.
Over-the-Counter Options.   A Fund may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and any securities used as “cover” for such options, may be considered illiquid securities. A Fund may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which a Fund can repurchase the option at any time. A Fund may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Fund has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the OTC option written by
49

it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see the section on “Swaps.”
Participatory Notes.   A Fund may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.
Preferred Stocks.   Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.
Precious Metals.   Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.
Real Estate Industry Investing.   Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.
50

Real Estate Investment Trusts (REITs).   REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a Fund that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.
A shareholder in any Fund, by investing in REITs indirectly through the Fund, will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”
Recent Market Conditions.   U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Due to concerns regarding recent high inflation in many sectors of the U.S. and global economies, the Fed and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation, and they may continue to do so. It is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach in the future. Fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation. Changes in government or central bank policies could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.
The Fed’s or foreign central banks’ actions may result in an economic slowdown in the United States and abroad. There are concerns that monetary policy may provide less support should economic growth slow. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an
51

extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. In addition, widespread loan defaults in the commercial real estate sector could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there has been a significant increase in the amount of debt due to the economic effects of the coronavirus disease (COVID-19) pandemic and ensuing economic relief and public health measures. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the value of markets, sectors and companies in which a Fund invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, a U.S. government shutdown (or the threat of such a shutdown), and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Tensions, war, or other open conflicts between nations, such as between Russia and Ukraine, in the Middle East, and in eastern Asia, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities or military actions and the repercussions of such actions are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. The resulting adverse market conditions could be prolonged. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Fund. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the coronavirus disease (COVID-19) pandemic caused significant volatility and severe losses in global financial markets. The COVID-19 pandemic and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, higher default rates, widespread business closures and layoffs, travel restrictions and border closings, extended quarantines and stay-at-home orders, event and service cancellations, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. The continued impact of COVID-19 is uncertain. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
Slowing global economic growth, the rise in protectionist trade policies, and changes to some major international trade agreements (including, for example, the trade agreement between the U.K. and EU) could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. The United States has developed increasingly strained relations with
52

a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If relations between the United States and China do not improve or continue to deteriorate, or if China were to attempt unification of Taiwan by coercion or force, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s investments may go down.
Advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a Fund. As artificial intelligence is used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could impact the overall performance of a Fund.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which the Funds invest, and on the overall performance of a Fund.
Repurchase Agreements.   A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in the Fund’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.
Repurchase agreements may have the characteristics of loans by a Fund. During the term of a repurchase agreement, a Fund, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.
A Fund intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Adviser and the Sub-Advisers to present minimal credit risks. A Fund generally will not enter into a repurchase agreement maturing in more than seven days. Repurchase agreements that mature in more than seven days are generally considered illiquid.
Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the
53

repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.   A Fund may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. A Fund may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a Fund. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Fund. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Fund retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund’s net asset value.
In “dollar roll” transactions, a Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Fund’s forward commitment to repurchase the subject security.
Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a Fund may increase the Fund’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In addition, when a Fund invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a Fund might be unable or unwilling to deliver them when that Fund seeks to repurchase, which may result in losses to the Fund. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and a Fund’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Fund.
Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats all such transactions as Derivatives Transactions under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Securities Lending.   A Fund may lend securities to brokers, dealers, other financial institutions and other eligible persons needing to borrow securities to complete certain transactions. A Fund that engages in securities lending remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. However, it does not have the right to vote on securities while they are on loan. A Fund has the right to terminate a securities loan at any time, including in order to vote proxies that the Adviser or Sub-Adviser has determined are material to the Fund’s interests. If a Fund terminates a securities loan, it will forgo any income on the loan after the termination. A Fund has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with securities
54

trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. There can be no assurance that securities will be returned following termination in time to permit the Fund to vote proxies for the returned securities.
Collateral for securities loans must be maintained in the form of cash or U.S. government or agency securities with a value equal to at least 102% (or 105%, as applicable) of the current market value of the securities loaned (other than in the case of U.S. Treasury securities, where the value of posted collateral must equal the lesser of 102% of the loaned securities’ current market value or 100% of the loaned securities’ par value). If the collateral consists of cash, a Fund will be contractually required to reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment, which could reduce reinvestment earnings on the cash collateral. If the collateral consists of securities, the borrower will be contractually required to pay a Fund a loan premium fee. A Fund may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of a Fund derived from lending the Fund’s securities. Should the borrower of securities fail financially, a Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Fund’s loans are concentrated with a single borrower or a limited number of borrowers. A Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments, such as government money market funds and repurchase agreements.
Subject to the terms of the Trust’s securities lending agreement with the Lending Agent, the Lending Agent is contractually required to indemnify the Funds participating in the securities lending program against a borrower’s insolvency or default in performing its obligations under a securities loan. Nevertheless, the Funds remain subject to counterparty risk in connection with securities loans, including the risk that the Lending Agent’s indemnity may not be available or the Lending Agent may be unable to perform its obligations under the indemnification arrangement.
Short Sales.   Certain of the Funds may enter into a short sale. A “short sale” is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Sub-Adviser (or by the Fund’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Funds will incur transaction costs in effecting short sales.
A Fund may, but is not required to, engage in short sales that are “covered”. In a covered short sale, a Fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser or Sub-Adviser determines to be liquid in accordance with procedures established by the Fund’s Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or an acceptable price.
A Fund must comply with Rule 18f-4 with respect to its short sale borrowings, which are considered Derivatives Transactions under the rule. For more information about these practices, see the “Derivatives” section.
55

Short-Term Investments.   Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment generally is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which a Fund may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions. For cash management purposes, a Fund also may invest in money market funds, including money market funds managed by the Adviser. Generally, these investments offer less potential for gains than other types of investments.
Small Company Securities and Micro-Cap Company Securities.   Investing in securities of small companies may involve greater risk than investing in better known, larger companies since securities of smaller companies may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than larger, more established ones, and smaller companies may be dependent for management on one or a few key persons.
Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.
Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s or Sub-Adviser’s judgment, such disposition is not desirable.
Structured Products.   A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond
56

that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Credit-Linked Securities.   Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Commodity-Linked Notes.   Commodity-linked notes are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.
Exchange-Traded Notes (ETNs).   ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.
57

Structured Notes.   Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.
Swaps.   Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.
With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.
Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting
58

requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.
A Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). A Fund may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Fund may only enter into swap transactions where its Adviser or Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.
Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Fund at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.
The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Fund’s Adviser or Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including implementing regulations adopted under the Dodd-Frank Act, will adversely affect a Fund’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the SEC, the CFTC and banking regulators that require a Fund to post margin on OTC swaps. The CFTC and banking regulators require posting of initial margin if a Fund has a “material swaps exposure,” and meets a minimum margin threshold of $50 million. Clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. The SEC requires posting of initial margin once a Fund meets a minimum margin threshold of $50 million regardless of “material swaps exposure.” These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
A Fund may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.
59

Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).
Inflation swaps into which a Fund may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.
Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.
Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.
An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
A Fund also may enter into credit default swap agreements or invest in indices of credit default swaps (CDX). The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Fund generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Fund would effectively add leverage because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
60

In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.
CDX indices are benchmark indices made up of credit default swaps that have been issued by North American and emerging market companies. The indices are currently rebalanced every six months. A CDX index is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade, or emerging markets) and provide an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow a Fund to obtain the same investment exposure as entering into an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure.  Investment in a CDX index is susceptible to illiquidity risk, counterparty risk, and credit risk, and other risks associated with credit default swap agreements, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.
A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
By entering into a CFD, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Fund’s shares, may be reduced.
A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its swap and security-based swap transactions, which are considered Derivatives Transactions under the rule. For more information about these practices, see the “Derivatives” section.
Time and Demand Deposits.   Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.
Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.
61

Temporary Investment.   If a Fund believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of its assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this SAI, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.
U.S. Government Securities.   U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.
U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time.
U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Both S&P (in August 2011) and Fitch (in August 2023) have downgraded their long-term sovereign credit ratings on the U.S. from “AAA” to “AA+”. A further downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Variable Rate Notes.   The commercial paper obligations a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes
62

in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. There are no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.
Warrants.   Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.
Zero-Coupon Bonds and Payment in-Kind Bonds.   Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Fund that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Portfolio Turnover.  The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser, Sub-Advisers or when one Sub-Adviser replaces another, necessitating changes in the Fund it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, within and outside the control of a Fund, the Adviser and a Sub-Adviser, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, changes in the Adviser’s or a Sub-Adviser’s investment outlook or changes in the Sub-Adviser managing the Fund, as well as changes in roll transaction volume. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Fund and its shareholders. A Fund’s Adviser or Sub-Adviser will consider the economic effects of portfolio turnover but generally will not treat a Fund’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or a Sub-Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Fund are made by the Adviser or a Sub-Adviser, as applicable, independently. Thus, one Sub-Adviser could decide to sell a security when another Sub-Adviser decides to purchase the same security, thereby increasing a Fund’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Fund are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Fund’s Prospectus.
63

It is anticipated that, during the fiscal year ending October 31, 2024, 1290 Avantis® U.S. Large Cap Growth Fund will experience a significant variation in its portfolio turnover rate from the fiscal year ended October 31, 2023, primarily due to portfolio transaction activity related to the appointment of a Sub-Adviser for the Fund and repositioning the Fund.
A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Certain investment restrictions, which normally apply at the time of investment, do not apply to Roll Transactions. A Fund will test for compliance at the time of the Fund’s initial entry into a position, but percentage limitations and absolute prohibitions may not be applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
Portfolio Holdings Disclosure Policy
The 1290 Funds (the “Trust”) has adopted this Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each Fund. It is the policy of the Trust to protect the confidentiality of material, non-public information about each Fund’s portfolio holdings and to prevent the selective disclosure of such information.
Each Fund will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including the annual and semi-annual reports to shareholders which are transmitted to shareholders within 60 days after the end of each fiscal year and fiscal half-year, respectively, for which the reports are made, and filed with the SEC on Form N-CSR within ten days after the reports are transmitted to shareholders. Monthly portfolio holdings reports on Form N-PORT are filed with the SEC within 60 days after the end of each fiscal quarter, and each Fund’s complete portfolio holdings as of its first and third fiscal quarter ends are made publicly available 60 days after the end of each quarter. Reports on Forms N-CSR and N-PORT are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on its website at www.1290funds.com.
The Trust generally makes publicly available top portfolio holdings (typically, each Fund’s top fifteen (15) holdings) on a quarterly basis at the following website: www.1290Funds.com. Copies of such information are also available upon request to the 1290 Funds. Except as noted below, all such information generally is released with a 15-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 15th day following such quarter-end.
The Trust, through the Adviser, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. There are ongoing arrangements with the Sub-Administrator (JPMorgan Chase Bank, N.A.), the Custodian (JPMorgan Chase Bank, N.A.), execution management services provider (Neovest, Inc.), certain third-party data services (Bloomberg PLC), website hosting services (ALPS Funds Services Inc.), and mutual fund evaluation services (Morningstar, Inc.). Each of these third parties receives portfolio holdings information at month end, with the exception of JPMorgan Chase Bank, N.A., Neovest, Inc. and Bloomberg PLC which receive such information daily. Each of these third parties, either by explicit agreement or by virtue of its respective duties to the 1290 Funds, is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.
In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Fund to service providers that have contracted to provide services to the 1290 Funds, and other organizations, which may include, but are not limited to: Equitable Financial Life Insurance Company; the Adviser; the Sub-Advisers; transition managers; the independent registered public accounting firm, PricewaterhouseCoopers LLP; counsel to the Funds or the non-interested trustees of the 1290 Funds (K&L Gates LLP, and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; peer analysis services; performance review services (eVestment Alliance); back office services (SunGard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson
64

Reuters); trade execution management and/or analysis (GTA Babelfish, LLC, FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over-the-counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Funds; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401k administrator (Fidelity); tax services (PricewaterhouseCoopers LLP, Deloitte); and liquidity risk management services (BlackRock, Inc.). The Sub-Advisers may contract with additional third parties to provide services to the 1290 Funds. The entities to which each Fund voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.
On a case-by-case “need to know” basis, the 1290 Funds’ Chief Financial Officer or Vice President, subject to the approval of the Adviser’s Legal and Compliance Group and the 1290 Funds’ Chief Compliance Officer (“CCO”), may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Fund shareholders. In all cases, the approval of the release of non-public portfolio holdings information by the Adviser’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Funds and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The 1290 Funds does not disclose its portfolio holdings to the media.
The Adviser is responsible for administering the release of portfolio holdings information with respect to the Funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of the Adviser’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the 1290 Funds, the Adviser or any other person in connection with their disclosure of portfolio holdings information.
The Adviser’s Legal and Compliance Group and the 1290 Funds’ CCO monitor and review any potential conflicts of interest between the Funds’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The 1290 Funds’ Board has approved this policy and determined that it is in the best interest of the Funds. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives from the 1290 Funds’ CCO quarterly reports regarding any violations or exceptions to this policy that were granted by the Adviser’s Legal and Compliance Group.
Management of the 1290 Funds
The Board of Trustees
The 1290 Funds’ Board is responsible for the overall management of the 1290 Funds and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the 1290 Funds who are responsible for administering the 1290 Funds’ day-to-day operations. The Trustees of the 1290 Funds are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The address of each Trustee is c/o 1290 Funds, 1345 Avenue of the Americas, New York, New York 10105. The registered investment companies in the fund complex include EQ Advisors Trust and the 1290 Funds. All of the Trustees are also Trustees of EQ Advisors Trust.
65

The Trustees
Name and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from June 2014 to present; President from September 2023 to present	Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to present) of EIM II; Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (August 2023 to present) of EIM (as defined below); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.	126	None.
Independent Trustees
Mark A. Barnard (1949)	Trustee	February 2017 to present	Retired. Previously, Managing Director – Private Investments, Howard Hughes Medical Institute,2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	126	None.
Michael B. Clement (1957)	Trustee	January 2019 to present	Professor of Accounting, University of Texas, from 1997 to 2002 and from 2004 to present (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023 to present.	126	New York Mortgage Trust
66

Name and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Donald E. Foley (1951)	Trustee	June 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	126	BioSig Technologies, Inc.; Wilmington Funds (12)
Patricia M. Haverland (1956)	Trustee	April 2022 to present	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	126	None.
Marcia Haydel*** (1962)	Trustee	January 2024 to present	Founding Partner and Managing Director, Performance Equity Management, 2005 to present; Portfolio Manager, General Motors Investment Management, 1999 to 2005; Vice President, Alliance Capital Management, 1998 to 1999.	126	None.
Kimberly Thompson Laughton*** (1963)	Trustee	January 2024 to present	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President — Mutual Funds enterprise from 2003 to 2005, and Vice President — Fixed Income enterprise from 1999 to 2002.	126	None.
H. Thomas McMeekin (1953)	Trustee	June 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	126	None.
67

Name and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Jeffery S. Perry (1965)	Trustee	April 2022 to present	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	126	Fortune Brands Innovations, Inc.; MasterBrand, Inc.
Gary S. Schpero (1953)	Chairman of the Board	Independent Trustee from June 2014 to present; Chairman of the Board from October 2017 to present; and Lead Independent Trustee from June 2014 to September 2017	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	126	Blackstone Funds (4)
Kathleen Stephansen (1954)	Trustee	January 2019 to present	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research - AIG Asset Management from 2010 to 2016.	126	None.
*
Affilliated with the Adviser.
**
Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 76 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.
***
Ms. Haydel and Ms. Laughton each served as a consultant to the Board from September 1, 2023, to December 31, 2023. Ms. Haydel and Ms. Laughton each began serving as a Trustee of the Trust effective as of January 1, 2024.
†
The registered investment companies in the fund complex include the Trust and EQ Advisors Trust. Mr. Joenk serves as Trustee, President and
68

Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such registered investment company.
Qualifications and Experience of the Trustees
In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the 1290 Funds and protecting the interests of each Fund’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the 1290 Funds is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the 1290 Funds in light of the 1290 Funds’ business activities and structure.
Interested Trustee
Steven M. Joenk —  Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the 1290 Funds and other registered investment companies, including other registered investment companies in the fund complex.
Independent Trustees
Mark A. Barnard —  Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Michael B. Clement —  Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Donald E. Foley —  Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Patricia M. Haverland —  Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, and has experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation.
Marcia Haydel —  Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Haydel served as a consultant to the Boards of Trustees of 1290 Funds and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.
Kimberly Thompson Laughton —  Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Laughton served as a consultant to the Boards of Trustees of 1290 Funds and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.
H. Thomas McMeekin —  Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and
69

organizations, and has multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Jeffery S. Perry —  Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, and multiple years of service on the boards of public and non-profit organizations and a college.
Gary S. Schpero —  Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.
Kathleen Stephansen —  Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Board Structure
The Board currently is comprised of eleven Trustees, ten of whom are not “interested persons” (as that term is defined in the 1940 Act) of the 1290 Funds (“Independent Trustees”). The Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.
The Board holds seven regular meetings each year to consider and address matters involving the 1290 Funds and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference or by telephone.
The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the 1290 Funds, the number of Funds offered by the 1290 Funds and the other registered investment companies in the fund complex, the number of Trustees overseeing the 1290 Funds and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the 1290 Funds’ business activities, manager of managers advisory structure and its offering as a retail investment product.
Risk Oversight
The management of various risks relating to the administration and operation of the 1290 Funds and its Funds is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the 1290 Funds or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the 1290 Funds and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the 1290 Funds and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the 1290 Funds and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to
70

eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the 1290 Funds and from other service providers. The Board requires senior officers of the 1290 Funds, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the 1290 Funds’ internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the 1290 Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the 1290 Funds’ CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the 1290 Funds’ compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Valuation Designee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the 1290 Funds’ primary service providers on a periodic or regular basis, including the Sub-Advisers to the Funds, as well as the 1290 Funds’ custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited.
Committees of the Board
The Audit Committee’s function is to oversee the 1290 Funds’ accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the 1290 Funds’ financial statements and the independent audit thereof, and act as a liaison between the 1290 Funds’ independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the 1290 Funds’ independent accountants and evaluates their independence; meets with the 1290 Funds’ independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the 1290 Funds’ financial statements and the 1290 Funds’ financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the 1290 Funds by the independent accountants. The Audit Committee held four meetings during the fiscal year ended October 31, 2023. Mr. Clement serves as the Chair of the Audit Committee.
The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the 1290 Funds’ CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the 1290 Funds’ CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the 1290 Funds’ compliance program. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee held five meetings during the fiscal year ended October 31, 2023. Mr. McMeekin serves as the Chair of the Governance Committee.
The Investment Committee’s function is to assist the Board in its oversight of Fund investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers during in-person or videoconference presentations made throughout the year. The Investment
71

Committee held five meetings during the fiscal year ended October 31, 2023. Mr. Barnard, Mr. Foley and Ms. Stephansen serve as Co-Chairs of the Investment Committee.
Compensation of the Trustees
For services to the 1290 Funds and EQ Advisors Trust, each Independent Trustee receives an annual retainer of $435,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $165,000; the Chair of the Audit Committee receives an annual retainer of $40,000; the Chair of the Governance Committee receives an annual retainer of $55,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $40,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The following table sets forth the aggregate compensation paid to the Trustees by the Trust and the total compensation paid by the Trust and the other registered investment companies that were part of the fund complex for the fiscal year ended October 31, 2023.
Trustee Compensation
for the Fiscal Year Ended October 31, 20231
Trustee	Aggregate Compensation from 1290 Funds	Pension or Retirement Benefits Accrued As Part of 1290 Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from 1290 Funds and Fund Complex Paid to Trustees[2]
Interested Trustee
Steven M. Joenk	$-	$-	$-	$-
Independent Trustees
Mark A. Barnard	$3,752	$-	$-	$475,000
Thomas W. Brock[3]	$3,436	$-	$-	$435,000
Michael B. Clement	$3,752	$-	$-	$475,000
Donald E. Foley	$3,752	$-	$-	$475,000
Patricia M. Haverland	$3,436	$-	$-	$435,000
Marcia Haydel[4]	$806	$-	$-	$100,000
Kimberly Thompson Laughton[4]	$806	$-	$-	$100,000
H. Thomas McMeekin	$3,871	$-	$-	$490,000
Jeffery S. Perry	$3,436	$-	$-	$435,000
Gary S. Schpero	$4,740	$-	$-	$600,000
Kathleen Stephansen	$3,752	$-	$-	$475,000
1
The compensation reported in this table reflects the compensation arrangements in effect during the fiscal year ended October 31, 2023.
2
The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 126 series of the three registered investment companies in the fund complex during the fiscal year ended October 31, 2023.
3
Retired from the Board effective December 31, 2023.
4
The compensation reported in this table reflects compensation received by Mses. Haydel and Laughton for serving as consultants to the Board during the period September 1, 2023 to December 31, 2023. Mses. Haydel and Laughton were elected to the Board effective January 1, 2024.
As of December 31, 2023, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers or distributor of the 1290 Funds, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the 1290 Funds did not beneficially own shares of any Fund or of funds overseen in the same family of investment companies, except as set forth in the following table:
72

Trustee Ownership of Equity Securities as of December 31, 2023
Trustee	1290 Avantis® U.S Large Cap Growth Fund	1290 Diversified Bond Fund	1290 Essex Small Cap Growth Fund	1290 GAMCO Small/Mid Cap Value Fund	1290 High Yield Bond Fund	1290 Loomis Sayles Multi-Asset Income Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund
Interested Trustee
Steven M. Joenk	A	A	A	D	A	A	A	E
Independent Trustees
Mark A. Barnard	B	B	A	A	A	A	A	A
Michael B. Clement	A	A	A	C	A	A	A	C
Donald E. Foley	A	A	A	B	A	B	B	B
Patricia M. Haverland	A	A	C	A	A	A	A	C
H. Thomas McMeekin	A	A	A	C	A	A	A	C
Jeffery S. Perry	A	A	A	A	A	C	A	C
Gary S. Schpero	A	A	A	C	A	A	A	A
Kathleen Stephansen	A	A	A	B	A	C	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
Trustee	Aggregate Dollar Range of Equity Securities in All Funds Overseen in Family of Investment Companies*
Interested Trustee
Steven M. Joenk	E
Independent Trustees
Mark A. Barnard	C
Michael B. Clement	D
Donald E. Foley	C
Patricia M. Haverland	D
H. Thomas McMeekin	D
Jeffery S. Perry	C
Gary S. Schpero	C
Kathleen Stephansen	C
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
*
This column reflects information regarding ownership of equity securities issued by series in the Trust. Effective January 1, 2023, the Trust is advised by EIM II and is no longer part of the same “family of investment companies” with EQ Advisors Trust, which is advised by EIM (as defined below), an affiliate of EIM II. The Trust and EQ Advisors Trust are, however, part of the same “fund complex”.
Ms. Marcia Haydel and Ms. Kimberly Thompson Laughton were elected to the Board of Trustees of the 1290 Funds effective January 1, 2024, and, therefore, they are not included in the foregoing tables.
73

The 1290 Funds’ Officers
No officer of the 1290 Funds, other than the Chief Compliance Officer, receives any compensation paid by the 1290 Funds. Each officer of the 1290 Funds is an employee of the Adviser. Some of the officers are also officers of other funds in the fund complex. The 1290 Funds’ principal officers are:
Name, Address and Year of Birth*	Position(s) Held With Fund**	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from June 2014 to present; President from September 2023 to present; and Chairman of the Board from June 2014 to September 2017
Chairman of the Board and Chief
Executive Officer (January 2023 to
present) and President (August 2023 to
present) of EIM II; Chairman of the
Board and Chief Executive Officer (May
2011 to present) and President (August
2023 to present) of EIM; Senior Vice
President and Chief Investment Officer
of AXA Financial, Inc. (April 2017 to
2019); and Chief Investment Officer
(April 2017 to present) and employee
(September 1999 to present) of
Equitable Financial.

Brian Walsh (1968)	Chief Financial Officer and Treasurer	June 2014 to present
Senior Vice President of EIM II (June
2022 to present); Director (February
2011 to present) and Senior Vice
President (May 2011 to present) of EIM;
and Signatory Officer (November 2021
to present) and employee (February
2003 to present) of Equitable Financial.

Joseph J. Paolo**** (1970)	Chief Compliance Officer and Vice President	June 2014 to present
Chief Compliance Officer and Vice
President of EIM II (June 2022 to
present); Chief Compliance Officer
(June 2007 to present) and Senior Vice
President (May 2011 to present) of EIM;
and Signatory Officer (November 2021
to present) and employee (June 2007
to present) of Equitable Financial.

Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	June 2014 to present
Executive Vice President and Chief
Investment Officer of EIM II (June 2022
to present); Executive Vice President
and Chief Investment Officer (June
2012 to present) and Director (May
2017 to present) of EIM; previously,
Senior Vice President of EIM (May 2011
to June 2012); and Signatory Officer
(November 2021 to present) and
employee (February 2001 to present) of
Equitable Financial.

Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	June 2014 to present
Senior Vice President and Deputy Chief
Investment Officer of EIM II (December
2022 to present); Senior Vice President
and Deputy Chief Investment Officer of
EIM (June 2012 to present), previously,
Vice President of EIM (May 2011 to
June 2012); and employee of Equitable
Financial (1999 to present).

James Chen (1968)	Vice President and Director of Risk	July 2022 to Present	Vice President of EIM II (June 2022 to present); Vice President of EIM (July 2022 to present); employee of Equitable Financial (2015 to present);
74

Name, Address and Year of Birth*	Position(s) Held With Fund**	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years
Aysha Pride (1988)	Vice President	July 2022 to Present	Vice President of EIM II (June 2022 to present); Vice President of EIM (July 2022 to present); employee of Equitable Financial (2014 to present).
Andrew Houston (1990)	Vice President	September 2022 to Present	Vice President of EIM II (June 2022 to present) Vice President of EIM (July 2022 to present); and employee of Equitable Financial (2017 to present).
James Kelly (1968)	Controller	June 2014 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (May 2011 to present); and employee of Equitable Financial (September 2008 to present).
Miao Hu (1978)	Vice President	June 2016 to present
Vice President of EIM II (December
2022 to present); Assistant Portfolio
Manager (May 2016 to present) and
Vice President (June 2016 to present) of
EIM; and employee of Equitable
Financial (November 2013 to present).

Kevin McCarthy (1983)	Vice President	September 2019 to present
Vice President of EIM II (June 2022 to
present); Assistant Portfolio Manager
(December 2018 to present) and Vice
President (July 2022 to present) of EIM;
and employee of Equitable Financial
(August 2015 to present).

Xavier Poutas (1977)	Vice President	June 2016 to present
Vice President of EIM II (December
2022 to present); Assistant Portfolio
Manager (May 2011 to present) and
Vice President (June 2016 to present) of
EIM; and employee of Equitable
Financial (August 2002 to present).

Shane Daly (1970)	Chief Legal Officer, Senior Vice President and Secretary	March 2023 to present	Executive Vice President, Secretary and General Counsel of EIM II and EIM (March 2023 to present); employee of Equitable Financial (2011 to present).
Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	March 2023 to present
Senior Vice President, Assistant
Secretary and Associate General
Counsel of EIM II and EIM (March 2023
to present); employee of Equitable
Financial (February 2019 to present);
and Managing Director and Managing
Counsel of The Bank of New York
Mellon (July 2014 to February 2019).

Cheryl Cherian (1979)	Vice President and Assistant Secretary	March 2023 to present	Employee of Equitable Financial (April 2019 to present); and Compliance Associate at Manifold Fund Advisors (November 2016 to March 2018).
Artemis Brannigan (1974)	Vice President	September 2019 to present
Vice President of EIM II (June 2022 to
present); Vice President of EIM (August
2019 to present); employee of
Equitable Financial (August 2019 to
present); and Director of Prudential
Financial (January 2016 to July 2019).

Helen Lai (1973)	Assistant Vice President	June 2016 to present	Employee of Equitable Financial (March 2013 to present).
75

Name, Address and Year of Birth*	Position(s) Held With Fund**	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years
Roselle Ibanga (1978)	Assistant Controller, Vice President and Anti-Money Laundering Compliance Officer	Assistant Controller from June 2014 to present; Vice President and Anti-Money Laundering Compliance Officer from January 2023 to present	Employee of Equitable Financial (February 2009 to present).
Lisa Perrelli (1974)	Assistant Controller	June 2014 to present	Employee of Equitable Financial (November 2002 to present).
Michelle Gallo (1973)	Assistant Controller	March 2023 to present	Employee of Equitable Financial (July 2013 to present).
Jennifer Mastronardi (1985)	Assistant Vice President	June 2014 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (April 2015 to present); and employee of Equitable Financial (February 2009 to present).
Helen Espaillat (1963)	Assistant Secretary	June 2014 to present
Assistant Vice President and Assistant
Secretary of EIM II (June 2022 to
present); Assistant Vice President and
Assistant Secretary of EIM (March 2015
to present); and employee of Equitable
Financial (July 2004 to present).

Lorelei Fajardo (1978)	Assistant Secretary	June 2016 to present	Employee of Equitable Financial (July 2013 to present).
Monica Giron (1976)	Assistant Secretary	July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).
*
The business address of each officer is 1345 Avenue of the Americas, New York, New York 10105.
**
The officers in the table above (except Roselle Ibanga in respect of her role as a Vice President and Anti-Money Laundering Compliance Officer of 1290 Funds) hold similar positions with EQ Advisors Trust, the other registered investment company in the fund complex.
***
Each officer is elected on an annual basis.
****
During the fiscal year ended October 31, 2023, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $290,000, of which the Trust paid $2,300.
As of January 31, 2024, the Trustees and officers of the 1290 Funds, as a group, owned beneficially less than 1% of the outstanding shares of each class of the 1290 Funds.
Control Persons and Principal Holders of Securities
As a “series” type of mutual fund, the 1290 Funds issues separate series of shares of beneficial interest with respect to each Fund. Each Fund resembles a separate fund issuing separate classes of stock.
See Appendix D to this SAI for a list of control persons and principal holders of securities of each Fund.
Investment Management and Other Services
The Adviser
Equitable Investment Management, LLC (“EIM II” or the “Adviser”) currently serves as the investment adviser for each Fund. American Century Investment Management, Inc. (“American Century”), AXA Investment Managers US Inc. (“AXA IM”), Brandywine Global Investment Management, LLC (“Brandywine Global”), Essex Investment Management Company, LLC (“Essex”), GAMCO Asset Management, Inc. (“GAMCO”), and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) serve as investment sub-advisers to one or more of the Funds, as described more fully in the Prospectus.
EIM II is an indirect, wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. EIM II is an investment advisory affiliate of Equitable Investment Management Group, LLC (“EIM”), which serves
76

as the investment adviser to the series of one other investment company that is registered under the 1940 Act, and as the investment adviser for two private trusts that are exempt from such registration. Equitable Financial Life Insurance Company (“Equitable Financial”), which is a New York life insurance company and one of the largest life insurance companies in the U.S., is an indirect wholly owned subsidiary of Equitable Holdings. The principal offices of EIM II, Equitable Financial and Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.
The Adviser serves as the investment adviser of the 1290 Funds pursuant to an Investment Advisory Agreement with respect to the Funds (the “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the 1290 Funds, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the 1290 Funds’ governing documents and such Fund’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the 1290 Funds or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the 1290 Funds and its Funds; (ii) make recommendations to the Trustees of the 1290 Funds regarding the investment program of the 1290 Funds and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the 1290 Funds; and (iv) prepare and provide reports to the Trustees of the 1290 Funds on the impact of such strategic initiatives on the 1290 Funds and its Funds. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the 1290 Funds, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available.
The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the 1290 Funds such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the 1290 Funds of important developments materially affecting each Fund (or any portion of a Fund). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the 1290 Funds, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Funds for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the 1290 Funds’ administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the 1290 Funds, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the 1290 Funds, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser or otherwise covered under the terms of a separate agreement between the Adviser and the 1290 Funds, in connection with the 1290 Funds’ preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the 1290 Funds, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the 1290 Funds or regulatory authorities; and all tax returns.
The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the 1290 Funds, the Adviser to delegate any of its duties with respect to one or more Funds to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to each sub-advised Fund or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Sub-Advisers for the Fund; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and
77

(iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub-Adviser, assess each Fund’s investment focus and furnish the Trustees of the 1290 Funds with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-Advisers for such Fund and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub-Adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-Adviser. The Adviser will also cause the appropriate Sub-Adviser, (i) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request, and (iii) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the 1290 Funds, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third-party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified by the Sub-Advisory Agreement.
Under the Advisory Agreement, the Adviser also is required to furnish to the 1290 Funds, at its own expense and without remuneration from or other cost to the 1290 Funds, the following:
•  Office space, all necessary office facilities and equipment; and
•  Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions
•
related to and to be performed under the 1290 Funds’ contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or
•
related to the investment advisory services to be provided by any Sub-Adviser pursuant to a sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”).
The Advisory Agreement also requires the Adviser (and its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the 1290 Funds who are affiliated with the Adviser or its affiliates. However, the Trust pays compensation of the CCO that the Adviser is not obligated to pay under the Advisory Agreement. Amounts paid by the Trust to the CCO during the last fiscal year are described above in the section entitled “The 1290 Funds’ Officers.”
The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the 1290 Funds in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the 1290 Funds under such Agreement.
The continuance of the Advisory Agreement, with respect to each Fund, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The Advisory Agreement with respect to each Fund may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the 1290 Funds. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).
Each Fund pays a fee to the Adviser for its services. The Adviser and the 1290 Funds have also entered into an expense limitation agreement with respect to certain Funds as set forth in the Prospectus (“Expense Limitation Agreement”),
78

pursuant to which the Adviser has agreed to waive or limit its and its affiliates’ management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Funds are limited to the extent described in the “Management of the 1290 Funds — Expense Limitation Agreement” section of the Prospectus.
In addition to the management fees, the 1290 Funds pays all expenses not assumed by the Adviser or by a Sub-Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the 1290 Funds’ Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the 1290 Funds or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the 1290 Funds who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general 1290 Funds expenses are allocated among and charged to the assets of the Funds of the 1290 Funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. As discussed in greater detail below under “The Distributor,” the Class A, T and R shares of each Fund may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.
The tables below show the fees paid by each Fund to the Fund's investment adviser during the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the investment adviser after fee waivers, and the third column shows the total amount of fees waived by the investment adviser and other expenses of each Fund assumed by the investment adviser pursuant to the Expense Limitation Agreement. Prior to January 1, 2023, EIM, an investment advisory affiliate of the Adviser, served as the investment adviser to each Fund and, accordingly, prior to January 1, 2023, the fees reflected in the tables were paid to (or waived by) EIM.
FISCAL YEAR ENDED OCTOBER 31, 2021
Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Avantis® U.S. Large Cap Growth Fund*	$23,880	$—	$129,838
1290 Diversified Bond Fund	$2,880,518	$689,767	$2,190,751
1290 GAMCO Small/Mid Cap Value Fund	$1,086,109	$834,378	$251,731
1290 High Yield Bond Fund	$343,868	$95,704	$248,164
1290 Loomis Sayles Multi-Asset Income Fund**	$531,211	$301,931	$229,280
1290 Multi-Alternative Strategies Fund	$77,989	$—	$101,405
1290 SmartBeta Equity Fund	$649,014	$298,150	$350,864
*
Amounts shown were paid/waived prior to the date that the 1290 Retirement 2060 Fund was restructured and renamed 1290 Avantis® U.S. Large Cap Growth Fund.
**
Amounts shown were paid/waived prior to the date that the 1290 DoubleLine Dynamic Allocation Fund was restructured and renamed 1290 Loomis Sayles Multi-Asset Income Fund.
79

FISCAL YEAR ENDED OCTOBER 31, 2022
Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Avantis® U.S. Large Cap Growth Fund*	$27,954	$—	$124,402
1290 Diversified Bond Fund	$4,006,136	$1,000,357	$3,005,779
1290 Essex Small Cap Growth Fund**	$24,363	$—	$202,116
1290 GAMCO Small/Mid Cap Value Fund	$1,041,595	$647,832	$393,763
1290 High Yield Bond Fund	$393,363	$112,398	$280,965
1290 Loomis Sayles Multi-Asset Income Fund***	$459,593	$138,950	$320,643
1290 Multi-Alternative Strategies Fund	$72,467	$—	$110,420
1290 SmartBeta Equity Fund	$1,025,259	$550,009	$475,250
*
Amounts shown were paid/waived prior to the date that the 1290 Retirement 2060 Fund was restructured and renamed 1290 Avantis® U.S. Large Cap Growth Fund.
**
1290 Essex Small Cap Growth Fund commenced operations on July 11, 2022. Accordingly, no management fees were paid by the Fund prior to July 11, 2022.
***
Amounts paid/waived prior to August 19, 2022, were paid/waived before the 1290 DoubleLine Dynamic Allocation Fund was restructured and renamed 1290 Loomis Sayles Multi-Asset Income Fund.
FISCAL YEAR ENDED OCTOBER 31, 2023
Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Avantis® U.S. Large Cap Growth Fund*	$29,041	$—	$129,096
1290 Diversified Bond Fund	$3,861,791	$831,778	$3,030,013
1290 Essex Small Cap Growth Fund	$291,757	$—	$412,087
1290 GAMCO Small/Mid Cap Value Fund	$924,774	$513,641	$411,133
1290 High Yield Bond Fund	$355,167	$55,238	$299,929
1290 Loomis Sayles Multi-Asset Income Fund	$346,154	$63,252	$282,902
1290 Multi-Alternative Strategies Fund	$66,126	$—	$122,841
1290 SmartBeta Equity Fund	$1,253,197	$696,304	$556,893
*
Amounts shown were paid/waived prior to the date that the 1290 Retirement 2060 Fund was restructured and renamed 1290 Avantis® U.S. Large Cap Growth Fund.
The Sub-Advisers
The Adviser has entered into one or more Sub-Advisory Agreements on behalf of 1290 Avantis® U.S. Large Cap Growth Fund, 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund and 1290 SmartBeta Equity Fund with the Sub-Advisers identified in the Prospectus. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of their respective Funds (or portions thereof); (ii) place orders for the purchase and sale of investments for their respective Funds (or portions thereof) with brokers or dealers selected by the Adviser and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.
80

The Adviser pays fees to a Fund’s Sub-Adviser(s) from the advisory fees that it earns from the Fund.
During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively, the Funds' investment adviser paid the following fees to the Sub-Advisers with respect to the Funds, pursuant to the Sub-Advisory Agreements. Prior to January 1, 2023, EIM, an investment advisory affiliate of the Adviser, served as the investment adviser to each Fund and, accordingly, prior to January 1, 2023, the fees reflected in the table were paid by EIM.
Fund	Sub-Advisory Fee Paid
	2021	2022	2023
1290 Avantis® U.S. Large Cap Growth Fund*	—	—	—
1290 Diversified Bond Fund	$581,727	$779,400	$751,987
1290 Essex Small Cap Growth Fund**	—	$13,000	$155,505
1290 GAMCO Small/Mid Cap Value Fund	$474,471	$434,182	$376,088
1290 High Yield Bond Fund	$214,840	$245,000	$221,481
1290 Loomis Sayles Multi-Asset Income Fund***†	$254,973	$235,430	$133,132
1290 SmartBeta Equity Fund	$116,005	$185,066	$219,894
*
No sub-advisory fees were paid to American Century prior to November 29, 2023. Prior to November 29, 2023, the Fund did not have a Sub-Adviser.
**
1290 Essex Small Cap Growth Fund commenced operations on July 11, 2022; accordingly, no sub-advisory fees were paid to Essex prior to July 11, 2022.
***
Inclusive of sub-advisory fee waiver in the amount of $28,535 for 2021 and $18,349 for 2022.
†
No sub-advisory fees were paid to Loomis Sayles prior to August 19, 2022. Prior to August 19, 2022, sub-advisory fees were paid to DoubleLine Capital LP.
The Adviser recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.
The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Sub-Advisers for new or existing funds, change the terms of particular Sub-Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Fund’s assets to additional Sub-Advisers subject to approval of the 1290 Funds’ Board. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a Sub-Advisory Agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein, L.P., unless the Sub-Advisory Agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Fund’s shareholders, including, in instances in which the Sub-Advisory Agreement pertains to a newly formed Fund, the Fund’s initial shareholder. Although shareholder approval would not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund.
The following table discloses, with respect to a Fund’s Sub-Adviser, information about persons who control the Sub-Adviser.
Fund	Name and Control Persons of the Sub-Adviser
1290 Avantis® U.S. Large Cap Growth Fund
American Century is a wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The
Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC.

1290 Diversified Bond Fund
Brandywine Global is a wholly-owned, but independently operated, subsidiary of Legg Mason, Inc.
Legg Mason, Inc. is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry.

81

Fund	Name and Control Persons of the Sub-Adviser
1290 Essex Small Cap Growth Fund
Essex is a registered investment adviser, organized as a Delaware limited liability company. Essex is a
100% independent, employee-owned entity with no single owner exceeding 50%. Essex is managed by
Co-CEO’s Nancy B. Prial, CFA & Robert J. Uek, CFA within an Executive Committee structure which consists of four senior management employees of the firm.

1290 GAMCO Small/Mid Cap Value Fund
GAMCO is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be
deemed a controlling person of GAMCO because of his controlling interest in GBL, the parent company of GAMCO, a financial services company.

1290 Loomis Sayles Multi-Asset Income Fund
Loomis Sayles is a Delaware limited partnership. Loomis Sayles' general partner, Loomis, Sayles &
Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an
indirect subsidiary of Natixis Investment Managers, an international asset management group based in
Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.
Natixis is wholly-owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of Caisse
d'Epargne regional savings banks and the Banque Populaire regional cooperative banks.

1290 High Yield Bond Fund 1290 SmartBeta Equity Fund	AXA IM is an indirect wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of the AXA Group.
Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds to the extent applicable is attached in Appendix B.
The Adviser reserves the right, subject to approval of the 1290 Funds’ Board, to appoint more than one Sub-Adviser to manage the assets of each Fund. When a Fund has more than one Sub-Adviser, the assets of each Fund are allocated by the Adviser among the Sub-Advisers selected for the Fund. Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with each Fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.
Generally, no Sub-Adviser provides any services to any Fund except sub-advisory and related administrative and recordkeeping services as directed by the Adviser. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.
Personal Trading Policies
The 1290 Funds, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Fund for which the Sub-Adviser serves as a sub-adviser. The Codes of Ethics of the 1290 Funds, the Adviser, the Distributor and the Sub-Advisers have been filed as exhibits to the 1290 Funds’ Registration Statement.
The Administrator
Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), Equitable Investment Management, LLC (the “Administrator”) provides the 1290 Funds with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the 1290 Funds. For these administrative services, each Fund pays the Administrator an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable.
Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) to provide the 1290 Funds with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting services, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase a fee for these services.
82

Effective January 1, 2023, the Administrator became the Trust's administrator. During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively, the Funds paid the following fees to the Administrator and the prior administrator for the Funds for administrative services.
Fund	Administrative Fee Paid
	2021	2022	2023
1290 Avantis® U.S. Large Cap Growth Fund*	$30,026	$30,005	$30,000
1290 Diversified Bond Fund	$720,130	$1,001,534	$965,448
1290 Essex Small Cap Growth Fund**	—	$9,214	$58,352
1290 GAMCO Small/Mid Cap Value Fund	$217,223	$208,320	$184,956
1290 High Yield Bond Fund	$85,967	$98,341	$88,791
1290 Loomis Sayles Multi-Asset Income Fund***	$106,243	$94,007	$79,883
1290 Multi-Alternative Strategies Fund	$30,048	$30,001	$30,000
1290 SmartBeta Equity Fund	$139,075	$219,699	$268,543
*
Administrative fees paid prior to November 29, 2023, were paid before the 1290 Retirement 2060 Fund was restructured and renamed 1290 Avantis® U.S. Large Cap Growth Fund.
**
1290 Essex Small Cap Growth Fund commenced operations on July 11, 2022; accordingly, no administration fees were paid by the Fund prior to July 11, 2022.
***
Administrative fees paid prior to August 19, 2022, were paid before the 1290 DoubleLine Dynamic Allocation Fund was restructured and renamed 1290 Loomis Sayles Multi-Asset Income Fund.
The Distributor
The 1290 Funds has a distribution agreement with ALPS Distributors, Inc. (“ALPS”) (also referred to as the “Distributor”), under which it serves as Distributor for the 1290 Funds’ Class A, Class T, Class I and Class R shares. Effective March 1, 2017, Class C shares were re-designated Class T shares. ALPS’ address is 1290 Broadway #1100, Denver, CO 80203.
The 1290 Funds’ distribution agreement with respect to the Class A, Class T, Class I and Class R shares of the Funds (“Distribution Agreement”) has been approved by the 1290 Funds’ Board, including a majority of the Independent Trustees, with respect to each Fund. The Distribution Agreement will remain in effect from year to year provided its continuance is approved at least annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”) or any such related agreement, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Agreement and (ii) by vote of either a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the 1290 Funds, as applicable.
The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act Rule 12b-1 Distribution Plans pertaining to the Class A, Class T and Class R shares of the 1290 Funds.
Under the Rule 12b-1 Distribution Plans, each Fund is authorized to pay the Distributor an annual fee at the rate listed below of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares. These fees are paid to compensate the Distributor for distributing each share class (i.e., rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares) and/or providing services to shareholders of each class, such as maintaining shareholder accounts for those classes. Activities and services contemplated under the Rule 12b-1 Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares.
Share Class	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class T	0.25%
Class R	0.50%
83

The Board considered various factors in connection with its decision as to whether to approve each Rule 12b-1 Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plan necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plan to any other person relative to those of the 1290 Funds; (v) the effect of the Rule 12b-1 Distribution Plan on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the mutual fund industry; and (viii) the relationship of the Rule 12b-1 Distribution Plan to other distribution efforts of the 1290 Funds. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of the Funds and their respective shareholders, (2) facilitate distribution of the Funds’ shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.
Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that each Rule 12b-1 Distribution Plan is reasonably likely to benefit the 1290 Funds and the shareholders of the Funds. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan.
Pursuant to the Rule 12b-1 Distribution Plans, the 1290 Funds compensates the Distributor from assets attributable to the Class A, Class T and Class R shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or servicing of these classes of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A, Class T and Class R shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution and servicing of Class A, Class T and Class R shares.
Each Rule 12b-1 Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the 1290 Funds with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under each Rule 12b-1 Distribution Plan and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to the Class A, Class T and Class R shares of the 1290 Funds; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class A, Class T and Class R shares of the 1290 Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Funds’ Class A, Class T and Class R shares; (d) obtaining information and providing explanations to wholesale and retail distributors of shares regarding the Funds’ investment objectives and policies and other information about the 1290 Funds and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Class A, Class T and Class R shares of the 1290 Funds; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A, Class T and Class R shares.
The Distributor may use its past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the 1290 Funds and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Sub-Advisers of the Funds and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the shares and/or the Sub-Advisers' respective Funds. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers
84

for their services in connection with the distribution of Class A, Class T and Class R shares as described further below in “Compensation to Financial Intermediaries and Third-Party Broker-Dealers.”
The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each Fund on a continuous basis in all states in which the Fund or the 1290 Funds may, from time to time, be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any Fund.
Each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement that is entered into by the 1290 Funds with the Distributor of the Class A, Class T and Class R shares in connection with a Rule 12b-1 Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the 1290 Funds’ Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement, cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreement must be approved by the 1290 Funds’ Board or a majority of outstanding voting securities (as defined in the 1940 Act), and by a majority of Independent Trustees, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on the Distribution Agreement. In addition, each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class A, Class T and Class R shares of a Fund at any time, without penalty, by vote of a majority of the outstanding Class A, Class T and Class R shares of the Fund, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement. Each Rule 12b-1 Distribution Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class A, Class T or Class R shares of any Fund without the approval of Class A, Class T or Class R shareholders of that Fund.
The table below shows the fees paid to ALPS by Class A shares, Class T shares, and Class R shares of each Fund, pursuant to the Rule 12b-1 Distribution Plans, for the fiscal year ended October 31, 2023.
Fund	Class A Distribution Fee Paid	Class T Distribution Fee Paid	Class R Distribution Fee Paid	Total Distribution Fees Paid
1290 Avantis® U.S. Large Cap Growth Fund^	$0	$0	$0	$0
1290 Diversified Bond Fund*	$16,422	$0	$10,862	$27,284
1290 Essex Small Cap Growth Fund*	$320	$0	$589	$909
1290 GAMCO Small/Mid Cap Value Fund**	$14,222	$390	$5,759	$20,371
1290 High Yield Bond Fund**	$4,876	$286	$1,762	$6,924
1290 Loomis Sayles Multi-Asset Income Fund*	$12,561	$0	$869	$13,430
1290 Multi-Alternative Strategies Fund*	$989	$0	$628	$1,617
1290 SmartBeta Equity Fund**	$12,976	$392	$9,357	$22,725
^
Class A shares, Class T shares and Class R shares were not operational during the fiscal year ended October 31, 2023.
*
Class T shares were not operational during the fiscal year ended October 31, 2023.
**
For the fiscal year ended October 31, 2023, the Distributor waived the following fees:
- 1290 GAMCO Small/Mid Cap Value Fund - $390
- 1290 High Yield Bond Fund - $286
- 1290 SmartBeta Equity Fund - $392
Class A shares are subject to a maximum sales charge imposed on purchases of 5.50% for 1290 Avantis® U.S. Large Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 SmartBeta Equity Fund, 1290 Multi-Alternative Strategies Fund, and 1290 Essex Small Cap Growth Fund, and 4.50% for 1290 High Yield Bond Fund, 1290 Diversified Bond Fund, and 1290 Loomis Sayles Multi-Asset Income Fund. Class T shares of each Fund are subject to a maximum sales charge imposed on purchases of 2.50%.
Compensation to Financial Intermediaries and Third-Party Broker-Dealers
In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in the section entitled, “The Distributor”),
85

the Distributor or the Adviser (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, the Adviser (or any of its affiliates) and the Distributor may use their respective past profits or other resources, without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Funds and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of Fund shares and to pay incentives to market the Funds, to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table sections of the Prospectus.
Marketing Support Payments.   The Distributor or the Adviser and their affiliates may make payments to certain Dealers for marketing support services, including: providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.
Processing Support Payments.   The Distributor or the Adviser (and their affiliates) may make payments to certain Dealers that sell Fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor or the Adviser (and their affiliates) may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems or one-time payments for ancillary services, such as setting up funds on a Dealer’s mutual fund trading system.
Other Payments.   From time to time, the Distributor or the Adviser (or any of its affiliates) at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.
Subaccounting and Other Payments.   In addition to the payments described above, from time to time, the Funds and/or the Distributor may enter into arrangements with, and pay fees to, financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (i) establishing and maintaining investor accounts and records; (ii) recording investor account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to investors; (v) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (vi) transmitting investor transaction information; and (vii) providing information in order to assist the funds in their compliance with state securities laws.
The subaccounting fees the Funds generally pay are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. The Funds understand that, in accordance with guidance from the U.S. Department
86

of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.
The Funds may also make other payments to Dealers that sell Fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.
For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.
Transfer Agency Services
SS&C GIDS, Inc. (“Transfer Agent”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency and Servicing Agreement (the “Transfer Agency Agreement”) with the 1290 Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the 1290 Funds, and the payment of dividends and other distributions payable by the Funds. Under the Transfer Agency Agreement, the Transfer Agent receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the 1290 Funds during the month.
Brokerage Allocation and Other Strategies
Brokerage Commissions
The Funds may be charged for securities brokers’ commissions, transfer taxes (if any) and similar fees relating to securities transactions. The Adviser and the Sub-Advisers of the Funds, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. The Adviser and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.
Investment company securities (not including securities of ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.
Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Funds may invest may be discounted for certain large domestic and foreign investors such as the Funds. A number of foreign banks and brokers will be used for execution of the Funds’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Fund for a fixed income security, the price paid by a Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.
The Adviser and Sub-Advisers of the Funds may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser or Sub-Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Adviser and Sub-Advisers, as appropriate, may cause the 1290 Funds to pay a broker-dealer that provides brokerage and research services to the Adviser and Sub-Advisers an amount of commission for effecting a securities transaction for the 1290 Funds in
87

excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Adviser or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.
Certain Sub-Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to Sub-Advisers in connection with fixed price offerings under certain circumstances.
Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Funds’ brokerage commissions may not benefit the Funds, while research services paid for with the brokerage commissions of other clients may benefit the Funds. The receipt of research services from brokers will tend to reduce the Adviser’s and Sub-Advisers’ expenses in managing the Funds.
Securities or other investments held by a Fund may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a Sub-Adviser serves as an investment adviser, or held by the Adviser or a Sub-Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
When the Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In general, the Adviser and the Sub-Advisers, as appropriate, will make allocations among accounts with the same or similar investment
88

objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.
During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively, the listed Funds paid the amounts indicated in brokerage commissions.
Fund	Brokerage Commissions Paid
	2021	2022	2023
1290 Avantis® U.S. Large Cap Growth Fund*	$121	$181	$192
1290 Diversified Bond Fund	$19,949	$48,388	$78,971
1290 Essex Small Cap Growth Fund**	—	$29,854	$260,610
1290 GAMCO Small/Mid Cap Value Fund	$79,352	$44,551	$21,437
1290 Loomis Sayles Multi-Asset Income Fund***	$1,924	$9,302	$20,645
1290 Multi-Alternative Strategies Fund	$3,956	$1,722	$4,125
1290 SmartBeta Equity Fund	$19,468	$18,424	$14,747
*
Brokerage commissions paid prior to November 29, 2023 were paid before the 1290 Retirement 2060 Fund was restructured and renamed 1290 Avantis® U.S. Large Cap Growth Fund.
**
1290 Essex Small Cap Growth Fund commenced operations on July 11, 2022; accordingly, no brokerage commissions were paid by the Fund prior to July 11, 2022.
***
Brokerage commissions paid prior to August 19, 2022, were paid before the 1290 DoubleLine Allocation Fund was restructured and renamed 1290 Loomis Sayles Multi-Asset Income Fund.
Brokerage Transactions with Affiliates
To the extent permitted by law and in accordance with procedures established by the 1290 Funds’ Board, the 1290 Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. The 1940 Act generally prohibits the 1290 Funds from engaging in principal securities transactions with brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The 1290 Funds relies on exemptive relief from the SEC that permits a portion of a Fund that has multiple portions advised by different Sub-Advisers and/or the Adviser to engage in principal and brokerage transactions with a Sub-Adviser (or an affiliate of that Sub-Adviser) to another portion of the same Fund, subject to certain conditions. The 1290 Funds has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a Sub-Adviser to a Fund for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the 1290 Funds will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the 1290 Funds will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates.
During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively, the following Funds paid the amounts indicated to affiliated broker-dealers of the Adviser, EIM, the Distributor, or Equitable Advisors, or affiliates of the Sub-Advisers to each Fund.
FISCAL YEAR ENDED OCTOBER 31, 2021
Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commission Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
1290 GAMCO Small/Mid Cap Value Fund	G. Research	$2,091	2.64%	5.05%
†
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.
89

FISCAL YEAR ENDED OCTOBER 31, 2022
Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commission Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
1290 GAMCO Small/Mid Cap Value Fund	G. Research	$565	0.00%	2.62%
1290 Loomis Sayles Multi-Asset Income Fund*	Sanford C. Bernstein & Co., LLC	$90	0.00%	0.88%
†
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.
*
Brokerage commissions paid prior to August 19, 2022, were paid before the 1290 DoubleLine Dynamic Allocation Fund was restructured and renamed 1290 Loomis Sayles Multi-Asset Income Fund.
FISCAL YEAR ENDED OCTOBER 31, 2023
Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commission Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
1290 Loomis Sayles Multi-Asset Income Fund	Sanford C. Bernstein & Co., LLC	$287	0.00%	1.39%
†
Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.
Brokerage Transactions Relating to Research Services
For the fiscal year ended October 31, 2023, the following Fund directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Fund paid the brokerage commissions indicated:
Fund	Transaction Amount	Related Brokerage Commission Paid
1290 Essex Small Cap Growth Fund	$94,420,195.19	$260,610.07
Investments in Regular Broker-Dealers
As of October 31, 2023, the following Funds owned securities issued by their regular brokers or dealers (or by their parents) as follows:
Fund	Broker or Dealer (or Parent Company)	Type of Security D= debt E= equity	Value ($000s omitted)
1290 SmartBeta Equity Fund	Bank of Montreal	E	$725,426
	BofA Securities, Inc.	E	$503,094
	J.P. Morgan Securities LLC	E	$1,029,044
	State Street Global Markets, LLC	E	$180,964
90

Fund	Broker or Dealer (or Parent Company)	Type of Security D= debt E= equity	Value ($000s omitted)
1290 Loomis Sayles Multi-Asset Income Fund	Barclays Capital, Inc.	D	$245,381
	BofA Securities, Inc.	D	$256,809
		E	$51,205
	Citigroup Global Markets Inc.	E	$32,421
	Deutsche Bank Securities Inc.	D	$383,147
	Goldman Sachs & Co. LLC	E	$42,202
	HSBC Securities (USA) Inc.	D	$890,670
	J.P. Morgan Securities LLC	D	$173,141
		E	$107,354
	Morgan Stanley & Co. LLC	D	$137,460
		E	$35,339
	State Street Global Markets, LLC	E	$30,764
	Barclays Capital, Inc.	D	$245,381
Proxy Voting Policies and Procedures
Pursuant to the 1290 Funds’ Proxy Voting Policies and Procedures, the 1290 Funds has delegated the proxy voting responsibilities with respect to each Fund to the Adviser. With respect to each Fund or allocated portion of a Fund for which a Sub-Adviser provides portfolio management (i.e., each Fund in this SAI except the 1290 Multi-Alternative Strategies Fund) (each, a “Sub-Advised Fund”), the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to each Sub-Advised Fund to the applicable Sub-Adviser. The primary focus of the 1290 Funds’ proxy voting procedures as they relate to a Sub-Advised Fund, therefore, is to seek to ensure that each Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.
Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for a sub-advised Fund, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Fund instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Fund and its shareholders.
The Adviser is responsible for proxy voting for the 1290 Multi-Alternative Strategies Fund (“Fund of Funds”). The Adviser’s Proxy Voting Committee will vote the Fund of Fund’s shares in Underlying ETFs in the best interest of the Fund of Funds and its shareholders.
The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the 1290 Funds’ CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.
A description of the 1290 Funds’ proxy voting policies and procedures and the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the Funds’ portfolio securities are included in Appendix C to this SAI. A description of the policies and procedures the 1290 Funds and each Sub-Adviser uses to determine how to vote proxies relating to portfolio securities also is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) on the 1290 Funds’ website at http://www.1290Funds.com and (2) on the SEC’s website at http://www.sec.gov.
91

Conflicts of Interest
The Adviser currently serves as the investment adviser and the administrator for 1290 Funds. Equitable Investment Management Group, LLC (“EIM”), an affiliate of the Adviser, currently serves as the investment adviser for the series of EQ Advisors Trust, an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser serves as the administrator for EQ Advisors Trust. The Adviser and its affiliates (including EIM, Equitable Financial, Equitable Distributors, LLC, Equitable Holdings and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and 1290 Funds have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Funds’ investment activities and affect their performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, investment sub-advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Funds select affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.
The Adviser also could have a financial incentive to implement (or not to implement) certain changes to the Funds. For example, the Adviser may, from time to time, rebalance a Fund or recommend a Fund combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Fund’s having a higher net advisory fee and/or administration fee payable to the Adviser and/or a Fund’s being sub-advised by an Affiliate of the Adviser (or a greater portion of a Fund’s assets being allocated to an affiliated Sub-Adviser). In addition, the profits derived from the fees payable to the Adviser by a Fund after a restructuring could be higher than the profits derived from the fees payable to the Adviser by the Fund prior to the restructuring. The Adviser will further benefit to the extent that a Fund restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Fund. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Fund representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Fund. A Fund restructuring could increase the size of a Fund such that the Adviser and/or its Affiliates could redeem shares held in the Fund representing such seed money investments. Redeeming seed money from a Fund could enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. In addition, since the Adviser pays fees to a Sub-Adviser from the advisory fee that it earns from a Fund, the Adviser will benefit to the extent that a Fund
92

restructuring leads to changes to a sub-advisory fee that result in an increase in the amount of the advisory fee retained by the Adviser. Any Fund rebalancing or recommendation to 1290 Funds’ Board of Trustees concerning a Fund combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Fund and its shareholders.
A Fund may be included in investment models developed by EIM for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of a Fund, the amount of the advisory fee paid by the Fund to the Adviser could also increase. In addition, the liquidity of a Fund could be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Funds’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Funds in various capacities. Such in-sourcing or outsourcing could give rise to additional conflicts of interest.
Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities could try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Funds. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Funds.
The Adviser and/or its Affiliates also derive ancillary benefits from providing investment advisory, investment sub-advisory, administration, shareholder servicing, and distribution support services to the Funds, and providing such services to the Funds could enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.
Subject to applicable law and regulations, a Fund may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Fund (including other Funds of 1290 Funds), may have an interest that potentially conflicts with the interests of the Fund. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.
The Adviser and/or an Affiliate also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as
93

a result of the Fund’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.
In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, could come into possession of information about certain markets and investments that, if known to the Adviser or, as applicable, an affiliated Sub-Adviser, could cause the Adviser or, as applicable, the affiliated Sub-Adviser to seek to dispose of, retain, or increase interests in investments held by a Fund, acquire certain positions on behalf of a Fund, or take other actions. The Adviser or, as applicable, an affiliated Sub-Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Fund. Such Affiliates could trade differently from the Funds potentially based on information not available to the Adviser or, as applicable, an affiliated Sub-Adviser. If the Adviser or, as applicable, an affiliated Sub-Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.
Certain Conflicts Related to the Use of Sub-Advisers
The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fee retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates (e.g., relationships between Sub-Advisers and the Adviser’s Affiliates regarding management of other assets), or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.
The Adviser may allocate a Fund’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including an affiliated Sub-Adviser, if any, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.
The aggregation of assets of multiple Funds or other funds or accounts for purposes of calculating breakpoints in sub-advisory fees could create an incentive for the Adviser to select Sub-Advisers where the selection would serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or could provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Fund if the termination would cause the sub-advisory fee payable by the Adviser to increase on a Fund or other fund or account that aggregates its assets with the Fund. The aggregation of assets, or the potential to aggregate assets, also could influence the Adviser's and/or its Affiliates' sub-advisory or other fee negotiations.
The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment and continued service of a Sub-Adviser are subject to the approval of 1290 Funds’ Board of Trustees. Moreover, the Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the affected Fund’s shareholders (in the case of a new Fund, the initial sole shareholder of the Fund, typically the Adviser or an Affiliate, may provide this approval).
94

Furthermore, the range of activities, services, and interests of a Sub-Adviser and its personnel could give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub-advises and the Fund’s shareholders. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts could give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements could create an incentive for a portfolio manager to favor higher-fee funds or accounts.
In addition, a Sub-Adviser or its affiliates or an officer, director, shareholder or employee (including a Sub-Adviser’s portfolio managers) or any member of their families may or may not have an interest (including personal investments, either directly through personal investment accounts or indirectly through funds and accounts managed by the Sub-Adviser) in the securities or other instruments whose purchase or sale the Sub-Adviser recommends to a Fund that it sub-advises. A Sub-Adviser or its affiliates or an officer, director, shareholder or employee (including a Sub-Adviser’s portfolio managers) or any member of their families also may take actions different from those recommended to a Fund by the Sub-Adviser with respect to the same securities or other instruments. Moreover, a Sub-Adviser may refrain from, or may be precluded from, rendering advice or services concerning securities of companies of which any of its (or its affiliates’ or significant shareholders’) officers, directors or employees (including a Sub-Adviser’s portfolio managers) are officers or directors, or companies as to which the Sub-Adviser or any of its affiliates or significant shareholders or their respective officers, directors or employees (including a Sub-Adviser’s portfolio managers) have a substantial economic interest or possess confidential or material non-public information. To the extent a Sub-Adviser’s policies and procedures prohibit a client account (e.g., a Fund) from trading in certain securities or other instruments during certain periods of time (e.g., “black-out periods”), the account could be negatively impacted and the account’s performance may not be what it would have been if the account was permitted to engage in such transactions. In addition, in the event that any of a Sub-Adviser’s officers, directors or employees (including a Sub-Adviser’s portfolio managers) are officers or directors of another company, they have fiduciary and other obligations to both such entities and/or their clients that could give rise to a potentially conflicting division of loyalties and/or responsibilities. In such a situation, if the Sub-Adviser recommends the purchase or sale of the securities or other instruments of such other company to a Fund that it sub-advises, the conflict of interest could have an adverse effect on the Fund and could benefit such officer, director or employee, the Sub-Adviser, and/or the other company.
Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also could limit the investment activities of the Funds that it sub-advises and affect the Funds’ performance. A Sub-Adviser and/or its affiliates also could derive ancillary benefits from providing investment sub-advisory services to a Fund, and providing such services to a Fund could enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of Sub-Adviser conflicts of interest.
Certain Conflicts Related to the Funds of Funds Structure
The Adviser’s selection of Underlying ETFs could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Funds, which could influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying ETFs also could positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous waivers or payments made under the Expense Limitation Agreement.
95

Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.
Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients
The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, directly or indirectly, and could have an adverse impact on a Fund’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Funds, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Fund could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Funds. Other funds and accounts could buy or sell positions while a Fund is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Fund. A position taken by the Adviser and/or its Affiliates, on behalf of one or more other funds or accounts, could be contrary to a position taken on behalf of a Fund or could be adverse to a company or issuer in which a Fund has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, the Adviser and/or its Affiliates could pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Funds have invested. In addition, the Adviser could pursue, or refrain from pursuing, on behalf of one or more of the Funds, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.
A Fund’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that could compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Funds. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Fund, the Adviser and/or its Affiliates could have an incentive to allocate more favorable trades to certain funds or accounts, including a Fund. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”). It is possible that a Fund could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.
In addition, the Adviser or, as applicable, an affiliated Sub-Adviser may restrict the investment policies or the design of a Fund or its investment decisions and activities on behalf of a Fund in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Funds). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions could impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser or, as applicable, an affiliated Sub-Adviser could be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Fund if the purchase would cause the Fund and its affiliated investors to exceed an applicable limit, or the Adviser or, as applicable, an affiliated Sub-Adviser could be required to sell securities or other instruments
96

(that it might otherwise prefer that a Fund hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.
Shareholders also should be aware that 1290 Funds’ Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients, and may come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Fund and could benefit the Adviser and/or its Affiliates. For example, 1290 Funds’ Chief Executive Officer serves as Chief Investment Officer for Equitable Financial, and certain of 1290 Funds’ other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of 1290 Funds’ Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the 1290 Funds.”
Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers
Certain service providers to the Funds (including sub-advisers, accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers could be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of 1290 Funds could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or could potentially affect the Adviser in deciding whether to select or recommend such service providers to perform services for the Funds or terminate such service providers. These relationships also could have the appearance of affecting or could potentially affect the Adviser's and/or its Affiliates' fee negotiations as well as their investment decisions and activities, including on behalf of a Fund.
Certain Conflicts Related to Proxy Voting
The Adviser and the Sub-Advisers have implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of their clients, including the Funds, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Funds could have the effect of favoring the interests of the Adviser and/or its Affiliates and/or the Sub-Advisers and/or funds or accounts other than the Funds; provided, that the Adviser and/or the Sub-Advisers believe such voting decisions to be in accordance with their fiduciary obligations. Actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Funds also could have the effect of favoring the Adviser's and/or its Affiliates' other existing or potential business relationships (e.g., with investment advisers to Underlying ETFs). In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Funds. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser could vote differently than its Affiliates. Please see Appendix C to this SAI for 1290 Funds’ Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a sub-advised Fund’s portfolio securities is included in Appendix C to this SAI.
Certain Conflicts Related to Securities Lending
Certain securities loan termination practices have the potential to benefit corporate shareholders and could have an adverse impact on a lending Fund. During the time a portfolio security is on loan, if the issuer of the security makes an interest or dividend payment, the borrower pays the lending Fund a substitute payment equal to any interest or dividends the lending Fund would have received directly from the issuer of the security had the Fund not loaned the security. When a lending Fund receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Fund to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals, or (ii) the
97

dividends-received deduction in the hands of corporate shareholders. Please see the section of the SAI entitled “Taxation.” The Adviser has implemented processes to ensure that a Fund does not engage in securities loan termination practices that would cause the Fund to terminate a securities loan - and forgo any income on the loan after the termination - in anticipation of a dividend payment.
Certain Conflicts Related to Personal Securities Transactions
The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of 1290 Funds, and a Sub-Adviser and its affiliates face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of 1290 Funds, and a Sub-Adviser and its affiliates could acquire material non-public information regarding individual securities in connection with their official duties. 1290 Funds, the Adviser (including in its capacity as the Administrator), each Sub-Adviser, and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.
Certain Conflicts Related to the Valuation of the Funds’ Investments
There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation of, the Funds’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Funds will inflate the value of the investments as well as the performance record of the Funds, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there could be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.
Certain Conflicts Related to Trade Errors and Other Operational Mistakes
Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Funds. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Fund. The Adviser or an Affiliate, including an affiliated Sub-Adviser, could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Fund and the Adviser or an Affiliate, including an affiliated Sub-Adviser, is responsible for compensating the Fund.
The Adviser’s policies and procedures require that all trade errors affecting a Fund’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Fund is prohibited. The Adviser will not use Fund assets to correct a trading error.
Certain Conflicts Related to Brokerage Transactions, including with Affiliates
To the extent permitted by applicable law and in accordance with procedures established by 1290 Funds’ Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. A Fund’s portfolio managers may be able to select or influence the Sub-Advisers’ selection of the brokers that are used to execute securities transactions for the Fund. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with Sub-Advisers, or other financial or personal relationships, could create an incentive for a Fund’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser and the Funds’ Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. Any such
98

transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”
Certain Conflicts Related to Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser could have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds advised by the Adviser or an Affiliate) and remaining shareholders.
Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities
The code of ethics adopted by 1290 Funds and the Adviser contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers, or current or potential service providers or third-party vendors to the Funds or the Adviser or its Affiliates, which could have the appearance of affecting or could potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities could face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.
Purchase, Redemption and Pricing of Shares
Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.
Each Fund has four separate classes of shares: Class A, T, I and R shares. Each class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A and Class T shares are subject to an initial sales charge, (iii) Class A, Class T and Class R shares are subject to an ongoing distribution fee and service fee, (iv) the Class A, Class T and Class R shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (v) Class I shares are not subject to any sales charge or any distribution, account maintenance or service fee, (vi) the classes have separate exchange privileges, and (vii) the classes have separate conversion features. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for the purchase of shares is received by the 1290 Funds’ transfer agent, DST (the “Transfer Agent”), or approved financial intermediaries. The sales charge may be imposed at the time of purchase (Class A and Class T shares) or may be deferred (Class A shares purchased in the amount of $1,000,000 or more if held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.
99

Exemptions from Class A CDSC
No contingent deferred sales charge (“CDSC”) will be imposed when a shareholder redeems Class A shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or other distributions; (c) shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) shares purchased in the amount of $1,000,000 or more if held for more than 12 months.
In determining whether the Class A CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund of the 1290 Funds although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.
Special Fiduciary Relationships
The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus. In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares.
Services for Investors
For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.
Automatic Reinvestment Plan.
All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which all dividends and other distributions on their shares are automatically reinvested in shares of the same class of the distributing Fund(s), in each case at the net asset value per share computed on the record date of the distribution. The Automatic Reinvestment Plan may be terminated by participants or by the 1290 Funds at any time. No sales charge is applied upon reinvestment of distributions.
Automatic Bank Draft Plan.
An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500 for Class A and Class T shares. Forms authorizing this service for eligible classes of shares are available from the 1290 Funds. The Automatic Bank Draft Plan is not available for Class R and Class I shares.
Letter of Intent Investments.
Any investor may execute a Letter of Intent covering purchases of Class A shares of a Fund, at the public offering price, to be made within a period of 13 months. A reduced sales charge may be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares
100

actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.
Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.
Systematic Withdrawal Plan.
Investors may elect a systematic withdrawal plan under which a fixed sum of at least $500 will be paid quarterly, semi-annually or annually. Investors must have at least $10,000 in their account to participate in the plan. Shares in the plan are held on deposit in non-certificate form, and any dividends from investment income and other capital gain distributions are invested in additional shares of the same class of the distributing Fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value and checks are mailed within five days of the redemption date. Such dividends and other distributions are subject to taxation. See the “Taxation” section of this SAI.
Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.
Exchange Privilege.
Shares of each Fund generally may be exchanged for shares of the same class of any other Fund of 1290 Funds.
The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount.
Shares of a Fund that are not subject to a CDSC will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a Fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” onto the holding period for the newly acquired shares of the other Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.
An exchange represents the redemption of shares of one Fund which may produce a gain or loss for federal income tax purposes, and the purchase of shares of another Fund.
Redemptions — General
Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of portfolio securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay. The 1290 Funds reserves the right to redeem an account at its option upon not less than 60 days’ notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.
101

Redemptions In Kind
The 1290 Funds’ organizational documents provide that it may redeem its shares in kind. The 1290 Funds has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90- day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the 1290 Funds at the beginning of such period. Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.
Determination of Net Asset Value
The 1290 Funds will offer and sell its shares for cash or securities at a price based on each Fund’s net asset value per share, which will be determined in the manner set forth below. Shares of a Fund will be issued to a shareholder upon receipt of consideration.
The net asset value of the shares of each class of each Fund normally will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Fund will be computed by dividing the sum of the investments held by that Fund applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Fund at such time. All expenses borne by each Fund and each of its classes will be accrued daily.
The net asset value per share of each Fund will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:
•
The assets belonging to each Fund will include (i) all consideration received by the 1290 Funds for the issue or sale of shares of that particular Fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Fund. General Items will be allocated in a manner or pursuant to procedures that the 1290 Funds’ Board considers fair and equitable.
•
The liabilities belonging to each Fund will include (i) the liabilities of the 1290 Funds in respect of that Fund, (ii) all expenses, costs, charges and reserves attributable to that Fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the 1290 Funds which are not readily identifiable as belonging to any particular Fund which have been allocated in a manner or pursuant to procedures that the 1290 Funds’ Board considers fair and equitable.
The value of each Fund is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the NYSE on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Fund would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Values are determined according to accepted accounting practices and all laws and regulations that apply. A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Generally, the assets of each Fund are valued as follows:
•
Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last quoted sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is
102

outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.
•
Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of the Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.
•
U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by an approved pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when the price of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.
•
Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or official closing price or, if there is no sale, at the latest available bid price.
•
Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
•
Mortgage-backed and asset-backed securities are valued at prices obtained from an approved pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.
•
Exchange traded options are valued at their last sale price or, if not available, the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.
•
Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.
•
Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.
•
Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
•
Centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided to the Funds by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used. Central counterparties and approved pricing services may utilize evaluation techniques including pricing models to provide pricing information.
•
Shares of open end mutual funds (other than ETFs) held by any Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
103

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The Adviser has developed a process to approve independent pricing services used by the Funds and to periodically review information provided by independent pricing services for all types of securities.
Pursuant to applicable law, the Board of Trustees of the 1290 Funds has designated the Adviser as the Funds' valuation designee. As the Funds' valuation designee, and subject to the Board's oversight, the Adviser is responsible for determining in good faith the fair value of Fund investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, the Fund may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. A Fund may also use these methods to value certain types of illiquid securities and instruments. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Fund’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Fund's net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair valuation of a Fund’s securities can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Taxation
Qualification for Treatment as a RIC
Each Fund is treated for federal tax purposes as a separate corporation. The 1290 Funds intends that each Fund will qualify (in the case of a Fund that had not completed a taxable year at the date of this SAI) or continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.
To qualify or continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of (i) 90% of its investment company taxable income and (ii) 90% of its tax-exempt interest, if any (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest,
104

payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of a Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers a Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.
If a Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy one or more of the other requirements and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who meet certain holding period requirements, those dividends would be taxable as “qualified dividend income” (as defined in the Prospectus) and thus subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $518,900 ($583,750 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2024 and will be adjusted for inflation annually thereafter. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
General Tax Treatment of Shareholders
Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.
If an investor buys shares shortly before the record date of a dividend or other distribution, the entire amount received will be taxable even though a part of the distribution is actually a return of part of the purchase price. This is called “buying a distribution.” There is no advantage to buying a distribution, because a Fund’s NAV per share is reduced by the amount of the distribution.
A shareholder’s basis in Fund shares will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) with respect to a redemption (including a redemption that is part of an exchange) of Fund shares may not be changed after the settlement date of the redemption.
105

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Distributions of a Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) as dividends to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In the case of such effectively connected income, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Exemptions from the 30% withholding tax are provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain.
A non-U.S. shareholder should provide an applicable Form W-8 to claim any available treaty benefits. Foreign governments and certain types of foreign tax-exempt organizations that provide a properly completed Form W-8EXP would be exempt from the withholding tax.
Actual or deemed distributions of a Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Fund shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied.
A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I intergovernmental agreement (“IGA”) with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have
106

one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
Shareholders will be advised annually on Forms 1099 as to the federal income tax character of distributions, if any, each Fund makes. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “return of capital”) of the distributions they have made during that year, which would result at that time in a Fund also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in the Forms 1099. Although those forms generally will be distributed in February of each year, a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “QPTP income.” Proposed regulations allow a Fund to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of QPTP income, but that pass-through is not currently available. As a result, an investor who invests directly in QPTPs will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in QPTPs currently will not.
Taxation of the Funds in General
Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as Qualifying Income.
Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual
107

sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a Fund allows a purchased call option to lapse, it will realize a capital loss. If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized), would be characterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if
108

the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Certain Funds may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC and of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on non-corporate shareholders’ “qualified dividend income” mentioned above.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.
Each Fund may elect to “mark-to-market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.
Certain Funds may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) inflation-indexed securities (in the case of such securities issued by the U.S. Treasury, on which principal is adjusted based on changes in the CPI-U). A Fund must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006
109

(“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
As noted above under “Qualification for Treatment as a RIC,” to so qualify a Fund must, among other things, derive at least 90% of its gross income for each taxable year from Qualifying Income (and income from QPTPs). Although Qualifying Income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the IRS issued a large number of private letter rulings (“PLRs”) (which a Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from commodity-linked notes, in which certain of the Funds may invest, is Qualifying Income; the IRS suspended the issuance of those PLRs in July 2011. In September 2016, the IRS issued a revenue procedure, which provides that the IRS will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” In 2017, the IRS revoked its commodity-linked notes PLRs. Accordingly, the IRS is not expected to issue future PLRs regarding the status of commodity-linked notes and the Funds’ existing investments in those notes might have to be liquidated.
Other Information
Delaware Statutory Trust.   The 1290 Funds is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the 1290 Funds, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in the 1290 Funds’ Agreement and Declaration of Trust (“Declaration of Trust”) and By-laws, as amended and restated. Every shareholder of the 1290 Funds, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.
Shareholder Liability.   Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the 1290 Funds or a Fund. However, the Declaration of Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the 1290 Funds or any Fund. The Declaration of Trust provides for indemnification from a Fund’s property for all losses and expenses of any Fund shareholder held personally liable for the obligations of that Fund or as a result of his or her being a shareholder (and not because of his or her acts or omissions or for some other reason). Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder
110

of a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.
Classes of Shares.   The Declaration of Trust provides that the Board may establish funds and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the funds and classes. The Board may, without shareholder approval, change any of those features, terminate any fund or class, combine funds with other funds of the 1290 Funds, combine one or more classes of a fund with another class in that fund or convert the shares of one class into shares of another class.
Each Fund consists of Class A shares, Class T shares, Class I shares and Class R shares. A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class A, Class T, Class I and Class R shares will differ.
Voting Rights.   The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares of the 1290 Funds will be voted in the aggregate, except when a separate vote of a Fund is required by law or when a matter involves any action that the Board of Trustees has determined will affect only the interests of one or more Funds or classes.
Shareholder Meetings.   The 1290 Funds does not hold annual meetings. Shareholders of record of no less than two-thirds of the total combined net asset value of all issued and outstanding shares of the 1290 Funds may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting may be called to vote on the removal of a Trustee at the written request of holders of at least 10% of the outstanding shares of the 1290 Funds.
Class-Specific Expenses.   Each Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.
Derivative and Direct Actions.   The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. The Declaration of Trust provides that, prior to bringing a derivative action, a demand by no fewer than three unaffiliated and unrelated shareholders must first be made on the Trustees prior to bringing a derivative action. The Declaration of Trust details information and undertakings that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in their request by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Funds or classes to which such action relates if it does not relate to all Funds and classes. The Declaration of Trust provides that the Trustees must be afforded a reasonable amount of time to consider a shareholder request and to investigate the basis of the claim. The Declaration of Trust further provides that the Trustees are entitled to retain counsel or other advisors in considering the merits of a shareholder request and may require an undertaking by the shareholders making a request to reimburse the Trust or the applicable Funds for the expense of any such advisors in the event that the Trustees determine not to bring the derivative action.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Fund or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Fund or class, generally.
111

A shareholder bringing a direct claim must be a shareholder of the Fund or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust also requires that direct or derivative actions by shareholders against the 1290 Funds be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that shareholders irrevocably consent to the jurisdiction of such courts and irrevocably waive, to the fullest extent permitted by law, any objection they may have to the laying of venue of any such actions in such courts. The Declaration of Trust further requires that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. The Declaration of Trust further provides that no provision of the Declaration of Trust is effective to waive rights or limit the ability of a person to bring or make claims under the 1940 Act, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Trustees of the Trust.   The Declaration of Trust provides that the Trustees shall have all powers necessary to manage the business of the Trust. The Declaration of Trust provides that the Trustees and officers of the Trust shall have only the duties, including fiduciary duties, and obligations expressly provided by the terms of the Declaration of Trust, except as required by mandatory provisions of applicable federal law, including the 1940 Act, and no implied duties or obligations shall be read into the Declaration of Trust against the Trustees and officers of the Trust. The Declaration of Trust further provides that no Trustee or officer of the Trust shall be liable to the Trust or a shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trustees shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by any person as to matters the Trustees reasonably believe are within the person’s professional or expert competence. The Declaration of Trust further provides that the provisions of Section 3540 of Title 12 of the Delaware Code and any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts shall not be applicable to the Trust, the Trustees or the Declaration of Trust or any shareholders, to the extent such provisions relate to or regulate, among other things, the establishment of fiduciary or other standards or liabilities of trustees or officers that are inconsistent with the limitations or liabilities of the Trustees or officers set forth or referenced in the Declaration of Trust. No provision of the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of the Trustees or officers shall apply to or in any way limit the duties or liabilities of such persons with respect to matters arising under the federal securities laws.
Books and Records of the Trust.   The Declaration of Trust provides that no shareholder shall have any right to inspect any books, records or other documents of the Trust or any Fund that are not publicly available, except (1) as conferred by the Trustees in their sole discretion and (2) that, upon reasonable demand for a purpose reasonably related to the shareholder’s ownership interest in a Fund and subject to such reasonable standards (including standards governing at what time and location and whose expense the information is made available for inspection) as may be established by the Trustees, a shareholder may inspect the current list of the name and last known address of each record owner of shares of the Fund of which the shareholder holds shares.
Amendments to the Declaration of Trust.   The Declaration of Trust provides that no vote or consent of any shareholder shall be required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.
Additional Information.   No Fund is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Fund or any other person or entity regarding the advisability of investing in investment companies generally or in any Fund particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to any Fund or the issuer or owners of a Fund or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Fund or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party
112

index provider has any obligation or liability to the issuer or owners of any Fund or any other person or entity in connection with the administration, marketing or offering of a Fund.
Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Funds, owners of the Funds, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Other Services
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the 1290 Funds’ independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the 1290 Funds. In addition to providing audit services, PwC assists in the preparation and/or review of the 1290 Funds’ federal and state income tax returns.
Custodian
JPMorgan Chase, 4 Chase Metrotech Center, 16th Floor, Brooklyn, New York 11245, serves as custodian of the 1290 Funds’ portfolio securities and other assets. Under the terms of the custody agreement between the 1290 Funds and JPMorgan Chase, JPMorgan Chase maintains cash, securities and other assets of the Funds. JPMorgan Chase is also required, upon the order of the 1290 Funds, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the 1290 Funds. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.
Transfer Agent
SS&C GIDS, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the transfer agent and dividend disbursing agent for the 1290 Funds.
Securities Lending Agent
JPMorgan Chase also serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a securities lending agreement entered into between the 1290 Funds, on behalf of the Funds, and JPMorgan Chase (“Securities Lending Agreement”).
The services provided by JPMorgan Chase include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Fund’s relevant account; (8) at the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Fund’s securities lending activities.
JPMorgan Chase is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. See Appendix E for a table setting forth, for the fiscal year ended October 31, 2023, the gross income received by a Fund from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by a Fund from securities lending activities.
113

Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the 1290 Funds.
Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the 1290 Funds.
Financial Statements
The Financial Statements for the fiscal year ended October 31, 2023, including the financial highlights, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the 1290 Funds, as indicated in its report with respect thereto, and appear in the 1290 Funds’ Annual Report to Shareholders, filed electronically with the SEC on January 3, 2024 (File No. 811-22959), and are incorporated by reference and made a part of this document.
114

Appendix A
Ratings of Corporate Debt Securities
DESCRIPTION OF COMMERCIAL PAPER RATINGS
S&P’s ratings are as follows:
•
A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong or, where the obligation is rated A-1+, extremely strong.
•
Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
•
Issues or issuers rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
•
Issues or issuers rated B are regarded as vulnerable and have significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitments on the obligation but faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
•
Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.
•
The D rating is used when a short-term obligation is in default or in breach of an imputed promise. The D rating will also be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
Moody’s ratings are as follows:
•
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.
•
Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.
•
Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.
•
Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.
Fitch’s ratings are as follows:
•
Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.
•
Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.
•
Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.
•
Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
•
Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.
A-1

•
RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
•
D indicates a broad-based default event for an entity or the default of a specific short-term obligation.
DESCRIPTION OF BOND RATINGS
Bonds are considered to be “investment grade” if they are in one of the top four ratings.
S&P’s ratings are as follows:
•
Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
•
The obligor of a bond rated AA has a very strong capacity to meet its financial commitments on the obligation.
•
The obligor of a bond rated A has a strong capacity to meet its financial commitments on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
•
Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
•
Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
•
Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
•
Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
•
Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
•
Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
•
Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
•
Bonds rated D are in default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s ratings are as follows:
•
Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
A-2

•
Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.
•
Bonds which are rated A are to be considered as upper-medium grade obligations and are subject to low credit risk.
•
Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.
•
Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
•
Bonds which are rated B are considered speculative and subject to high credit risk.
•
Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
•
Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.
•
Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally, a “hyb” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Fitch ratings are as follows:
•
AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.
•
AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.
•
A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.
•
BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.
•
BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
•
B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•
CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.
•
CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.
•
C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.
A-3

•
RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.
•
D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.
PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.
A-4

Appendix B
Portfolio Manager Information
Equitable Investment Management, LLC (“EIM II” or the “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Avantis® U.S. Large Cap Growth Fund
Kenneth T. Kozlowski	125	$141.38 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.38 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Diversified Bond Fund
Kenneth T. Kozlowski	125	$140.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$140.81 B	6	$207.2 B	0	$0	0	$0	0	$0	0	$0
1290 Essex Small Cap Growth Fund
Kenneth T. Kozlowski	125	$141.34 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.34 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 GAMCO Small/Mid Cap Value Fund
Kenneth T. Kozlowski	125	$141.26 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.26 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 High Yield Bond Fund
Kenneth T. Kozlowski	125	$141.32 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.32 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Loomis Sayles Multi-Asset Income Fund
Kenneth T. Kozlowski	125	$141.33 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.33 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Multi-Alternative Strategies Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.80 B	0	$0	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.80 B	0	$0	0	$0	0	$0	0	$0	0	$0
1290 SmartBeta Equity Fund
Kenneth T. Kozlowski	125	$141.20 B	6		$0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.20 B	6		$0	$0	0	$0	0	$0	0	$0
Description of any Material Conflicts
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.
In addition, certain registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser or an affiliate serves as the investment adviser and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain funds that are not “funds of funds”. None of these funds or allocated portions is subject to an advisory fee that is based on the performance of the fund or allocated portion. Given the structure of these funds and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these funds or allocated portions, subject to the potential conflicts of interest that may arise in connection with his or her management of the Funds, on the one hand, and the other funds and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.
Compensation as of October 31, 2023
Because the Portfolio Managers serve as officers and employees of the Adviser and their respective roles are not limited to serving as the portfolio managers of the Funds and other accounts they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.
Ownership of Shares of the Funds as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 Avantis® U.S. Large Cap Growth Fund
Kenneth Kozlowski	X
Alwi Chan	X
1290 Diversified Bond Fund
Kenneth Kozlowski	X
Alwi Chan	X
1290 Essex Small Cap Growth Fund
Kenneth Kozlowski	X
Alwi Chan	X
1290 GAMCO Small/Mid Cap Value Fund
Kenneth Kozlowski	X
Alwi Chan	X
1290 High Yield Bond Fund
Kenneth Kozlowski	X
Alwi Chan	X
1290 Loomis Sayles Multi-Asset Income Fund
Kenneth Kozlowski		X
Alwi Chan	X
1290 Multi-Alternative Strategies Fund
Kenneth Kozlowski		X
Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 SmartBeta Equity Fund
Kenneth Kozlowski	X
Alwi Chan	X

American Century Investment Management, Inc. (“American Century”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Avantis® U.S. Large Cap Growth Fund
Eduardo Repetto	38	$36.255B	1	$282.542M	9	$51.07M	0	N/A	0	N/A	0	N/A
Mitchell Firestein	33	$35.112B	1	$282.542M	9	$51.07M	0	N/A	0	N/A	0	N/A
Daniel Ong	38	$36.255B	1	$282.542M	9	$51.07M	0	N/A	0	N/A	0	N/A
Ted Randall	33	$35.112B	1	$282.542M	9	$51.07M	0	N/A	0	N/A	0	N/A
Matthew Dubin	17	$975.126M	1	$282.542M	0	$0	0	N/A	0	N/A	0	N/A
Description of any Material Conflicts
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation Information as of December 31, 2023
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2023, it includes the components described below.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of the portfolio managers’ compensation takes the form of an annual bonus. As Chief Investment Officer of Avantis, Mr. Repetto’s annual bonus is tied to average assets under management in the Avantis Investors’ funds. The bonuses of all other portfolio managers are discretionary, allocated by Mr. Repetto based on individual performance. Factors impacting the discretionary bonus may include a portfolio manager’s understanding and improvement of the funds’ investment models, efficient execution of investment decisions, and client interaction.
Ownership of Securities of the Fund as of December 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 Avantis® U.S. Large Cap Growth Fund
Eduardo Repetto	X
Mitchell Firestein	X
Daniel Ong	X
Ted Randall	X
Matthew Dubin	X

AXA Investment Managers US Inc. (“AXA IM”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 High Yield Bond Fund
Michael Graham	2	$186.571 M	16	$9.410 B	24	$2.98 B	0	$0	0	$0	0	$0
Robert Houle	2	$186.571 M	9	$4.352 B	12	$2.056 B	0	$0	0	$0	0	$0
1290 SmartBeta Equity Fund
Cameron Gray	1	$350 M	21	$7.699 B	32	$6.671 B	0	$0	0	$0	0	$0
Ram Rasaratnam	1	$350 M	21	$7.699 B	32	$6.671 B	0	$0	0	$0	0	$0
Jonathan White	1	$350 M	21	$7.699 B	32	$6.671 B	0	$0	0	$0	0	$0
Description of any Material Conflicts
As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by AXA Investment Managers US Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Fund) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.
In addition, certain AXA IM employees have disclosed to the firm that they have family members that are employed by third party services that support AXA IM and its business. AXA IM manages these conflicts through a comprehensive set of disclosure requirements, as well as through a combination of periodic testing oversight, financial analysis and internal reporting procedures.
Compensation for the year completed October 31, 2023
As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to the performance of the overall investment strategy to which the fund belongs as well as overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured Feedback from the market and our extremely low turnover indicates that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:
•  Employee performance with respect to objectives and responsibilities set
•  Employee contribution to overall firm performance
•  Investment strategy performance
•  Overall firm profitability
Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.
Portfolio Managers or Strategists
The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:
•
Their role in the investment process
•
Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)
Credit Analysts
The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:
•
Quality of industry and issuer coverage
•
Ability to react swiftly to market information
•
Speed with which information is integrated into recommendations
Traders
The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:
•
Trade execution and access to liquidity in the market
•
Synthesis and dissemination of important information flow to the investment team, and
•
Ability to deliver qualitative and quantitative analysis

Ownership of Shares of the Funds as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 High Yield Bond Fund
Michael Graham	X
Robert Houle	X
1290 SmartBeta Equity Fund
Ram Rasaratnam	X
Cameron Gray	X
Jonathan White	X

Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[3,4]		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts[3,4]
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Diversified Bond Fund
Anujeet Sareen	14	$4.016 B	49	$10.459 B	52	$14.801 B	0	$0	2	$320.445 M	13	$7.148 M
Brian Kloss	15	$4.092 B	46	$10.302 B	52	$14.404 B	0	$0	2	$320.445 M	13	$7.148 M
Tracy Chen	15	$4.092 B	46	$10.302 B	52	$14.404 B	0	$0	2	$320.445 M	13	$7.148 M
Description of any Material Conflicts
Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers.
At times, Brandywine Global manages client accounts that pay performance-based fees alongside client accounts that pay asset based fees and utilize the same investment strategy and invest in the same assets. The simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee creates a conflict of interest as the portfolio manager may have an incentive to favor client accounts with the potential to receive greater fees.
Additionally, Brandywine Global may at times be trading identical securities in the opposite direction for multiple client accounts. This typically occurs in accounts that have different investment mandates. In some instances, opposite direction trades may occur in accounts with similar investment mandates due to differing cash flows in client accounts.
To address these types of conflicts, Brandywine Global has developed trade allocation policies and procedures. Orders for all accounts seeking to make the same investment are aggregated and executions are allocated pro rata across all participating accounts. Brandywine Global periodically reviews the trading of client accounts to seek to ensure that no account, or group of accounts, is receiving preference in the trading process.
Compensation Information as of October 31, 2023
Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serves as mechanisms to deter excessive risk-taking.
Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believe leads to responsibility, accountability, and low turnover of people.

Ownership of Securities of the Fund as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 Diversified Bond Fund
Anujeet Sareen	X
Tracy Chen	X
Brian L. Kloss	X

Essex Investment Management LLC (“Essex” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Essex Small Cap Growth Fund
Nancy Prial	1	$44.8 M	1	$6.2 M	18	$173.0 M	0	$0	0	$0	0	$0
Description of any Material Conflicts
Conflicts Regarding Allocation of Attention, Resources and Investment Opportunities —  It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time and resources among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. It is also possible that certain investment opportunities in smaller companies cannot practicably be allocated between the Fund and other eligible accounts. Whenever such a conflict arises, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons.
Short and Long Positions —  Other portfolio managers at the firm manage strategies which permit the use of short sales. To manage the conflict that could arise if a portfolio manager sought a short position in a security in which the Fund held a long position, the firm has adopted procedures to identify and manage such conflicts, including review and approval by the firm’s chief compliance officer before any short position is established.
Conflicts Regarding Portfolio Manager’s Multiple Responsibilities —  The portfolio manager also exercises certain executive and management responsibilities for the firm in addition to her portfolio management responsibilities. These multiple roles could create conflicts between the portfolio manager’s duties to the firm and to the Fund and the accounts that she manages. The portfolio manager is mindful decisions and actions made in her managerial capacity must be consistent with the firm’s fiduciary duties to all of its clients is of paramount importance.
Compensation as of October 31, 2023
Compensation for key employees is standard, in terms of the structure: salary, bonus, and benefits. The firm believes it is highly competitive within the industry, and the firm’s employee retention rates suggest its efforts in this area are more than adequate. In addition to offering its employees industry-competitive salaries, key employees are compensated using a three-tiered approach:
•  Firm profitability, in which employees are paid a percentage of the firm’s profits through a profit-sharing/pension plan.
•  Annual bonuses based on personal performance and obtainment of set employee, team and company goals.
•  Competitive benefits package, including comprehensive family health insurance coverage.
Investment performance is the primary driver of investment personnel incentive compensation. The portfolio manager’s bonus is based on portfolios' absolute, relative, and risk-adjusted performance, as well as growth in assets for the strategy. 60% of the evaluation is based on investment performance with 40% based on teamwork, communication, and other subjective criteria. Performance is evaluated on a blend of 1 year and 3-year performance numbers with a higher weighting to 1 year performance.

Ownership of Securities of the Fund as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 Essex Small Cap Growth Fund
Nancy Prial	X

GAMCO Asset Management Inc. (“Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 GAMCO Small/Mid Cap Value Fund
Mario J. Gabelli	22	$14.6 B	10	$879 M	848	$5.9 B	5	$4.8 B	8	$864 M	0	$0
Description of any Material Conflicts
Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
Allocation of Limited Time and Attention —  Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.
Allocation of Limited Investment Opportunities —  If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.
Pursuit of Differing Strategies —  At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.
Selection of Broker/Dealers —  Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.
Variation in Compensation —  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Sub-Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Sub-Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Sub-Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Sub-Adviser and its affiliates. The Sub-Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Sub-Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.
Compensation for the year completed October 31, 2023
Mr. Gabelli receives compensation from his employer, GAMCO Investors, Inc., based on the fees received from sub-advisory assets. These fees fluctuate with the asset level of the Funds. Mr. Gabelli receives incentive-based variable compensation from his employer based on a percentage of net revenues received by the Sub-Adviser for managing the Fund(s). Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation)

allocable to the Fund(s). Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Sub- Adviser will only receive its investment advisory fee attributable to the liquidation value of particular series of preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Sub-Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Sub-Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.
Ownership of Securities of the Fund as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
1290 GAMCO Small/Mid Cap Value Fund
Mario J. Gabelli	X

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Loomis Sayles Multi-Asset Income Fund
Elaine Kan	1	$130.44 M	2	$9.87 M	7	$3.11 M	0	$0	0	$0	0	$0
Kevin Kearns	3	$627.01 M	14	$4.105 B	21	$5.04 B	0	$0	0	$0	3	$689.34 M
Vivek Garg	0	$0	2	$9.88 M	5	$3 M	0	$0	0	$0	0	$0
Description of any Material Conflicts
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund(s) and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation for the year completed October 31, 2023
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.
General
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Ownership of Securities of the Fund as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
1290 Loomis Sayles Multi-Asset Income Fund
Elaine Kan	X
Kevin Kearns	X
Vivek Garg	X

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, “EIM”) serve as the investment advisers to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. EIM, through its Proxy Voting Committee, is responsible for monitoring and administering the Program. Equitable Investment Management, LLC (“Administrator”) serves as the administrator of the Trusts and is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trusts, and thus assists in monitoring compliance with applicable requirements pursuant to these Policies and Procedures.

A.	Sub-Advised Portfolios

EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B.	“Fund-of-Funds Portfolios”

EIM provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	EIM’S PROXY VOTING POLICIES AND PROCEDURES

EIM has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio

(whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.	Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios.

a.

With respect to voting proxies of Underlying Unaffiliated Funds and Underlying ETFs where a Portfolio, and other members of its “advisory group” (as defined in Rule 12d1-4 under the Investment Company Act of 1940) in the aggregate (i) hold more than 25% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF aasa result of a decrease in the outstanding voting securities of the acquired fund, or (ii) hold more than 10% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF that is a registered closed-end management investment company or business development company, each member of such “advisory group” will vote its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Underlying Unaffiliated Fund or Unaffiliated ETF are required by the rule or otherwise under Section 12(d)(1) to vote such securities in the same proportion as the vote of all other holders of such securities, the Portfolio will seek instructions from its security holders with regard to the voting of all proxies with respect to such Underlying Unaffiliated Fund or Underlying ETF securities and vote such proxies only in accordance with such instructions.

b.

With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs in all other circumstances, and certain Sub-Advised Portfolios as described in Section III. D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM, with the assistance of Administrator, may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking,”[1] EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

1.	EIM will include a description of these procedures in each Trust’s Registration Statement.

2.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of EIM’s and Administrator’s Legal and Compliance Department (“Legal and Compliance”).

3.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

D.

Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E.	EIM and Administrator will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: EIM and Administrator must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If EIM or Administrator becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of Legal and Compliance. If the CCO and/or Legal and Compliance determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

•

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

•

Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that EIM may vote differently than Equitable.

3.

Voting Guidelines: EIM, with the assistance of Administrator, may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee, with the assistance of Administrator, will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The EIM and Administrator Compliance Department (“Compliance”) will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by EIM or Administrator to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM or Administrator will require the Proxy Service to update EIM or Administrator, as applicable, on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM or Administrator becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection: EIM, or Administrator on EIM’s behalf, will maintain all documentation associated with its proxy voting decisions. Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	DUE DILIGENCE AND COMPLIANCE PROGRAM

EIM, with the assistance of Administrator, will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, EIM, with the assistance of Administrator, will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts, EIM, and Administrator, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts, EIM, and Administrator such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts, EIM, or Administrator may reasonably request.

VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

EIM and Administrator, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM and Administrator (including, at their option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

The Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of EIM’s and Administrator’ CCO, officers of EIM and Administrator, and/or members of EIM’s or Administrator’s (as applicable) Investment Management Services, Legal and Compliance, , or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARD OF TRUSTEES

EIM, with the assistance of Administrator, will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy voting record of EIM with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of EIM with respect to the portfolio securities of any Sub-Advised Portfolio for which EIM has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the Legal and Compliance during the previous quarter and it was determined that a material conflict of interest did exist, EIM, with the assistance of Administrator, will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. EIM, with the assistance of Administrator, will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by EQ Premier VIP Trust (“VIP”) Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT, VIP and 1290 Funds Combined: July 18-20, 2017

Revised: September 26, 2019

Revised: December 15, 2020

Revised: August 2021

Revised: December 2021

Revised: January 2023

Revised: November 2023

U N I T E D S T A T E S Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2024 Published early January, 2024 WWW.ISSGOVERNANCE.COM

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	2 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	3 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	4 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	5 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	6 of 90

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	7 of 90

UNITED STATES Proxy Voting Guidelines

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. — incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S. — incorporated, U.S. — listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers — which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) — are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) — which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

•	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases — including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

WWW.ISSGOVERNANCE.COM	8 of 90

UNITED STATES Proxy Voting Guidelines

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

WWW.ISSGOVERNANCE.COM	9 of 90

UNITED STATES Proxy Voting Guidelines

ISS Classification of Directors — U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

WWW.ISSGOVERNANCE.COM	10 of 90

UNITED STATES Proxy Voting Guidelines

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

WWW.ISSGOVERNANCE.COM	11 of 90

UNITED STATES Proxy Voting Guidelines

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

WWW.ISSGOVERNANCE.COM	12 of 90

UNITED STATES Proxy Voting Guidelines

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

WWW.ISSGOVERNANCE.COM	13 of 90

UNITED STATES Proxy Voting Guidelines

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW.ISSGOVERNANCE.COM	14 of 90

UNITED STATES Proxy Voting Guidelines

•	The board failed to act on takeover offers where the majority of shares are tendered; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

WWW.ISSGOVERNANCE.COM	15 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

WWW.ISSGOVERNANCE.COM	16 of 90

UNITED STATES Proxy Voting Guidelines

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the

WWW.ISSGOVERNANCE.COM	17 of 90

UNITED STATES Proxy Voting Guidelines

submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

WWW.ISSGOVERNANCE.COM	18 of 90

UNITED STATES Proxy Voting Guidelines

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

WWW.ISSGOVERNANCE.COM	19 of 90

UNITED STATES Proxy Voting Guidelines

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

WWW.ISSGOVERNANCE.COM	20 of 90

UNITED STATES Proxy Voting Guidelines

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

WWW.ISSGOVERNANCE.COM	21 of 90

UNITED STATES Proxy Voting Guidelines

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

WWW.ISSGOVERNANCE.COM	22 of 90

UNITED STATES Proxy Voting Guidelines

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

•	If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

[12]	A proxy access right that meets the recommended guidelines.
[13]

Indemnification: the condition of being secured against loss or damage.            Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

WWW.ISSGOVERNANCE.COM	23 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

WWW.ISSGOVERNANCE.COM	24 of 90

UNITED STATES Proxy Voting Guidelines

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

WWW.ISSGOVERNANCE.COM	25 of 90

UNITED STATES Proxy Voting Guidelines

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

WWW.ISSGOVERNANCE.COM	26 of 90

UNITED STATES Proxy Voting Guidelines

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

WWW.ISSGOVERNANCE.COM	27 of 90

UNITED STATES Proxy Voting Guidelines

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

WWW.ISSGOVERNANCE.COM	28 of 90

UNITED STATES Proxy Voting Guidelines

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

WWW.ISSGOVERNANCE.COM	29 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state;

WWW.ISSGOVERNANCE.COM	30 of 90

UNITED STATES Proxy Voting Guidelines

unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that

WWW.ISSGOVERNANCE.COM	31 of 90

UNITED STATES Proxy Voting Guidelines

would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

WWW.ISSGOVERNANCE.COM	32 of 90

UNITED STATES Proxy Voting Guidelines

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

WWW.ISSGOVERNANCE.COM	33 of 90

UNITED STATES Proxy Voting Guidelines

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

WWW.ISSGOVERNANCE.COM	34 of 90

UNITED STATES Proxy Voting Guidelines

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

WWW.ISSGOVERNANCE.COM	35 of 90

UNITED STATES Proxy Voting Guidelines

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

WWW.ISSGOVERNANCE.COM	36 of 90

UNITED STATES Proxy Voting Guidelines

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

WWW.ISSGOVERNANCE.COM	37 of 90

UNITED STATES Proxy Voting Guidelines

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or

•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

WWW.ISSGOVERNANCE.COM	38 of 90

UNITED STATES Proxy Voting Guidelines

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); and

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

WWW.ISSGOVERNANCE.COM	39 of 90

UNITED STATES Proxy Voting Guidelines

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

WWW.ISSGOVERNANCE.COM	40 of 90

UNITED STATES Proxy Voting Guidelines

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail;

•	The use of buybacks to inappropriately manipulate incentive compensation metrics;

•	Threats to the company’s long-term viability; or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

WWW.ISSGOVERNANCE.COM	41 of 90

UNITED STATES Proxy Voting Guidelines

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business; and

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated; and

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

WWW.ISSGOVERNANCE.COM	42 of 90

UNITED STATES Proxy Voting Guidelines

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

WWW.ISSGOVERNANCE.COM	43 of 90

UNITED STATES Proxy Voting Guidelines

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction? and

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

WWW.ISSGOVERNANCE.COM	44 of 90

UNITED STATES Proxy Voting Guidelines

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

WWW.ISSGOVERNANCE.COM	45 of 90

UNITED STATES Proxy Voting Guidelines

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor; and

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

WWW.ISSGOVERNANCE.COM	46 of 90

UNITED STATES Proxy Voting Guidelines

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

WWW.ISSGOVERNANCE.COM	47 of 90

UNITED STATES Proxy Voting Guidelines

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

WWW.ISSGOVERNANCE.COM	48 of 90

UNITED STATES Proxy Voting Guidelines

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes; and

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not

WWW.ISSGOVERNANCE.COM	49 of 90

UNITED STATES Proxy Voting Guidelines

compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

WWW.ISSGOVERNANCE.COM	50 of 90

UNITED STATES Proxy Voting Guidelines

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[20] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[20]	ISS research reports include realizable pay for S&P1500 companies.

WWW.ISSGOVERNANCE.COM	51 of 90

UNITED STATES Proxy Voting Guidelines

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

WWW.ISSGOVERNANCE.COM	52 of 90

UNITED STATES Proxy Voting Guidelines

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

WWW.ISSGOVERNANCE.COM	53 of 90

UNITED STATES Proxy Voting Guidelines

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan; and

•	Dividends payable prior to award vesting.

[21]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

WWW.ISSGOVERNANCE.COM	54 of 90

UNITED STATES Proxy Voting Guidelines

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy; and

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

WWW.ISSGOVERNANCE.COM	55 of 90

UNITED STATES Proxy Voting Guidelines

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

WWW.ISSGOVERNANCE.COM	56 of 90

UNITED STATES Proxy Voting Guidelines

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

WWW.ISSGOVERNANCE.COM	57 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans — Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

WWW.ISSGOVERNANCE.COM	58 of 90

UNITED STATES Proxy Voting Guidelines

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans — Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing — repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting — does the new option vest immediately or is there a black-out period?;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market; and

•	Participants — executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

WWW.ISSGOVERNANCE.COM	59 of 90

UNITED STATES Proxy Voting Guidelines

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the

WWW.ISSGOVERNANCE.COM	60 of 90

UNITED STATES Proxy Voting Guidelines

ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

WWW.ISSGOVERNANCE.COM	61 of 90

UNITED STATES Proxy Voting Guidelines

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants — Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

WWW.ISSGOVERNANCE.COM	62 of 90

UNITED STATES Proxy Voting Guidelines

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

WWW.ISSGOVERNANCE.COM	63 of 90

UNITED STATES Proxy Voting Guidelines

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

WWW.ISSGOVERNANCE.COM	64 of 90

UNITED STATES Proxy Voting Guidelines

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure? and

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan; and

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

WWW.ISSGOVERNANCE.COM	65 of 90

UNITED STATES Proxy Voting Guidelines

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and

•	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

•	Any recent severance-related controversies; and

•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

WWW.ISSGOVERNANCE.COM	66 of 90

UNITED STATES Proxy Voting Guidelines

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

WWW.ISSGOVERNANCE.COM	67 of 90

UNITED STATES Proxy Voting Guidelines

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

•	The new quorum threshold requested;

•	The rationale presented for the reduction;

•	The market capitalization of the company (size, inclusion in indices);

•	The company’s ownership structure;

•	Previous voter turnout or attempts to achieve quorum;

•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

•	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

WWW.ISSGOVERNANCE.COM	68 of 90

UNITED STATES Proxy Voting Guidelines

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach — E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

WWW.ISSGOVERNANCE.COM	69 of 90

UNITED STATES Proxy Voting Guidelines

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

WWW.ISSGOVERNANCE.COM	70 of 90

UNITED STATES Proxy Voting Guidelines

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

WWW.ISSGOVERNANCE.COM	71 of 90

UNITED STATES Proxy Voting Guidelines

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

WWW.ISSGOVERNANCE.COM	72 of 90

UNITED STATES Proxy Voting Guidelines

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

WWW.ISSGOVERNANCE.COM	73 of 90

UNITED STATES Proxy Voting Guidelines

upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; or

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

WWW.ISSGOVERNANCE.COM	74 of 90

UNITED STATES Proxy Voting Guidelines

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

WWW.ISSGOVERNANCE.COM	75 of 90

UNITED STATES Proxy Voting Guidelines

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; or

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

WWW.ISSGOVERNANCE.COM	76 of 90

UNITED STATES Proxy Voting Guidelines

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

WWW.ISSGOVERNANCE.COM	77 of 90

UNITED STATES Proxy Voting Guidelines

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

WWW.ISSGOVERNANCE.COM	78 of 90

UNITED STATES Proxy Voting Guidelines

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

WWW.ISSGOVERNANCE.COM	79 of 90

UNITED STATES Proxy Voting Guidelines

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

WWW.ISSGOVERNANCE.COM	80 of 90

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

WWW.ISSGOVERNANCE.COM	81 of 90

UNITED STATES Proxy Voting Guidelines

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

WWW.ISSGOVERNANCE.COM	82 of 90

UNITED STATES Proxy Voting Guidelines

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

•

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and

•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

WWW.ISSGOVERNANCE.COM	83 of 90

UNITED STATES Proxy Voting Guidelines

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

WWW.ISSGOVERNANCE.COM	84 of 90

UNITED STATES Proxy Voting Guidelines

•	Governance profile of the company; and

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers; and

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares; and

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

WWW.ISSGOVERNANCE.COM	85 of 90

UNITED STATES Proxy Voting Guidelines

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration; and

•	Consolidation in target industry.

Business Development Companies — Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

WWW.ISSGOVERNANCE.COM	86 of 90

UNITED STATES Proxy Voting Guidelines

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance; and

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation; and

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or

•	Removal of shareholder approval requirement to change the domicile of the fund.

WWW.ISSGOVERNANCE.COM	87 of 90

UNITED STATES Proxy Voting Guidelines

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states; and

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry; and

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel; and

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

WWW.ISSGOVERNANCE.COM	88 of 90

UNITED STATES Proxy Voting Guidelines

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations; and

•	The performance of other funds under the advisor’s management.

WWW.ISSGOVERNANCE.COM	89 of 90

UNITED STATES Proxy Voting Guidelines

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2024 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM	90 of 90

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC

EQUITABLE INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	OVERVIEW

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (together “EIM”) have adopted the Proxy Voting Policies and Procedures set forth below (the “Policies and Procedures”). EIM serve as the investment adviser to each series (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (“EQAT”), EQ Premier VIP Trust (“VIP”) and 1290 Funds (each, a “Trust” and together, the “Trusts”). Equitable Investment Management Group, LLC serves as the investment advisor to EQAT and VIP and Equitable Investment Management, LLC serves as the investment adviser to the 1290 Funds. Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. Equitable Investment Management, LLC (the “Administrator”) serves as the Administrator for all the Trusts. The Administrator is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trusts, and thus assists in monitoring the Trusts’ compliance with these Policies and Procedures. These Policies and Procedures have been designed to ensure that proxies relating to each Trust’s portfolio securities are voted in the best interest of the Trust.

II.	TRUSTS’ PROXY VOTING PROGRAM

EIM has established a Proxy Voting Committee that is responsible for monitoring and administering the Trusts’ proxy voting program (the “Program”), as described below. The Administrator, as the administrator, assists with the administration of the Program. The Proxy Voting Committee is composed of EIM’s and the Administrator’s Chief Compliance Officer (“CCO”), officers of EIM and the Administrator, and/or members of EIM’s or the Administrator’s (as applicable) Investment Management Services, Legal Departments and Compliance Departments, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

A.

Sub-Advised Portfolios. EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including day-to-day research and stock selection for a Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser.

B.

“Fund-of-Funds” Portfolios. EIM provides the day-to-day portfolio management services to certain Portfolios or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the Policies and Procedures set forth in Section III below.

III.	PROXY VOTING POLICIES AND PROCEDURES

It is EIM’s policy to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that these Policies and Procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.	Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios.

a.

With respect to voting proxies of Underlying Unaffiliated Funds and Underlying ETFs where a Portfolio, and other members of its “advisory group” (as defined in Rule 12d1-4 under the Investment Company Act of 1940) in the aggregate (i) hold more than 25% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF as a result of a decrease in the outstanding voting securities of the acquired fund, or (ii) hold more than 10% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF that is a registered closed-end management investment company or business development company, each member of such “advisory group” will vote its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Underlying Affiliated Fund or Unaffiliated ETF are required by the rule or otherwise under Section 12(d)(1) to vote such securities in the same proportion as the vote of all other holders of such securities, the Portfolio will seek instructions from its security holders with regard to the voting of all proxies with respect to such Underlying Unaffiliated Fund or Underlying ETF securities and vote such proxies in accordance with such instructions.

b.

With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios in all other circumstances as described in Section III.D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM, with the assistance of Administrator, may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

1.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

2.	EIM, or the Administrator on EIM’s behalf, provides clients with a copy of these procedures upon request and a description of these procedures is included in EIM’s Form ADV, Part II.

3.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ CCO or other member of EIM’s and the Administrator Legal Department (“Legal”) and Compliance Department (“Compliance”).

4.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

D.

Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E.

Record Retention and Inspection. EIM and the Administrator will maintain all documentation associated with EIM’s proxy voting decisions. EIM and the Administrator Compliance is responsible for verifying that such documentation is properly maintained in accordance with its procedures and applicable laws and regulations.

IV.	CONFLICTS OF INTEREST

If EIM or the Administrator becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•	Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s).

V.	PROXY VOTING SERVICES

EIM, with the assistance of the Administrator, may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (ISS), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee, with the assistance of the Administrator, will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

Legal and Compliance will conduct a due diligence review of any proxy voting service (“Proxy Service”) to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM or the Administrator will require the Proxy Service to update them on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM or the Administrator becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

VI.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A.

Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts, EIM, and the Administrator, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C.

Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D.

Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E.	Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.

Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts, EIM, and the Administrator such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts, EIM, or the Administrator may reasonably request.

EIM, with assistance from the Administrator, will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical. As part of its ongoing due diligence and compliance responsibilities, EIM will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

VII.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

EIM and the Administrator, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM and the Administrator (including, at their option, through third-party service providers) will maintain a system that is reasonably designed to ensure that EIM’s actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

Amended: September 12, 2019

Amended: December 10, 2014

Amended: July 11, 2007

Adopted: August 6, 2003

Amended: December 15, 2020

Amended: August 2021

Amended: December 2021

Amended: January 2023

Proxy Voting Policies

POLICY

Applicable Entities / Rules

Applicable Entities:	American Century Investment Management, Inc.

Statutory/Regulatory:	Investment Company Act §30(b), Rule 30b1-4; Investment Advisers Act §206, 206(4)-6

Effective Date(s):	September/October 2004, Last Revised November/December 2019

Policy or Summary:	Policy

Related Summary:	Proxy Voting Policies and Procedures

Related Documents:

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

I.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	Specific Proxy Matters

A.	Routine Matters

1.	Election of Directors

a)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of

Proxy Voting Policies

POLICY

directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

b)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

c)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

d)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

e)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

f)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

2.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

Proxy Voting Policies

POLICY

B.	Compensation Matters

1.	Executive Compensation

a)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

b)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

2.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

Proxy Voting Policies

POLICY

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

C.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue

Proxy Voting Policies

POLICY

such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non- targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

Proxy Voting Policies

POLICY

7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals.

In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison

Proxy Voting Policies

POLICY

pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

12.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

13.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits

Proxy Voting Policies

POLICY

of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

14.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

D.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

E.	Other Matters

1.	Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Proxy Voting Policies

POLICY

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

3.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

Proxy Voting Policies

POLICY

6.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the board of directors, in the belief that such ownership should be at the discretion of Board members.

8.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

III.	Use of Proxy Advisory Services

The Advisor may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate

Proxy Voting Policies

POLICY

corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

IV.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Appendix I

AXA IM Corporate Governance & Voting Policy

9 of 9

AXA Investment Managers - Corporate Governance & Voting Policy February 2022

1

2

1. PREAMBLE

Our general approach

AXA IM's approach to corporate governance – namely our proxy voting and shareholder engagement work – derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

Corporate governance refers to the system by which a corporation is directed and controlled. It concerns rights, responsibilities of the different stakeholders in the corporation such as the functioning of the Boards, managers, shareholders.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way. As an investor with a widely diversified portfolio and long-term horizons, we believe that sustainable corporate governance increases the resilience of our investments and creates the framework to ensure that a corporation is managed in the long-term interest of its stakeholders. Voting at Annual General Meetings is a key component with our investee companies, and a right given to the shareholders, as such, we intend to exercise our voting rights and the rights and duties conferred to us by our shareholder's status. We consider this to be part of the fiduciary duty for a fund manager like AXA IM.

As Transition Leaders, we are convinced we have a key role to play in financing the transition to a greener and more sustainable world. Climate action is critical for human progress, and thus, we are committed to tackling the climate-related risks that threaten the future of the planet, through our long-term dialogue with our investee companies. Our belief is that this transition will not succeed if the social and governance pillars are not part of the equation. Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace.

This policy provides the foundation for AXA IM's proxy voting and company engagement activities, as well as for participation in related public policy discussions.

The building blocks of this policy are based on internationally recognised best-practice principles and our lengthy experience as an asset manager invested and engaging with companies from different regions with heterogenous governance practices and governance of significant ESG risks. AXA IM supports the development of industry standards aimed at guiding our activities as a responsible asset manager. We are notably a member of the United Nations-backed Principles for Responsible Investment (PRI), a supporter of the Taskforce for Climate Related Financial Disclosures and a signatory of the UK Stewardship Code (the Code)[1]. We wish to play a role in defining those standards, and to act in accordance with the principles and best practices as defined by such relevant initiatives.

A flexible policy guided by engagement with the investee companies

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that

[1] The complete list is available in our annual Stewardship report.

3

4

2. COMPANY BOARDS AND DIRECTORS

We consider the Board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company's affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision-making body. Others follow a 'supervisory model' where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in De Facto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

As such, we push investee companies to constitute boards whose approach enables the creation of long-term sustainable value, thus taking into account the management and supervision of strategic, operational and material ESG factors and the interests of key stakeholders. It is essential that the board is able to establish and maintain robust governance to support and sustain the company's strategic objectives. The company's long-term strategy and value creation including ESG factors should be communicated so that shareholders understand how the board identifies, manages and mitigates these risks.

BOARD BALANCE

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business.

The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company's affairs.

The potential for such concentration of powers can occur in several instances including where the positions of Chairman and Chief Executive Officer are held by one person; where the majority of non-executive directors are affiliated to management; or where the Board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

NON-EXECUTIVE DIRECTORS

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value.

The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company over the longer term. It is nonetheless vital that non-executive directors are truly engaged with the business in their supervisory capacity and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

- contributing to the right strategy for the company;
- considering material risk issues, including environmental and social issues impacting the company;
- participating in Board discussions on major issues of business development;

5

- appraising the performance of key executives, including the Chief Executive;
- monitoring results and pressing for appropriate corrective action when necessary;
- ensuring that the company has the right executive leadership and appropriate succession plans;
- safeguarding shareholders' funds by using the ability to challenge management and initiate change when necessary;
- ensuring effective company communication with shareholders; and
- carrying out specific corporate governance functions, principally via Board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the Board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

INDEPENDENCE

Boards have to manage the company's relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and regulators. Oftentimes, these stakeholders have directors representing their interest on the Board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgement when deliberating on the company's affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company. We expect Boards to align with national norms or best practice on independent director participation on board.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director's judgement. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director's judgement and therefore independence include where the director:

- is a former employee of the company within the last five years;
- has (had within the last three years) a material business relationship with the company or is a representative of such interests;
- receives additional remuneration from the company other than in the capacity of a director;
- has close family ties with any of the company's directors, senior employees or company's advisers;
- holds cross directorships with an executive director;
- is or represents a significant shareholder; and
- has served on the Board for a significant length of time, from 9 years to 12 years depending on market practice.

SHAREHOLDER REPRESENTATIVES

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent.

To guard against the domination of the Board by a particular group, a significant number of directors should be independent, and, at a minimum, we expect national norms for independent directors to be respected.

6

BOARD COMPOSITION AND DIVERSITY

The Board should comprise a range of directors who, individually and collectively, understand the company's strategy; can contribute their knowledge and expertise to the development of its businesses; understand the environment in which it operates; have a knowledge of the markets where it conducts its businesses; are aware of the risks associated with the strategy; and have insights into the different stakeholders, including regulators, customers, shareholders and wider society, whose views impact on the company or whose support is necessary for its continued success.

We believe that this requirement naturally points to the need for a diversity of skills, knowledge, experience, gender and nationality amongst the directors on the Board. We signal via our voting on director-related matters or any other relevant resolution reservations around the gender diversity level of investee companies' boards, and are also mindful of all aspects of diversity beyond gender, especially a diversity of origins, ethnicities, and social backgrounds. For markets where this is permissible, we may take action where there is insufficient ethnic representation on the Board.

We will pay particular attention to the election of directors who have the experience and a proven track-record in managing environmental and social issues. In the context of the energy transition, climate change, as well as natural capital degradation and biodiversity loss, these competences of the board members on these issues will be sought as we consider them to be key and essential.

In that context, the TCFD guidance on governance, mainly the disclosure of the board's oversight of climate-related risks and opportunities, and how the board is acting on those, in addition to management's role in assessing and managing climate-related risks, are elements we examine in those companies that are critical for the transition.

This approach would also apply to other ESG risks that might emerge in our investee companies' life cycles, including but not limited to, social issues, and data privacy. On all those issues, engagement remains the first angle of approach to understanding the nomination committee's approach of board appointments. However, robust disclosure on the desired ESG skills, and how nominees contribute to the overall Board's expertise and effective oversight of sustainability matters, is expected.

CHAIRMAN AND CEO

Our general preference is that companies separate the roles of Chief Executive Officer (CEO) and Chairman; with the CEO responsible for leading executives in implementing Board strategy and the Chairman leading the Board's supervision of executive performance. Where these functions are combined there would be no independent person charged with leading the Board's discharge of its oversight responsibilities.

A company's decision to combine these positions will be reviewed on the merits, taking account of the company's circumstances and whether there are checks and balances to mitigate against power being concentrated in the hands of one individual. To guard against this risk, companies who have combined the Chairman/CEO functions should appoint a Senior Independent Director to lead non-executive directors on matters where the Chairman/CEO is conflicted and act as an additional contact point for shareholders. In addition, where roles are combined, we would expect that qualified and experienced independent non-executive directors compose at least 50% of the Board, even in markets where corporate governance norms accept a lower level of board independence.

A decision to combine these functions should be subject to periodic reviews to ensure that it continues to be in the interest of the company and its shareholders.

NOMINATIONS COMMITTEE

The Nomination Committee leads the process for the appointment of directors to the Board. The

7

Nomination Committee should ensure that appointments to the Board are made on merit and that directors have sufficient time to devote to the role and that their track record, and that of the companies they have been associated, is a good one. The Committee should also ensure that the company has a strategy for executive succession.

ISSUES OF CONCERN – BOARDS

We may withhold support from director elections in the following instances:

1/ Information

- *Insufficient information on the Board or where biographical details on proposed directors are not provided.*

2/ Management of ESG issues at a Board level

- *The composition of the Board does not allow for effective management of ESG issues: there are not enough directors with an experience and a proven track-record in managing environmental and social issues.*

3/Independence

The nominee is not considered to be independent, and:

- *Independent directors on the Board constitute less than one third (or the number recommended by local best practice) of the total board (including management, employee directors, etc.).*

4/Commitment to the board:

- *The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;*
- *Concerns about a director(s) execution of their responsibilities;*
- *To signal concerns about the company's governance or performance.*

5/Board structure:

- *The position of Chairman and Chief Executive are held by one person and the risk is not mitigated by a Senior Independent Director and a majority independent Board;*
- *Where a Board has not established audit, remuneration or nomination committees.*

6/Diversity:

- *Composition of the Board does not reflect necessary diversity.*

6/Election

- *Directors do not stand for election by shareholders on a regular basis;*
- *The election of several directors is bundled into one resolution.*

8

3. Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term.

The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly. It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive's country of residence.

The remuneration policy should include ESG elements in order to motivate management to move the company towards a more sustainable model. These elements need to be tangible, clearly explained to shareholders, and not be used as a discretionary way of adjusting executive remuneration outcomes.

When setting executive pay, the Remuneration Committee and Board should consider pay and employment conditions for the general workforce. We generally do not support increases to the pay and conditions for senior executives that are out of line with the pay conditions proposed for the general workforce.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

REMUNERATION DISCLOSURE

We expect companies to provide full and comprehensive information on the company's remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders' behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

PERFORMANCE RELATED REMUNERATION

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target.

ANNUAL BONUS

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company's strategy. We view favourably the inclusion of tangible, transparent and pertinent ESG targets in the annual bonus structure.

We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

LONG-TERM SHARE SCHEMES

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value.

9

The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company.

The performance conditions may be subject to criteria linked to the company's performance from a financial point of view. However, we also encourage investee companies to introduce criteria linked to the company's non-financial performance. Subordinating a part of the long-term remuneration (i.e., LTIP) of executives to non-financial objectives will accelerate the transition of companies towards more virtuous models.

For companies which belong to the sectors which are the most sensitives to climate considerations, we expect specific criteria to be included in the variable remuneration of the main executives.

For companies impacted by the social, data privacy, biodiversity, issues or any other relevant ESG topics, we expect an integration of material ESG elements related to their ESG strategy.

We will pay attention to a choice of relevant metrics, which are related to the activity of the company, its sector, its strategy, and are measurable, comparable and achievable metrics. Criteria used should be disclosed, detailed, stringent enough. Company performance should be judged over a period that is aligned with the Company's strategy. The minimum period should be no shorter than three years and we actively support longer performance periods that are in tune with the company's longer-term strategy.

All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year's salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

TERMINATION BENEFITS

Companies should align service contract terms with best practice in their relevant markets and in any case should not exceed the equivalent of 24 months compensation. Boards and remuneration committees should ensure that any compensation paid cannot be viewed as a reward for failure.

CLAW-BACK POLICY

The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

REMUNERATION COMMITTEE

The Remuneration Committee is responsible for determining the Board's policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value. The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

10

11

4. Reporting and Audit

CORPORATE REPORTING

In a well-functioning market, which enables investors to perform their fiduciary role vis a vis clients' assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information.

Robust disclosure is essential for investors to effectively gauge companies' business practices and strategic planning related to E&S risks and opportunities. Thus, we support the adoption of international frameworks that allow companies to report on sustainability information. This allows us to evaluate how the company's strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term. The Board should provide sustainability reporting that puts historical performance into context, and portrays the risks, opportunities and prospects for the company in the future, helping investors understand a company's strategic objectives and its progress towards meeting them. This reporting should be easily accessible to shareholders, and should :

- be linked to the company's business model
- be genuinely informative and include forward-looking elements where this will enhance understanding
- describe the company's strategy, and associated risks and opportunities, and explain the board's role in assessing and overseeing strategy and the management of risks and opportunities.
- be accessible and appropriately integrated with other information that enables investors to obtain a picture of the whole company
- include environmental, social and governance related information that is material to the company's strategy and performance
- use key performance indicators that are linked to strategy and facilitate comparisons
- use objective metrics where they apply and evidence-based estimates where they do not
- be strengthened where possible by independent assurance that is carried out annually having regard to established disclosure standards.

Full company accounts, audited by independent external auditors, should be presented to a company's annual general meeting for shareholders' approval.

AUDIT COMMITTEE

The Audit Committee is responsible for exercising oversight of the company's process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting. The Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process.

NON-AUDIT FEES

The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

AUDIT FIRM / AUDIT PARTNER ROTATION

There are now developments in many markets supporting audit firm or audit partner rotation as a means to improve the independence and objectivity of the audit process. We support periodic rotation

12

as a further means to enhance the integrity and reliability of the external audit process.

ISSUES OF CONCERN – Reports & Account & Audit

We may withhold support from approval of Reports & Accounts and audit-related resolutions in the following instances:

1/Disclosure:

- *The company's extra financial disclosure is lacking (e.g. oil major with no TCFD-aligned disclosure);*
- *Non provision of the audited accounts in a timely manner;*
- *Concerns about the integrity of the information reported;*
- *Non-reporting of material ESG performance, particularly in high-risk sectors and or where sectorial peers are able to report.*

2/Audit Integrity

- *Where an executive director is a member of the Audit Committee;*
- *Non-audit fees are significantly higher than audit fees and no reasonable explanation is provided;*
- *The Audit firm has been in place for several years and no retendering of audit services has been conducted by the Company or there has been no audit partner rotation for a significant number of years.*

5. Shareholder Rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect Boards to protect and facilitate the exercise of shareholders' ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on.

Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders' rights come in different forms. These include restrictions on shareholders' voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company's governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

VOTING RIGHTS

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company's governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed

13

as the one share, one vote principle. We are therefore opposed to:

- measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;
- proposals that cap shareholders' voting rights once ownership of a certain percentage of shares is reached;
- multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;
- supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;
- voting schemes that do not provide for confidentiality of a shareholders' vote during the election;
- unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

ANTI-TAKEOVER PROVISIONS

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders' ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder.

Devices that cause concerns include:

- poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;
- transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;
- proposed repurchase of the company's shares during a bid period at a price that is significantly higher than the fair market value of the shares; and
- blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

PRE-EMPTION RIGHTS

Issuance of new shares presents a risk of dilution to shareholders' economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non-pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

- the level of dilution of value and control for existing shareholders;
- the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained - for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities - and how the

14

15

16

17

7. Environmental and Social Issues

We believe that companies which operate without due regard to the environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value and a company's management of relevant environmental and social issues is a lead indicator of success or failure.

We expect companies to align their policies and practices with the Principles of the UN Global Compact on Human Rights, Labour, Environment and Ethical Behaviour and OECD Guidelines for Multi-National Enterprises.

BOARD OVERSIGHT OF E&S ISSUES

We welcome the move by many companies to establish a standing board committee to oversee the company's management of its material environmental and social impacts and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company's performance. We believe that it is increasingly important that boards address and report on this activity as seriously as they do their other functions.

Where we consider that a Board has not managed environmental and social issues appropriately or does not evidence a proper governance of these key risk issues, we will reflect our concerns by voting against relevant directors standing for election or by not supporting the approval of the Reports & Accounts.

CLIMATE

Climate change is a major risk facing society today, and immediate action is required if significant environmental and societal damages are to be avoided. As part of our policy on climate we urge companies to:

- Commit to a net zero emission strategy, with short-, mid- and long-term carbon emissions reduction targets that are based on climate science. There should be a clear explanation of corresponding capital allocation plans;
- Integrate the company's entire value chain in the climate strategy;
- Perform scenario analysis using a scenario where global warming is limited to the Paris Agreement goals; and
- Align executive remuneration to climate change objectives.

BOARD ACCOUNTABILITY

In companies considered to be in risky sectors, particularly exposed to climate issues, the Board may be held responsible for not taking the necessary measures to address them.

A dissenting vote may be cast against the Management, the Board Chairman or the appropriate supervisory element of the governance structure in case risk management shortcomings are proven to have occurred or enough commitments are not made to address issues we raise via our thematic engagements.

In companies which are exposed to biodiversity, social and data privacy risks, the Board may be held responsible for not taking the necessary measures to address them. A dissenting vote might be cast against the CEO, the Board Chairman, or the appropriate supervisory element of the governance structure in case risk management shortcomings are proven to have occurred.

VOTES ON TRANSITION PLANS

While acknowledging strategy as being of the prerogative of management, we welcome the movement by some investee companies to submit an advisory vote on their transition plans, as a space for shareholder dialogue and increased engagement. We welcome regular votes or other means of shareholder communication on the progress against these announced strategies, and their regular

18

19

8. Implementation

8.1. OVERSIGHT

The Corporate Governance and Voting policy is validated by the Corporate Governance Committee and by the Responsible Investment Strategic Committee.

AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of corporate governance in investee companies. The Corporate Governance Committee is chaired by the Chief Investment Officer of AXA IM Paris, the deputy Chair is the Head of AXA IM Group Research. The Committee comprises representatives of Investment teams, who bring their investment perspectives to the Committee's deliberations, as well as representatives from Responsible Investment teams. It is organised by the Corporate Governance team.

In addition, members of our Compliance department are represented on the Committee to ensure that decisions are taken in line with prescribed process, free of conflicts and in the clients' interests. Our Middle Office is also represented on the Committee in view of their important role to ensure that the voting chain and processing of voting instructions works correctly.

The Corporate Governance team implements this policy under the direction of the Committee.

8.2. COMPANY DIALOGUE

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company's strategy, operational performance, acquisition and disposal strategy; executive/Board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company's management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients' ownership rights to vote against relevant resolutions or, submit resolutions at shareholders' meetings or requisition of an extraordinary general meeting.

Governance engagement is key for us, and part of our engagement policy (link), and portfolio managers, relevant platform are involved in the engagement with the investee companies.

8.3. VOTING

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of our clients.

We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company's particular circumstances.

As far as possible, we do not apply any specific restrictions on voting regarding the type of resolution nor the issuer in question, but the objective is to vote at all possible general meetings. Exceptions to these would be explained in our annual voting report.

AXA IM makes use of the voting information services of Institutional Shareholder Services, Proxinvest, and Institutional Voting Information Service. The research received is used to augment

20

knowledge of companies and resolutions at forthcoming general meetings. All voting decisions are made by the AXA IM Corporate Governance team and are based on our Corporate Governance & Voting Policy.

8.4. STOCK LENDING

Stock lending aids market liquidity and allows clients to maximise revenues from their holdings and is a technique used by AXA Investment Managers. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings.

AXA IM adheres to the following key principles for stock lending:

1. AXA IM intends to recall shares, ahead of record date, in advance of general meetings to exercise voting right for open-ended funds and mandates; and
2. AXA IM will engage in stock lending with a robust responsible investment policy in place as described in AXA IM Responsible Investment policy.

8.5. CONFLICTS OF INTEREST

In relation to our stewardship activities, we have adopted a set of guidelines to identify circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA SA, key clients and significant suppliers.

We manage conflicts within our voting activities using the following approach. Firstly, the Corporate Governance Committee has the sole responsibility for taking voting decisions on behalf of clients who have given AXA IM full discretion to vote. Voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

In addition, where potential conflicts of interests have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record and, where appropriate, will be notified to the relevant local internal governance committee and/or Compliance Department.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

Our conflict-of-interest policy is available on our website (insert link).

8.6. REPORTING

Our **Voting Records** are accessible to the public and detail how we voted at General Meetings of companies held on our clients' behalf. In addition, we publish a Stewardship Report and a TCFD and Article 173 report on an annual basis and information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

Voting and Engagement reports are available on our Fund Center for our ESG, Sustainable and Impact funds. We also provide our clients with detailed quarterly reports on voting and engagement activities upon request.

Information on AXA IM's Responsible Investment activities is available on our dedicated RI website.

21

22

Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment. As part of our fiduciary duty, we do consider environmental, social, and governance (“ESG”) issues that may impact the value of an investment, through introducing opportunity or by creating risk to the value, or both.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (“ISS”) Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2. Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.

in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.

a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Brandywine Global Fixed Income Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.

We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.

We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We	vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

Essex Investment Management Co., LLC — Proxy Voting Policy

(Effective October 1, 2022)

Voting Proxies: Where a firm votes proxies on behalf of clients, the Advisers Act Rule 206(4)-6 requires Essex to establish written policies and procedures regarding how it exercises proxy voting authority with respect to client securities. Essex will vote proxies for the portfolio securities in a client account, unless that client has retained the authority to vote proxies or delegated the authority to a third party (e.g., in the case of an ERISA client, to another plan fiduciary). Essex utilizes proxy voting policies and procedures designed to reasonably ensure that Essex acts in the best interest of clients. Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

Voting Agent: Essex has contracted with an independent third party, Institutional Shareholders Services (“ISS”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting and researches proxy issues independent from Essex executed votes. Subject to regular review by the Proxy Voting Committee (discussed below) Essex has adopted ISS’s proxy voting policy guidelines as its own and votes Essex’s clients’ proxies according to those policy guidelines. Essex has adopted certain ISS custom voting policies: ISS Benchmark Policy and the ISS Sustainability Policy. Essex may adopt additional custom policies in the future. Essex will select the appropriate policy to align with the client’s strategy and/or client’s legal entity status. Details of the third party’s proxy voting policy guidelines shall be provided to clients upon request.

Proxy Voting Committee: Essex’s Proxy Voting Committee, which is a subcommittee of the Compliance and Operating Risk Committee, is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review ISS’s proxy voting policies and consider whether to continue to adopt them as Essex’s own proxy voting policies. Any changes to ISS’s voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee would also act in any extraordinary circumstances, e.g., in which ISS declines to recommend a proxy vote because of a conflict of interest. Documentation of the annual Committee meeting and its results, including any annual due diligence of ISS to ensure they continue to have the capacity and competency to adequately analyze proxy issues, will recorded in the Committee’s minutes.

Securities on Loan: Essex generally does not vote proxies for securities on loan. Some clients may participate in client-directed security lending programs, which require a recall of the loaned securities to properly assign voting rights to the lender. Because of these administrative considerations, Essex may not receive adequate notice of a proxy voting solicitation to arrange a recall of shares through the client’s custodian or other intermediary in time to vote the proxies. Due to these administrative difficulties, Essex does not vote loan securities unless contractually required under a client agreement on a best effort basis.

Share Blocking: Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Participation in Class Action Lawsuits: Essex’s clients may be eligible to participate in class action lawsuits that may result in a settlement or judgment in favor of the class of which the client is a member. Essex is not obligated to take any legal action with regard to class action suits relating to securities purchased by Essex for its clients, and generally does not do so. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceedings, Essex will make reasonable efforts to provide the client or the client’s legal counsel with any reasonable information that may be needed upon client’s reasonable request.

Proxy Voting Records: Advisors that exercise voting authority with respect to Client securities must retain their proxy voting policies and procedures, proxy statements received regarding Client securities, records of votes they cast on behalf of Clients, records of Client requests for proxy voting information and any documents prepared by the advisor that were material to making a decision how to vote or that memorialized the basis for the decision.

The Advisor utilizes a third-party proxy voting service provider for vote recommendations, statements and records.

	Document	Length of Retention	Department Responsible
1	Policy and Procedures: A copy of all proxy voting policies and procedures.	6 Years	Essex Compliance
2	Proxy Statements: A copy of each proxy statement that the investment adviser receives regarding client securities. (Essex may satisfy this requirement by relying on a third party to make and retain, on Essex’s behalf, a copy of a proxy statement because Essex has obtained an undertaking from a third party to provide a copy of the proxy statement promptly upon request) and Essex may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)	6 Years	Institutional Shareholders Services (ISS)
3	Votes Cast: A record of each vote cast by the investment adviser on behalf of a client. (Essex is relying on ISS to retain these records – see undertaking note in item 2 above)	6 Years	Institutional Shareholders Services (ISS)
4	Decision Documentation: A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.	6 Years	Essex Portfolio Management and Essex Proxy Voting Committee
5	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.	6 Years	Essex Operations

UNITED STATES SUSTAINABILITY PROXY VOTING GUIDELINES 2024 Policy Recommendations Published January 2024 WWW.ISSGOVERNANCE.COM

TABLE OF CONTENTS Introduction . 8 Routine/Miscellaneous . 9 Adjourn Meeting.9 Amend Quorum Requirements .9 Amend Minor Bylaws.9 Change Company Name .9 Change Date, Time, or Location of Annual Meeting .9 Other Business .10 Audit-Related .10 Auditor Indemnification and Limitation of Liability .10 Auditor Ratification.10 Shareholder Proposals Limiting Non-Audit Services .11 Shareholder Proposals on Audit Firm Rotation .11 Board of Directors . 12 Voting on Director Nominees in Uncontested Elections .12 Accountability .12 Problematic Takeover Defenses, Capital Structure, and Governance Structures .12 Problematic Audit-Related Practices .15 Problematic Compensation Practices .15 Environmental, Social and Governance (ESG) Failures .16 Climate Risk Mitigation and Net Zero .16 Responsiveness.17 Composition.18 Gender Diversity .18 Racial and/or Ethnic Diversity.18 Independence .19 Sustainability Policy Classification of Directors - U.S. .19 Other Board-Related Proposals .22 Board Refreshment.22 Board Size .22 Classification/Declassification of the Board .22 CEO Succession Planning .23 Cumulative Voting .23 Director and Officer Indemnification, Liability Protection, and Exculpation .23 Establish/Amend Nominee Qualifications .24 Establish Other Board Committee Proposals .24 Filling Vacancies/Removal of Directors .24 Independent Board Chair .24 Majority of Independent Directors/Establishment of Independent Committees .25 Majority Vote Standard for the Election of Directors .25 Proxy Access .25 Require More Nominees than Open Seats .25 U N I T E D S T A T E S 2024 SUSTAINABILITY PROXY VOTING GUIDELINES W W W . I S S G O V E R N A N C E . C O M 6 of 83

Shareholder Engagement Policy (Shareholder Advisory Committee) .26 Proxy Contests/Proxy Access -Voting for Director Nominees in Contested Elections.26 Vote-No Campaigns .26 Shareholder Rights & Defenses . 27 Advance Notice Requirements for Shareholder Proposals/Nominations .27 Amend Bylaws without Shareholder Consent .27 Control Share Acquisition Provisions .27 Control Share Cash-Out Provisions .27 Disgorgement Provisions .28 Fair Price Provisions .28 Freeze-Out Provisions .28 Greenmail .28 Shareholder Litigation Rights.28 Federal Forum Selection Provisions .28 Exclusive Forum Provisions for State Law Matters .29 Fee Shifting .29 Net Operating Loss (NOL) Protective Amendments .29 Poison Pills (Shareholder Rights Plans) .30 Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy .30 Management Proposals to Ratify a Poison Pill .30 Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs) .31 Proxy Voting Disclosure, Confidentiality, and Tabulation .31 Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions .31 Reimbursing Proxy Solicitation Expenses .32 Reincorporation Proposals .32 Shareholder Ability to Act by Written Consent .32 Shareholder Ability to Call Special Meetings .33 Stakeholder Provisions .33 State Antitakeover Statutes.33 Supermajority Vote Requirements .33 Virtual Shareholder Meetings.34 Capital/Restructuring . 35 Capital .35 Adjustments to Par Value of Common Stock.35 Common Stock Authorization .35 General Authorization Requests.35 Specific Authorization Requests .36 Dual Class Structure .36 Issue Stock for Use with Rights Plan .36 Preemptive Rights.36 Preferred Stock Authorization .36 General Authorization Requests.36 Specific Authorization Requests .37 Recapitalization Plans .38 Reverse Stock Splits .38

Share Repurchase Programs .38 Stock Distributions: Splits and Dividends .39 Tracking Stock .39 Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.39 Restructuring .39 Appraisal Rights .39 Asset Purchases .40 Asset Sales .40 Bundled Proposals .40 Conversion of Securities .40 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans .41 Formation of Holding Company.41 Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs).42 Joint Ventures .42 Liquidations .42 Mergers and Acquisitions .43 Private Placements/Warrants/Convertible Debentures.43 Reorganization/Restructuring Plan (Bankruptcy) .44 Special Purpose Acquisition Corporations (SPACs) .45 Special Purpose Acquisition Corporations (SPACs)-Proposals for Extensions .45 Spin-offs .46 Value Maximization Shareholder Proposals .46 Compensation . 47 Executive Pay Evaluation .47 Advisory Votes on Executive Compensation-Management Proposals (Management Say-on-Pay) .47 Pay-for-Performance Evaluation .48 Problematic Pay Practices.49 Compensation Committee Communications and Responsiveness .49 Frequency of Advisory Vote on Executive Compensation ("Say When on Pay").50 Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale .50 Equity-Based and Other Incentive Plans.51 Shareholder Value Transfer (SVT).52 Three-Year Value-Adjusted Burn Rate .52 Egregious Factors.52 Liberal Change in Control Definition.52 Repricing Provisions.53 Problematic Pay Practices or Significant Pay-for-Performance Disconnect .53 Specific Treatment of Certain Award Types in Equity Plan Evaluations .53 Dividend Equivalent Rights .53 Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs) .54 Other Compensation Plans .54 401(k) Employee Benefit Plans .54 Employee Stock Ownership Plans (ESOPs) .54 Employee Stock Purchase Plans-Qualified Plans .54

Employee Stock Purchase Plans-Non-Qualified Plans .54 Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m)) .55 Option Exchange Programs/Repricing Options .55 Stock Plans in Lieu of Cash.56 Transfer Stock Option (TSO) Programs .56 Director Compensation.57 Shareholder Ratification of Director Pay Programs .57 Equity Plans for Non-Employee Directors .57 Non-Employee Director Retirement Plans .58 Shareholder Proposals on Compensation .58 Adopt Anti-Hedging/Pledging/Speculative Investments Policy .58 Bonus Banking/Bonus Banking "Plus" .58 Compensation Consultants-Disclosure of Board or Company's Utilization .58 Disclosure/Setting Levels or Types of Compensation for Executives and Directors .58 Golden Coffins/Executive Death Benefits .59 Hold Equity Past Retirement or for a Significant Period of Time .59 Pay Disparity .59 Pay for Performance/Performance-Based Awards.59 Pay for Superior Performance .60 Pre-Arranged Trading Plans (10b5-1 Plans) .60 Prohibit Outside CEOs from Serving on Compensation Committees .60 Recoupment of Incentive or Stock Compensation in Specified Circumstances .61 Severance Agreements for Executives/Golden Parachutes .61 Share Buyback Proposals .62 Supplemental Executive Retirement Plans (SERPs) .62 Tax Gross-Up Proposals .62 Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity .62 Social and Environmental Issues . 63 Global Approach .63 Animal Welfare .63 Animal Welfare Policies .63 Animal Testing .64 Animal Slaughter .64 Consumer Issues .64 Genetically Modified Ingredients .64 Reports on Potentially Controversial Business/Financial Practices .65 Consumer Lending .65 Pharmaceutical Pricing, Access to Medicines, Product Reimportation and Health Pandemics .65 Health Pandemics .66 Product Safety and Toxic/Hazardous Materials .66 Tobacco-Related Proposals .66 Climate Change .67

Climate Change/Greenhouse Gas (GHG) Emissions .67 Say on Climate (SoC) Management Proposals .67 Say on Climate (SoC) Shareholder Proposals .68 Energy Efficiency .68 Renewable Energy .68 Diversity .68 Board Diversity .68 Equality of Opportunity .69 Gender Identity, Sexual Orientation, and Domestic Partner Benefits .69 Gender, Race/Ethnicity Pay Gap .69 Racial Equity and/or Civil Rights Audits .69 Environment and Sustainability .69 Facility and Workplace Safety.69 Hydraulic Fracturing .70 Operations in Protected Areas .70 Recycling .70 Sustainability Reporting.70 Water Issues .71 Equator Principles .71 General Corporate Issues .71 Charitable Contributions .71 Data Security, Privacy, and Internet Issues .72 Environmental, Social, and Governance (ESG) Compensation-Related Proposals .72 Human Rights, Labor Issues, and International Operations .72 Human Rights Proposals .73 Mandatory Arbitration .73 MacBride Principles .73 Community Social and Environmental Impact Assessments .74 Operations in High-Risk Markets .74 Outsourcing/Offshoring .74 Sexual Harassment .75 Weapons and Military Sales .75 Political Activities .75 Lobbying .75 Political Contributions .75 Political Ties .76 Political Expenditures and Lobbying Congruency .76 Mutual Fund Proxies . 77 Election of Directors .77 Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes .77 Converting Closed-end Fund to Open-end Fund .77 Proxy Contests .77 Investment Advisory Agreements .77

Approving New Classes or Series of Shares .78 Preferred Stock Proposals .78 1940 Act Policies .78 Changing a Fundamental Restriction to a Nonfundamental Restriction .78 Change Fundamental Investment Objective to Nonfundamental.78 Name Change Proposals .78 Change in Fund's Subclassification .79 Business Development Companies-Authorization to Sell Shares of Common Stock at a Price below Net Asset Value .79 Disposition of Assets/Termination/Liquidation .79 Changes to the Charter Document .79 Changing the Domicile of a Fund .80 Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval.80 Distribution Agreements .80 Master-Feeder Structure .80 Mergers .80 Shareholder Proposals for Mutual Funds .81 Establish Director Ownership Requirement .81 Reimburse Shareholder for Expenses Incurred .81 Terminate the Investment Advisor .81 Foreign Private Issuers Listed on U.S. Exchanges . 82

Introduction ISS recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest and ensure sustainable long-term profitability for their beneficiaries. Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer's adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency. ISS' Sustainability Proxy Voting Guidelines ISS has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks. On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance. These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

1. Routine/Miscellaneous Adjourn Meeting Sustainability Policy Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business." Amend Quorum Requirements Sustainability Policy Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration: The new quorum threshold requested; The rationale presented for the reduction; The market capitalization of the company (size, inclusion in indices); The company's ownership structure; Previous voter turnout or attempts to achieve quorum; Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and Other factors as appropriate. In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred. Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above. Amend Minor Bylaws Sustainability Policy Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections). Change Company Name Sustainability Policy Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value. Change Date, Time, or Location of Annual Meeting Sustainability Policy Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business Sustainability Policy Recommendation: Vote against proposals to approve other business when it appears as voting item. Audit-Related Auditor Indemnification and Limitation of Liability Sustainability Policy Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to: The terms of the auditor agreement-the degree to which these agreements impact shareholders' rights; The motivation and rationale for establishing the agreements; The quality of the company's disclosure; and The company's historical practices in the audit area. Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm. Auditor Ratification Sustainability Policy Recommendation: Vote for proposals to ratify auditors unless any of the following apply: An auditor has a financial interest in or association with the company, and is therefore not independent; There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position; Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or Fees for non-audit services ("Other" fees) are excessive. Non-audit fees are excessive if: Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees. In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Shareholder Proposals on Audit Firm Rotation Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account: The tenure of the audit firm; The length of rotation specified in the proposal; Any significant audit-related issues at the company; The number of audit committee meetings held each year; The number of financial experts serving on the committee; and Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors Voting on Director Nominees in Uncontested Elections Four fundamental principles apply when determining votes on director nominees: Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors. Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered. Composition: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives. Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors. Sustainability Policy Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis): Accountability Problematic Takeover Defenses , Capital Structure, and Governance Structures Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable. Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure. Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

UNITED STATES2024 SUSTAINABILITY PROXY VOTING GUIDELINES companies only). Take into consideration the companys operational metrics and other factors as warranted.Problematic provisions include but are not limited to:ª A classified board structure;ª A supermajority vote requirement;ª Either a plurality vote standard in uncontested director elections or a majority vote standard with no pluralitycarve-out for contested elections;ª The inability of shareholders to call special meetings;ª The inability of shareholders to act by written consent;ª A multi-class capital structure; and/orª A nonshareholder-approved poison pill.Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should beconsidered case-by-case) if:ª The company has a poison pill with a deadhand or slowhand feature2;ª The board makes a material adverse modification to an existing pill, including, but not limited to, extension,renewal, or lowering the trigger, without shareholder approval; orª The company has a long-term poison pill (with a term of over one year) that was not approved by the publicshareholders3.Vote case-by-case on nominees if the board adopts an initial short-term pill3 (with a term of one year or less)without shareholder approval, taking into consideration:ª The disclosed rationale for the adoption;ª The trigger;ª The company's market capitalization (including absolute level and sudden changes);ª A commitment to put any renewal to a shareholder vote; andª Other factors as relevant.Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committeemembers, or the entire board (except new nominees2, who should be considered case-by-case) if the boardamends the company's bylaws or charter without shareholder approval in a manner that materially diminishesshareholders' rights or that could adversely impact shareholders, considering the following factors:ª The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;ª Disclosure by the company of any significant engagement with shareholders regarding the amendment;ª The level of impairment of shareholders' rights caused by the board's unilateral amendment to thebylaws/charter;ª The board's track record with regard to unilateral board action on bylaw/charter amendments or otherentrenchment provisions;ª The company's ownership structure;ª The company's existing governance provisions;ª The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and, 2 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote,Sustainability Advisory Services will generally still recommend withhold/against nominees at the next shareholder meetingfollowing its adoption.3 Approval prior to, or in connection, with a companys becoming publicly-traded, or in connection with a de-SPAC transaction,is insufficient. W W W . I S S G O V E R N A N C E . C O M 13 of 83

Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders. Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors: Classified the board; Adopted supermajority vote requirements to amend the bylaws or charter; Eliminated shareholders' ability to amend bylaws; Adopted a fee-shifting provision; or Adopted another provision deemed egregious. Problematic Governance Structure: For companies that hold or held their first annual meeting7 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights Supermajority vote requirements to amend the bylaws or charter; A classified board structure; or Other egregious provisions. A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor. Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years. Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5. Newly-public companies6 with a sunset provision of no more than seven years from the date of going public; Limited Partnerships and the Operating Partnership (OP) unit structure of REITs; Situations where the unequal voting rights are considered de minimis; or The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained. 4 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering. 5 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights ("loyalty shares"). 6 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors: The presence of a shareholder proposal addressing the same issue on the same ballot; The board's rationale for seeking ratification; Disclosure of actions to be taken by the board should the ratification proposal fail; Disclosure of shareholder engagement regarding the board's ratification request; The level of impairment to shareholders' rights caused by the existing provision; The history of management and shareholder proposals on the provision at the company's past meetings; Whether the current provision was adopted in response to the shareholder proposal; The company's ownership structure; and Previous use of ratification proposals to exclude shareholder proposals. Restricting Binding Shareholder Proposals: Generally vote against or withhold from members of the governance committee if: The company's governing documents impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirement in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis. Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally, continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval. Problematic Audit -Related Practices Generally, vote against or withhold from the members of the audit committee if: The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification"); The company receives an adverse opinion on the company's financial statements from its auditor; or There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm. Vote case-by-case on members of the audit committee and potentially the full board if: Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted. Problematic Compensation Practices In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if: There is a significant misalignment between CEO pay and company performance (pay for performance); The company maintains significant problematic pay practices;

The board exhibits a significant level of poor communication and responsiveness to shareholders; The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay; or The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions. Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors. Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered: The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity; The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume; Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time; Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and Any other relevant factors. Environmental, Soci al and Governance (ESG) Failures Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to: Material failures of governance, stewardship, risk oversight7, or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks; A lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks; Failure to replace management as appropriate; or Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company. Climate Risk Mitigation and Net Zero For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain8, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps need to be aligned with a Net Zero by 2050 trajectory. For 2024, the minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with the policy): 7 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock. 8 For 2024, companies defined as "significant GHG emitters" will be those on the current Climate Action 100+ Focus Group list.

The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including: Board governance measures; Corporate strategy; Risk management analyses; and Metrics and targets. The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions. The company has set a medium-term target for reducing its GHG emissions. Expectations about what constitutes "minimum steps needed to be aligned with a Net Zero by 2050 trajectory" will increase over time. Responsiveness Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if: The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are: Disclosed outreach efforts by the board to shareholders in the wake of the vote; Rationale provided in the proxy statement for the level of implementation; The subject matter of the proposal; The level of support for and opposition to the resolution in past meetings; Actions taken by the board in response to the majority vote and its engagement with shareholders; The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and Other factors as appropriate. The board failed to act on takeover offers where the majority of shares are tendered; At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote. Vote case-by-case on compensation committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if: The company's previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are: The company's response, including: Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated); Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; Disclosure of specific and meaningful actions taken to address shareholders' concerns; Other recent compensation actions taken by the company; Whether the issues raised are recurring or isolated; The company's ownership structure; and Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Composition Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following: Medical issues/illness; Family emergencies; and Missing only one meeting (when the total of all meetings is three or fewer). In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question. Overboarded Directors: Generally, vote against or withhold from individual directors who: Sit on more than five public company boards; or Are CEOs of public companies who sit on the boards of more than two public companies besides their own- withhold only at their outside boards10. Gender Diversity Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity 11. Racial and/or Ethnic Diversity Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members 12. 9 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy. 10 Although all of a CEO's subsidiary boards will be counted as separate boards, Sustainability Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships. 11 Underrepresented gender identity includes directors who identify as women or as non-binary. 12 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

Independence Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per Sustainability Advisory Services' Classification of Directors) when: Independent directors comprise 50 percent or less of the board; The non-independent director serves on the audit, compensation, or nominating committee; The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee. Sustainability Policy Classification of Directors - U.S. 1. Executive Director 1.1. Current officer[1] of the company or one of its affiliates[2]. 2. Non-Independent Non-Executive Director Board Identification 2.1. Director identified as not independent by the board. Controlling/Significant Shareholder 2.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group). Current Employment at Company or Partnership 2.3. Non-officer employee of the firm (including employee representatives). 2.4. Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company. Former Employment 2.5. Former CEO of the company.[3],[4] 2.6. Former non-CEO officer[1] of the company or an affiliate[2] within the past five years. 2.7. Former officer[1] of an acquired company within the past five years[4]. 2.8. Officer [1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years. 2.9. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer's employment agreement will be made.[5] Family Members 2.10. Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years. 2.11. Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role). Professional, Transactional, and Charitable Relationships 2.12. Director who (or whose immediate family member[6]) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; either directly or is (or whose family member is) a partner, employee, or controlling shareholder of an organization which provides the services. 2.13. Director who (or whose immediate family member[6]) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediately family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement). 2.14. Director who (or whose immediate family member[6]) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2]. Other Relationships 2.15. Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote. 2.16. Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10]. 2.17. Founder[11] of the company but not currently an employee. 2.18. Director with pay comparable to Named Executive Officers. 2.19. Any material[12] relationship with the company. 3. Independent Director 3.1. No material[12] connection to the company other than a board seat. Footnotes: [1]The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under "Any material relationship with the company." However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider. [2] "Affiliate" includes a subsidiary, sibling company, or parent company. Sustainability Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate. [3] Includes any former CEO of the company prior to the company's initial public offering (IPO). [4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Sustainability Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions. [5] Sustainability Advisory Services will look at the terms of the interim officer's employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Sustainability Advisory Services will also consider if a formal search process was under way for a full-time officer at the time. [6] "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step- parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company. [7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory. [8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Sustainability Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction). [9] Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders' interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions. [10] Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board). [11] The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Sustainability Advisory Services may deem him or her an independent outsider. [12] For purposes of Sustainability Advisory Services' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board -Related Proposals Board Refreshment Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed. Term/Tenure Limits Sustainability Policy Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering: The rationale provided for adoption of the term/tenure limit; The robustness of the company's board evaluation process; Whether the limit is of sufficient length to allow for a broad range of director tenures; Whether the limit would disadvantage independent directors compared to non-independent directors; and Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner. Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering: The scope of the shareholder proposal; and Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment. Age Limits Sustainability Policy Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits. Board Size Sustainability Policy Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size. Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval. Classification/Declassification of the Board Sustainability Policy Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning Sustainability Policy Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors: The reasonableness/scope of the request; and The company's existing disclosure on its current CEO succession planning process. Cumulative Voting Sustainability Policy Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless: The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot ; and The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections. Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%). Director and Officer Indemnification , Liability Protection, and Exculpation Sustainability Policy Recommendation: Vote case-by-case on proposals on director and officer indemnification liability protection, and exculpation13. Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would: Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Eliminate directors' and officers' liability for monetary damages for violating the duty of loyalty. Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness. Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and If only the director's legal expenses would be covered. 13 Indemnification: the condition of being secured against loss or damage. Limited liability: a person's financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

Establish/Amend Nominee Qualifications Sustainability Policy Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board. Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering: The company's board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers; The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought; The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and The scope and structure of the proposal. Establish Other Board Committee Proposals Sustainability Policy Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered: Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought; Level of disclosure regarding the issue for which board oversight is sought; Company performance related to the issue for which board oversight is sought; Board committee structure compared to that of other companies in its industry sector; and The scope and structure of the proposal. Filling Vacancies/Removal of Directors Sustainability Policy Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders' ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies. Independent Board Chair One of the principal functions of the board is to monitor and evaluate the performance of the CEO and other executive officers. The board chair's duty to oversee management may be compromised when he/she is connected to or a part of the management team. Generally, Sustainability Advisory Services recommends supporting shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat. Sustainability Policy Recommendation: Generally, support shareholder proposals that would require the board chair to be independent of management.

Majority of Independent Directors/Establishment of Independent Committees Sustainability Policy Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the Sustainability policy's definition of independent outsider. (See Sustainability Policy Classification of Directors - U.S.) Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard. Majority Vote Standard for the Election of Directors Sustainability Policy Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included. Generally vote for precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director. Proxy Access Sustainability Policy Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions: Ownership threshold: maximum requirement not more than three percent (3%) of the voting power; Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group; Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; Cap: cap on nominees of generally twenty-five percent (25%) of the board. Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines. Require More Nominees than Open Seats Sustainability Policy Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee) Sustainability Policy Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate: Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board; Effectively disclosed information with respect to this structure to its shareholders; Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and The company has an independent chair or a lead director, according to Sustainability Advisory Services' policy definition. This individual must be made available for periodic consultation and direct communication with major shareholders. Proxy Contests/Proxy Access -Voting for Director Nominees in Contested Elections Sustainability Policy Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors: Long-term financial performance of the company relative to its industry; Management's track record; Background to the contested election; Nominee qualifications and any compensatory arrangements; Strategic plan of dissident slate and quality of the critique against management; Likelihood that the proposed goals and objectives can be achieved (both slates); and Stock ownership positions. In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats). Vote-No Campaigns Sustainability Policy Recommendation: In cases where companies are targeted in connection with public "vote- no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses Advance Notice Requirements for Shareholder Proposals/Nominations Sustainability Policy Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review. To be reasonable, the company's deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year's meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which shareholders must file their proposal/nominations prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals. Amend Bylaws without Shareholder Consent Sustainability Policy Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws. Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders. Control Share Acquisition Provisions Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares. Sustainability Policy Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares. Control Share Cash-Out Provisions Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price. Sustainability Policy Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions. Sustainability Policy Recommendation: Vote for proposals to opt out of state disgorgement provisions. Fair Price Provisions Sustainability Policy Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares. Freeze-Out Provisions Sustainability Policy Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company. Greenmail Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Sustainability Policy Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments. Shareholder Litigation Rights Federal Forum Selection Provisions Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law. Sustainability Policy Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy. Exclusive Forum Provisions for Sta te Law Matters Exclusive forum provisions in the charter or bylaws restrict shareholders' ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation). Sustainability Policy Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders. For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration: The company's stated rationale for adopting such a provision; Disclosure of past harm from duplicative shareholder lawsuits in more than one forum; The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections. Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy. Fee Shifting Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers. Sustainability Policy Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful). Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments and Problematic Capital Structures policy. Net Operating Loss (NOL) Protective Amendments Sustainability Policy Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL. Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder); The value of the NOLs; Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL); The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and Any other factors that may be applicable. Poison Pills (S hareholder Rights Pla ns) Shareholder Proposals to Put Pill to a Vote a nd/or Adopt a Pill Policy Sustainability Policy Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either: Shareholders have approved the adoption of the plan; or The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate. If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation. Management Proposals to Ratify a Poison Pill Sustainability Policy Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes: No lower than a 20% trigger, flip-in or flip-over; A term of no more than three years; No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill; Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill. In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs) Sustainability Policy Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL. Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL: The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent); The value of the NOLs; Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs); The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and Any other factors that may be applicable. Proxy Voting Disclosure, Confidentiality, and Tabulation Sustainability Policy Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non -votes in the company's vote-counting methodology. While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include: The scope and structure of the proposal; The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting; The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results; Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear; Any recent controversies or concerns related to the company's proxy voting mechanics; Any unintended consequences resulting from implementation of the proposal; and Any other factors that may be relevant. Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions Sustainability Policy Recommendation: Generally vote against management proposals to ratify provisions of the company's existing charter or bylaws, unless these governance provisions align with best practice. In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

The presence of a shareholder proposal addressing the same issue on the same ballot; The board's rationale for seeking ratification; Disclosure of actions to be taken by the board should the ratification proposal fail; Disclosure of shareholder engagement regarding the board's ratification request; The level of impairment to shareholders' rights caused by the existing provision; The history of management and shareholder proposals on the provision at the company's past meetings; Whether the current provision was adopted in response to the shareholder proposal; The company's ownership structure; and Previous use of ratification proposals to exclude shareholder proposals. Reimbursing Proxy Solicitation Expenses Sustainability Policy Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election. Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply: The election of fewer than 50% of the directors to be elected is contested in the election; One or more of the dissident's candidates is elected; Shareholders are not permitted to cumulate their votes for directors; and The election occurred, and the expenses were incurred, after the adoption of this bylaw. Reincorporation Proposals Sustainability Policy Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following: Reasons for reincorporation; Comparison of company's governance practices and provisions prior to and following the reincorporation; and Comparison of corporation laws of original state and destination state. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes. Shareholder Ability to Act by Written Consent Sustainability Policy Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent. Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors: Shareholders' current right to act by written consent; The consent threshold; The inclusion of exclusionary or prohibitive language; Investor ownership structure; and Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions: An unfettered14 right for shareholders to call special meetings at a 10 percent threshold; A majority vote standard in uncontested director elections; No non-shareholder-approved pill; and An annually elected board. Shareholder Ability to Call Special Meetings Sustainability Policy Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings. Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors: Shareholders' current right to call special meetings; Minimum ownership threshold necessary to call special meetings (10% preferred); The inclusion of exclusionary or prohibitive language; Investor ownership structure; and Shareholder support of, and management's response to, previous shareholder proposals. Stakeholder Provisions Sustainability Policy Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination. State Antitakeover Statutes Sustainability Policy Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions). Supermajority Vote Requirements Sustainability Policy Recommendation: Vote against proposals to require a supermajority shareholder vote. Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account: Ownership structure; Quorum requirements; and Vote requirements. 14 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

UNITED STATES2024 SUSTAINABILITY PROXY VOTING GUIDELINES Virtual Shareholder MeetingsSustainability Policy Recommendation: Generally vote for management proposals allowing for the convening ofshareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies areencouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow forcomparable rights and opportunities for shareholders to participate electronically as they would have during an inpersonmeeting.Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:ª Scope and rationale of the proposal; andª Concerns identified with the companys prior meeting practices.15 Virtual-only shareholder meeting refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting. W W W . I S S G O V E R N A N C E . C O M 34 of 83

UNITED STATES2024 SUSTAINABILITY PROXY VOTING GUIDELINESW W W . I S S G O V E R N A N C E . C O M 35 of 83 4.Capital/RestructuringCapitalAdjustments to Par Value of Common StockSustainability Policy Recommendation: Vote for management proposals to reduce the par value of common stockunless the action is being taken to facilitate an anti-takeover device or some other negative corporate governanceaction.Vote for management proposals to eliminate par value.Common Stock AuthorizationGeneral Authorization Requests Sustainability Policy Recommendation: Vote case-by-case on proposals to increase the number of authorizedshares of common stock that are to be used for general corporate purposes:ª If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for anincrease of up to 50% of current authorized shares.ª If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of currentauthorized shares.ª If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.ª In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjustedauthorization.Generally vote against proposed increases, even if within the above ratios, if the proposal or the companys prioror ongoing use of authorized shares is problematic, including, but not limited to:ª The proposal seeks to increase the number of authorized shares of the class of common stock that hassuperior voting rights to other share classes;ª On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that itwould result in an excessive increase in the share authorization;ª The company has a non-shareholder approved poison pill (including an NOL pill); orª The company has previous sizeable placements (within the past 3 years) of stock with insiders at pricessubstantially below market value, or with problematic voting rights, without shareholder approval.However, generally vote for proposed increases beyond the above ratios or problematic situations when there isdisclosure of specific and severe risks to shareholders of not approving the request, such as:ª In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantialdoubt about its ability to continue as a going concern;ª The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do notapprove the increase in authorized capital; orª A government body has in the past year required the company to increase its capital ratios.For companies incorporated in states that allow increases in authorized capital without shareholder approval,generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform tothe above policies. W W W . I S S G O V E R N A N C E . C O M 35 of 83

UNITED STATES2024 SUSTAINABILITY PROXY VOTING GUIDELINES W W W . I S S G O V E R N A N C E . C O M Specific Authorization RequestsSustainability Policy Recommendation: Generally vote for proposals to increase the number of authorizedcommon shares where the primary purpose of the increase is to issue shares in connection with transaction(s)(such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, ordisclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be thegreater of:ª twice the amount needed to support the transactions on the ballot, andª the allowable increase as calculated for general issuances above.Dual Class StructureSustainability Policy Recommendation: Generally vote against proposals to create a new class of common stockunless:ª The company discloses a compelling rationale for the dual-class capital structure, such as:ª The company's auditor has concluded that there is substantial doubt about the company's ability tocontinue as a going concern; orª The new class of shares will be transitory;ª The new class is intended for financing purposes with minimal or no dilution to current shareholders in boththe short term and long term; andª The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.Issue Stock for Use with Rights PlanSustainability Policy Recommendation: Vote against proposals that increase authorized common stock for theexplicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).Preemptive RightsSustainability Policy Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights,taking into consideration:ª The size of the company;ª The shareholder base; andª The liquidity of the stock.Preferred Stock AuthorizationGeneral Authorization RequestsSustainability Policy Recommendation: Vote case-by-case on proposals to increase the number of authorizedshares of preferred stock that are to be used for general corporate purposes:ª If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for anincrease of up to 50% of current authorized shares.ª If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of currentauthorized shares.ª If share usage is greater than current authorized shares, vote for an increase of up to the current share usage. 36 of 83

In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization. If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares. Generally vote against proposed increases, even if within the above ratios, if the proposal or the company's prior or ongoing use of authorized shares is problematic, including, but not limited to: If the shares requested are blank check preferred shares that can be used for antitakeover purposes;16 The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders "supervoting shares"); The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they're convertible ("supervoting shares") on matters that do not solely affect the rights of preferred stockholders; The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares; On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization; The company has a non-shareholder approved poison pill (including an NOL pill); or The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval. However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as: In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern; The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or A government body has in the past year required the company to increase its capital ratios. For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies. Specific Authorization R equests Sustainability Policy Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of: twice the amount needed to support the transactions on the ballot, and the allowable increase as calculated for general issuances above. 16 To be acceptable, appropriate disclosure would be needed that the shares are "declawed": i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

Recapitalization Plans Sustainability Policy Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: More simplified capital structure; Enhanced liquidity; Fairness of conversion terms; Impact on voting power and dividends; Reasons for the reclassification; Conflicts of interest; and Other alternatives considered. Reverse Stock Splits Sustainability Policy Recommendation: Vote for management proposals to implement a reverse stock split if: The number of authorized shares will be proportionately reduced; or The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Sustainability Advisory Services' Common Stock Authorization policy. Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors: Stock exchange notification to the company of a potential delisting; Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing; The company's rationale; or Other factors as applicable. Share Repurchase Programs Sustainability Policy Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding: Greenmail, The use of buybacks to inappropriately manipulate incentive compensation metrics, Threats to the company's long-term viability, or Other company-specific factors as warranted. Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Stock Distributions: Splits and Dividends Sustainability Policy Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Sustainability Advisory Services' Common Stock Authorization policy. Tracking Stock Sustainability Policy Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as: Adverse governance changes; Excessive increases in authorized capital stock; Unfair method of distribution; Diminution of voting rights; Adverse conversion features; Negative impact on stock option plans; and Alternatives such as spin-off. Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S. Sustainability Policy Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal. For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit. Renewal of such mandates should be sought at each year's annual meeting. Vote case-by-case on share issuances for a specific transaction or financing proposal. Restructuring Appraisal Rights Sustainability Policy Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases Sustainability Policy Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors: Purchase price; Fairness opinion; Financial and strategic benefits; How the deal was negotiated; Conflicts of interest; Other alternatives for the business; Non-completion risk. Asset Sales Sustainability Policy Recommendation: Vote case-by-case on asset sales, considering the following factors: Impact on the balance sheet/working capital; Potential elimination of diseconomies; Anticipated financial and operating benefits; Anticipated use of funds; Value received for the asset; Fairness opinion; How the deal was negotiated; Conflicts of interest. Bundled Proposals Sustainability Policy Recommendation: Vote case-by-case on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals. Conversion of Securities Sustainability Policy Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans Sustainability Policy Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating: Dilution to existing shareholders' positions; Terms of the offer-discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy; Financial issues-company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital; Management's efforts to pursue other alternatives; Control issues-change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and Conflict of interest-arm's length transaction, managerial incentives. Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved. Formation of Holding Company Sustainability Policy Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following: The reasons for the change; Any financial or tax benefits; Regulatory benefits; Increases in capital structure; and Changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital"); or Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs) Sustainability Policy Recommendation: Vote case-by-case on going private transactions, taking into account the following: Offer price/premium; Fairness opinion; How the deal was negotiated; Conflicts of interest; Other alternatives/offers considered; and Non-completion risk. Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration: Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); Balanced interests of continuing vs. cashed-out shareholders, taking into account the following: Are all shareholders able to participate in the transaction Will there be a liquid market for remaining shareholders following the transaction Does the company have strong corporate governance Will insiders reap the gains of control following the proposed transaction Does the state of incorporation have laws requiring continued reporting that may benefit shareholders Joint Ventures Sustainability Policy Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following: Percentage of assets/business contributed; Percentage ownership; Financial and strategic benefits; Governance structure; Conflicts of interest; Other alternatives; and Non-completion risk. Liquidations Sustainability Policy Recommendation: Vote case-by-case on liquidations, taking into account the following: Management's efforts to pursue other alternatives; Appraisal value of assets; and The compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions Sustainability Policy Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: Valuation-Is the value to be received by the target shareholders (or paid by the acquirer) reasonable While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale. Market reaction-How has the market responded to the proposed deal A negative market reaction should cause closer scrutiny of a deal. Strategic rationale-Does the deal make sense strategically From where is the value derived Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions. Negotiations and process-Were the terms of the transaction negotiated at arm's-length Was the process fair and equitable A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value. Conflicts of interest-Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. Governance-Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance. Private Placements/Warrants/Convertible Debentures Sustainability Policy Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration: Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event. Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy): The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement. When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance. Financial issues: The company's financial condition;

Degree of need for capital; Use of proceeds; Effect of the financing on the company's cost of capital; Current and proposed cash burn rate; Going concern viability and the state of the capital and credit markets. Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company. Control issues: Change in management; Change in control; Guaranteed board and committee seats; Standstill provisions; Voting agreements; Veto power over certain corporate actions; and Minority versus majority ownership and corresponding minority discount or majority control premium Conflicts of interest: Conflicts of interest should be viewed from the perspective of the company and the investor. Were the terms of the transaction negotiated at arm's length Are managerial incentives aligned with shareholder interests Market reaction: The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price. Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved. Reorganization/Restructuring Plan (Bankruptcy) Sustainability Policy Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to: Estimated value and financial prospects of the reorganized company; Percentage ownership of current shareholders in the reorganized company; Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee); The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s); Existence of a superior alternative to the plan of reorganization; and Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs) Sustainability Policy Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following: Valuation-Is the value being paid by the SPAC reasonable SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity. Market reaction-How has the market responded to the proposed deal A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price. Deal timing-A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date. Negotiations and process-What was the process undertaken to identify potential target companies within specified industry or location specified in charter Consider the background of the sponsors. Conflicts of interest-How are sponsors benefiting from the transaction compared to IPO shareholders Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe. Voting agreements-Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights Governance-What is the impact of having the SPAC CEO or founder on key committees following the proposed merger Special Purpose Acquisition Corporations (SPACs)-Proposals for Extensions Sustainability Policy Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests. Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process. Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting. Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting. Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs Sustainability Policy Recommendation: Vote case-by-case on spin-offs, considering: Tax and regulatory advantages; Planned use of the sale proceeds; Valuation of spinoff; Fairness opinion; Benefits to the parent company; Conflicts of interest; Managerial incentives; Corporate governance changes; Changes in the capital structure. Value Maximization Shareholder Proposals Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by: Hiring a financial advisor to explore strategic alternatives; Selling the company; or Liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: Prolonged poor performance with no turnaround in sight; Signs of entrenched board and management (such as the adoption of takeover defenses); Strategic plan in place for improving value; Likelihood of receiving reasonable value in a sale or dissolution; and The company actively exploring its strategic options, including retaining a financial advisor.

5. Compensation Executive Pa y Evalua tion Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs: 1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs; 2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation; 3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed); 4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; 5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices. Advisory Votes on Executive Compensation -Management Proposals (Management Say-on-Pay) Sustainability Policy Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation. Vote against Advisory Votes on Executive Compensation (Say-on-Pay or "SOP") if: There is an unmitigated misalignment between CEO pay and company performance (pay for performance); The company maintains significant problematic pay practices; The board exhibits a significant level of poor communication and responsiveness to shareholders. Vote against or withhold from the members of the compensation committee and potentially the full board if: There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof; The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast; The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY Pay-for-Performance Evaluation Sustainability Advisory Services annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices17, this analysis considers the following: 1. Peer Group18 Alignment: The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period. The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period. The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year. 2. Absolute Alignment19 - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period. If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests: The ratio of performance- to time-based incentive awards; The overall ratio of performance-based compensation; The rigor of performance goals; The complexity and risks around pay program design; The transparency and clarity of disclosure; The company's peer group benchmarking practices; Financial/operational results, both absolute and relative to peers; Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards); Realizable pay20 compared to grant pay; and Any other factors deemed relevant. 17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities. 18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant. 19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis. 20 Sustainability Advisory Services research reports include realizable pay for S&P1500 companies.

Problematic Pay Practices Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including: Problematic practices related to non-performance-based compensation elements; Incentives that may motivate excessive risk-taking or present a windfall risk; and Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements. The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations: Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options); Extraordinary perquisites or tax gross-ups; New or materially amended agreements that provide for: Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus); CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition; CIC excise tax gross-up entitlements (including "modified" gross-ups); Multi-year guaranteed awards that are not at risk due to rigorous performance conditions; Liberal CIC definition combined with any single-trigger CIC benefits; Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible; Any other provision or practice deemed to be egregious and present a significant risk to investors. The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations. Options Backdating The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud: Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes; Duration of options backdating; Size of restatement due to options backdating; Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future. Compensation Committee Communications and Responsiveness Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account: The company's response, including: Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated); Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; Disclosure of specific and meaningful actions taken to address shareholders' concerns; Other recent compensation actions taken by the company; Whether the issues raised are recurring or isolated; The company's ownership structure; and Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness. Frequency of Advisory Vote on Executive Compensation ("Say When on Pay") Sustainability Policy Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs. Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Sustainability Policy Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements. Features that may result in an "against" recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s): Single- or modified-single-trigger cash severance; Single-trigger acceleration of unvested equity awards; Full acceleration of equity awards granted shortly before the change in control; Acceleration of performance awards above the target level of performance without compelling rationale; Excessive cash severance (>3x base salary and bonus); Excise tax gross-ups triggered and payable; Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized. In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Ba sed a nd Other Incentive Pla ns Please refer to Sustainability Advisory Services' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy. Sustainability Policy Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars: Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both: SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and SVT based only on new shares requested plus shares remaining for future grants. Plan Features: Quality of disclosure around vesting upon a change in control (CIC); Discretionary vesting authority; Liberal share recycling on various award types; Lack of minimum vesting period for grants made under the plan; Dividends payable prior to award vesting. Grant Practices: The company's three year burn rate relative to its industry/market cap peers; Vesting requirements in CEO'S recent equity grants (3-year look-back); The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years); The proportion of the CEO's most recent equity grants/awards subject to performance conditions; Whether the company maintains a sufficient claw-back policy; Whether the company maintains sufficient post exercise/vesting share-holding requirements. Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overa ll, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply: Awards may vest in connection with a liberal change-of-control definition; The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies - or by not prohibiting it when the company has a history of repricing - for non-listed companies); The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; The plan is excessively dilutive to shareholders' holdings; The plan contains an evergreen (automatic share replenishment) feature; or Any other plan features are determined to have a significant negative impact on shareholder interests. 21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS Shareholder Value Transfer (SVT) The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. For proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's benchmark.22 Three-Year Value-Adjusted Burn Rate A "Value-Adjusted Burn Rate" is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark. The Value-Adjusted Burn Rate will be calculated as follows: Value-Adjusted Burn Rate = ((# of options * option's dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price). Egregious Factors Liberal Change in Control Definition Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language. 22 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

Repricing Provisions Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following: Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs; Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs; Cancel underwater options in exchange for stock awards; or Provide cash buyouts of underwater options. While the above cover most types of repricing, Sustainability Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances. Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Sustainability Advisory Services) without prior shareholder approval, even if such repricings are allowed in their equity plan. Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so. Problematic Pay Practices or Significant Pay-for-Performance Disconnect If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan. If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Sustainability Advisory Services may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to: Magnitude of pay misalignment; Contribution of non-performance-based equity grants to overall pay; and The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level. Specific Treatment of Certain Award Types in Equity Plan Evaluations Dividend Equivalent Rights Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs) For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis. Other Compensation Plans 401(k) Employee Benefit Plans Sustainability Policy Recommendation: Vote for proposals to implement a 401(k) savings plan for employees. Employee Stock Ownership Plans (ESOPs) Sustainability Policy Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares). Employee Stock Purchase Plans-Qualified Plans Sustainability Policy Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply: Purchase price is at least 85 percent of fair market value; Offering period is 27 months or less; and The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote against qualified employee stock purchase plans where any of the following apply: Purchase price is less than 85 percent of fair market value; or Offering period is greater than 27 months; or The number of shares allocated to the plan is more than ten percent of the outstanding shares. Employee Stock Purchase Plans-Non-Qualified Plans Sustainability Policy Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features: Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company); Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary; Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value; No discount on the stock price on the date of purchase when there is a company matching contribution. Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution or effective discount exceeds the above, Sustainability Advisory Services may evaluate the SVT cost as part of the assessment.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m)) Sustainability Policy Recommendation: Vote case-by-case on amendments to cash and equity incentive plans. Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal: Addresses administrative features only; or Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per Sustainability Advisory Services' Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company's initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below). Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal: Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per Su s ta in ab ility Adv is ory Serv ices ' Clas s ificatio n o f Di recto r s. Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes Vote case-by-case on all other proposals to amend equity incentive plans, considering the following: If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments. If the plan is being presented to shareholders for the first time after the company's IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments. If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes. Option Exchange Programs/Repricing Options Sustainability Policy Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration: Historic trading patterns-the stock price should not be so volatile that the options are likely to be back "in- the-money" over the near term; Rationale for the re-pricing-was the stock price decline beyond management's control Is this a value-for-value exchange Are surrendered stock options added back to the plan reserve Timing-repricing should occur at least one year out from any precipitous drop in company's stock price; Option vesting-does the new option vest immediately or is there a black-out period Term of the option-the term should remain the same as that of the replaced option; Exercise price-should be set at fair market or a premium to market; Participants-executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price. Vote for shareholder proposals to put option repricings to a shareholder vote. Stock Plans in Lieu of Cash Sustainability Policy Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock. Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange. Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation. Transfer Stock Option (TSO) Programs Sustainability Policy Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval. Vote case-by-case on one-time transfers. Vote for if: Executive officers and non-employee directors are excluded from participating; Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants. Additionally, management should provide a clear explanation of why options are being transferred to a third -party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the- money" over the near term. Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following: Eligibility; Vesting; Bid-price;

UNITED STATES2024 SUSTAINABILITY PROXY VOTING GUIDELINESa Term of options;a Cost of the program and impact of the TSOs on companys total option expensea Option repricing policy.Amendments to existing plans that allow for introduction of transferability of stock options should make clear thatonly options granted post-amendment shall be transferable.Director CompensationShareholder Ratification of Director Pay ProgramsSustainability Policy Recommendation: Vote case-by-case on management proposals seeking ratification of nonemployeedirector compensation, based on the following factors:a If the equity plan under which non-employee director grants are made is on the ballot, whether or not itwarrants support; anda An assessment of the following qualitative factors:a The relative magnitude of director compensation as compared to companies of a similar profile;a The presence of problematic pay practices relating to director compensation;a Director stock ownership guidelines and holding requirements;a Equity award vesting schedules;a The mix of cash and equity-based compensation;a Meaningful limits on director compensation;a The availability of retirement benefits or perquisites; anda The quality of disclosure surrounding director compensation.Equity Plans for Non-Employee DirectorsSustainability Policy Recommendation: Vote case-by-case on compensation plans for non-employee directors,based on:a The total estimated cost of the companys equity plans relative to industry/market cap peers, measured by thecompanys estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remainingfor future grants, plus outstanding unvested/unexercised grants;a The companys three-year burn rate relative to its industry/market cap peers; anda The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined withemployee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration thefollowing qualitative factors:a The relative magnitude of director compensation as compared to companies of a similar profile;a The presence of problematic pay practices relating to director compensation;a Director stock ownership guidelines and holding requirements;a Equity award vesting schedules;a The mix of cash and equity-based compensation;a Meaningful limits on director compensation;a The availability of retirement benefits or perquisites; anda The quality of disclosure surrounding director compensation.W W W . I S S G O V E R N A N C E . C O M 57 of 83

Non-Employee Director Retirement Plans Sustainability Policy Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors. Shareholder Proposa ls on Compensa tion Adopt Anti-Hedging/Pledging/Speculative Investments Policy Sustainability Policy Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered. Bonus Banking/Bonus Banking "Plus" Sustainability Policy Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors: The company's past practices regarding equity and cash compensation; Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and Whether the company has a rigorous claw-back policy in place. Compensation Consultants-Disclosure of Board or Company's Utilization Sustainability Policy Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s), and fees paid. Disclosure/Setting Levels or Types of Compensation for Executives and Directors Sustainability Policy Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors. Vote against shareholder proposals requiring director fees be paid in stock only.

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook. Golden Coffins/Executive Death Benefits Sustainability Policy Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible. Hold Equity Past Retirement or for a Significant Period of Time Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account: The percentage/ratio of net shares required to be retained; The time period required to retain the shares; Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements; Whether the company has any other policies aimed at mitigating risk taking by executives; Executives' actual stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's existing requirements; and Pay Disparity Sustainability Policy Recommendation: Generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. Pay for Performance/Performance-Based Awards Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps: First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards. Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program's poor design. If the company does not disclose the performance metric W W W . I S S G O V E R N A N C E . C O M 59 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test. In general, vote for the shareholder proposal if the company does not meet both of the above two steps. Pay for Superior Performance Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles: Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median; Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time- vested, equity awards; Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan; Establish performance targets for each plan financial metric relative to the performance of the company's peer companies; Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance. Consider the following factors in evaluating this proposal: What aspects of the company's annual and long-term equity incentive programs are performance driven If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group Can shareholders assess the correlation between pay and performance based on the current disclosure What type of industry and stage of business cycle does the company belong to Pre-Arranged Trading Plans (10b5-1 Plans) Sustainability Policy Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include: Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K; Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board; Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; An executive may not trade in company stock outside the 10b5-1 Plan; Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive. Prohibit Outside CEOs from Serving on Compensation Committees Sustainability Policy Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee. W W W . I S S G O V E R N A N C E . C O M 60 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Recoupment of Incentive or Stock Compensation in Specified Circumstances Sustainability Policy Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact. In considering whether to support such shareholder proposals, the following factors will be taken into consideration: If the company has adopted a formal recoupment policy; The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation; Whether the company has chronic restatement history or material financial problems; Whether the company's policy substantially addresses the concerns raised by the proponent; Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or Any other relevant factors. Severance Agreements for Executives/Golden Parachutes Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification. Factors that will be considered include, but are not limited to: The company's severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.); Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level; Any recent severance-related controversies; and Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms. W W W . I S S G O V E R N A N C E . C O M 61 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Share Buyback Proposals Sustainability Policy Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors: The frequency and timing of the company's share buybacks; The use of per-share metrics in incentive plans; The effect of recent buybacks on incentive metric results and payouts; and Whether there is any indication of metric result manipulation. Supplemental Executive Retirement Plans (SERPs) Sustainability Policy Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary or those pay elements covered for the general employee population. Tax Gross-Up Proposals Sustainability Policy Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity. The following factors will be considered: The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements. Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control). W W W . I S S G O V E R N A N C E . C O M 62 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES 6. Social and Environmental Issues Global Approach Socially responsible shareholder resolutions receive a great deal more attention from institutional shareholders today than in the past. While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer's adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles. Sustainability Policy Recommendation: In determining our vote recommendation on standardized ESG reporting shareholder proposals, we also analyze the following factors: Whether the proposal itself is well framed and reasonable; Whether adoption of the proposal would have either a positive or negative impact on the company's short- term or long-term share value; The percentage of sales, assets and earnings affected; Whether the company has already responded in some appropriate manner to the request embodied in a proposal; Whether the company's analysis and voting recommendation to shareholders is persuasive; Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices; What other companies have done in response to the issue addressed in the proposal; Whether implementation of the proposal would achieve the objectives sought in the proposal; and The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing. Animal Welfare Animal Welfare Policies Sustainability Policy Recommendation: Generally vote for proposals seeking a report on a company's animal welfare standards, or animal welfare-related risks, unless: The company has already published a set of animal welfare standards and monitors compliance; The company's standards are comparable to industry peers; and There are no recent significant fines, litigation, or controversies related to the company's and/or its suppliers' treatment of animals. W W W . I S S G O V E R N A N C E . C O M 63 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Animal Testing Sustainability Policy Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless: The company is conducting animal testing programs that are unnecessary or not required by regulation; The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or There are recent, significant fines or litigation related to the company's treatment of animals. Animal Slaughter Sustainability Policy Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard. Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or indust ry groups on this topic and any fines or litigation related to current animal processing procedures at the company. Consumer Issu es Genetically Modified Ingredients Sustainability Policy Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities. Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account: The potential impact of such labeling on the company's business; The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and Company's current disclosure on the feasibility of GE product labeling. Generally vote FOR proposals seeking a report on the social, health, and environmental effects of genetically modified organism (GMOs). Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations. W W W . I S S G O V E R N A N C E . C O M 64 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Reports on Potentially Controversial Business/Financial Practices Sustainability Policy Recommendation: Vote case-by-case on requests for reports on a company's potentially controversial business or financial practices or products, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abuses; Whether the company has adequately disclosed the financial risks of the products/practices in question; Whether the company has been subject to violations of related laws or serious controversies; and Peer companies' policies/practices in this area. Consumer Lending Sustainability Policy Recommendation: Vote case-by-case on requests for reports on the company's lending guidelines and procedures taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices; Whether the company has adequately disclosed the financial risks of the lending products in question; Whether the company has been subject to violations of lending laws or serious lending controversies; and Peer companies' policies to prevent abusive lending practices. Pharmaceutical Pricing, Access to Medicines, Product Rei mportation and Health Pandemics Sustainability Policy Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices. Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering: The potential for reputational, market, and regulatory risk exposure; Existing disclosure of relevant policies; Deviation from established industry norms; Relevant company initiatives to provide research and/or products to disadvantaged consumers; Whether the proposal focuses on specific products or geographic regions; The potential burden and scope of the requested report; and Recent significant controversies, litigation, or fines at the company. Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed. Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers. W W W . I S S G O V E R N A N C E . C O M 65 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Health Pandemics Sustainability Policy Recommendation: Vote case-by-case on requests for reports outlining the impact of health pandemics (such as COVID-19, HIV/AIDS, malaria, tuberculosis, and avian flu) on the company's operations and how the company is responding to the situation, taking into account: The scope of the company's operations in the affected/relevant area(s); The company's existing healthcare policies, including benefits and healthcare access; and Company donations to relevant healthcare providers. Vote against proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers. Product Safety and Toxic/Hazardous Materials Sustainability Policy Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain. Generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials. Generally vote against resolutions requiring that a company reformulate its products. Tobacco-Related Proposals Sustainability Policy Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering: Recent related fines, controversies, or significant litigation; Whether the company complies with relevant laws and regulations on the marketing of tobacco; Whether the company's advertising restrictions deviate from those of industry peers; Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and Whether restrictions on marketing to youth extend to foreign countries. Vote case-by-case on proposals regarding second-hand smoke, considering; Whether the company complies with all laws and regulations; The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and The risk of any health-related liabilities. Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers. W W W . I S S G O V E R N A N C E . C O M 66 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities. Climate Change Climate Change/Greenhouse Gas (GHG) Emissions Climate change has emerged as the most significant environmental threat to the planet to date. Scientists agree that gases released by chemical reactions including the burning of fossil fuels contribute to a "greenhouse effect" that traps the planet's heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, "at reasonable cost and omitting proprietary information," on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat and their goals in reducing these emissions from their operations. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company's role in global warming can be assembled at reasonable cost. Sustainability Policy Recommendation: Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks. Vote for shareholder proposals calling for the reduction of GHG emissions. Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change. Vote for shareholder proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products. Say on Climate (SoC) Management Proposals Sustainability Policy Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company's climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following: The extent to which the company's climate related disclosures are in line with TCFD recommendations and meet other market standards; Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3); The completeness and rigor of company's short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant); Whether the company has sought and received third-party approval that its targets are science-based; Whether the company has made a commitment to be "net zero" for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050; 23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan. W W W . I S S G O V E R N A N C E . C O M 67 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Whether the company discloses a commitment to report on the implementation of its plan in subsequent years; Whether the company's climate data has received third-party assurance; Disclosure of how the company's lobbying activities and its capital expenditures align with company strategy; Whether there are specific industry decarbonization challenges; and The company's related commitment, disclosure, and performance compared to its industry peers. Say on Climate (SoC) Shareholder Proposals Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following: The completeness and rigor of the company's climate-related disclosure; The company's actual GHG emissions performance; Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive. Energy Efficiency Sustainability Policy Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies. Renewable Energy Sustainability Policy Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources. Generally vote for proposals requesting that the company invest in renewable energy resources. Diversity Board Diversity Sustainability Policy Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless: The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company. Generally vote for shareholder proposals that ask the company to take reasonable steps to increase the levels of underrepresented gender identities and racial minorities on the board. W W W . I S S G O V E R N A N C E . C O M 68 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Equality of Opportunity Sustainability Policy Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data. Generally vote for proposals seeking information on the diversity efforts of suppliers and service providers. Gender Identity, Sexual Orientation, and Domestic Partner Benefits Sustainability Policy Recommendation: Generally vote for proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome. Generally vote for proposals to extend company benefits to domestic partners. Gender, Race/Ethnicity Pay Gap Sustainability Policy Recommendation: Vote case-by-case on requests for reports on a company's pay data by gender or race/ethnicity or a report on a company's policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account: The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices; Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; The company's disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities. Racial Equity and/or Civil Rights Audits Sustainability Policy Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements. Environment and Su staina bility Facility and Workplace Safety Sustainability Policy Recommendation: Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering: The company's compliance with applicable regulations and guidelines; The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities. W W W . I S S G O V E R N A N C E . C O M 69 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Hydraulic Fracturing Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations. Operations in Protected Areas Sustainability Policy Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless: Operations in the specified regions are not permitted by current laws or regulations; The company does not currently have operations or plans to develop operations in these protected regions; or The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers. Recycling Sustainability Policy Recommendation: Vote FOR proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company's business; The current level of disclosure of the company's existing related programs; The timetable and methods of program implementation prescribed by the proposal; The company's ability to address the issues raised in the proposal; and How the company's recycling programs compare to similar programs of its industry peers. Sustainability Reporting Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP). Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap to 2030, corporate signatories to the Ceres Roadmap to 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form. The Equator Principles are the financial industry's benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group's International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks' commitments to social responsibility, including human rights, climate change, and W W W . I S S G O V E R N A N C E . C O M 70 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices. Sustainability Policy Recommendation: Vote for shareholder proposals seeking greater disclosure on the company's environmental and social practices, and/or associated risks and liabilities. Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI). Vote for shareholder proposals seeking the preparation of sustainability reports. Vote for shareholder proposals to study or implement the CERES Roadmap 2030. Vote for shareholder proposals to study or implement the Equator Principles. Water Issues Sustainability Policy Recommendation: Generally vote for on proposals requesting a company to report on, or to adopt a new policy on, water-related risks and concerns, taking into account: The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; The potential financial impact or risk to the company associated with water-related concerns or issues; and Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers. Equator Principles The Equator Principles are the financial industry's benchmark for determining, assessing and managing social and environmental risk in project financing. First launched in June 2003, the Principles were ultimately adopted by over forty financial institutions over a three-year implementation period. Since its adoption, the Principles have undergone a number of revisions, expanding the use of performance standards and signatory banks' banks' commitments to social responsibility, including human rights, climate change, and transparency. The fourth iteration of the Principles was launched in November 2019, incorporating amendments and new commitment to human rights, climate change, Indigenous Peoples and biodiversity related topics. Financial institutions ad opt these principles to ensure that the projects they finance are developed in a socially responsible manner and reflect sound environmental management practices. As of 2019, 101 financial institutions have officially adopted the Equator Principles. Sustainability Policy Recommendation: Vote for shareholder proposals to study or implement the Equator Principles. General Corporate Issu es Charitable Contributions Sustainability Policy Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company. W W W . I S S G O V E R N A N C E . C O M 71 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Data Security, Privacy, and Internet Issues Sustainability Policy Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering: The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship; Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet; The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications; Applicable market-specific laws or regulations that may be imposed on the company; and Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship. Environmental, Social, and Governance (ESG) Compensation -Related Proposals Sustainability Policy Recommendation: Generally vote for proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending). Human Rights, Labor Issu es, a nd Internationa l Operations Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate human rights standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include monitoring or auditing mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Many Investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labor Organization's Core Labor Standards. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported. The Sustainability Policy generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro- democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming. W W W . I S S G O V E R N A N C E . C O M 72 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Human Rights Proposals Sustainability Policy Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies. Vote for shareholder proposals to implement human rights standards and workplace codes of conduct. Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles. Vote for shareholder proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights. Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes. Vote for shareholder proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights. Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis. Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions. Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process. Mandatory Arbitration Sustainability Policy Recommendation: Vote case-by-case on requests for a report on a company's use of mandatory arbitration on employment-related claims, taking into account: The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims; Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers. MacBride Principles These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems. Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. W W W . I S S G O V E R N A N C E . C O M 73 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment. Sustainability Policy Recommendation: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies. Community Social and Environmental Impact Assessments Sustainability Policy Recommendation: Generally vote for requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering: Current disclosure of applicable policies and risk assessment report(s) and risk management procedures; The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations; The nature, purpose, and scope of the company's operations in the specific region(s); The degree to which company policies and procedures are consistent with industry norms; and Scope of the resolution. Operations in High-Risk Markets Sustainability Policy Recommendation: Vote case-by-case on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account: The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; Current disclosure of applicable risk assessment(s) and risk management procedures; Compliance with U.S. sanctions and laws; Consideration of other international policies, standards, and laws; and Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets. Outsourcing/Offshoring Sustainability Policy Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering: Controversies surrounding operations in the relevant market(s); The value of the requested report to shareholders; The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and The company's existing human rights standards relative to industry peers. W W W . I S S G O V E R N A N C E . C O M 74 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Sexual Harassment Sustainability Policy Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company's failure to prevent workplace sexual harassment, taking into account: The company's current policies, practices, oversight mechanisms related to preventing workplace sexual harassment; Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and The company's disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers. Weapons and Military Sales Sustainability Policy Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales. Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business. Political Activities Lobbying Sustainability Policy Recommendation: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering: The company's current disclosure of relevant lobbying policies, and management and board oversight; The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities. Political Contributions Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering: The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes; The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and Recent significant controversies, fines, or litigation related to the company's political contributions or political activities. W W W . I S S G O V E R N A N C E . C O M 75 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage. Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders. Political Ties Sustainability Policy Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as: There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion. Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders. Political Expenditures and Lobbying Congruency Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company's alignment of political contributions, lobbying, and electioneering spending with a company's publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Sustainability Advisory Services will consider whether: The company's policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes; The company's disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities; Any incongruencies identified between a company's direct and indirect political expenditures and its publicly stated values and priorities; Recent significant controversies related to the company's direct and indirect lobbying, political contributions, or political activities. W W W . I S S G O V E R N A N C E . C O M 76 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES 7. Mutual Fund Proxies Election of Directors Sustainability Policy Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee. Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes Sustainability Policy Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote. Converting Closed-end Fund to Open-end Fund Sustainability Policy Recommendation: Vote case-by-case on conversion proposals, considering the following factors: Past performance as a closed-end fund; Market in which the fund invests; Measures taken by the board to address the discount; and Past shareholder activism, board activity, and votes on related proposals. Proxy Contests Sustainability Policy Recommendation: Vote case-by-case on proxy contests, considering the following factors: Past performance relative to its peers; Market in which fund invests; Measures taken by the board to address the issues; Past shareholder activism, board activity, and votes on related proposals; Strategy of the incumbents versus the dissidents; Independence of directors; Experience and skills of director candidates; Governance profile of the company; Evidence of management entrenchment. Investment Advisory Agreements Sustainability Policy Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors: Proposed and current fee schedules; Fund category/investment objective; Performance benchmarks; Share price performance as compared with peers; Resulting fees relative to peers; W W W . I S S G O V E R N A N C E . C O M 77 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Assignments (where the advisor undergoes a change of control). Approving New Classes or Series of Shares Sustainability Policy Recommendation: Vote for the establishment of new classes or series of shares. Preferred Stock Proposals Sustainability Policy Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors: Stated specific financing purpose; Possible dilution for common shares; Whether the shares can be used for antitakeover purposes. 1940 Act Policies Sustainability Policy Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: Potential competitiveness; Regulatory developments; Current and potential returns; and Current and potential risk. Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation. Changing a Fundamental Restriction to a Nonfundamental Restriction Sustainability Policy Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors: The fund's target investments; The reasons given by the fund for the change; and The projected impact of the change on the portfolio. Change Fundamental Investment Objective to Nonfundamental Sustainability Policy Recommendation: Vote against proposals to change a fund's fundamental investment objective to non-fundamental. Name Change Proposals Sustainability Policy Recommendation: Vote case-by-case on name change proposals, considering the following factors: Political/economic changes in the target market; Consolidation in the target market; and W W W . I S S G O V E R N A N C E . C O M 78 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Current asset composition. Change in Fund's Subclassification Sustainability Policy Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors: Potential competitiveness; Current and potential returns; Risk of concentration; Consolidation in target industry. Business Development Companies-Authorization to Sell Shares of Common Stock at a Price below Net Asset Value Sustainability Policy Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if: The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940; The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and The company has demonstrated responsible past use of share issuances by either: Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders. Disposition of Assets/Termination/Liquidation Sustainability Policy Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: Strategies employed to salvage the company; The fund's past performance; The terms of the liquidation. Changes to the Charter Document Sustainability Policy Recommendation: Vote case-by-case on changes to the charter document, considering the following factors: The degree of change implied by the proposal; The efficiencies that could result; The state of incorporation; Regulatory standards and implications. Vote against any of the following changes: Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series; Removal of shareholder approval requirement for amendments to the new declaration of trust; W W W . I S S G O V E R N A N C E . C O M 79 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act; Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares; Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; Removal of shareholder approval requirement to change the domicile of the fund. Changing the Domicile of a Fund Sustainability Policy Recommendation: Vote case-by-case on re-incorporations, considering the following factors: Regulations of both states; Required fundamental policies of both states; The increased flexibility available. Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval Sustainability Policy Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser. Distribution Agreements Sustainability Policy Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors: Fees charged to comparably sized funds with similar objectives; The proposed distributor's reputation and past performance; The competitiveness of the fund in the industry; The terms of the agreement. Master-Feeder Structure Sustainability Policy Recommendation: Vote for the establishment of a master-feeder structure. Mergers Sustainability Policy Recommendation: Vote case-by-case on merger proposals, considering the following factors: Resulting fee structure; Performance of both funds; Continuity of management personnel; Changes in corporate governance and their impact on shareholder rights. W W W . I S S G O V E R N A N C E . C O M 80 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES Shareholder Proposa ls for Mu tual Funds Establish Director Ownership Requirement Sustainability Policy Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Reimburse Shareholder for Expenses Incurred Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses. Terminate the Investment Advisor Sustainability Policy Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors: Performance of the fund's Net Asset Value (NAV); The fund's history of shareholder relations; The performance of other funds under the advisor's management. W W W . I S S G O V E R N A N C E . C O M 81 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES 8. Foreign Private Issuers Listed on U.S. Exchanges Sustainability Policy Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant regional or market approach under the Sustainability proxy voting guidelines. W W W . I S S G O V E R N A N C E . C O M 82 of 83

UNITED STATES 2024 SUSTAINABILITY PROXY VOTING GUIDELINES We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight. G E T S T A R T E D W I T H I S S S O L U T I O N S Email sales@issgovernance.com or visit www.issgovernance.com for more information. Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS' 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world's leading institutional investors who rely on ISS' objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS' expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers. The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies. The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information. ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION. Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited. (C) 2024 | Institutional Shareholder Services and/or its affiliates W W W . I S S G O V E R N A N C E . C O M 83 of 83

GAMCO INVESTORS, INC. AND AFFILIATES

The Voting of Proxies on Behalf of Clients

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GAMI, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolio.

A client may always request to vote their own proxies. Clients engaged in securities lending may make additional requests related to the voting of proxies. GAMI will consider those requests on a case-by-case basis and use best efforts to comply with the request.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4.

VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy Voting Policies and Procedures

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-238

Proxy Voting Policies and Procedures

(a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

•

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

•

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-239

Proxy Voting Policies and Procedures

contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

•

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].

•	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

[1]	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-240

Proxy Voting Policies and Procedures

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-241

Proxy Voting Policies and Procedures

(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.

If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances,

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-242

Proxy Voting Policies and Procedures

Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.	PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-243

Proxy Voting Policies and Procedures

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.

Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-244

Proxy Voting Policies and Procedures

E.

When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.

In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-245

Proxy Voting Policies and Procedures

D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-246

Proxy Voting Policies and Procedures

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.

D.	Vote for an annual review of executive compensation.

E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-247

Proxy Voting Policies and Procedures

ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-248

Proxy Voting Policies and Procedures

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.	Change in Control — Will the transaction result in a change in control of the company?

C.	Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D.

Potential Conflicts of Interest — For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C.

Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-249

Proxy Voting Policies and Procedures

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-250

Proxy Voting Policies and Procedures

clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-251

Proxy Voting Policies and Procedures

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-252

Proxy Voting Policies and Procedures

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-253

Proxy Voting Policies and Procedures

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. March 2022 All Rights Reserved	C-254

Appendix D
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Equitable Investment Management Group, LLC, a wholly owned subsidiary of Equitable Financial Life Insurance Company may be deemed to be a control person with respect to the 1290 Funds by virtue of its ownership of a substantial majority of the 1290 Funds’ shares as of January 31, 2024. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.
To the 1290 Funds’ knowledge, as of January 31, 2024, the following persons owned shares of record and/or beneficially in the following Funds entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of such Funds:
Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 AVANTIS® U.S. LARGE CAP GROWTH FUND Class A	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	7,283.321	100%
1290 AVANTIS® U.S. LARGE CAP GROWTH FUND Class I	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	1,626,547.706	88.8%
1290 AVANTIS® U.S. LARGE CAP GROWTH FUND Class I	EQUITABLE FINANCIAL LIFE INSURANCE CO FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	133,347.485	7.28%
1290 DIVERSIFIED BOND FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	471,944.509	81.77%
1290 DIVERSIFIED BOND FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	19,438,590.4	27.43%
1290 DIVERSIFIED BOND FUND Class I	EQUITABLE FUNDS MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	12,183,355.54	17.19%
1290 DIVERSIFIED BOND FUND Class I	EQUITABLE FUNDS MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	16,336,130.15	23.05%
1290 DIVERSIFIED BOND FUND Class I	EQUITABLE FUNDS MANAGEMENT GROUP, LLC LLC FBO EQ CONSERVATIVE ALLOCATION PORTFOLIO 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	3,563,600.546	5.03%
1290 DIVERSIFIED BOND FUND Class R	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	227,447.772	72.06%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 DIVERSIFIED BOND FUND Class R	MATRIX TRUST COMPANY AS AGENT FORADVISOR TRUST, INC. INDIAN PRAIRIE SD #204 403(B) PLAN717 17TH STREET, SUITE 1300DENVER CO 80202-3304	24,483.46	7.76%
1290 ESSEX SMALL CAP GROWTH FUND Class A	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,000	72.8%
1290 ESSEX SMALL CAP GROWTH FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,538.129	25.76%
1290 ESSEX SMALL CAP GROWTH FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,605,709.683	71%
1290 ESSEX SMALL CAP GROWTH FUND Class I	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	980,000	19.3%
1290 ESSEX SMALL CAP GROWTH FUND Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,000	78.19%
1290 ESSEX SMALL CAP GROWTH FUND Class R	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,788.782	21.81%
1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	313,874.914	61.14%
1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND Class A	RELIANCE TRUST CO FBO AXA PLAN CONNECT AR 360 PO BOX 78446 ATLANTA GA 30357	73,946.036	14.4%
1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	627,221.372	12.71%
1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND Class I	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	4,218,820.171	85.49%
1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND Class R	EQUITABLE FINANCIAL LIFE INSURANCE FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	7,284.231	40.95%
1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,000	56.21%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 GAMCO SMALL/MID CAP VALUE FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	287,527.17	72.63%
1290 GAMCO SMALL/MID CAP VALUE FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,940,287.904	72.91%
1290 GAMCO SMALL/MID CAP VALUE FUND Class I	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	1,453,353.354	17.84%
1290 GAMCO SMALL/MID CAP VALUE FUND Class R	EQUITABLE FINANCIAL LIFE INSURANCE CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	42,222.43	49.72%
1290 GAMCO SMALL/MID CAP VALUE FUND Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,485.034	12.35%
1290 GAMCO SMALL/MID CAP VALUE FUND Class R	CHARLES SCHWAB & CO INC SPCIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	16,318.425	19.22%
1290 GAMCO SMALL/MID CAP VALUE FUND Class T	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,178.852	100%
1290 HIGH YIELD BOND FUND Class A	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	13,303.202	5.69%
1290 HIGH YIELD BOND FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	151,532.573	64.86%
1290 HIGH YIELD BOND FUND Class A	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	22,079.764	9.45%
1290 HIGH YIELD BOND FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,809,425.698	75.9%
1290 HIGH YIELD BOND FUND Class I	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	617,654.544	8.07%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 HIGH YIELD BOND FUND Class I	EQ ADVISORS TRUST DYNAMIC EQUITABLE CONSERVATIVE GROWTH MF/EFT-FOF 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	784,376.878	10.25%
1290 HIGH YIELD BOND FUND Class R	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	20,887.891	37.73%
1290 HIGH YIELD BOND FUND Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC LOCKPORT CITY SCHOOL DISTRICT (NY) DENVER CO 80202-3304	3,415.514	6.17%
1290 HIGH YIELD BOND FUND Class R	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,626.286	6.55%
1290 HIGH YIELD BOND FUND Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	21,583.625	38.98%
1290 HIGH YIELD BOND FUND Class T	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	14,192.011	100%
1290 MULTI-ALTERNATIVE STRATEGIES FUND Class A	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,000	25.85%
1290 MULTI-ALTERNATIVE STRATEGIES FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	26,870.116	69.45%
1290 MULTI-ALTERNATIVE STRATEGIES FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	554,781.79	35.82%
1290 MULTI-ALTERNATIVE STRATEGIES FUND Class I	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	980,000	63.28%
1290 MULTI-ALTERNATIVE STRATEGIES FUND Class R	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 525 WASHINGTON BLVD FL 27 JERSEY CITY NJ 07310-1606	3,270.637	23.51%
1290 MULTI-ALTERNATIVE STRATEGIES FUND Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	10,000	71.88%

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 SMARTBETA EQUITY FUND Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	297,195.049	87.39%
1290 SMARTBETA EQUITY FUND Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10,383,199.33	88.61%
1290 SMARTBETA EQUITY FUND Class R	MATRIX TRUST COMPANY CUST FBO PROSPECT HEIGHTS SD 23 (IL) 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	27,460.899	17.7%
1290 SMARTBETA EQUITY FUND Class R	MATRIX TRUST COMPANY CUST FBO NEW TRIER HIGH SCHOOL DIST 203 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	29,299.388	18.89%
1290 SMARTBETA EQUITY FUND Class R	MATRIX TRUST COMPANY CUST FBO OAK PARK & RIVER FOREST HS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	22,153.517	14.28%
1290 SMARTBETA EQUITY FUND Class R	MATRIX TRUST COMPANY CUST FBO TOWNSHIP HIGH SD #113 (IL) 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	25,056.551	16.15%
1290 SMARTBETA EQUITY FUND Class T	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1290 AVENUE OF THE AMERICAS FL 16 NEW YORK NY 10104-3499	10,331.663	100%

Appendix E
1290 funds
SECURITIES LENDING ACTIVITIES
For the fiscal year ended October 31, 2023, the Funds listed in the table below received the following amounts of gross income1 from securities lending activities; paid the following amounts of fees and/or other compensation for securities lending activities; and earned the following amounts of net income from securities lending activities. The Funds do not pay cash collateral management fees, administrative fees, indemnification fees, or other fees not reflected below.
Funds	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities
1290 Avantis® U.S. Large Cap Growth Fund	$4,769	$477	$18,921	$19,398	$4,292
1290 Diversified Bond Fund	$47,545	$4,754	$518,477	$523,231	$42,791
1290 Essex Small Cap Growth Fund	$46,236	$4,617	$61,199	$65,816	$41,619
1290 GAMCO Small/Mid Cap Value Fund	$127,947	$6,414	$56,667	$63,081	$57,835
1290 High Yield Bond Fund	$39,930	$3,985	$185,490	$189,475	$35,944
1290 Loomis Sayles Multi-Asset Income Fund	$18,870	$1,884	$41,280	$43,164	$16,986
1290 Multi-Alternative Strategies Fund	$12,759	$1,275	$50,494	$51,769	$11,484
1290 SmartBeta Equity Fund	$21,808	$2,180	$44,807	$46,987	$19,628

1
Gross income from securities lending activities includes any income from cash collateral reinvestment and any negative rebate (i.e., a rebate paid by a borrower to a Fund).
E-1

1290 Funds
STATEMENT OF ADDITIONAL INFORMATION
March 1, 2024
1290 Retirement Funds	Share Class (Ticker)*
1290 Retirement 2020 Fund	Class A (TNIAX); Class T (TNICX); Class I (TNIIX); Class R (TNIRX)
1290 Retirement 2025 Fund	Class A (TNJAX); Class T (TNJCX); Class I (TNJIX); Class R (TNJRX)
1290 Retirement 2030 Fund	Class A (TNKAX); Class T (TNKCX); Class I (TNKIX); Class R (TNKRX)
1290 Retirement 2035 Fund	Class A (TNLAX); Class T (TNLCX); Class I (TNLIX); Class R (TNLRX)
1290 Retirement 2040 Fund	Class A (TNNAX); Class T (TNNCX); Class I (TNNIX); Class R (TNNRX)
1290 Retirement 2045 Fund	Class A (TNOAX); Class T (TNOCX); Class I (TNOIX); Class R (TNORX)
1290 Retirement 2050 Fund	Class A (TNPAX); Class T (TNWBX); Class I (TNWIX); Class R (TNPRX)
1290 Retirement 2055 Fund	Class A (TNQAX); Class T (TNQCX); Class I (TNQIX); Class R (TNQRX)

(each, a “Fund” and together, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Funds dated March 1, 2024, as it may be supplemented from time to time, which may be obtained without charge by calling the 1290 Funds toll-free at 1-888-310-0416 or writing to the 1290 Funds at 1345 Avenue of the Americas, New York, New York 10105. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.
The Funds’ audited financial statements for the year ended October 31, 2023, including the financial highlights, appearing in the 1290 Funds’ Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-888-310-0416), filed electronically with the Securities and Exchange Commission on January 3, 2024 (File No. 811-22959), are incorporated by reference and made a part of this document.

*
Each Fund currently offers only Class I shares for sale.

Description of the 1290 Funds
The 1290 Funds (the “1290 Funds” or the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The 1290 Funds was organized as a Delaware statutory trust on March 1, 2013. (See “Other Information.”)
Equitable Investment Management, LLC (“EIM II” or the “Adviser”) serves as the investment adviser for the 1290 Funds. EIM II is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.
The 1290 Funds has registered Class A, Class T, Class I and Class R shares on behalf of sixteen (16) funds. This SAI contains information with respect to shares of the following Funds:
1290 Retirement 2020 Fund
1290 Retirement 2025 Fund
1290 Retirement 2030 Fund
1290 Retirement 2035 Fund
1290 Retirement 2040 Fund
1290 Retirement 2045 Fund
1290 Retirement 2050 Fund
1290 Retirement 2055 Fund
(collectively, the “1290 Retirement Funds”)
Prior to March 1, 2017, Class T shares were known as Class C shares and included different 12b-1 fees and certain other expenses. Each 1290 Retirement Fund currently offers only Class I shares for sale. The 1290 Funds’ Board of Trustees (“Board”) is permitted to create additional funds or classes. The assets of the 1290 Funds received for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the assets of the Fund. The assets of each Fund are charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the 1290 Funds are allocated between or among any one or more Funds or classes.
Each class of shares is offered under the 1290 Funds’ multi-class distribution system, which is designed to allow promotion of investing in the Funds through alternative distribution channels. Under the 1290 Funds’ multi-class distribution system, shares of each class of a Fund represent an equal pro rata interest in that Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund; however, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Each Fund is classified as a “diversified” fund under the 1940 Act. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be
3

considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund.
1290 Funds Investment Policies
Fundamental Restrictions
Each Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund. Set forth below are each of the fundamental restrictions adopted by the Funds.
Each Fund will not:
(1)
issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(2)
borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(3)
engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(4)
concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
(5)
purchase or sell real estate, except that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.
(6)
purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.
(7)
make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
Notations Regarding the Funds’ Fundamental Restrictions
Each Fund’s fundamental restrictions are written and will be interpreted broadly. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Fund’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Fund’s fundamental restrictions could change in the future.
The following notations are not considered to be part of a Fund’s fundamental restrictions and are subject to change without shareholder approval.
Senior Securities and Borrowing   (notations regarding the fundamental restrictions set forth in (1) and (2) above)
“Senior securities” generally are obligations that have a priority over a fund’s shares with respect to the distribution of fund assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end
4

fund currently may not issue senior securities, except that a fund is permitted to borrow money in an amount not in excess of 33⅓% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of fund transactions and share redemptions. Any Fund borrowings that come to exceed these amounts will be reduced in accordance with applicable law.
Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaced the asset segregation framework previously used by funds to comply with the limitations on the issuance of senior securities imposed by Section 18 of the 1940 Act. Rule 18f-4 permits a fund, provided that the conditions imposed by the rule are met, to engage in derivatives transactions and certain other transactions that might otherwise be considered to create senior securities. For more information about these practices, see the “Derivatives” section.
Underwriting   (notations regarding the fundamental restriction set forth in (3) above)
A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Funds to be engaged in the business of underwriting, the fundamental restriction will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Fund may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.
Concentration   (notations with respect to the fundamental restriction set forth in (4) above)
While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Funds’ shareholder reports. With respect to each Fund’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Fund may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Fund may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.
Commodities   (notations with respect to the fundamental restriction set forth in (6) above)
The 1940 Act generally does not prohibit a Fund from investing in commodities or commodity-related instruments. A Fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Fund may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Fund may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. In addition, a Fund will not qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (a “RIC”), in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Fund may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Fund would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.
5

Loans   (notations with respect to the fundamental restriction set forth in (7) above)
The fundamental restriction allows each Fund to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Fund to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Fund to temporarily lend cash to another fund of 1290 Funds, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending fund to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Funds have not applied for interfund lending relief, they may do so in the future.
Non-Fundamental Restrictions
The following investment restrictions apply generally to each Fund but are not fundamental. They may be changed for any Fund by the Board and without a vote of that Fund’s shareholders.
A Fund does not currently intend to purchase any investment if, as a result, more than 15% of its net assets would be invested in “illiquid investments,” as such term is defined by Rule 22e-4 under the 1940 Act. If, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.
If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
A Fund may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.
Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Funds’ Prospectus). Pursuant to the discretion of the Adviser and a Fund’s sub-adviser(s), if any (“Sub-Adviser(s)”), these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions.
Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the 1290 Funds alone. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
Investment Strategies and Risks
In addition to the Funds’ principal investment strategies discussed in the Prospectus, each Fund may engage in other types of investment strategies as further described below. Each Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or a Fund’s own investment restrictions.
The Funds operate under a “fund of funds” structure, under which they invest primarily in exchange-traded securities of other registered investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories or strategies. Each Fund may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. By investing in Underlying ETFs, a Fund will indirectly bear fees and expenses charged by the Underlying ETFs in addition to the direct fees
6

and expenses of the respective Fund. In addition, the performance of each Fund is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s allocation among the Underlying ETFs. Accordingly, the investment performance of each Fund will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying ETFs in direct proportion to the amount of assets that Fund allocates to the Underlying ETFs utilizing such strategies. The Funds' Prospectus contains certain information about Underlying ETFs. For additional information regarding the Underlying ETFs, see their respective prospectuses and SAIs. In this section, the term “Fund” may include the Funds, an Underlying ETF or both.
Asset-Backed Securities.   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.
The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund.
7

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.
Bonds.   Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.
Significant securities market disruptions , such as that following the outbreak of the coronavirus disease (COVID-19) pandemic, have led, and may continue to lead, to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which could, and in the past has, decreased liquidity and sharply reduced returns. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, such Fund may incur additional risks and costs.
Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. If interest rates move sharply in a manner not anticipated by a Fund’s management, the Fund’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.
Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.
Collateralized Debt Obligations.   Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
8

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.
As a result, investments in CDOs may be characterized by the Funds as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Funds may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Fund could be significantly different from return predicted by financial models and (vi) the lack of a readily available secondary market for CDOs.
Convertible Securities.   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Fund invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.
Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
9

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Investments by the Funds in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Fund should invest and/or continue to hold the securities.
Contingent Convertible Securities.   Contingent convertible securities (“CoCos”) have equity and debt characteristics. A CoCo is typically issued by a non-U.S. bank and, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting a Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that a Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that a Fund will receive return of principal on CoCos.
Credit and Liquidity Enhancements.   A Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Fund to use them when the Fund wishes to do so.
Cybersecurity and Operational Risks.   A Fund is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems) resulting from cyber attacks. Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a Fund’s Adviser, Sub-Adviser(s), third-party service providers or counterparties. A Fund attempts to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Fund.
In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites
10

(i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a Fund’s Adviser, Sub-Adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which a Fund invests, have the ability to cause significant disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. In certain situations, a Fund, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Fund from fully implementing its cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. A Fund and its shareholders could be negatively impacted as a result.
Depositary Receipts.   Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are U.S. dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Investments in Depositary Receipts involve many of the same risks associated with direct investments in the foreign securities.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. Depositary Receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency. For purposes of a Fund’s investment policies, the Fund’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.
Derivatives.   In general terms, a “derivative” instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). If a portfolio manager is incorrect in his or her judgment of market values, interest rates or other economic factors in using a derivative instrument or strategy, a Fund may have lower net income and a net loss on the investment. Losses on certain derivative instruments are potentially unlimited. There can be no assurance that using any derivative instrument or derivative strategy will succeed, and a Fund might not use any derivative instruments or derivative strategies.
Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any futures contract, forward contract, option (excluding purchased options), swap, security-based swap, any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery
11

of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) any reverse repurchase agreements or similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below). Further information about these instruments and the risks involved in their use is included under the description of each of these instruments in this SAI.
The Derivatives Rule mandates that a Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a Fund’s derivatives exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case a Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Under the Derivatives Rule, when a Fund trades reverse repurchase agreements or similar financing transactions, it must either (i) aggregate the amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the Fund's asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions. Furthermore, under the Derivatives Rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. In addition, under the Derivatives Rule, a Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a Derivatives Transaction for purposes of compliance with the Derivatives Rule.
The requirements of the Derivatives Rule are intended to reduce derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors, and the full impact of the Derivatives Rule remains uncertain.
For purposes of its investment policies and restrictions, a Fund may value derivative instruments at mark-to-market value, notional value or full exposure value.  Mark-to-market value is the current market value or fair value reflecting the price at which the derivative could be expected to be liquidated.  In contrast, the notional value of a derivative instrument, such as a futures contract, is equal to the contract size (number of units per contract) multiplied by the current (spot) unit price of the reference asset underlying the contract.  Full exposure value is the sum of the notional amount for the contract plus the market value.  A Fund could also use a combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction).   The investment exposure that a Fund obtains through a derivative investment measured based on notional value may exceed the mark-to-market value of the derivative investment.  The manner in which certain securities or other instruments are valued by a Fund for purposes of applying its investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in 2010, initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; rules for derivatives clearing and trading; the creation of a consumer financial protection
12

watchdog; the registration and additional regulation of hedge and private equity fund managers; and federal requirements for residential mortgage loans. Many of the implementing regulations mandated by the Dodd-Frank Act have been finalized. However, various U.S. Government entities, including the Commodity Futures Trading Commission (“CFTC”) and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets.
The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swaps have been and other swaps may be mandated for central clearing under the Dodd-Frank Act. The banking regulators, the SEC, and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. Such rules may require a Fund to segregate additional assets in order to meet variation and initial margin requirements when it enters into uncleared swaps. The CFTC adopted regulations so that the minimum transfer amount for margin postings can be measured at the account level rather than the entity level, which may be useful if the Funds employ multiple account managers to trade their portfolios.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. Regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including derivative instruments trading agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of derivative instruments.
Pursuant to rules adopted under the Commodity Exchange Act by the CFTC, the Funds must either operate within certain guidelines and restrictions with respect to the Funds’ use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). The Adviser claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to the Funds. To qualify for an exclusion under CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s net asset value (“NAV”) (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.
The Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Fund. Complying with the trading limitations may restrict the Adviser’s ability to use derivative instruments as part of these Funds’ investment strategies. Although the Adviser expects to be able to execute each of these Fund’s investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivative instruments, may make the use of derivative instruments by the Funds more costly, and may otherwise adversely impact the performance and value of derivative instruments.
Equity Securities.   Certain of the Funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.
13

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential of an investment in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.
Eurodollar and Yankee Dollar Obligations.   Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Event-Linked Bonds.   Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Floaters and Inverse Floaters.   Floaters and inverse floaters are securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but a Fund will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
In addition, a Fund may invest in inverse floating rate obligations, which are securities that have coupon rates that vary inversely at a multiple of a designated floating rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.
14

Foreign Currency.   A Fund may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and income. In addition, although a portion of a Fund’s investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Certain Funds may also invest in foreign currency transactions using derivative instruments such as forwards, futures, options (including listed and OTC options), and options on futures, in order to seek to enhance returns or hedge against a change in the value of a currency. Hedging transactions involve costs and may result in losses. Certain of the Funds may also write call options on foreign currencies to offset some of the costs of hedging those currencies. A Fund’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).
Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. A Fund will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. For more information on OTC options, see the section on “Over-the-Counter Options.”
Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. In addition, the price of any foreign currency futures or foreign currency options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised. Whether a foreign currency hedge benefits a Fund will depend on the ability of a Fund’s Sub-Adviser to predict future currency exchange rates.
The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on futures transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Fund, sold by a Fund but not yet delivered or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.
15

Participation in foreign currency futures and foreign currency options transactions may involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies to settle obligations. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign currency futures or foreign currency options transaction occurs. For these reasons, when a Fund trades foreign currency futures or foreign currency options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Fund for foreign currency futures or foreign currency options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.
The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved with such transactions.
A Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see the section on “Swaps.”
For information on how Funds may use foreign currency forwards, see the section on “Forward Foreign Currency Transactions.” For more information on forwards, futures, and options, see the sections on “Forward Commitments,” “Futures Transactions,” and “Options Transactions.”
Forward Commitments, When-Issued and Delayed Delivery Securities.   Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a forward-commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
A Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Fund may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
A Fund may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Fund’s overall exposure, and to enhance the Fund’s return. Purchases made in an effort to enhance a Fund’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Fund subjects itself to a
16

risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Fund’s payment obligation).
Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction satisfies the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Forward Foreign Currency Transactions.   A forward foreign currency exchange contract (“FX forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
A Fund may enter into FX forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts will include, but not be limited to, the following situations.
First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into an FX forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
Second, when a Fund’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into an FX forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into an FX forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate FX forward contracts for each currency held in a Fund.
The precise matching of the FX forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the FX forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such FX forward contracts when they determine that the best interests of the Funds will be served.
A Fund may enter into FX forward contracts for any other purpose consistent with the Fund’s investment objective and program. For example, a Fund may use foreign currency options and FX forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another.
At the maturity of an FX forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the FX forward contract (by “rolling” that contract forward) or may initiate a new FX forward contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will
17

incur a gain or a loss (as described below) to the extent that there has been movement in FX forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new FX forward contract to sell the foreign currency.
Should forward prices decline during the period between a Fund’s entering into an FX forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Fund may engage in a deliverable FX forward contract. The consummation of deliverable FX forward contracts requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because deliverable FX forward contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A deliverable FX forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a deliverable FX forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the deliverable FX forward contract through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. Although FX forward contracts settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions and all FX forward contracts are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.
A Fund may engage in non-deliverable FX forward contracts (“NDFs”). NDFs are cash-settled, short-term FX forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to deliverable FX forward contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. See the sections on “Derivatives” and “Foreign Currency.” Although NDFs historically have been traded over-the-counter, currently some NDFs are centrally cleared and are exchange-traded on swap execution facilities and designated contract markets. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see the section on “Swaps” below.
Foreign Securities.   Certain of the Funds may invest in foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts, Eurodollar and Yankee dollar obligations, and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures.
18

Further information about these instruments and the risks involved in their use is contained under the description of each of these instruments in this SAI.
Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Fund.
The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.
A Fund that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, a Fund’s net asset value might be diluted. A Fund’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Fund’s investment strategy (e.g., reducing the volatility of a Fund’s share price) or achieve its investment objective.
19

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.
Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
In less liquid and less well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.
The transmission of COVID-19 and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that negatively affected the global economy. These impacts also caused significant volatility and declines in global financial markets, which caused losses for investors. Global and U.S. agencies declared an end to the global Public Health Emergency for COVID-19 in May 2023. However, the impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession. Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the COVID-19 pandemic and other epidemics and pandemics that may arise in the future, could cause a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.
Emerging Market Securities.   Certain of the Funds may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries are grappling with severe inflation or recession, high levels of national debt, fluctuations in currency exchange rates and government instability. Investments in countries that have begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.
Certain emerging market countries may experience (i) less developed securities markets with low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for emerging market securities; (ii) less organized settlement systems for trading securities, resulting in delayed settlements of trades and reduced liquidity for emerging market securities; (iii) uncertain national policies, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (v) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (vi) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property,
20

and most claims of the property owners have never been fully settled. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.
The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Many of these countries are also sensitive to world commodity prices. Emerging market economies may develop unevenly or may never fully develop.
The assessment of investment opportunities in certain emerging market securities markets may be more difficult in light of limitations on available information and different accounting, auditing and financial reporting standards. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.
Eastern European and Russian Securities.   Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in several of the smaller states and political turmoil and popular uprisings still pose threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. Such risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, unpredictable taxation, corruption, inadequate regulation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital, and especially their continued dependence on the Western European zone for credit and trade, which may have a negative effect on a Fund’s investments in the region.
The securities markets of Eastern European countries, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor
21

rather than the foreign investor. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Fund's ownership rights could be lost. While applicable regulations may impose liability on registrars for certain losses, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Additionally, Russia has attempted to assert its influence in the region through economic and even military measures. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. These events have had and may continue to have significant adverse effects on regional and global economic markets for securities and commodities, including adverse effects on global markets’ performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian issuers. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, have impacted and may continue to impact Russia’s economy and issuers of securities in which the Funds invest. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.
Governments in the United States and many other countries have imposed economic sanctions, which consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes, bans on Russian airlines and ships from using other countries’ airspace and ports, and prohibition of all business against certain Russian individuals, including politicians, and Russian corporate and banking entities. Additionally, the European Union (“EU”) and certain other countries have removed selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. The United States has banned oil and other energy imports from Russia, and the United Kingdom (“U.K.”) phased out oil imports from Russia in January 2023. These and other sanctions, and the imposition or threat of further sanctions, may result in the further decline of the value and liquidity of Russian securities, a further weakening of the ruble, downgrades in Russia’s credit rating, or other adverse consequences to the Russian economy. These sanctions have also resulted in asset freezes of Russian securities, commodities, resources and/or funds invested in prohibited assets, impairing the ability of the Funds to buy, sell, receive or deliver those securities and/or assets. As of the date of this SAI, the Funds' holdings in Russian securities (if any) are valued at zero, and prospects for recouping any value are remote. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions. As a result, a Fund’s performance may be adversely affected.
Even prior to the invasion of Ukraine and consequent imposition of sanctions on Russia, compared to most national stock markets, the Russian securities market suffered from a variety of problems not encountered in more developed markets. The relatively recent formation of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose additional risk, particularly to foreign investors.
The National Settlement Depository (“NSD”) has been a recognized central securities depository of the Russian Federation. In response to Russia's invasion of Ukraine in 2022, the EU added the NSD to its list of sanctioned entities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause an investor in Russian securities to incur losses due to a counterparty’s failure to pay for securities the investor has delivered or an investor’s inability to complete its contractual obligations
22

because of theft or other reasons. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Decreases in the prices of commodities, which have in the past pushed the whole economy into recession, have demonstrated the sensitivity of the Russian economy to such price volatility. In addition to the significant adverse effects stemming from the war in Ukraine discussed above, over the long term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.
The Russian ruble has been subject to significant devaluation as a result of actions taken in response to the invasion of Ukraine and there is a risk of significant further devaluation. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.
European Securities.   The EU’s Economic and Monetary Union, which is comprised of EU members that have adopted the euro currency, requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and their trading partners.
The European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.
The full impact of the U.K.’s withdrawal from the EU, commonly referred to as “Brexit,” and the nature of the future relationship between the U.K. and the EU remain unclear. The effects of Brexit on the U.K. and EU economies could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the U.K. and the EU. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Until the full economic effects of Brexit become clearer, there remains a risk that Brexit may negatively impact a Fund’s investments and cause it to lose money. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as government or other responses to such movements, may also create instability and uncertainty in the region. In addition, the
23

national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments.
Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, have had and could continue to have a severe adverse effect on both the region and the global economy, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. How long such military action and related events will last cannot be predicted. These events may result in further significant adverse effects on regional and global economic markets for securities and commodities, including adverse effects on global markets’ performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian issuers.
Latin America
Inflation —  Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Recent persistent inflation and tightening global financial conditions could lead to decelerating economic growth in the region.
Political Instability —  Certain Latin American countries have historically suffered from social, political, and economic instability, and volatility, currency devaluations, government defaults and high unemployment rates. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is ongoing and foreign trade restrictions have been relaxed.
Nonetheless, there can be no guarantee that such trends will continue or that the desired outcomes of these developments will be successful. In addition, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares.
Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country. For certain countries in Latin America, political risks have created significant uncertainty in financial markets and may further limit the economic recovery in the region. For example, in Mexico, the long-term implications of the United States-Mexico-Canada Agreement, the 2020 successor to North American Free Trade Agreement (i.e., NAFTA), are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of a Fund’s investments in Mexico. Additionally, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and hyperinflation.
Dependence on Exports and Economic Risk —  Certain Latin American countries depend heavily on exports to the U.S., investments from a small number of countries, and trading relationships with key trading partners including the U.S., Europe, Asia and other Latin American countries. Accordingly, these countries may be sensitive to fluctuations in demand,
24

protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities experienced volatility driven, in part, by a continued slowdown of growth in China and the effects of the COVID-19 pandemic. If growth in China remains slow, or if global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.
Sovereign Debt —  Latin American economies generally are heavily dependent upon foreign credit and loans, and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition to risk of default, debt repayment may be restructured or rescheduled, which may impair economic activity. Moreover, the debt may be susceptible to high interest rates, which increase the region's debt-servicing costs, and may reach levels that would adversely affect Latin American economies. In addition, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. Low or slowing growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.
Pacific Basin Region.   Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.
The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The economies of certain Asian countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services
25

sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund’s assets denominated in those currencies. Certain developing economies in the Asia Pacific region are characterized by frequent currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Asia Pacific region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s investments.
Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
Chinese Companies.   Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; ( j) the risk that the Chinese government may decide not to continue to support the economic reform programs and could return to the completely centrally planned economy that was in place prior to 1978; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) uncertainty surrounding the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and
26

Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with operations in China as well as PCAOB-registered auditing firms in China. The Holding Foreign Companies Accountable Act of 2020 (“HFCAA”) requires the SEC to identify reporting public companies that use public accounting firms with a branch or office located in a foreign jurisdiction that PCAOB determines that it is unable to inspect or investigate completely because of a position taken by a governmental entity in that jurisdiction (“Commission-Identified Issuers”). If an issuer is identified as a Commission-Identified Issuer for three consecutive years, the issuer's shares will be prohibited in U.S. exchange and over-the-counter markets. In August 2022, the PCAOB secured a written agreement with the China Securities Regulatory Commission (“CSRC”) and the Ministry of Finance of the PRC for achieving access by the PCAOB to inspect and investigate firms in mainland China and Hong Kong. The PCAOB has since pursued such inspections and has announced resulting settled disciplinary orders and sanctions. Listing and other regulatory requirements applicable to foreign issuers, including Chinese issuers, are evolving and any future legislation, regulations or rules may require a Fund to change its investment process, which could result in substantial investment losses.
Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control in regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States, despite the United States’ signing a partial trade agreement with China in 2020 that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.
On June 3, 2021, President Biden issued an executive order prohibiting U.S. persons from entering into transactions in publicly traded securities, as well as derivatives and securities designed to provide investment exposure to any securities, of issuers designated “Chinese Military-Industrial Complex Companies” by the Department of the Treasury’s Office of Foreign Asset Control. This executive order superseded a prior similar order from then-President Trump. A number of Chinese issuers have been designated under this program and more could be added. Certain implementation matters related to the scope of, and compliance with, the executive order have not yet been resolved, and the ultimate application and enforcement of the executive order may change due to, among other things, the change in the U.S. presidential administration. Recent guidance permitted U.S. investors to purchase interests in investment funds not making any new purchases of designated securities and “seeking to” divest their holdings of such securities during the applicable divestment period. As a result, the executive order and related guidance may significantly reduce the liquidity of such securities, force a Fund to sell certain positions at inopportune times or for unfavorable prices, and restrict future investments by a Fund. U.S. investment advisors are permitted to advise non-U.S. funds and non-U.S. persons that purchase and sell such prohibited securities, provided this activity does not indirectly expose U.S. persons to such companies. On August 9, 2023, President Biden issued a subsequent executive order intended to restrict investments in certain companies, including certain Chinese companies, operating in specific technology-related industries. The effect of the order, and any related regulations or guidance, is not yet known.
Although China adopted a plan in 2019 designed to encourage foreign investment in Chinese financial systems, China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than
27

allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.
For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. As demonstrated by protests in Hong Kong in 2019 and 2020 over political, economic, and legal freedoms, and the Chinese government’s response to the protests, there has been a great deal of political unrest, which may result in economic disruption.
China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
China A-Shares.  China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Regulations that came into effect on June 6, 2020 superseded certain post-registration rules applicable to QFII and RQFII regimes and removed prior quota restrictions on investment in A-shares. However, as of the date of this SAI, this is a relatively new development, and there is no guarantee that the quotas will continue to be relaxed.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of capital, it is uncertain whether and how it will be implemented in practice.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program, though such securities may lose their eligibility at any time. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders
28

for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. In addition, there is no assurance that the necessary systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
China Variable-Interest Entities.  Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and net asset value.
On December 24, 2021, the CSRC published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, required Chinese companies that pursued listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. On February 17, 2023, the CSRC published new regulations (the “Final Rules”), which took effect on March 31, 2023 and are similar to the Draft Rules. Under the Final Rules, the CSRC is authorized to accept and review applications for overseas offerings and listings to ensure they are consistent with Chinese regulations and policy, and will remain authorized to accept or reject the filings of any overseas offering and listing application after a review process. Because the Final Rules are new, it is uncertain as to how they will be implemented in practice and how they could impact the Funds. It is also unclear how the Final Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies. There is no guarantee that the mainland Chinese government or a mainland Chinese regulator will not interfere with the operation of VIE structures.
China Bond Connect.  Certain Funds may invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that a Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade
29

when it would be otherwise attractive to do so. Investing through Bond Connect also subjects a Fund to the clearance and settlement procedures associated with Bond Connect, which could pose risks to the Fund. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Futures Transactions.   Futures contracts (a potentially high-risk investment) enable a Fund to buy or sell an asset in the future at an agreed upon price. This may include the purchase and sale of foreign currency futures contracts as a hedge against possible variations in foreign exchange rates.
A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.
No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the FCM will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the FCM will transfer the excess to a Fund. These subsequent payments called “variation margin,” to and from the FCM, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.
A Fund will incur brokerage fees when it purchases and sells futures contracts. Transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Funds, as specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. If a Fund has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.
30

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.
A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.
Successful use of futures contracts by a Fund for hedging purposes is also subject to the Adviser’s or Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.
Interest Rate Futures Contracts.   Interest rate futures contracts are exchange-traded contracts for which the underlying reference asset is an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The underlying reference asset for a U.S. Treasury futures contract is a U.S. Treasury security. The underlying reference asset for a Eurodollar futures contract, as of March 1, 2024, is the Secured Overnight Financing Rate (“SOFR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period. To the extent a reference rate was based on the London Inter-Bank Offered Rate (“LIBOR”), a Fund could be exposed to additional risk. See the “LIBOR Rate Risk” section for additional information on the phasing out of LIBOR.
Interest rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. However, since the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until
31

the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.
Securities Index Futures Contracts.   A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Fund’s total investment return or to protect a Fund’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a Fund. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.
By establishing a “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.
A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
Hybrid Instruments.   Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Fund may not be successful.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is
32

no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Fund that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Fund’s share price and income level.
Various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund.
Illiquid Securities or Non-Publicly Traded Securities.   A Fund may invest in illiquid securities or non-publicly traded securities. The inability of a Fund to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities generally are considered illiquid unless the Adviser or sub-adviser determines they are liquid. Most such securities held by a Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.
A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Rule 144A is designed to facilitate trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. A Fund may find these investments difficult to value. In addition, a Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
33

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
To the extent that a Fund acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Shares held by a Fund in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.
Inflation-Indexed Securities.   Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. See “U.S. Government Securities” below. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.
In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.
In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Fund generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Insured Bank Obligations.   The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless a Fund determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.
Investment Company Securities.   The Funds may invest in the securities of other investment companies, to the extent permitted by the 1940 Act and the rules thereunder and by any applicable exemptive orders issued by the SEC. Investment company securities include securities of other open-end, management investment companies (commonly called mutual funds), ETFs, closed-end investment companies, and unit investment trusts. Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company (such as a Fund) from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the
34

acquiring company, except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. The 1940 Act further prohibits an investment company from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Notwithstanding the foregoing restrictions, Rule 12d1-4 under the 1940 Act permits a Fund to invest in other investment companies beyond the statutory limits discussed above, subject to certain conditions. Rule 12d1-4 includes conditions related to (i) limits on control and voting; (ii) required evaluations and findings related to investments in other investment companies; (iii) agreements between an acquiring and an acquired investment company; and (iv) limits on complex structures. The 1290 Retirement Funds invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow the Funds to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over the counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Fund’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.
Passive Foreign Investment Companies.   Certain Funds may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Fund) bear similar expenses of such funds. PFICs in which a Fund may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain federal income tax consequences (see the section of this SAI entitled “Taxation”).
ETFs.   The 1290 Retirement Funds operate under a “fund of funds” structure, under which they invest primarily in Underlying ETFs and other pooled investment vehicles. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange and that hold a portfolio of securities or other financial instruments. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. As discussed above in “Investment Company Securities”, Rule 12d1-4 permits a Fund to invest in other investment companies, including ETFs, beyond certain statutory limits in the 1940 Act, subject to certain conditions. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met. By investing in a Fund that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.
Investment Grade Securities.   Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or Sub-Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or Sub-Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Fund.
Non-Investment Grade Securities or “Junk Bonds.”   Non-investment grade securities are securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or Sub-Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.
35

Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.
Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Fund’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Fund’s investment objective will be more dependent on the Adviser’s or Sub-Adviser’s analysis than would be the case if the Fund were investing in higher rated securities.
Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Fund’s investment in such securities. If a Fund experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Adviser or Sub-Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may find it difficult to value its junk bonds accurately. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Adviser. It is the policy of the Adviser and each Sub-Adviser not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.
Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.
Credit Ratings.   Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.
36

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. A Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.
In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.
LIBOR Rate Risk.   Many debt securities, derivatives and other financial instruments have historically utilized LIBOR as the reference or benchmark rate for variable interest rate calculations. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced that after 2021 it would cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited (the “ICE”), the current administrator of LIBOR, ceased publishing most LIBOR maturities on December 31, 2021, and the remaining and most liquid U.S. dollar LIBOR maturities ceased to be published after June 30, 2023.
The FCA previously announced that it would require the ICE to continue publishing a 3-month synthetic sterling LIBOR, which is expected to cease at the end of March 2024, and would require the ICE to continue publishing 1-, 3- and 6-month U.S. dollar LIBOR until September 30, 2024 using an unrepresentative synthetic methodology (“synthetic U.S. dollar LIBOR”). Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives but may be used in certain un-transitioned legacy contracts. There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
In 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the U.S. Federal Reserve (“Federal Reserve” or “Fed”), announced its selection of a new Secured Overnight Funding Rate (“SOFR”), a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR. (Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.) SOFR is fundamentally different from LIBOR; SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, while term SOFR for various maturities has been adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Term SOFR rates for various maturities may not have been available, recommended, or operationally feasible at the applicable benchmark replacement date.
Various financial industry groups have planned for and have implemented the transition from LIBOR to SOFR or another new benchmark, but, in certain instances, the transition process may have resulted in, or may result in, increased volatility and illiquidity in markets that relied on LIBOR to determine interest rates. It may also have caused, or lead to, a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based instruments. These effects could occur particularly with respect to synthetic values of LIBOR.
Loans, Loan Participations, Assignments, and Other Direct Debt Instruments.   Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as corporations and governments. Corporate and sovereign loans typically are structured and negotiated by a group of financial institutions and other investors that provide capital to the borrowers. In return, the borrowers pay interest and repay the loan’s principal. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The
37

borrower may be in financial distress or may default. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans and other direct debt instruments may pay fixed rates of interest or may pay floating interest rates that are reset periodically on the basis of a floating base lending rate, a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured. A Fund may invest in secured and unsecured loans.
A Fund may acquire a loan (1) directly at the time of the loan’s closing, (2) through a participation interest, which gives the Fund the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) through an assignment in which a Fund succeeds to the rights of the assigning lender and becomes a lender under the loan agreement.
Participation Interests —  In purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. A Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a Fund would not likely have any rights against the borrower directly. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Assignments —  When a Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Creditworthiness —  A Fund’s ability to receive payment of principal, interest and other amounts due in connection with loans will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). In evaluating the creditworthiness of borrowers, the Adviser may consider, and may rely in part, on analyses performed by others. Because loan interests may not be rated by independent rating agencies, the decision to invest in a particular loan may depend heavily on the credit analysis of the borrower by the Adviser or the original lending institution. In selecting the loans and other direct indebtedness that a Fund will purchase, the Adviser will rely on its own credit analysis of the borrower and not solely on a lending institution’s credit analysis of the borrower. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
38

In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund acquiring a participation interest will evaluate the creditworthiness of the participating lender or other intermediary participant selling the participation interest.
Agents —  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral —  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the collateral from a secured loan in which a Fund invests can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the lending agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity —  Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, and there may not be an active trading market for some loans. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The lack of a liquid secondary market may have an adverse impact on a Fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, transactions in loan investments may take a significant amount of time to settle (i.e., more than seven days and up to several weeks or longer). Accordingly, the proceeds from the sale of a loan investment may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. To the extent that the Adviser determines that any such investments are illiquid, they will be subject to a Fund’s restrictions on investments in illiquid securities.
Prepayment Risk —  The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. Due to prepayment, the actual maturity of loans
39

is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees, and the Fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.
Borrower Covenants —  Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. “Covenant lite” loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Fund’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. A Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans than its holdings of loans with the usual covenants. As a result, a Fund’s exposure to losses on covenant lite loans may be increased, especially during a downturn in the credit cycle.
Available Information —  Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans and certain other forms of direct indebtedness may not be considered “securities” under the federal securities laws, and therefore purchasers of such instruments (such as a Fund) may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Fund.
Fees and Expenses —  A Fund may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, nonuse fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a Fund may incur expenses associated with researching and analyzing potential loan investments, including legal fees.
Leveraged Buy-Out Transactions —  Loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Obligations to Make Future Advances —  Certain of the loans and other direct indebtedness acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a Fund to increase its investment in a company at a time when a Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Master Limited Partnerships.   Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related
40

businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP. Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage-Backed or Mortgage-Related Securities.   Mortgage-related securities (i.e., mortgage-backed securities) (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
Fannie Mae and Freddie Mac also securitize reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time they are securitized. For example, in Fannie Mae’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage backed securities trust guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to the length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future.
The U.S. Treasury historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs
41

ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entity guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by GSEs or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. In the event of a default on the obligations to noteholders, noteholders have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities, and a Fund investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
There remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also were the subject of several class action lawsuits and investigations by federal regulators, which (along with any final resulting financial losses or restatements) may adversely affect the guaranteeing entities. In addition, the future of Fannie Mae and Freddie Mac is in question as Congress may consider reforms of Fannie Mae and Freddie Mac, which could address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in the Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active
42

trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, a Fund may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Fund. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Fund may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.
MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.
A Fund may invest in CMOs and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.
CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage
43

pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund that invests in CMOs.
Stripped MBS are created when a U.S. government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying MBS, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. A Fund may invest in both the IO class and the PO class. The prices of stripped MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds— which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the Fund may invest in various tranches of CMO bonds, including support bonds.
A Fund may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Fund would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In
44

addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage Dollar Rolls.   A Fund may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Fund enters into a transaction is not obligated to return the same securities as those originally sold by the Fund, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a Fund’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Fund. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Fund’s overall limitations on investments in illiquid securities.
Rule 18f-4 permits a Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction satisfies the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Municipal Securities.   A Fund may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.
The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general
45

business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments in municipal securities.
The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal securities.
Options Transactions.   A Fund may write and purchase put and call options. An option (a potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.)
Writing Call Options.   A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.
A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.
Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.
When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.
A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities
46

of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.
Writing Put Options.   The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by a Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.
A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.
Purchasing Put and Call Options.   A Fund may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that a Fund intends to purchase pending their ability to invest in an orderly manner in those securities. A Fund may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.
Options on Futures Contracts.   A Fund may purchase and write exchange-traded call and put options on futures contracts of the type which the Fund is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.
Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.
Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.
47

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.
Securities Index Options.   A Fund may write put and call options and purchase call and put options on securities indices for the purpose of increasing the Fund’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”
Certain Funds may write “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Fund’s Adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates, either on the records of the Adviser or with the Fund’s custodian, cash or other liquid assets having a value equal to or greater than the exercise price of the option.
Securities index options are subject to exclusive SEC jurisdiction.
A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indices may also be based on an industry or market segment such as the NYSE Arca Oil and Gas Index or the NASDAQ Computer Index.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Fund from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Fund’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the net asset value of the Fund’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.
Over-the-Counter Options.   A Fund may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and any securities used as “cover” for such options, may be considered illiquid securities. A Fund may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the
48

option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which a Fund can repurchase the option at any time. A Fund may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Fund has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see the section on “Swaps.”
Participatory Notes.   A Fund may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.
Preferred Stocks.   Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.
Precious Metals.   Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.
49

Real Estate Industry Investing.   Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.
Real Estate Investment Trusts (REITs).   REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a Fund that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.
A shareholder in any Fund, by investing in REITs indirectly through the Fund, will bear not only its proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”
Recent Market Conditions.   U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Due to concerns regarding recent high inflation in many sectors of the U.S. and global economies, the Fed and many foreign central banks and monetary authorities raised interest rates and implemented other policy initiatives in an effort to control inflation,
50

and they may continue to do so. It is difficult to predict the timing, frequency, magnitude or direction of further interest rate changes, and the evaluation of macro-economic and other conditions or events could cause a change in approach in the future. Fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation. Changes in government or central bank policies could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.
The Fed’s or foreign central banks’ actions may result in an economic slowdown in the United States and abroad. There are concerns that monetary policy may provide less support should economic growth slow. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets.
In March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. In addition, widespread loan defaults in the commercial real estate sector could have a cascading effect on the broader banking system, straining the financial health of lending institutions and potentially causing more banks to fail.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there has been a significant increase in the amount of debt due to the economic effects of the coronavirus disease (COVID-19) pandemic and ensuing economic relief and public health measures. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the value of markets, sectors and companies in which a Fund invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, a U.S. government shutdown (or the threat of such a shutdown), and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Tensions, war, or other open conflicts between nations, such as between Russia and Ukraine, in the Middle East, and in eastern Asia, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities or military actions and the repercussions of such actions are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. The resulting adverse market conditions could be prolonged. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on a Fund. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant
51

and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the coronavirus disease (COVID-19) pandemic caused significant volatility and severe losses in global financial markets. The COVID-19 pandemic and efforts to contain its spread resulted in significant disruptions to business operations, supply chains and customer activity, higher default rates, widespread business closures and layoffs, travel restrictions and border closings, extended quarantines and stay-at-home orders, event and service cancellations, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. The continued impact of COVID-19 is uncertain. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
Slowing global economic growth, the rise in protectionist trade policies, and changes to some major international trade agreements (including, for example, the trade agreement between the U.K. and EU) could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If relations between the United States and China do not improve or continue to deteriorate, or if China were to attempt unification of Taiwan by coercion or force, economies, markets and individual securities may be severely affected both regionally and globally, and the value of a Fund’s investments may go down.
Advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a Fund. As artificial intelligence is used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could impact the overall performance of a Fund.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which the Funds invest, and on the overall performance of a Fund.
Repurchase Agreements.   A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in the Fund’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.
Repurchase agreements may have the characteristics of loans by a Fund. During the term of a repurchase agreement, a Fund, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.
52

A Fund intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Adviser to present minimal credit risks. A Fund generally will not enter into a repurchase agreement maturing in more than seven days. Repurchase agreements that mature in more than seven days are generally considered illiquid.
Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.
Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.   A Fund may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. A Fund may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a Fund. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Fund. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Fund retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund’s net asset value.
In “dollar roll” transactions, a Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Fund’s forward commitment to repurchase the subject security.
Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a Fund may increase the Fund’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In addition, when a Fund invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale buy-back, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a Fund might be unable or unwilling to deliver them when that Fund seeks to repurchase, which may result in losses to the Fund. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and a Fund’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Fund.
53

Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats all such transactions as Derivatives Transactions under Rule 18f-4. For more information about these practices, see the “Derivatives” section.
Securities Lending.   A Fund may lend securities to brokers, dealers, other financial institutions and other eligible persons needing to borrow securities to complete certain transactions. A Fund that engages in securities lending remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. However, it does not have the right to vote on securities while they are on loan. A Fund has the right to terminate a securities loan at any time, including in order to vote proxies that the Adviser or Sub-Adviser has determined are material to the Fund’s interests. If a Fund terminates a securities loan, it will forgo any income on the loan after the termination. A Fund has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. There can be no assurance that securities will be returned following termination in time to permit the Fund to vote proxies for the returned securities.
Collateral for securities loans must be maintained in the form of cash or U.S. government or agency securities with a value equal to at least 102% (or 105%, as applicable) of the current market value of the securities loaned (other than in the case of U.S. Treasury securities, where the value of posted collateral must equal the lesser of 102% of the loaned securities’ current market value or 100% of the loaned securities’ par value). If the collateral consists of cash, a Fund will be contractually required to reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment, which could reduce reinvestment earnings on the cash collateral. If the collateral consists of securities, the borrower will be contractually required to pay a Fund a loan premium fee. A Fund may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of a Fund derived from lending the Fund’s securities. Should the borrower of securities fail financially, a Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Fund’s loans are concentrated with a single borrower or a limited number of borrowers. A Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments, such as government money market funds and repurchase agreements.
Subject to the terms of the Trust’s securities lending agreement with the Lending Agent, the Lending Agent is contractually required to indemnify the Funds participating in the securities lending program against a borrower’s insolvency or default in performing its obligations under a securities loan. Nevertheless, the Funds remain subject to counterparty risk in connection with securities loans, including the risk that the Lending Agent’s indemnity may not be available or the Lending Agent may be unable to perform its obligations under the indemnification arrangement.
Short Sales.   Certain of the Funds may enter into a short sale. A “short sale” is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Adviser (or by the Fund’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Funds will incur transaction costs in effecting short sales.
A Fund may, but is not required to, engage in short sales that are “covered”. In a covered short sale, a Fund either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets
54

that the Adviser determines to be liquid in accordance with procedures established by the Fund’s Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or an acceptable price.
A Fund must comply with Rule 18f-4 with respect to its short sale borrowings, which are considered Derivatives Transactions under the rule. For more information about these practices, see the “Derivatives” section.
Short-Term Investments.   Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment generally is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which a Fund may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. A Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions. For cash management purposes, a Fund also may invest in money market funds, including money market funds managed by the Adviser. Generally, these investments offer less potential for gains than other types of investments.
Small Company Securities and Micro-Cap Company Securities.   Investing in securities of small companies may involve greater risk than investing in better known, larger companies since securities of smaller companies may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than larger, more established ones, and smaller companies may be dependent for management on one or a few key persons.
Micro-capitalization companies represent the smallest sector companies based on market capitalization. Micro-capitalization companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-capitalization companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-capitalization companies also may be more susceptible to setbacks or economic downturns. Micro-capitalization securities are generally subject to the same risks as small-capitalization securities. However, micro-capitalization securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.
Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable.
Structured Products.   A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued
55

by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Credit-Linked Securities.   Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Commodity-Linked Notes.   Commodity-linked notes are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index that is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes are also subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.
Exchange-Traded Notes (ETNs).   ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indices, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value
56

of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.
Structured Notes.   Structured notes are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.
Swaps.   Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.
With respect to swaps, if the underlying reference asset is a broad-based security index (generally, an index of securities having at least 10 component issues), the instrument will generally be classified as a swap, which means that it is fully subject to CFTC jurisdiction. If the underlying reference asset is a narrow-based security index (generally, an index of securities having nine or fewer component issues), the instrument will generally be classified as a “security-based swap,” which is subject to the antifraud, antimanipulation and insider trading jurisdiction of the SEC. However, if the parties to the transaction or a third-party created the underlying index, and the transaction’s governing documents permit substitution of the component stocks comprising the index, the index would always be deemed narrow-based, even if it had 10 or more component securities at all times, and even if no actual substitution of component stocks were made. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.
57

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.
A Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). A Fund may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Fund may only enter into swap transactions where its Adviser or Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.
Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Fund’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Fund at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.
The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Fund’s Adviser or Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including implementing regulations adopted under the Dodd-Frank Act, will adversely affect a Fund’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the SEC, the CFTC and banking
58

regulators that require a Fund to post margin on OTC swaps. The CFTC and banking regulators require posting of initial margin if a Fund has a “material swaps exposure,” and meets a minimum margin threshold of $50 million. Clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. The SEC requires posting of initial margin once a Fund meets a minimum margin threshold of $50 million regardless of “material swaps exposure.” These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
A Fund may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).
Inflation swaps into which a Fund may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.
Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.
Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.
An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
A Fund also may enter into credit default swap agreements or invest in indices of credit default swaps (CDX). The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Fund generally must
59

pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Fund would effectively add leverage because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund may value the credit default swap at its notional amount in applying certain of the Fund’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions.
CDX indices are benchmark indices made up of credit default swaps that have been issued by North American and emerging market companies. The indices are currently rebalanced every six months. A CDX index is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade, or emerging markets) and provide an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow a Fund to obtain the same investment exposure as entering into an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure.  Investment in a CDX index is susceptible to illiquidity risk, counterparty risk, and credit risk, and other risks associated with credit default swap agreements, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.
A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
By entering into a CFD, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Fund’s shares, may be reduced.
A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its swap and security-based swap transactions, which are considered Derivatives Transactions under the rule. For more information about these practices, see the “Derivatives” section.
Time and Demand Deposits.   Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. A Fund may invest in fixed
60

time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.
Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.
Temporary Investment.   If a Fund believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of its assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this SAI, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.
U.S. Government Securities.   U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (e.g., securities issued by Fannie Mae or Freddie Mac); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.
U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time.
61

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Both S&P (in August 2011) and Fitch (in August 2023) have downgraded their long-term sovereign credit ratings on the U.S. from “AAA” to “AA+”. A further downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Variable Rate Notes.   The commercial paper obligations a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. There are no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.
Warrants.   Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.
Zero-Coupon Bonds and Payment in-Kind Bonds.   Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Fund that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Portfolio Turnover.   The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies
62

of the Adviser or, if the Fund hires a sub-adviser, the sub-adviser or when one sub-adviser replaces another, necessitating changes in the Fund it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, within and outside the control of a fund, the Adviser and a sub-adviser, as applicable, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Fund, the Adviser and a sub-adviser, as applicable, investment strategy changes, changes in the Adviser’s or a sub-adviser’s investment outlook or changes in a sub-adviser managing the Fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Fund and its shareholders. A Fund’s Adviser or sub-adviser, as applicable, will consider the economic effects of portfolio turnover but generally will not treat a Fund’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or a sub-adviser, as applicable, believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Fund are made by the Adviser or a sub-adviser, as applicable, independently. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Fund are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Fund’s Prospectus.
Portfolio Holdings Disclosure Policy
The 1290 Funds (the “Trust”) has adopted this Portfolio Holdings Disclosure Policy (the “Policy”) to govern the disclosure of the portfolio holdings of each Fund. It is the policy of the Trust to protect the confidentiality of material, non-public information about each Fund’s portfolio holdings and to prevent the selective disclosure of such information.
Each Fund will publicly disclose its holdings in accordance with regulatory requirements in filings with the SEC, including the annual and semi-annual reports to shareholders which are transmitted to shareholders within 60 days after the end of each fiscal year and fiscal half-year, respectively, for which the reports are made, and filed with the SEC on Form N-CSR within ten days after the reports are transmitted to shareholders. Monthly portfolio holdings reports on Form N-PORT are filed with the SEC within 60 days after the end of each fiscal quarter, and each Fund’s complete portfolio holdings as of its first and third fiscal quarter ends are made publicly available 60 days after the end of each quarter. Reports on Forms N-CSR and N-PORT are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semi-annual reports to shareholders are also available without charge on its website at www.1290funds.com.
The Trust generally makes publicly available top portfolio holdings (typically, each Fund’s top fifteen (15) holdings) on a quarterly basis at the following website: www.1290Funds.com. Copies of such information are also available upon request to the 1290 Funds. Except as noted below, all such information generally is released with a 15-day lag time, meaning the top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 15th day following such quarter-end.
The Trust, through the Adviser, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. There are ongoing arrangements with the Sub-Administrator (JPMorgan Chase Bank, N.A.), the Custodian (JPMorgan Chase Bank, N.A.), execution management services provider (Neovest, Inc.), certain third-party data services (Bloomberg PLC), website hosting services (ALPS Funds Services Inc.), and mutual fund evaluation services (Morningstar, Inc.). Each of these third parties receives portfolio holdings information at month end, with the exception of JPMorgan Chase Bank, N.A., Neovest, Inc. and Bloomberg PLC which receive such information daily. Each of these third parties, either by explicit agreement or by virtue of its respective duties to the 1290 Funds, is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.
In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Fund to service providers that have contracted to provide services to the 1290 Funds, and other organizations, which may include, but are not limited to: Equitable Financial Life Insurance Company; the Adviser; transition managers; the independent registered public accounting firm, PricewaterhouseCoopers LLP; counsel to the Funds or the non-interested trustees of the 1290 Funds (K&L Gates LLP, and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; peer analysis services; performance review services (eVestment Alliance); back office services (SunGard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (GTA Babelfish, LLC, FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services
63

or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over-the-counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Funds; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401k administrator (Fidelity); tax services (PricewaterhouseCoopers LLP, Deloitte); and liquidity risk management services (BlackRock, Inc.). The entities to which each Fund voluntarily provides portfolio holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.
On a case-by-case “need to know” basis, the 1290 Funds’ Chief Financial Officer or Vice President, subject to the approval of the Adviser’s Legal and Compliance Group and the 1290 Funds’ Chief Compliance Officer (“CCO”), may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Fund shareholders. In all cases, the approval of the release of non-public portfolio holdings information by the Adviser’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Funds and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The 1290 Funds does not disclose its portfolio holdings to the media.
The Adviser is responsible for administering the release of portfolio holdings information with respect to the Funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of the Adviser’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the 1290 Funds, the Adviser or any other person in connection with their disclosure of portfolio holdings information.
The Adviser’s Legal and Compliance Group and the 1290 Funds’ CCO monitor and review any potential conflicts of interest between the Funds’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The 1290 Funds’ Board has approved this policy and determined that it is in the best interest of the Funds. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives from the 1290 Funds’ CCO quarterly reports regarding any violations or exceptions to this policy that were granted by the Adviser’s Legal and Compliance Group.
Management of the 1290 Funds
The Board of Trustees
The 1290 Funds’ Board is responsible for the overall management of the 1290 Funds and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the 1290 Funds who are responsible for administering the 1290 Funds’ day-to-day operations. The Trustees of the 1290 Funds are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. The address of each Trustee is c/o 1290 Funds, 1345 Avenue of the Americas, New York, New York 10105. The registered investment companies in the fund complex include EQ Advisors Trust and the 1290 Funds. All of the Trustees are also Trustees of EQ Advisors Trust.
64

The Trustees
Name and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from June 2014 to present; President from September 2023 to present	Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to present) of EIM II; Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (August 2023 to present) of EIM (as defined below); Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.	126	None.
Independent Trustees
Mark A. Barnard (1949)	Trustee	February 2017 to present	Retired. Previously, Managing Director – Private Investments, Howard Hughes Medical Institute,2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	126	None.
Michael B. Clement (1957)	Trustee	January 2019 to present	Professor of Accounting, University of Texas, from 1997 to 2002 and from 2004 to present (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023 to present.	126	New York Mortgage Trust
65

Name and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Donald E. Foley (1951)	Trustee	June 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	126	BioSig Technologies, Inc.; Wilmington Funds (12)
Patricia M. Haverland (1956)	Trustee	April 2022 to present	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	126	None.
Marcia Haydel*** (1962)	Trustee	January 2024 to present	Founding Partner and Managing Director, Performance Equity Management, 2005 to present; Portfolio Manager, General Motors Investment Management, 1999 to 2005; Vice President, Alliance Capital Management, 1998 to 1999.	126	None.
Kimberly Thompson Laughton*** (1963)	Trustee	January 2024 to present	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President — Mutual Funds enterprise from 2003 to 2005, and Vice President — Fixed Income enterprise from 1999 to 2002.	126	None.
H. Thomas McMeekin (1953)	Trustee	June 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	126	None.
66

Name and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Jeffery S. Perry (1965)	Trustee	April 2022 to present	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	126	Fortune Brands Innovations, Inc.; MasterBrand, Inc.
Gary S. Schpero (1953)	Chairman of the Board	Independent Trustee from June 2014 to present; Chairman of the Board from October 2017 to present; and Lead Independent Trustee from June 2014 to September 2017	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	126	Blackstone Funds (4)
Kathleen Stephansen (1954)	Trustee	January 2019 to present	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research - AIG Asset Management from 2010 to 2016.	126	None.
*
Affilliated with the Adviser.
**
Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 76 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.
***
Ms. Haydel and Ms. Laughton each served as a consultant to the Board from September 1, 2023, to December 31, 2023. Ms. Haydel and Ms. Laughton each began serving as a Trustee of the Trust effective as of January 1, 2024.
†
The registered investment companies in the fund complex include the Trust and EQ Advisors Trust. Mr. Joenk serves as Trustee, President and
67

Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such registered investment company.
Qualifications and Experience of the Trustees
In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the 1290 Funds and protecting the interests of each Fund’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the 1290 Funds is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the 1290 Funds in light of the 1290 Funds’ business activities and structure.
Interested Trustee
Steven M. Joenk —  Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the 1290 Funds and other registered investment companies, including other registered investment companies in the fund complex.
Independent Trustees
Mark A. Barnard —  Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Michael B. Clement —  Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Donald E. Foley —  Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Patricia M. Haverland —  Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, and has experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation.
Marcia Haydel —  Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Haydel served as a consultant to the Boards of Trustees of 1290 Funds and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.
Kimberly Thompson Laughton —  Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations. Prior to her election to the Board of Trustees of 1290 Funds, Ms. Laughton served as a consultant to the Boards of Trustees of 1290 Funds and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.
H. Thomas McMeekin —  Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and
68

organizations, and has multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Jeffery S. Perry —  Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, and multiple years of service on the boards of public and non-profit organizations and a college.
Gary S. Schpero —  Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.
Kathleen Stephansen —  Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm, and multiple years of service as a Trustee of the 1290 Funds and other registered investment companies in the fund complex.
Board Structure
The Board currently is comprised of eleven Trustees, ten of whom are not “interested persons” (as that term is defined in the 1940 Act) of the 1290 Funds (“Independent Trustees”). The Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.
The Board holds seven regular meetings each year to consider and address matters involving the 1290 Funds and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference or by telephone.
The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the 1290 Funds, the number of Funds offered by the 1290 Funds and the other registered investment companies in the fund complex, the number of Trustees overseeing the 1290 Funds and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the 1290 Funds’ business activities, manager of managers advisory structure and its offering as a retail investment product.
Risk Oversight
The management of various risks relating to the administration and operation of the 1290 Funds and its Funds is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the 1290 Funds or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the 1290 Funds and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the 1290 Funds and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the 1290 Funds and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to
69

eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the 1290 Funds and from other service providers. The Board requires senior officers of the 1290 Funds, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the 1290 Funds’ internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the 1290 Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the 1290 Funds’ CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the 1290 Funds’ compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Valuation Designee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the 1290 Funds’ primary service providers on a periodic or regular basis, including the 1290 Funds’ custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited.
Committees of the Board
The Audit Committee’s function is to oversee the 1290 Funds’ accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the 1290 Funds’ financial statements and the independent audit thereof, and act as a liaison between the 1290 Funds’ independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the 1290 Funds’ independent accountants and evaluates their independence; meets with the 1290 Funds’ independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the 1290 Funds’ financial statements and the 1290 Funds’ financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the 1290 Funds by the independent accountants. The Audit Committee held four meetings during the fiscal year ended October 31, 2023. Mr. Clement serves as the Chair of the Audit Committee.
The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the 1290 Funds’ CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the 1290 Funds’ CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the 1290 Funds’ compliance program. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee held five meetings during the fiscal year ended October 31, 2023. Mr. McMeekin serves as the Chair of the Governance Committee.
The Investment Committee’s function is to assist the Board in its oversight of Fund investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at the Adviser (or a sub-adviser, if hired) responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with portfolio managers during in-person or videoconference presentations made throughout the year. The Investment
70

Committee held five meetings during the fiscal year ended October 31, 2023 . Mr. Barnard, Mr. Foley and Ms. Stephansen serve as Co-Chairs of the Investment Committee.
Compensation of the Trustees
For services to the 1290 Funds and EQ Advisors Trust, each Independent Trustee receives an annual retainer of $435,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $165,000; the Chair of the Audit Committee receives an annual retainer of $40,000; the Chair of the Governance Committee receives an annual retainer of $55,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $40,000. Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The following table sets forth the aggregate compensation paid to the Trustees by the Trust and the total compensation paid by the Trust and the other registered investment companies that were part of the fund complex for the fiscal year ended October 31, 2023.
Trustee Compensation
for the Fiscal Year Ended October 31, 20231
Trustee	Aggregate Compensation from 1290 Funds	Pension or Retirement Benefits Accrued As Part of 1290 Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from 1290 Funds and Fund Complex Paid to Trustees[2]
Interested Trustee
Steven M. Joenk	$-	$-	$-	$-
Independent Trustees
Mark A. Barnard	$3,752	$-	$-	$475,000
Thomas W. Brock[3]	$3,436	$-	$-	$435,000
Michael B. Clement	$3,752	$-	$-	$475,000
Donald E. Foley	$3,752	$-	$-	$475,000
Patricia M. Haverland	$3,436	$-	$-	$435,000
Marcia Haydel[4]	$806	$-	$-	$100,000
Kimberly Thompson Laughton[4]	$806	$-	$-	$100,000
H. Thomas McMeekin	$3,871	$-	$-	$490,000
Jeffery S. Perry	$3,436	$-	$-	$435,000
Gary S. Schpero	$4,740	$-	$-	$600,000
Kathleen Stephansen	$3,752	$-	$-	$475,000
1
The compensation reported in this table reflects the compensation arrangements in effect during the fiscal year ended October 31, 2023.
2
The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 126 series of the three registered investment companies in the fund complex during the fiscal year ended October 31, 2023.
3
Retired from the Board effective December 31, 2023.
4
The compensation reported in this table reflects compensation received by Mses. Haydel and Laughton for serving as consultants to the Board during the period September 1, 2023 to December 31, 2023. Mses. Haydel and Laughton were elected to the Board effective January 1, 2024.
As of December 31, 2023, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, any sub-adviser of another affiliated fund or distributor of the 1290 Funds, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the 1290 Funds did not beneficially own shares of any Fund or of funds overseen in the same family of investment companies, except as set forth in the following table:
71

Trustee Ownership of Equity Securities as of December 31, 2023
Trustee	1290 Retirement 2020 Fund	1290 Retirement 2025 Fund	1290 Retirement 2030 Fund	1290 Retirement 2035 Fund	1290 Retirement 2040 Fund	1290 Retirement 2045 Fund	1290 Retirement 2050 Fund	1290 Retirement 2055 Fund
Interested Trustee
Steven M. Joenk	A	A	A	A	A	A	A	A
Independent Trustees
Mark A. Barnard	A	A	A	A	A	A	A	A
Michael B. Clement	A	A	A	A	A	A	A	A
Donald E. Foley	A	A	A	A	A	A	A	A
Patricia M. Haverland	A	A	A	A	A	A	A	A
H. Thomas McMeekin	A	A	A	A	A	A	A	A
Jeffery S. Perry	A	A	A	A	A	A	A	A
Gary S. Schpero	A	A	A	A	A	A	A	A
Kathleen Stephansen	A	A	A	A	A	A	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
Trustee	Aggregate Dollar Range of Equity Securities in All Funds Overseen in Family of Investment Companies*
Interested Trustee
Steven M. Joenk	E
Independent Trustees
Mark A. Barnard	C
Michael B. Clement	D
Donald E. Foley	C
Patricia M. Haverland	D
H. Thomas McMeekin	D
Jeffery S. Perry	C
Gary S. Schpero	C
Kathleen Stephansen	C
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
*
This column reflects information regarding ownership of equity securities issued by the series of the Trust. Effective January 1, 2023, the Trust is advised by EIM II and is no longer part of the same “family of investment companies” with EQ Advisors Trust, which is advised by EIM (as defined below), an affiliate of EIM II. The Trust and EQ Advisors Trust are, however, part of the same “fund complex.”
Ms. Marcia Haydel and Ms. Kimberly Thompson Laughton were elected to the Board of Trustees of the 1290 Funds effective January 1, 2024, and, therefore, they are not included in the foregoing tables.
72

The 1290 Funds’ Officers
No officer of the 1290 Funds, other than the Chief Compliance Officer, receives any compensation paid by the 1290 Funds. Each officer of the 1290 Funds is an employee of the Adviser. Some of the officers are also officers of other funds in the fund complex. The 1290 Funds’ principal officers are:
Name, Address and Year of Birth*	Position(s) Held With Fund**	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from June 2014 to present; President from September 2023 to present; and Chairman of the Board from June 2014 to September 2017
Chairman of the Board and Chief
Executive Officer (January 2023 to
present) and President (August 2023 to
present) of EIM II; Chairman of the
Board and Chief Executive Officer (May
2011 to present) and President (August
2023 to present) of EIM; Senior Vice
President and Chief Investment Officer
of AXA Financial, Inc. (April 2017 to
2019); and Chief Investment Officer
(April 2017 to present) and employee
(September 1999 to present) of
Equitable Financial.

Brian Walsh (1968)	Chief Financial Officer and Treasurer	June 2014 to present
Senior Vice President of EIM II (June
2022 to present); Director (February
2011 to present) and Senior Vice
President (May 2011 to present) of EIM;
and Signatory Officer (November 2021
to present) and employee (February
2003 to present) of Equitable Financial.

Joseph J. Paolo**** (1970)	Chief Compliance Officer and Vice President	June 2014 to present
Chief Compliance Officer and Vice
President of EIM II (June 2022 to
present); Chief Compliance Officer
(June 2007 to present) and Senior Vice
President (May 2011 to present) of EIM;
and Signatory Officer (November 2021
to present) and employee (June 2007
to present) of Equitable Financial.

Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	June 2014 to present
Executive Vice President and Chief
Investment Officer of EIM II (June 2022
to present); Executive Vice President
and Chief Investment Officer (June
2012 to present) and Director (May
2017 to present) of EIM; previously,
Senior Vice President of EIM (May 2011
to June 2012); and Signatory Officer
(November 2021 to present) and
employee (February 2001 to present) of
Equitable Financial.

Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	June 2014 to present
Senior Vice President and Deputy Chief
Investment Officer of EIM II (December
2022 to present); Senior Vice President
and Deputy Chief Investment Officer of
EIM (June 2012 to present), previously,
Vice President of EIM (May 2011 to
June 2012); and employee of Equitable
Financial (1999 to present).

James Chen (1968)	Vice President and Director of Risk	July 2022 to Present	Vice President of EIM II (June 2022 to present); Vice President of EIM (July 2022 to present); employee of Equitable Financial (2015 to present);
73

Name, Address and Year of Birth*	Position(s) Held With Fund**	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years
Aysha Pride (1988)	Vice President	July 2022 to Present	Vice President of EIM II (June 2022 to present); Vice President of EIM (July 2022 to present); employee of Equitable Financial (2014 to present).
Andrew Houston (1990)	Vice President	September 2022 to Present	Vice President of EIM II (June 2022 to present) Vice President of EIM (July 2022 to present); and employee of Equitable Financial (2017 to present).
James Kelly (1968)	Controller	June 2014 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (May 2011 to present); and employee of Equitable Financial (September 2008 to present).
Miao Hu (1978)	Vice President	June 2016 to present
Vice President of EIM II (December
2022 to present); Assistant Portfolio
Manager (May 2016 to present) and
Vice President (June 2016 to present) of
EIM; and employee of Equitable
Financial (November 2013 to present).

Kevin McCarthy (1983)	Vice President	September 2019 to present
Vice President of EIM II (June 2022 to
present); Assistant Portfolio Manager
(December 2018 to present) and Vice
President (July 2022 to present) of EIM;
and employee of Equitable Financial
(August 2015 to present).

Xavier Poutas (1977)	Vice President	June 2016 to present
Vice President of EIM II (December
2022 to present); Assistant Portfolio
Manager (May 2011 to present) and
Vice President (June 2016 to present) of
EIM; and employee of Equitable
Financial (August 2002 to present).

Shane Daly (1970)	Chief Legal Officer, Senior Vice President and Secretary	March 2023 to present	Executive Vice President, Secretary and General Counsel of EIM II and EIM (March 2023 to present); employee of Equitable Financial (2011 to present).
Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	March 2023 to present
Senior Vice President, Assistant
Secretary and Associate General
Counsel of EIM II and EIM (March 2023
to present); employee of Equitable
Financial (February 2019 to present);
and Managing Director and Managing
Counsel of The Bank of New York
Mellon (July 2014 to February 2019).

Cheryl Cherian (1979)	Vice President and Assistant Secretary	March 2023 to present	Employee of Equitable Financial (April 2019 to present); and Compliance Associate at Manifold Fund Advisors (November 2016 to March 2018).
Artemis Brannigan (1974)	Vice President	September 2019 to present
Vice President of EIM II (June 2022 to
present); Vice President of EIM (August
2019 to present); employee of
Equitable Financial (August 2019 to
present); and Director of Prudential
Financial (January 2016 to July 2019).

Helen Lai (1973)	Assistant Vice President	June 2016 to present	Employee of Equitable Financial (March 2013 to present).
74

Name, Address and Year of Birth*	Position(s) Held With Fund**	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years
Roselle Ibanga (1978)	Assistant Controller, Vice President and Anti-Money Laundering Compliance Officer	Assistant Controller from June 2014 to present; Vice President and Anti-Money Laundering Compliance Officer from January 2023 to present	Employee of Equitable Financial (February 2009 to present).
Lisa Perrelli (1974)	Assistant Controller	June 2014 to present	Employee of Equitable Financial (November 2002 to present).
Michelle Gallo (1973)	Assistant Controller	March 2023 to present	Employee of Equitable Financial (July 2013 to present).
Jennifer Mastronardi (1985)	Assistant Vice President	June 2014 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (April 2015 to present); and employee of Equitable Financial (February 2009 to present).
Helen Espaillat (1963)	Assistant Secretary	June 2014 to present
Assistant Vice President and Assistant
Secretary of EIM II (June 2022 to
present); Assistant Vice President and
Assistant Secretary of EIM (March 2015
to present); and employee of Equitable
Financial (July 2004 to present).

Lorelei Fajardo (1978)	Assistant Secretary	June 2016 to present	Employee of Equitable Financial (July 2013 to present).
Monica Giron (1976)	Assistant Secretary	July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).
*
The business address of each officer is 1345 Avenue of the Americas, New York, New York 10105.
**
The officers in the table above (except Roselle Ibanga in respect of her role as a Vice President and Anti-Money Laundering Compliance Officer of 1290 Funds) hold similar positions with EQ Advisors Trust, the other registered investment company in the fund complex.
***
Each officer is elected on an annual basis.
****
During the fiscal year ended October 31, 2023, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he served in that capacity, compensation in the amount of $290,000, of which the Trust paid $2,300.
As of January 31, 2024, the Trustees and officers of the 1290 Funds, as a group, owned beneficially less than 1% of the outstanding shares of each class of the 1290 Funds.
Control Persons and Principal Holders of Securities
As a “series” type of mutual fund, the 1290 Funds issues separate series of shares of beneficial interest with respect to each Fund. Each Fund resembles a separate fund issuing separate classes of stock.
See Appendix D to this SAI for a list of control persons and principal holders of securities of each Fund.
Investment Management and Other Services
The Adviser
Equitable Investment Management, LLC (“EIM II” or the “ Adviser”) currently serves as the investment adviser for each Fund. EIM II is an indirect, wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. EIM II is an investment advisory affiliate of Equitable Investment Management Group, LLC (“EIM”) which serves as the investment adviser to the series of one other investment company that is registered under the 1940 Act, and as the investment adviser for two private trusts that are exempt from such registration. Equitable Financial Life Insurance Company (“Equitable Financial”), which is a New York life insurance company and one of the largest life insurance companies in the U.S., is an indirect wholly owned subsidiary of Equitable Holdings. The principal offices of EIM II, Equitable Financial and Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.
75

The Adviser serves as the investment adviser of the 1290 Funds pursuant to an Investment Advisory Agreement with respect to the Funds (the “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the 1290 Funds, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the 1290 Funds’ governing documents and such Fund’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the 1290 Funds or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the 1290 Funds and its Funds; (ii) make recommendations to the Trustees of the 1290 Funds regarding the investment program of the 1290 Funds and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the 1290 Funds; and (iv) prepare and provide reports to the Trustees of the 1290 Funds on the impact of such strategic initiatives on the 1290 Funds and its Funds. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the 1290 Funds, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available.
The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the 1290 Funds such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the 1290 Funds of important developments materially affecting each Fund (or any portion of a Fund). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the 1290 Funds, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Funds for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the 1290 Funds’ administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the 1290 Funds, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the 1290 Funds, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services otherwise covered under the terms of a separate agreement between the Adviser and the 1290 Funds, in connection with the 1290 Funds’ preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the 1290 Funds, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the 1290 Funds or regulatory authorities; and all tax returns.
Under the Advisory Agreement, the Adviser also is required to furnish to the 1290 Funds, at its own expense and without remuneration from or other cost to the 1290 Funds, the following:
•  Office space, all necessary office facilities and equipment; and
•  Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions
•
related to and to be performed under the 1290 Funds’ contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or
76

•
related to the investment advisory services to be provided by any sub-adviser, if hired, pursuant to a sub-advisory agreement with the Adviser.
The Advisory Agreement also requires the Adviser (and its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the 1290 Funds who are affiliated with the Adviser or its affiliates. However, the Trust pays compensation of the CCO that the Adviser is not obligated to pay under the Advisory Agreement. Amounts paid by the Trust to the CCO during the last fiscal year are described above in the section entitled “The 1290 Funds’ Officers.”
The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the 1290 Funds in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the 1290 Funds under such Agreement.
The continuance of the Advisory Agreement, with respect to each Fund, must be specifically approved at least annually (i) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Trustees”) cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The Advisory Agreement with respect to each Fund may be terminated at any time, without the payment of any penalty, (i) by the Board, upon the vote of a majority of the Trustees, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the 1290 Funds. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).
Each Fund pays a fee to the Adviser for its services. The Adviser and the 1290 Funds have also entered into an expense limitation agreement with respect to certain Funds as set forth in the Prospectus (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its and its affiliates’ management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Funds are limited to the extent described in the “Management of the 1290 Funds — Expense Limitation Agreement” section of the Prospectus.
In addition to the management fees, the 1290 Funds pays all expenses not assumed by the Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the 1290 Funds’ Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the 1290 Funds or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the 1290 Funds who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general 1290 Funds expenses are allocated among and charged to the assets of the Funds of the 1290 Funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. As discussed in greater detail below under “The Distributor,” the Class A, T and R shares of each Fund may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.
The tables below show the fees paid by each Fund to the Fund’s investment adviser during the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the investment adviser after fee waivers and the third column shows the total amount of fees waived by the investment adviser and other expenses of each Fund assumed by the investment adviser pursuant to the Expense Limitation Agreement.
77

Fiscal Year Ended October 31, 2021
Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Retirement 2020 Fund	$64,314	$—	$137,253
1290 Retirement 2025 Fund	$116,272	$—	$150,364
1290 Retirement 2030 Fund	$40,926	$—	$131,389
1290 Retirement 2035 Fund	$62,011	$—	$135,296
1290 Retirement 2040 Fund	$25,449	$—	$128,227
1290 Retirement 2045 Fund	$40,417	$—	$133,137
1290 Retirement 2050 Fund	$29,017	$—	$129,144
1290 Retirement 2055 Fund	$24,828	$—	$128,662
Fiscal Year Ended October 31, 2022
Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Retirement 2020 Fund	$48,401	$—	$126,767
1290 Retirement 2025 Fund	$96,138	$—	$137,099
1290 Retirement 2030 Fund	$48,003	$—	$125,762
1290 Retirement 2035 Fund	$61,411	$—	$130,199
1290 Retirement 2040 Fund	$30,338	$—	$123,023
1290 Retirement 2045 Fund	$38,878	$—	$126,549
1290 Retirement 2050 Fund	$33,176	$—	$123,486
1290 Retirement 2055 Fund	$26,384	$—	$123,400
Fiscal Year Ended October 31, 2023
Fund	Management Fee	Management Fee Paid to Adviser After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement
1290 Retirement 2020 Fund	$38,831	$—	$126,214
1290 Retirement 2025 Fund	$83,575	$—	$133,596
1290 Retirement 2030 Fund	$46,461	$—	$127,176
1290 Retirement 2035 Fund	$53,138	$—	$129,923
1290 Retirement 2040 Fund	$32,492	$—	$126,010
1290 Retirement 2045 Fund	$40,038	$—	$127,739
1290 Retirement 2050 Fund	$38,983	$—	$127,733
1290 Retirement 2055 Fund	$27,458	$—	$126,530
78

The Funds currently do not have any sub-advisers. The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Fund’s assets to additional sub-advisers subject to approval of the 1290 Funds’ Board. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein, L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Fund, the Fund’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Fund would continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. The Adviser may be subject to certain conflicts of interest in connection with recommending the appointment and continued service of sub-advisers. The Adviser may also be subject to conflicts of interest in recommending or selecting sub-advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by sub-advisers. If an Affiliated Sub-Adviser serves as sub-adviser to a Fund, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the sub-advisory fees paid by the Adviser to the Affiliated Sub-Adviser. Since the Adviser pays fees to the sub-advisers from the management fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current sub-advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain sub-advisers or their affiliates under which the sub-advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one sub-adviser over another or a disincentive for the Adviser to recommend the termination of such sub-advisers. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with sub-advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of sub-advisers.
The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its affiliates). When recommending the appointment or continued service of a sub-adviser, consistent with its fiduciary duties, the Adviser relies primarily on qualitative and quantitative factors. In addition, the appointment and continued service of each sub-adviser is subject to the approval of the 1290 Funds’ Board, including a majority of the 1290 Funds’ Independent Trustees.
Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds to the extent applicable is attached in Appendix B.
Personal Trading Policies
The 1290 Funds, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. The Codes of Ethics of the 1290 Funds, the Adviser and the Distributor have been filed as exhibits to the 1290 Funds’ Registration Statement.
The Administrator
Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), Equitable Investment Management, LLC (the “Administrator”) provides the 1290 Funds with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the 1290 Funds. For these administrative services, each Fund pays the
79

Administrator an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable.
Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) to provide the 1290 Funds with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting services, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase a fee for these services.
Effective January 1, 2023, the Administrator became the Trust's administrator. During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively, the Funds paid the following fees to the Administrator and the prior administrator for the Funds for administrative services.
Fund	Administrative Fee Paid
	2021	2022	2023
1290 Retirement 2020 Fund	$30,035	$30,005	$30,000
1290 Retirement 2025 Fund	$34,882	$30,011	$30,000
1290 Retirement 2030 Fund	$30,017	$30,014	$30,000
1290 Retirement 2035 Fund	$30,030	$30,009	$30,000
1290 Retirement 2040 Fund	$30,011	$30,006	$30,000
1290 Retirement 2045 Fund	$30,017	$30,007	$30,000
1290 Retirement 2050 Fund	$30,014	$30,011	$30,000
1290 Retirement 2055 Fund	$30,013	$30,006	$30,000
The Distributor
The 1290 Funds has a distribution agreement with ALPS Distributors, Inc. (“ALPS”) (also referred to as the “Distributor”), under which it serves as Distributor for the 1290 Funds’ Class A, Class T, Class I and Class R shares. Effective March 1, 2017, Class C shares were re-designated Class T shares. ALPS’ address is 1290 Broadway #1100, Denver, CO 80203.
The 1290 Funds’ distribution agreement with respect to the Class A, Class T, Class I and Class R shares of the Funds (“Distribution Agreement”) has been approved by the 1290 Funds’ Board, including a majority of the Independent Trustees, with respect to each Fund. The Distribution Agreement will remain in effect from year to year provided its continuance is approved at least annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”) or any such related agreement, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Agreement and (ii) by vote of either a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the 1290 Funds, as applicable.
The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act Rule 12b-1 Distribution Plans pertaining to the Class A, Class T and Class R shares of the 1290 Funds.
Under the Rule 12b-1 Distribution Plans, each Fund is authorized to pay the Distributor an annual fee at the rate listed below of each Fund’s average daily net assets attributable to Class A, Class T and Class R shares. These fees are paid to compensate the Distributor for distributing each share class (i.e., rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares) and/or providing services to shareholders of each class, such as maintaining shareholder accounts for those classes. Activities and services contemplated under the Rule 12b-1 Distribution Plans include printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares.
Share Class	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
80

Share Class	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class T	0.25%
Class R	0.50%
The Board considered various factors in connection with its decision as to whether to approve each Rule 12b-1 Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plan necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plan to any other person relative to those of the 1290 Funds; (v) the effect of the Rule 12b-1 Distribution Plan on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the mutual fund industry; and (viii) the relationship of the Rule 12b-1 Distribution Plan to other distribution efforts of the 1290 Funds. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of the Funds and their respective shareholders, (2) facilitate distribution of the Funds’ shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.
Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that each Rule 12b-1 Distribution Plan is reasonably likely to benefit the 1290 Funds and the shareholders of the Funds. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan.
Pursuant to the Rule 12b-1 Distribution Plans, the 1290 Funds compensates the Distributor from assets attributable to the Class A, Class T and Class R shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale or servicing of these classes of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A, Class T and Class R shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution and servicing of Class A, Class T and Class R shares.
Each Rule 12b-1 Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the 1290 Funds with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under each Rule 12b-1 Distribution Plan and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to the Class A, Class T and Class R shares of the 1290 Funds; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class A, Class T and Class R shares of the 1290 Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Funds’ Class A, Class T and Class R shares; (d) obtaining information and providing explanations to wholesale and retail distributors of shares regarding the Funds’ investment objectives and policies and other information about the 1290 Funds and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Class A, Class T and Class R shares of the 1290 Funds; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A, Class T and Class R shares.
The Distributor may use its past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the 1290 Funds and/or support services that benefit shareholders, including payments of significant amounts made to intermediaries that provide those services. These services may include
81

sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from a sub-adviser, if applicable, of the Funds and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the shares and/or the sub-adviser respective Funds. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class T and Class R shares as described further below in “Compensation to Financial Intermediaries and Third-Party Broker-Dealers.”
The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each Fund on a continuous basis in all states in which the Fund or the 1290 Funds may, from time to time, be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any Fund.
Each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement that is entered into by the 1290 Funds with the Distributor of the Class A, Class T and Class R shares in connection with a Rule 12b-1 Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the 1290 Funds’ Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement, cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreement must be approved by the 1290 Funds’ Board or a majority of outstanding voting securities (as defined in the 1940 Act), and by a majority of Independent Trustees, by a vote cast in person (or as otherwise permitted under the 1940 Act) at a meeting called for the purpose of voting on the Distribution Agreement. In addition, each Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class A, Class T and Class R shares of a Fund at any time, without penalty, by vote of a majority of the outstanding Class A, Class T and Class R shares of the Fund, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement. Each Rule 12b-1 Distribution Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class A, Class T or Class R shares of any Fund without the approval of Class A, Class T or Class R shareholders of that Fund.
The table below shows the fees paid to ALPS by Class A shares, Class T shares, and Class R shares of each Fund, pursuant to the Rule 12b-1 Distribution Plans, for the fiscal year ended October 31, 2023.
Fund	Class A Distribution Fee Paid*	Class T Distribution Fee Paid*	Class R Distribution Fee Paid*	Total Distribution Fees Paid
1290 Retirement 2020 Fund	$—	$—	$—	$—
1290 Retirement 2025 Fund	$—	$—	$—	$—
1290 Retirement 2030 Fund	$—	$—	$—	$—
1290 Retirement 2035 Fund	$—	$—	$—	$—
1290 Retirement 2040 Fund	$—	$—	$—	$—
1290 Retirement 2045 Fund	$—	$—	$—	$—
1290 Retirement 2050 Fund	$—	$—	$—	$—
1290 Retirement 2055 Fund	$—	$—	$—	$—
*
Class A shares, Class T shares and Class R shares were not operational during the fiscal year ended October 31, 2023.
Class A shares of each Fund are subject to a maximum sales charge imposed on purchases of 5.50%. Class T shares of each Fund are subject to a maximum sales charge imposed on purchases of 2.50%.
Compensation to Financial Intermediaries and Third-Party Broker-Dealers
In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, the
82

Adviser (or any of its affiliates) and the Distributor may use their respective past profits or other resources, without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Funds and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of Fund shares and to pay incentives to market the Funds, to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table sections of the Prospectus.
Marketing Support Payments.   The Distributor or the Adviser and their affiliates may make payments to certain Dealers for marketing support services, including: providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.
Processing Support Payments.   The Distributor or the Adviser (and their affiliates) may make payments to certain Dealers that sell Fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor or the Adviser (and their affiliates) may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems or one-time payments for ancillary services, such as setting up funds on a Dealer’s mutual fund trading system.
Other Payments.   From time to time, the Distributor or the Adviser (or any of its affiliates) at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.
Subaccounting and Other Payments.   In addition to the payments described above, from time to time, the Funds and/or the Distributor may enter into arrangements with, and pay fees to, financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (i) establishing and maintaining investor accounts and records; (ii) recording investor account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to investors; (v) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (vi) transmitting investor transaction information; and (vii) providing information in order to assist the funds in their compliance with state securities laws.
The subaccounting fees the Funds generally pay are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors.
83

This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.
The Funds may also make other payments to Dealers that sell Fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.
For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.
Transfer Agency Services
SS&C GIDS, Inc. (“Transfer Agent”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency and Servicing Agreement (the “Transfer Agency Agreement”) with the 1290 Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the 1290 Funds, and the payment of dividends and other distributions payable by the Funds. Under the Transfer Agency Agreement, the Transfer Agent receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the 1290 Funds during the month.
Brokerage Allocation and Other Strategies
Brokerage Commissions
The Funds may be charged for securities brokers’ commissions, transfer taxes (if any) and similar fees relating to securities transactions. The Adviser seeks to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.
Investment company securities (not including securities of ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.
Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Funds may invest may be discounted for certain large domestic and foreign investors such as the Funds. A number of foreign banks and brokers will be used for execution of the Funds’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Fund for a fixed income security, the price paid by a Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.
The Adviser may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees and the Adviser, as appropriate, may cause the 1290 Funds to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the 1290 Funds in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the
84

services provided by a broker provide the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser or its affiliates may choose to execute futures transactions electronically.
The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Funds’ brokerage commissions may not benefit the Funds, while research services paid for with the brokerage commissions of other clients may benefit the Funds. The receipt of research services from brokers will tend to reduce the Adviser’s expenses in managing the Funds.
Securities or other investments held by a Fund may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a sub-adviser, if applicable, serves as an investment adviser, or held by the Adviser or a sub-adviser, if applicable, for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a sub-adviser, if applicable, during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
When the Adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In general, the Adviser and the sub-advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.
During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, respectively, the listed Funds paid the amounts indicated in brokerage commissions.
Fund	Brokerage Commissions Paid
	2021	2022	2023
1290 Retirement 2020 Fund	$532	$593	$224
1290 Retirement 2025 Fund	$832	$650	$638
1290 Retirement 2030 Fund	$500	$647	$220
1290 Retirement 2035 Fund	$325	$462	$302
1290 Retirement 2040 Fund	$94	$168	$131
1290 Retirement 2045 Fund	$333	$151	$242
1290 Retirement 2050 Fund	$94	$194	$224
1290 Retirement 2055 Fund	$80	$123	$172
85

Brokerage Transactions with Affiliates
To the extent permitted by law and in accordance with procedures established by the 1290 Funds’ Board, the 1290 Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates, including Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the sub-advisers. The 1940 Act generally prohibits the 1290 Funds from engaging in principal securities transactions with brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The 1290 Funds relies on exemptive relief from the SEC that permits a portion of a Fund that has multiple portions advised by different sub-advisers and/or the Adviser to engage in principal and brokerage transactions with a sub-adviser (or an affiliate of that sub-adviser) to another portion of the same Fund, subject to certain conditions. The 1290 Funds has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser do not exceed the usual and customary broker’s commission. In addition, the 1290 Funds will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the 1290 Funds will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or sub-advisers or their respective affiliates.
During the fiscal years ended October 31, 2021, October 31, 2022 and October 31, 2023, the Funds did not pay any amounts to affiliated broker-dealers of the Adviser, EIM, the Distributor, or Equitable Advisors.
Brokerage Transactions Relating to Research Services
For the fiscal year ended October 31, 2023, none of the Funds directed portfolio transactions to broker-dealers that also provided research services.
Investments in Regular Broker-Dealers
As of October 31, 2023, none of the Funds owned securities issued by their regular brokers or dealers (or by their parents).
Proxy Voting Policies and Procedures
Pursuant to the 1290 Funds’ Proxy Voting Policies and Procedures, the 1290 Funds has delegated the proxy voting responsibilities with respect to each Fund to the Adviser. To the extent a proxy proposal is presented with respect to an Underlying ETF, the Adviser’s Proxy Voting Committee will vote a Fund’s shares in the Underlying ETF in the best interest of the Fund and its shareholders.
The Adviser may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate. If the 1290 Funds’ CCO determines that an affiliated person of the Adviser has a potential material conflict, that affiliated person will not participate in the voting decision.
A description of the 1290 Funds’ proxy voting policies and procedures is included in Appendix C to this SAI. A description of the policies and procedures the 1290 Funds uses to determine how to vote proxies relating to portfolio securities also is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) on the 1290 Funds’ website at http://www.1290Funds.com and (2) on the SEC’s website at http://www.sec.gov.
Conflicts of Interest
The Adviser currently serves as the investment adviser and the administrator for 1290 Funds. Equitable Investment Management Group, LLC (“EIM”), an affiliate of the Adviser, currently serves as the investment adviser for the series of EQ Advisors Trust, an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser serves as the administrator for EQ Advisors
86

Trust. The Adviser and its affiliates (including EIM, Equitable Financial, Equitable Distributors, LLC, Equitable Holdings and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Funds and their shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and 1290 Funds have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Funds’ investment activities and affect their performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution support services to the Funds and earn fees from these relationships with the Funds. The Adviser and its Affiliates face conflicts of interest when the Funds select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Funds even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Funds, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts. The Adviser and its Affiliates also face conflicts of interest when the Funds select affiliated service providers because services provided by an affiliated service provider may not be equal to services that could be provided by an unaffiliated service provider.
The Adviser also could have a financial incentive to implement (or not to implement) certain changes to the Funds. For example, the Adviser may, from time to time, recommend a Fund combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Fund’s having a higher net advisory fee and/or administration fee payable to the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Fund after a restructuring could be higher than the profits derived from the fees payable to the Adviser by the Fund prior to the restructuring. The Adviser will further benefit to the extent that a Fund restructuring eliminates or reduces the Adviser’s obligations under an expense limitation arrangement currently in effect for a Fund. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Fund representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Fund. A Fund restructuring could increase the size of a Fund such that the Adviser and/or its Affiliates could redeem shares held in the Fund representing such seed money investments. Redeeming seed money from a Fund could enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Any recommendation to 1290 Funds’ Board of Trustees concerning a Fund combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Fund and its shareholders.
In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Funds’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Funds in various capacities. Such in-sourcing or outsourcing could give rise to additional conflicts of interest.
87

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Funds may directly or indirectly invest. Thus, it is likely that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, the Adviser and/or its Affiliates may have business dealings or arrangements with entities that are significant investors in, or have business relationships with, or provide services to Equitable Holdings, the Adviser’s publicly traded indirect parent company, and these entities could try to influence the Adviser’s and/or its Affiliates’ existing or other business dealings or arrangements. Furthermore, when Affiliates act in various commercial capacities in relation to the Funds, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Funds. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Funds.
The Adviser and/or its Affiliates also derive ancillary benefits from providing investment advisory, administration, shareholder servicing, and distribution support services to the Funds, and providing such services to the Funds could enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.
Subject to applicable law and regulations, a Fund may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Fund (including other Funds of 1290 Funds), may have an interest that potentially conflicts with the interests of the Fund. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and regulations also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.
The Adviser and/or an Affiliate also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Fund’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.
In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, could come into possession of information about certain markets and investments that, if known to the Adviser, could cause the Adviser to seek to dispose of, retain, or increase interests in investments held by a Fund, acquire certain positions on behalf of a Fund, or take other actions. The Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Fund. Such Affiliates could trade differently from the Funds potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.
88

Certain Conflicts Related to the Funds of Funds Structure
The Adviser’s selection of Underlying ETFs could have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Funds, which could influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying ETFs also could positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous waivers or payments made under the Expense Limitation Agreement.
Consistent with its fiduciary duties, the Adviser seeks to implement each Fund’s investment program in a manner that is in the best interest of that Fund and that is consistent with its investment objective, policies, and strategies.
Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients
The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, directly or indirectly, and could have an adverse impact on a Fund’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Funds, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Fund could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Funds. Other funds and accounts could buy or sell positions while a Fund is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Fund. A position taken by the Adviser and/or its Affiliates, on behalf of one or more other funds or accounts, could be contrary to a position taken on behalf of a Fund or could be adverse to a company or issuer in which a Fund has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Fund invests. As a result, the Adviser and/or its Affiliates could pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Funds have invested. In addition, the Adviser could pursue, or refrain from pursuing, on behalf of one or more of the Funds, class action litigation that may be adverse to the interests of certain of the Adviser’s Affiliates.
A Fund’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that could compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Funds. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Fund, the Adviser and/or its Affiliates could have an incentive to allocate more favorable trades to certain funds or accounts, including a Fund. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”). It is possible that a Fund could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.
In addition, the Adviser may restrict the investment policies or the design of a Fund or its investment decisions and activities on behalf of a Fund in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Funds). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the
89

Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions could impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser could be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Fund if the purchase would cause the Fund and its affiliated investors to exceed an applicable limit, or the Adviser could be required to sell securities or other instruments (that it might otherwise prefer that a Fund hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.
Shareholders also should be aware that 1290 Funds’ Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients, and may come into possession of information, that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Fund and could benefit the Adviser and/or its Affiliates. For example, 1290 Funds’ Chief Executive Officer serves as Chief Investment Officer for Equitable Financial, and certain of 1290 Funds’ other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of 1290 Funds’ Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the 1290 Funds.”
Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers
Certain service providers to the Funds (including accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers could be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of 1290 Funds could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or could potentially affect the Adviser in deciding whether to select or recommend such service providers to perform services for the Funds or terminate such service providers. These relationships also could have the appearance of affecting or could potentially affect the Adviser's and/or its Affiliates' fee negotiations as well as their investment decisions and activities, including on behalf of a Fund.
Certain Conflicts Related to Proxy Voting
The Adviser has implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of its clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser in respect of securities held by the Funds could have the effect of favoring the interests of the Adviser and/or its Affiliates and/or funds or accounts other than the Funds; provided, that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. Actual proxy voting decisions made by the Adviser in respect of securities held by the Funds also could have the effect of favoring the Adviser's and/or its Affiliates' other existing or potential business relationships (e.g., with investment advisers to Underlying ETFs). In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Funds. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser could vote differently than its Affiliates. Please see Appendix C to this SAI for 1290 Funds’ Proxy Voting Policies and Procedures.
90

Certain Conflicts Related to Securities Lending
Certain securities loan termination practices have the potential to benefit corporate shareholders and could have an adverse impact on a lending Fund. During the time a portfolio security is on loan, if the issuer of the security makes an interest or dividend payment, the borrower pays the lending Fund a substitute payment equal to any interest or dividends the lending Fund would have received directly from the issuer of the security had the Fund not loaned the security. When a lending Fund receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Fund to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals, or (ii) the dividends-received deduction in the hands of corporate shareholders. Please see the section of the SAI entitled “Taxation.” The Adviser has implemented processes to ensure that a Fund does not engage in securities loan termination practices that would cause the Fund to terminate a securities loan - and forgo any income on the loan after the termination - in anticipation of a dividend payment.
Certain Conflicts Related to Personal Securities Transactions
The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of 1290 Funds face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, and the Trustees of 1290 Funds could acquire material non-public information regarding individual securities in connection with their official duties. 1290 Funds, the Adviser (including in its capacity as the Administrator) and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.
Certain Conflicts Related to the Valuation of the Funds’ Investments
There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation of, the Funds’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Funds will inflate the value of the investments as well as the performance record of the Funds, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there could be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.
Certain Conflicts Related to Trade Errors and Other Operational Mistakes
Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Funds. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Fund. The Adviser or an Affiliate could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Fund and the Adviser or an Affiliate is responsible for compensating the Fund.
The Adviser’s policies and procedures require that all trade errors affecting a Fund’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Fund is prohibited. The Adviser will not use Fund assets to correct a trading error.
Certain Conflicts Related to Brokerage Transactions, including with Affiliates
To the extent permitted by applicable law and in accordance with procedures established by 1290 Funds’ Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including
91

Sanford C. Bernstein & Co., LLC, sub-advisers, brokers who are affiliates of such sub-advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the sub-advisers. A Fund’s portfolio managers may be able to select or influence the selection of the brokers that are used to execute securities transactions for the Fund. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with sub-advisers, or other financial or personal relationships, could create an incentive for a Fund’s portfolio managers, in the selection process, to favor certain brokers, including affiliated brokers. The Adviser seeks to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”
Certain Conflicts Related to Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser could have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders and remaining shareholders.
Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities
The code of ethics adopted by 1290 Funds and the Adviser contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers, or current or potential service providers or third-party vendors to the Funds or the Adviser or its Affiliates, which could have the appearance of affecting or could potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities could face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.
Purchase, Redemption and Pricing of Shares
Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.
Each Fund has four separate classes of shares: Class A, T, I and R shares. Each class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A and Class T shares are subject to an initial sales charge, (iii) Class A, Class T and Class R shares are subject to an ongoing distribution fee and service fee, (iv) the Class A, Class T and Class R shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (v) Class I shares are not subject to any sales charge or any distribution, account maintenance or service fee, (vi) the classes have separate exchange privileges, and (vii) the classes have separate conversion features. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for the purchase of shares is received by the 1290 Funds’ transfer agent, DST (the “Transfer Agent”), or approved financial
92

intermediaries. The sales charge may be imposed at the time of purchase (Class A and Class T shares) or may be deferred (Class A shares purchased in the amount of $1,000,000 or more if held for less than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.
Exemptions from Class A CDSC
No contingent deferred sales charge (“CDSC”) will be imposed when a shareholder redeems Class A shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or other distributions; (c) shares acquired by exchange from any Fund of the 1290 Funds where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) shares purchased in the amount of $1,000,000 or more if held for more than 12 months.
In determining whether the Class A CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund of the 1290 Funds although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.
Special Fiduciary Relationships
The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus. In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid, less the amount of the distribution fee with respect to such shares.
Services for Investors
For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.
Automatic Reinvestment Plan.
All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which all dividends and other distributions on their shares are automatically reinvested in shares of the same class of the distributing Fund(s), in each case at the net asset value per share computed on the record date of the distribution. The Automatic Reinvestment Plan may be terminated by participants or by the 1290 Funds at any time. No sales charge is applied upon reinvestment of distributions.
Automatic Bank Draft Plan.
An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $500 for Class A and Class T shares. Forms authorizing this service for eligible classes of shares are available from the 1290 Funds. The Automatic Bank Draft Plan is not available for Class R and Class I shares.
Letter of Intent Investments.
Any investor may execute a Letter of Intent covering purchases of Class A shares of a Fund, at the public offering price, to be made within a period of 13 months. A reduced sales charge may be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while
93

remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.
Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.
Systematic Withdrawal Plan.
Investors may elect a systematic withdrawal plan under which a fixed sum of at least $500 will be paid quarterly, semi-annually or annually. Investors must have at least $10,000 in their account to participate in the plan. Shares in the plan are held on deposit in non-certificate form, and any dividends from investment income and other capital gain distributions are invested in additional shares of the same class of the distributing Fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value and checks are mailed within five days of the redemption date. Such dividends and other distributions are subject to taxation. See the “Taxation” section of this SAI.
Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.
Exchange Privilege.
Shares of each Fund generally may be exchanged for shares of the same class of any other Fund of 1290 Funds.
The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount.
Shares of a Fund that are not subject to a CDSC will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a Fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” onto the holding period for the newly acquired shares of the other Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.
An exchange represents the redemption of shares of one Fund which may produce a gain or loss for federal income tax purposes, and the purchase of shares of another Fund.
Redemptions — General
Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of portfolio securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay. The 1290 Funds reserves the right to redeem an account at its option upon not less than 60 days’ notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.
94

Redemptions In Kind
The 1290 Funds’ organizational documents provide that it may redeem its shares in kind. The 1290 Funds has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90- day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the 1290 Funds at the beginning of such period. Securities distributed in kind are subject to market risk until sold and shareholders may incur brokerage or other costs and taxable capital gains when converting those securities to cash.
Determination of Net Asset Value
The 1290 Funds will offer and sell its shares for cash or securities at a price based on each Fund’s net asset value per share, which will be determined in the manner set forth below. Shares of a Fund will be issued to a shareholder upon receipt of consideration.
The net asset value of the shares of each class of each Fund normally will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Fund will be computed by dividing the sum of the investments held by that Fund applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Fund at such time. All expenses borne by each Fund and each of its classes will be accrued daily.
The net asset value per share of each Fund will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:
•
The assets belonging to each Fund will include (i) all consideration received by the 1290 Funds for the issue or sale of shares of that particular Fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Fund. General Items will be allocated in a manner or pursuant to procedures that the 1290 Funds’ Board considers fair and equitable.
•
The liabilities belonging to each Fund will include (i) the liabilities of the 1290 Funds in respect of that Fund, (ii) all expenses, costs, charges and reserves attributable to that Fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the 1290 Funds which are not readily identifiable as belonging to any particular Fund which have been allocated in a manner or pursuant to procedures that the 1290 Funds’ Board considers fair and equitable.
The value of each Fund is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the NYSE on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Fund would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Values are determined according to accepted accounting practices and all laws and regulations that apply. A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Generally, the assets of each Fund are valued as follows:
•
Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last quoted sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is
95

outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.
•
Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of the Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.
•
U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by an approved pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when the price of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.
•
Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or official closing price or, if there is no sale, at the latest available bid price.
•
Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
•
Mortgage-backed and asset-backed securities are valued at prices obtained from an approved pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.
•
Exchange traded options are valued at their last sale price or, if not available, the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.
•
Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.
•
Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.
•
Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
•
Centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided to the Funds by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used. Central counterparties and approved pricing services may utilize evaluation techniques including pricing models to provide pricing information.
•
Shares of open end mutual funds (other than ETFs) held by any Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
96

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The Adviser has developed a process to approve independent pricing services used by the Funds and to periodically review information provided by independent pricing services for all types of securities.
Pursuant to applicable law, the Board of Trustees of the 1290 Funds has designated the Adviser as the Funds' valuation designee. As the Funds' valuation designee, and subject to the Board's oversight, the Adviser is responsible for determining in good faith the fair value of Fund investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, the Fund may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. A Fund may also use these methods to value certain types of illiquid securities and instruments. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time a Fund’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that a Fund's net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair valuation of a Fund’s securities can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Taxation
Qualification for Treatment as a RIC
Each Fund is treated for federal tax purposes as a separate corporation. The 1290 Funds intends that each Fund will qualify (in the case of a Fund that had not completed a taxable year at the date of this SAI) or continue to qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.
To qualify or continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of (i) 90% of its investment company taxable income and (ii) 90% of its tax-exempt interest, if any (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments
97

with respect to securities loans and gains (without regard to losses) from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of a Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers a Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.
If a Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy one or more of the other requirements and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal income tax purposes it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who meet certain holding period requirements, those dividends would be taxable as “qualified dividend income” (as defined in the Prospectus) and thus subject to federal income tax at the rates for net capital gain — a maximum of 15% for a single shareholder with taxable income not exceeding $518,900 ($583,750 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2024 and will be adjusted for inflation annually thereafter. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
General Tax Treatment of Shareholders
Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.
If an investor buys shares shortly before the record date of a dividend or other distribution, the entire amount received will be taxable even though a part of the distribution is actually a return of part of the purchase price. This is called “buying a distribution.” There is no advantage to buying a distribution, because a Fund’s NAV per share is reduced by the amount of the distribution.
A shareholder’s basis in Fund shares will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) with respect to a redemption (including a redemption that is part of an exchange) of Fund shares may not be changed after the settlement date of the redemption.
98

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Distributions of a Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) as dividends to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In the case of such effectively connected income, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Exemptions from the 30% withholding tax are provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by a Fund with respect to its qualified net interest income or qualified short-term gain.
A non-U.S. shareholder should provide an applicable Form W-8 to claim any available treaty benefits. Foreign governments and certain types of foreign tax-exempt organizations that provide a properly completed Form W-8EXP would be exempt from the withholding tax.
Actual or deemed distributions of a Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Fund shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied.
A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends each Fund pays.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I intergovernmental agreement (“IGA”) with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have
99

one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
Shareholders will be advised annually on Forms 1099 as to the federal income tax character of distributions, if any, each Fund makes. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “return of capital”) of the distributions they have made during that year, which would result at that time in a Fund also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in the Forms 1099. Although those forms generally will be distributed in February of each year, a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “QPTP income.” Proposed regulations allow a Fund to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of QPTP income, but that pass-through is not currently available. As a result, an investor who invests directly in QPTPs will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in QPTPs currently will not.
Taxation of the Funds in General
Each Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as Qualifying Income.
Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which a Fund invests may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contract a Fund holds at the end of its taxable year must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual
100

sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a Fund allows a purchased call option to lapse, it will realize a capital loss. If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized), would be characterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if
101

the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Certain Funds may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC and of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on non-corporate shareholders’ “qualified dividend income” mentioned above.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.
Each Fund may elect to “mark-to-market” its stock in certain PFICs. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.
Certain Funds may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) inflation-indexed securities (in the case of such securities issued by the U.S. Treasury, on which principal is adjusted based on changes in the CPI-U). A Fund must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006
102

(“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
As noted above under “Qualification for Treatment as a RIC,” to so qualify a Fund must, among other things, derive at least 90% of its gross income for each taxable year from Qualifying Income (and income from QPTPs). Although Qualifying Income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the IRS issued a large number of private letter rulings (“PLRs”) (which a Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from commodity-linked notes, in which certain of the Funds may invest, is Qualifying Income; the IRS suspended the issuance of those PLRs in July 2011. In September 2016, the IRS issued a revenue procedure, which provides that the IRS will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” In 2017, the IRS revoked its commodity-linked notes PLRs. Accordingly, the IRS is not expected to issue future PLRs regarding the status of commodity-linked notes and the Funds’ existing investments in those notes might have to be liquidated.
Other Information
Delaware Statutory Trust.   The 1290 Funds is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the 1290 Funds, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in the 1290 Funds’ Agreement and Declaration of Trust (“Declaration of Trust”) and By-laws, as amended and restated. Every shareholder of the 1290 Funds, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.
Shareholder Liability.   Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the 1290 Funds or a Fund. However, the Declaration of Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the 1290 Funds or any Fund. The Declaration of Trust provides for indemnification from a Fund’s property for all losses and expenses of any Fund shareholder held personally liable for the obligations of that Fund or as a result of his or her being a shareholder (and not because of his or her acts or omissions or for some other reason). Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder
103

of a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.
Classes of Shares.   The Declaration of Trust provides that the Board may establish funds and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the funds and classes. The Board may, without shareholder approval, change any of those features, terminate any fund or class, combine funds with other funds of the 1290 Funds, combine one or more classes of a fund with another class in that fund or convert the shares of one class into shares of another class.
Each Fund consists of Class A shares, Class T shares, Class I shares and Class R shares. A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class A, Class T, Class I and Class R shares will differ.
Voting Rights.   The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares of the 1290 Funds will be voted in the aggregate, except when a separate vote of a Fund is required by law or when a matter involves any action that the Board of Trustees has determined will affect only the interests of one or more Funds or classes.
Shareholder Meetings.   The 1290 Funds does not hold annual meetings. Shareholders of record of no less than two-thirds of the total combined net asset value of all issued and outstanding shares of the 1290 Funds may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting may be called to vote on the removal of a Trustee at the written request of holders of at least 10% of the outstanding shares of the 1290 Funds.
Class-Specific Expenses.   Each Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.
Derivative and Direct Actions.   The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. The Declaration of Trust provides that, prior to bringing a derivative action, a demand by no fewer than three unaffiliated and unrelated shareholders must first be made on the Trustees prior to bringing a derivative action. The Declaration of Trust details information and undertakings that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in their request by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Funds or classes to which such action relates if it does not relate to all Funds and classes. The Declaration of Trust provides that the Trustees must be afforded a reasonable amount of time to consider a shareholder request and to investigate the basis of the claim. The Declaration of Trust further provides that the Trustees are entitled to retain counsel or other advisors in considering the merits of a shareholder request and may require an undertaking by the shareholders making a request to reimburse the Trust or the applicable Funds for the expense of any such advisors in the event that the Trustees determine not to bring the derivative action.
The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Fund or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Fund or class, generally.
104

A shareholder bringing a direct claim must be a shareholder of the Fund or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The Declaration of Trust also requires that direct or derivative actions by shareholders against the 1290 Funds be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that shareholders irrevocably consent to the jurisdiction of such courts and irrevocably waive, to the fullest extent permitted by law, any objection they may have to the laying of venue of any such actions in such courts. The Declaration of Trust further requires that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. The Declaration of Trust further provides that no provision of the Declaration of Trust is effective to waive rights or limit the ability of a person to bring or make claims under the 1940 Act, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Trustees of the Trust.   The Declaration of Trust provides that the Trustees shall have all powers necessary to manage the business of the Trust. The Declaration of Trust provides that the Trustees and officers of the Trust shall have only the duties, including fiduciary duties, and obligations expressly provided by the terms of the Declaration of Trust, except as required by mandatory provisions of applicable federal law, including the 1940 Act, and no implied duties or obligations shall be read into the Declaration of Trust against the Trustees and officers of the Trust. The Declaration of Trust further provides that no Trustee or officer of the Trust shall be liable to the Trust or a shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trustees shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by any person as to matters the Trustees reasonably believe are within the person’s professional or expert competence. The Declaration of Trust further provides that the provisions of Section 3540 of Title 12 of the Delaware Code and any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts shall not be applicable to the Trust, the Trustees or the Declaration of Trust or any shareholders, to the extent such provisions relate to or regulate, among other things, the establishment of fiduciary or other standards or liabilities of trustees or officers that are inconsistent with the limitations or liabilities of the Trustees or officers set forth or referenced in the Declaration of Trust. No provision of the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of the Trustees or officers shall apply to or in any way limit the duties or liabilities of such persons with respect to matters arising under the federal securities laws.
Books and Records of the Trust.   The Declaration of Trust provides that no shareholder shall have any right to inspect any books, records or other documents of the Trust or any Fund that are not publicly available, except (1) as conferred by the Trustees in their sole discretion and (2) that, upon reasonable demand for a purpose reasonably related to the shareholder’s ownership interest in a Fund and subject to such reasonable standards (including standards governing at what time and location and whose expense the information is made available for inspection) as may be established by the Trustees, a shareholder may inspect the current list of the name and last known address of each record owner of shares of the Fund of which the shareholder holds shares.
Amendments to the Declaration of Trust.   The Declaration of Trust provides that no vote or consent of any shareholder shall be required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.
Additional Information.   No Fund is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Fund or any other person or entity regarding the advisability of investing in investment companies generally or in any Fund particularly or the ability of any index to track corresponding stock market performance. Indices are determined, composed and calculated by third parties without regard to any Fund or the issuer or owners of a Fund or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Fund or any other person or entity into consideration in determining, composing or calculating indices. Further, no third party
105

index provider has any obligation or liability to the issuer or owners of any Fund or any other person or entity in connection with the administration, marketing or offering of a Fund.
Third party index providers shall obtain information for inclusion in or for use in the calculation of indices from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Funds, owners of the Funds, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Other Services
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the 1290 Funds’ independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the 1290 Funds. In addition to providing audit services, PwC assists in the preparation and/or review of the 1290 Funds’ federal and state income tax returns.
Custodian
JPMorgan Chase, 4 Chase Metrotech Center, 16th Floor, Brooklyn, New York 11245, serves as custodian of the 1290 Funds’ portfolio securities and other assets. Under the terms of the custody agreement between the 1290 Funds and JPMorgan Chase, JPMorgan Chase maintains cash, securities and other assets of the Funds. JPMorgan Chase is also required, upon the order of the 1290 Funds, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the 1290 Funds. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.
Transfer Agent
SS&C GIDS, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, serves as the transfer agent and dividend disbursing agent for the 1290 Funds.
Securities Lending Agent
JPMorgan Chase also serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a securities lending agreement entered into between the 1290 Funds, on behalf of the Funds, and JPMorgan Chase (“Securities Lending Agreement”).
The services provided by JPMorgan Chase include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Fund’s relevant account; (8) at the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Fund’s securities lending activities.
JPMorgan Chase is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. See Appendix E for a table setting forth, for the fiscal year ended October 31, 2023, the gross income received by a Fund from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by a Fund from securities lending activities.
106

Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the 1290 Funds.
Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Independent Trustees of the 1290 Funds.
Financial Statements
The Financial Statements for the fiscal year ended October 31, 2023, including the financial highlights, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the 1290 Funds, as indicated in its report with respect thereto, and appear in the 1290 Funds’ Annual Report to Shareholders, filed electronically with the SEC on January 3, 2024 (File No. 811-22959), and are incorporated by reference and made a part of this document.
107

Appendix A
Ratings of Corporate Debt Securities
DESCRIPTION OF COMMERCIAL PAPER RATINGS
S&P’s ratings are as follows:
•
A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong or, where the obligation is rated A-1+, extremely strong.
•
Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
•
Issues or issuers rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
•
Issues or issuers rated B are regarded as vulnerable and have significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitments on the obligation but faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
•
Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.
•
The D rating is used when a short-term obligation is in default or in breach of an imputed promise. The D rating will also be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
Moody’s ratings are as follows:
•
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or supporting institutions rated Prime-1 have a superior ability to repay short-term obligations.
•
Issues or supporting institutions rated Prime-2 (P-2) have a strong ability to repay short-term obligations.
•
Issues or supporting institutions rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.
•
Issues or supporting institutions rated Not Prime (NP) do not fall within any of the above Prime rating categories.
Fitch’s ratings are as follows:
•
Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.
•
Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.
•
Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.
•
Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
•
Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•
RD typically applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
•
D indicates a broad-based default event for an entity or the default of a specific short-term obligation.
DESCRIPTION OF BOND RATINGS
Bonds are considered to be “investment grade” if they are in one of the top four ratings.
S&P’s ratings are as follows:
•
Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
•
The obligor of a bond rated AA has a very strong capacity to meet its financial commitments on the obligation.
•
The obligor of a bond rated A has a strong capacity to meet its financial commitments on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
•
Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
•
Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
•
Bonds rated BB are less vulnerable to nonpayment than other speculative issues but face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
•
Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
•
Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
•
Bonds rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
•
Bonds rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
•
Bonds rated D are in default or in breach of an imputed promise. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s ratings are as follows:
•
Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

•
Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.
•
Bonds which are rated A are to be considered as upper-medium grade obligations and are subject to low credit risk.
•
Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.
•
Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
•
Bonds which are rated B are considered speculative and subject to high credit risk.
•
Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
•
Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.
•
Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally, a “hyb” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Fitch ratings are as follows:
•
AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.
•
AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.
•
A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.
•
BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.
•
BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
•
B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are currently being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•
CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.
•
CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.
•
C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•
RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.
•
D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.
PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Appendix B
Portfolio Manager Information
Equitable Investment Management, LLC (“EIM II” or the “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Retirement 2020 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Retirement 2025 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.80 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.80 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Retirement 2030 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Retirement 2035 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Retirement 2040 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
1290 Retirement 2045 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	0	$0	0	$0	0	$0
B-1

Equitable Investment Management, LLC (“EIM II” or the “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2023.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 Retirement 2050 Fund
Kenneth T. Kozlowski	125	$141.37 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Alwi Chan	125	$141.37 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Xavier Poutas	52	$71.61 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
1290 Retirement 2055 Fund
Kenneth T. Kozlowski	125	$141.38 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Alwi Chan	125	$141.38 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Xavier Poutas	52	$71.62 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Miao Hu	47	$55.81 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Kevin McCarthy	47	$55.81 B	6	$207.25 B	0	$0	$0	0	$0	0	$0	0
Description of any Material Conflicts
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.
In addition, certain registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser or an affiliate serves as the investment adviser and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain funds that are not “funds of funds”. None of these funds or allocated portions is subject to an advisory fee that is based on the performance of the fund or allocated portion. Given the structure of these funds and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these funds or allocated portions, subject to the potential conflicts of interest that may arise in connection with his or her management of the Funds, on the one hand, and the other funds and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.
Compensation as of October 31, 2023
Because each Portfolio Manager serves as officer and employee of the Adviser and their respective roles are not limited to serving as the portfolio manager of the Funds and other accounts they manage their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research.
B-2

Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.
Ownership of Shares of the Funds as of October 31, 2023
Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
1290 Retirement 2020 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 Retirement 2025 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 Retirement 2030 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 Retirement 2035 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 Retirement 2040 Fund
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 Retirement 2045 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas			X
Miao Hu	X
Kevin McCarthy	X
B-3

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
1290 Retirement 2050 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
1290 Retirement 2055 Fund
Kenneth T. Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
B-4

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

Each Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interest of the Trust. The following policies and procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, “EIM”) serve as the investment advisers to each series of the Trusts (each, a “Portfolio”, and together, the “Portfolios”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. EIM, through its Proxy Voting Committee, is responsible for monitoring and administering the Program. Equitable Investment Management, LLC (“Administrator”) serves as the administrator of the Trusts and is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trusts, and thus assists in monitoring compliance with applicable requirements pursuant to these Policies and Procedures.

A.	Sub-Advised Portfolios

EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including the day-to-day research and stock selection for each sub-advised Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical.

B.	“Fund-of-Funds Portfolios”

EIM provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the policies and procedures set forth in Section III below.

III.	EIM’S PROXY VOTING POLICIES AND PROCEDURES

EIM has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that its proxy voting policies and procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio

C-1

(whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.	Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios.

a.

With respect to voting proxies of Underlying Unaffiliated Funds and Underlying ETFs where a Portfolio, and other members of its “advisory group” (as defined in Rule 12d1-4 under the Investment Company Act of 1940) in the aggregate (i) hold more than 25% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF aasa result of a decrease in the outstanding voting securities of the acquired fund, or (ii) hold more than 10% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF that is a registered closed-end management investment company or business development company, each member of such “advisory group” will vote its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Underlying Unaffiliated Fund or Unaffiliated ETF are required by the rule or otherwise under Section 12(d)(1) to vote such securities in the same proportion as the vote of all other holders of such securities, the Portfolio will seek instructions from its security holders with regard to the voting of all proxies with respect to such Underlying Unaffiliated Fund or Underlying ETF securities and vote such proxies only in accordance with such instructions.

b.

With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs in all other circumstances, and certain Sub-Advised Portfolios as described in Section III. D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM, with the assistance of Administrator, may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

C-2

b.

If an issuer is based in a country that requires “share blocking,”[1] EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

1.	EIM will include a description of these procedures in each Trust’s Registration Statement.

2.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of EIM’s and Administrator’s Legal and Compliance Department (“Legal and Compliance”).

3.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

D.

Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E.	EIM and Administrator will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: EIM and Administrator must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If EIM or Administrator becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of Legal and Compliance. If the CCO and/or Legal and Compliance determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

•

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

C-3

•

Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that EIM may vote differently than Equitable.

3.

Voting Guidelines: EIM, with the assistance of Administrator, may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (“ISS”), a provider of proxy voting services. ISS provides voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee, with the assistance of Administrator, will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

The EIM and Administrator Compliance Department (“Compliance”) will conduct a due diligence review of any proxy voting service (“Proxy Service”) engaged by EIM or Administrator to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM or Administrator will require the Proxy Service to update EIM or Administrator, as applicable, on

C-4

an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM or Administrator becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

4.

Record Retention and Inspection: EIM, or Administrator on EIM’s behalf, will maintain all documentation associated with its proxy voting decisions. Compliance is responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	DUE DILIGENCE AND COMPLIANCE PROGRAM

EIM, with the assistance of Administrator, will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios, EIM, with the assistance of Administrator, will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts, EIM, and Administrator, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable

C-5

laws and regulations. The Sub-Adviser must provide to the Trusts, EIM, and Administrator such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts, EIM, or Administrator may reasonably request.

VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

EIM and Administrator, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM and Administrator (including, at their option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

The Proxy Voting Committee is responsible for monitoring and administering the Program. The Proxy Voting Committee is composed of EIM’s and Administrator’ CCO, officers of EIM and Administrator, and/or members of EIM’s or Administrator’s (as applicable) Investment Management Services, Legal and Compliance, , or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARD OF TRUSTEES

EIM, with the assistance of Administrator, will periodically (but no less frequently than annually) report to the Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ portfolio securities: 2) the proxy voting record of EIM with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of EIM with respect to the portfolio securities of any Sub-Advised Portfolio for which EIM has assumed proxy voting responsibility. In addition, if a material conflict of interest was reported to the CCO and/or the Legal and Compliance during the previous quarter and it was determined that a material conflict of interest did exist, EIM, with the assistance of Administrator, will report such material conflict of interest to the Board of Trustees at the next quarterly meeting. EIM, with the assistance of Administrator, will also provide the Board of Trustees with any other information requested by the Board.

The CCO’s annual written compliance report to the Board of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust (“EQAT”) Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by EQ Premier VIP Trust (“VIP”) Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

C-6

Policies of EQAT and 1290 Funds Combined: July 14, 2014

Revised: April 12-13, 2017

Policies of EQAT, VIP and 1290 Funds Combined: July 18-20, 2017

Revised: September 26, 2019

Revised: December 15, 2020

Revised: August 2021

Revised: December 2021

Revised: January 2023

Revised: November 2023

C-7

U N I T E D S T A T E S Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2024 Published early January, 2024 WWW.ISSGOVERNANCE.COM

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	2 of 90

C-9

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	3 of 90

C-10

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	4 of 90

C-11

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	5 of 90

C-12

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	6 of 90

C-13

UNITED STATES Proxy Voting Guidelines

WWW.ISSGOVERNANCE.COM	7 of 90

C-14

UNITED STATES Proxy Voting Guidelines

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. — incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S. — incorporated, U.S. — listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers — which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) — are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) — which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

•	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases — including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

WWW.ISSGOVERNANCE.COM	8 of 90

C-15

UNITED STATES Proxy Voting Guidelines

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

WWW.ISSGOVERNANCE.COM	9 of 90

C-16

UNITED STATES Proxy Voting Guidelines

ISS Classification of Directors — U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

WWW.ISSGOVERNANCE.COM	10 of 90

C-17

UNITED STATES Proxy Voting Guidelines

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

WWW.ISSGOVERNANCE.COM	11 of 90

C-18

UNITED STATES Proxy Voting Guidelines

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

WWW.ISSGOVERNANCE.COM	12 of 90

C-19

UNITED STATES Proxy Voting Guidelines

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

WWW.ISSGOVERNANCE.COM	13 of 90

C-20

UNITED STATES Proxy Voting Guidelines

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

WWW.ISSGOVERNANCE.COM	14 of 90

C-21

UNITED STATES Proxy Voting Guidelines

•	The board failed to act on takeover offers where the majority of shares are tendered; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

WWW.ISSGOVERNANCE.COM	15 of 90

C-22

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

WWW.ISSGOVERNANCE.COM	16 of 90

C-23

UNITED STATES Proxy Voting Guidelines

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the

WWW.ISSGOVERNANCE.COM	17 of 90

C-24

UNITED STATES Proxy Voting Guidelines

submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

WWW.ISSGOVERNANCE.COM	18 of 90

C-25

UNITED STATES Proxy Voting Guidelines

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

WWW.ISSGOVERNANCE.COM	19 of 90

C-26

UNITED STATES Proxy Voting Guidelines

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

WWW.ISSGOVERNANCE.COM	20 of 90

C-27

UNITED STATES Proxy Voting Guidelines

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

WWW.ISSGOVERNANCE.COM	21 of 90

C-28

UNITED STATES Proxy Voting Guidelines

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

WWW.ISSGOVERNANCE.COM	22 of 90

C-29

UNITED STATES Proxy Voting Guidelines

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

•	If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

[12]	A proxy access right that meets the recommended guidelines.
[13]

Indemnification: the condition of being secured against loss or damage.            Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

WWW.ISSGOVERNANCE.COM	23 of 90

C-30

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

WWW.ISSGOVERNANCE.COM	24 of 90

C-31

UNITED STATES Proxy Voting Guidelines

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

WWW.ISSGOVERNANCE.COM	25 of 90

C-32

UNITED STATES Proxy Voting Guidelines

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement — the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

WWW.ISSGOVERNANCE.COM	26 of 90

C-33

UNITED STATES Proxy Voting Guidelines

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

WWW.ISSGOVERNANCE.COM	27 of 90

C-34

UNITED STATES Proxy Voting Guidelines

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

WWW.ISSGOVERNANCE.COM	28 of 90

C-35

UNITED STATES Proxy Voting Guidelines

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

WWW.ISSGOVERNANCE.COM	29 of 90

C-36

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state;

WWW.ISSGOVERNANCE.COM	30 of 90

C-37

UNITED STATES Proxy Voting Guidelines

unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that

WWW.ISSGOVERNANCE.COM	31 of 90

C-38

UNITED STATES Proxy Voting Guidelines

would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

WWW.ISSGOVERNANCE.COM	32 of 90

C-39

UNITED STATES Proxy Voting Guidelines

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

WWW.ISSGOVERNANCE.COM	33 of 90

C-40

UNITED STATES Proxy Voting Guidelines

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

WWW.ISSGOVERNANCE.COM	34 of 90

C-41

UNITED STATES Proxy Voting Guidelines

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

WWW.ISSGOVERNANCE.COM	35 of 90

C-42

UNITED STATES Proxy Voting Guidelines

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

WWW.ISSGOVERNANCE.COM	36 of 90

C-43

UNITED STATES Proxy Voting Guidelines

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

WWW.ISSGOVERNANCE.COM	37 of 90

C-44

UNITED STATES Proxy Voting Guidelines

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or

•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

WWW.ISSGOVERNANCE.COM	38 of 90

C-45

UNITED STATES Proxy Voting Guidelines

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); and

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

WWW.ISSGOVERNANCE.COM	39 of 90

C-46

UNITED STATES Proxy Voting Guidelines

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

WWW.ISSGOVERNANCE.COM	40 of 90

C-47

UNITED STATES Proxy Voting Guidelines

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail;

•	The use of buybacks to inappropriately manipulate incentive compensation metrics;

•	Threats to the company’s long-term viability; or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

WWW.ISSGOVERNANCE.COM	41 of 90

C-48

UNITED STATES Proxy Voting Guidelines

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business; and

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated; and

•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

WWW.ISSGOVERNANCE.COM	42 of 90

C-49

UNITED STATES Proxy Voting Guidelines

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer — discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues — company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues — change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest — arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

WWW.ISSGOVERNANCE.COM	43 of 90

C-50

UNITED STATES Proxy Voting Guidelines

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction? and

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

WWW.ISSGOVERNANCE.COM	44 of 90

C-51

UNITED STATES Proxy Voting Guidelines

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

WWW.ISSGOVERNANCE.COM	45 of 90

C-52

UNITED STATES Proxy Voting Guidelines

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor; and

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

WWW.ISSGOVERNANCE.COM	46 of 90

C-53

UNITED STATES Proxy Voting Guidelines

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation — Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

•

Market reaction — How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

WWW.ISSGOVERNANCE.COM	47 of 90

C-54

UNITED STATES Proxy Voting Guidelines

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance — What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) — Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

WWW.ISSGOVERNANCE.COM	48 of 90

C-55

UNITED STATES Proxy Voting Guidelines

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes; and

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not

WWW.ISSGOVERNANCE.COM	49 of 90

C-56

UNITED STATES Proxy Voting Guidelines

compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

WWW.ISSGOVERNANCE.COM	50 of 90

C-57

UNITED STATES Proxy Voting Guidelines

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[20] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[20]	ISS research reports include realizable pay for S&P1500 companies.

WWW.ISSGOVERNANCE.COM	51 of 90

C-58

UNITED STATES Proxy Voting Guidelines

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

WWW.ISSGOVERNANCE.COM	52 of 90

C-59

UNITED STATES Proxy Voting Guidelines

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

WWW.ISSGOVERNANCE.COM	53 of 90

C-60

UNITED STATES Proxy Voting Guidelines

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan; and

•	Dividends payable prior to award vesting.

[21]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

WWW.ISSGOVERNANCE.COM	54 of 90

C-61

UNITED STATES Proxy Voting Guidelines

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy; and

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

WWW.ISSGOVERNANCE.COM	55 of 90

C-62

UNITED STATES Proxy Voting Guidelines

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

WWW.ISSGOVERNANCE.COM	56 of 90

C-63

UNITED STATES Proxy Voting Guidelines

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

WWW.ISSGOVERNANCE.COM	57 of 90

C-64

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans — Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

WWW.ISSGOVERNANCE.COM	58 of 90

C-65

UNITED STATES Proxy Voting Guidelines

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans — Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing — repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting — does the new option vest immediately or is there a black-out period?;

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market; and

•	Participants — executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

WWW.ISSGOVERNANCE.COM	59 of 90

C-66

UNITED STATES Proxy Voting Guidelines

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the

WWW.ISSGOVERNANCE.COM	60 of 90

C-67

UNITED STATES Proxy Voting Guidelines

ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

WWW.ISSGOVERNANCE.COM	61 of 90

C-68

UNITED STATES Proxy Voting Guidelines

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants — Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

WWW.ISSGOVERNANCE.COM	62 of 90

C-69

UNITED STATES Proxy Voting Guidelines

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

WWW.ISSGOVERNANCE.COM	63 of 90

C-70

UNITED STATES Proxy Voting Guidelines

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

WWW.ISSGOVERNANCE.COM	64 of 90

C-71

UNITED STATES Proxy Voting Guidelines

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure? and

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan; and

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

WWW.ISSGOVERNANCE.COM	65 of 90

C-72

UNITED STATES Proxy Voting Guidelines

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and

•	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

•	Any recent severance-related controversies; and

•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

WWW.ISSGOVERNANCE.COM	66 of 90

C-73

UNITED STATES Proxy Voting Guidelines

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

WWW.ISSGOVERNANCE.COM	67 of 90

C-74

UNITED STATES Proxy Voting Guidelines

6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

•	The new quorum threshold requested;

•	The rationale presented for the reduction;

•	The market capitalization of the company (size, inclusion in indices);

•	The company’s ownership structure;

•	Previous voter turnout or attempts to achieve quorum;

•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

•	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

WWW.ISSGOVERNANCE.COM	68 of 90

C-75

UNITED STATES Proxy Voting Guidelines

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

7.	Social and Environmental Issues

Global Approach — E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

WWW.ISSGOVERNANCE.COM	69 of 90

C-76

UNITED STATES Proxy Voting Guidelines

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

WWW.ISSGOVERNANCE.COM	70 of 90

C-77

UNITED STATES Proxy Voting Guidelines

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

WWW.ISSGOVERNANCE.COM	71 of 90

C-78

UNITED STATES Proxy Voting Guidelines

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

WWW.ISSGOVERNANCE.COM	72 of 90

C-79

UNITED STATES Proxy Voting Guidelines

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

WWW.ISSGOVERNANCE.COM	73 of 90

C-80

UNITED STATES Proxy Voting Guidelines

upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; or

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

WWW.ISSGOVERNANCE.COM	74 of 90

C-81

UNITED STATES Proxy Voting Guidelines

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

WWW.ISSGOVERNANCE.COM	75 of 90

C-82

UNITED STATES Proxy Voting Guidelines

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; or

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

WWW.ISSGOVERNANCE.COM	76 of 90

C-83

UNITED STATES Proxy Voting Guidelines

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

WWW.ISSGOVERNANCE.COM	77 of 90

C-84

UNITED STATES Proxy Voting Guidelines

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

WWW.ISSGOVERNANCE.COM	78 of 90

C-85

UNITED STATES Proxy Voting Guidelines

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

WWW.ISSGOVERNANCE.COM	79 of 90

C-86

UNITED STATES Proxy Voting Guidelines

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

WWW.ISSGOVERNANCE.COM	80 of 90

C-87

UNITED STATES Proxy Voting Guidelines

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

WWW.ISSGOVERNANCE.COM	81 of 90

C-88

UNITED STATES Proxy Voting Guidelines

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

WWW.ISSGOVERNANCE.COM	82 of 90

C-89

UNITED STATES Proxy Voting Guidelines

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

•

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and

•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

WWW.ISSGOVERNANCE.COM	83 of 90

C-90

UNITED STATES Proxy Voting Guidelines

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

WWW.ISSGOVERNANCE.COM	84 of 90

C-91

UNITED STATES Proxy Voting Guidelines

•	Governance profile of the company; and

•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers; and

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares; and

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

WWW.ISSGOVERNANCE.COM	85 of 90

C-92

UNITED STATES Proxy Voting Guidelines

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration; and

•	Consolidation in target industry.

Business Development Companies — Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

WWW.ISSGOVERNANCE.COM	86 of 90

C-93

UNITED STATES Proxy Voting Guidelines

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance; and

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation; and

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or

•	Removal of shareholder approval requirement to change the domicile of the fund.

WWW.ISSGOVERNANCE.COM	87 of 90

C-94

UNITED STATES Proxy Voting Guidelines

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states; and

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry; and

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel; and

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

WWW.ISSGOVERNANCE.COM	88 of 90

C-95

UNITED STATES Proxy Voting Guidelines

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations; and

•	The performance of other funds under the advisor’s management.

WWW.ISSGOVERNANCE.COM	89 of 90

C-96

UNITED STATES Proxy Voting Guidelines

We empower investors and companies to build

for long-term and sustainable growth by providing

high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2024 | Institutional Shareholder Services and/or its affiliates

WWW.ISSGOVERNANCE.COM	90 of 90

C-97

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC

EQUITABLE INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	OVERVIEW

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (together “EIM”) have adopted the Proxy Voting Policies and Procedures set forth below (the “Policies and Procedures”). EIM serve as the investment adviser to each series (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (“EQAT”), EQ Premier VIP Trust (“VIP”) and 1290 Funds (each, a “Trust” and together, the “Trusts”). Equitable Investment Management Group, LLC serves as the investment advisor to EQAT and VIP and Equitable Investment Management, LLC serves as the investment adviser to the 1290 Funds. Each Trust has delegated proxy voting responsibility with respect to each Portfolio to EIM. Equitable Investment Management, LLC (the “Administrator”) serves as the Administrator for all the Trusts. The Administrator is generally responsible for monitoring, testing and maintaining compliance policies, procedures and other items for the Trusts, and thus assists in monitoring the Trusts’ compliance with these Policies and Procedures. These Policies and Procedures have been designed to ensure that proxies relating to each Trust’s portfolio securities are voted in the best interest of the Trust.

II.	TRUSTS’ PROXY VOTING PROGRAM

EIM has established a Proxy Voting Committee that is responsible for monitoring and administering the Trusts’ proxy voting program (the “Program”), as described below. The Administrator, as the administrator, assists with the administration of the Program. The Proxy Voting Committee is composed of EIM’s and the Administrator’s Chief Compliance Officer (“CCO”), officers of EIM and the Administrator, and/or members of EIM’s or the Administrator’s (as applicable) Investment Management Services, Legal Departments and Compliance Departments, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

A.

Sub-Advised Portfolios. EIM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide portfolio management services including day-to-day research and stock selection for a Portfolio or an allocated portion of a Portfolio (a “Sub-Advised Portfolio”). EIM views proxy voting as a function that is incidental and integral to the portfolio management services provided by Sub-Advisers. Therefore, except as described in Section III below, EIM, in turn, delegates proxy voting responsibility with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser.

B.

“Fund-of-Funds” Portfolios. EIM provides the day-to-day portfolio management services to certain Portfolios or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by EIM (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or exchange-traded funds (“Underlying ETFs”) (referred to collectively as the “Fund-of-Funds Portfolios”). Accordingly, EIM retains proxy voting responsibility with respect to each Fund-of-Funds Portfolio and votes proxies in accordance with the Policies and Procedures set forth in Section III below.

III.	PROXY VOTING POLICIES AND PROCEDURES

It is EIM’s policy to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders. EIM believes that these Policies and Procedures represent the voting positions most likely to support a Portfolio’s and its shareholders’ best interests across a range of sectors and contexts.

A.

Underlying Affiliated Portfolios. EIM will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or abstain, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to

C-98

have a conflict of interest). If there are no security holders of an Underlying Affiliated Portfolio except Fund-of-Funds Portfolio, EIM will vote a Fund-of-Funds’ Portfolios’ shares in Underlying Affiliated Portfolio in its discretion, subject to compliance with other provisions of these Procedures, including Section III.E.2. below regarding resolution of potential conflicts of interest regarding a proposal.

B.	Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios.

a.

With respect to voting proxies of Underlying Unaffiliated Funds and Underlying ETFs where a Portfolio, and other members of its “advisory group” (as defined in Rule 12d1-4 under the Investment Company Act of 1940) in the aggregate (i) hold more than 25% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF as a result of a decrease in the outstanding voting securities of the acquired fund, or (ii) hold more than 10% of the outstanding voting securities of an Underlying Unaffiliated Fund or Unaffiliated ETF that is a registered closed-end management investment company or business development company, each member of such “advisory group” will vote its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Underlying Affiliated Fund or Unaffiliated ETF are required by the rule or otherwise under Section 12(d)(1) to vote such securities in the same proportion as the vote of all other holders of such securities, the Portfolio will seek instructions from its security holders with regard to the voting of all proxies with respect to such Underlying Unaffiliated Fund or Underlying ETF securities and vote such proxies in accordance with such instructions.

b.

With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios in all other circumstances as described in Section III.D below, the following guidelines generally will apply:

1.

The decision whether, and if so, how to vote a proxy will be made by EIM based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

EIM, with the assistance of Administrator, may enlist the services of an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process, as further described in Section III.E below.

3.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

1.

EIM’s policy is to vote all proxies, except under circumstances in which EIM has determined that it is consistent with the best interest of the relevant Portfolio and its shareholders not to vote the proxy or to abstain on one or more proposals. Such circumstances may include the following:

a.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, at its discretion. In most cases, EIM will not take steps to see that loaned securities are voted. However, if EIM determines that a proxy vote is materially important to the relevant Portfolio, EIM will make a good faith effort to recall the loaned security in order to vote.

b.

If an issuer is based in a country that requires “share blocking”[1], EIM may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case EIM may not vote the proxy.

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

C-99

c.	EIM may abstain or vote against ballot issues where EIM has not received sufficient information to make an informed decision.

2.	EIM, or the Administrator on EIM’s behalf, provides clients with a copy of these procedures upon request and a description of these procedures is included in EIM’s Form ADV, Part II.

3.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ CCO or other member of EIM’s and the Administrator Legal Department (“Legal”) and Compliance Department (“Compliance”).

4.	EIM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Seed Capital Investments. EIM and any affiliate will vote Portfolio shares they own, including through “seed money” investments in a Portfolio, either for or against a proposal, or abstain, in the same proportion as the vote of all other security holders of the Portfolio (whether or not the proposal presents an issue as to which EIM or its affiliates could be deemed to have a conflict of interest), or as otherwise required under applicable law (e.g., as may be required under a “mixed and shared funding” order). If EIM or an affiliate is the sole shareholder of a Portfolio, EIM or the affiliate will vote the Portfolio’s shares that it owns in its discretion.

D.

Sub-Advised Portfolios; No Delegation. Under certain circumstances EIM may assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio. For example, if a Sub-Adviser notifies EIM that it is unable or unwilling to assume responsibility for voting a proxy for a Sub-Advised Portfolio (e.g., if voting such proxy presents a potential material conflict of interest for the Sub-Adviser), EIM will vote such proxy in accordance with these procedures.

E.

Record Retention and Inspection. EIM and the Administrator will maintain all documentation associated with EIM’s proxy voting decisions. EIM and the Administrator Compliance is responsible for verifying that such documentation is properly maintained in accordance with its procedures and applicable laws and regulations.

IV.	CONFLICTS OF INTEREST

If EIM or the Administrator becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that an affiliated person of EIM has a potential material conflict, that affiliated person will not participate in the voting decision.

Potential material conflicts may arise between the interests of a Portfolio and EIM or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which EIM or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•	Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s).

•	Equitable Financial Life Insurance Company (“Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s).

V.	PROXY VOTING SERVICES

EIM, with the assistance of the Administrator, may engage an independent proxy voting service to assist with the research and analysis of voting issues, provide voting recommendations and/or carry out the actual voting process as deemed necessary. Currently, EIM subscribes to the corporate governance and proxy research services of International Shareholder Services (ISS), a provider of proxy voting services. ISS provides

C-100

voting recommendations based on established guidelines and practices. The ISS U.S. Proxy Voting Guidelines (the “ISS Guidelines”) are attached hereto as Appendix A. Based on its review of the ISS Guidelines, EIM has determined generally to instruct ISS to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios as described in Section III.C above consistent with the ISS Guidelines. However, EIM’s use of the ISS Guidelines is not intended to constrain EIM’s consideration of any proxy proposal, and so there may be times when EIM deviates from the ISS Guidelines. EIM reserves the right not to vote in accordance with the ISS recommendation if it determines that it is not in the best interest of a Portfolio and its Shareholders to do so. In addition, if EIM becomes aware of a conflict of interest between ISS and an issuer subject to a proxy vote, EIM will consider the recommendation of the issuer and instruct ISS to vote the proxy based on what EIM believes to be in the best interest of the Portfolio and its shareholders.

The Proxy Voting Committee, with the assistance of the Administrator, will maintain records regarding EIM’s determination generally to vote proxies for Underlying Unaffiliated Funds, Underlying ETFs, and certain Sub-Advised Portfolios as described in Section III.D above consistent with the ISS Guidelines, and that determination will be reviewed periodically.

The following guidelines describe EIM’s general positions on common proxy issues for Underlying Unaffiliated Funds and Underlying ETFs:

•	Election of Directors: EIM generally votes in favor of slates recommended by the board of directors.

•	Fee Increases: EIM generally votes against proposals to increase fees.

•

Changes to the investment strategy, investment objective or fundamental investment restrictions, and proposed mergers: EIM generally votes against changes that would impact adversely the allocation model of a Fund-of-Funds Portfolio.

Legal and Compliance will conduct a due diligence review of any proxy voting service (“Proxy Service”) to assess (1) the adequacy and quality of the Proxy Service’s staffing, personnel and technology, and whether the Proxy Service has the capacity and competence to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate and complete information; (2) whether the Proxy Service has the ability to execute proxy votes in accordance with EIM’s instructions; (3) whether the Proxy Service has adequately disclosed to EIM the methodologies it uses in formulating its voting recommendations, including its process for obtaining current and accurate information relevant to matters included in its research and on which it makes recommendations, the nature of any third-party information sources that the Proxy Service uses as a basis for its voting recommendations, and how and when the Proxy Service would expect to engage with issuers and third parties; (4) the effectiveness of the Proxy Service’s process for seeking timely input from issuers; and (5) the adequacy of the Proxy Service’s policies and procedures for identifying, disclosing and addressing actual and potential conflicts of interest. EIM or the Administrator will require the Proxy Service to update them on an ongoing basis regarding (1) any business changes relevant to its capacity and competence to provide independent proxy voting advice or carry out voting instructions, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems. The due diligence review will be conducted at least annually and may be conducted by on-site visit or written questionnaire. In the event that EIM or the Administrator becomes aware of factual errors, incompleteness or methodological weaknesses in the Proxy Service’s analysis, it will assess whether this materially affected the research or recommendations used by EIM and the Proxy Service’s efforts to correct any material deficiencies in its analysis or methodology.

VI.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A.

Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts, EIM, and the Administrator, upon request, copies of such policies and procedures.

C-101

B.	Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C.

Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D.

Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will consider, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility. The Sub-Adviser’s policies and procedures also should describe the considerations it will take into account if it retains a Proxy Service to assist it in discharging its proxy voting duties and its process for conducting due diligence on, and overseeing, services provided by a Proxy Service.

E.	Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.

Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts, EIM, and the Administrator such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts, EIM, or the Administrator may reasonably request.

EIM, with assistance from the Administrator, will conduct a due diligence review of each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio and on at least an annual basis thereafter. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time and need not be identical. As part of its ongoing due diligence and compliance responsibilities, EIM will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations.

VII.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

EIM and the Administrator, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. EIM and the Administrator (including, at their option, through third-party service providers) will maintain a system that is reasonably designed to ensure that EIM’s actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

Amended: September 12, 2019

Amended: December 10, 2014

Amended: July 11, 2007

Adopted: August 6, 2003

Amended: December 15, 2020

Amended: August 2021

Amended: December 2021

Amended: January 2023

C-102

Appendix D
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Equitable Investment Management Group, LLC, a wholly owned subsidiary of Equitable Financial Life Insurance Company may be deemed to be a control person with respect to the 1290 Funds by virtue of its ownership of a substantial majority of the 1290 Funds’ shares as of January 31, 2024. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.
To the 1290 Funds’ knowledge, as of January 31, 2024, the following persons owned shares of record and/or beneficially in the following Funds entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of such Funds:
Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 RETIREMENT 2020 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	120,242.215	18.36%
1290 RETIREMENT 2020 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	504,439.237	77.03%
1290 RETIREMENT 2025 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	85,196.999	5.76%
1290 RETIREMENT 2025 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	1,360,487.887	92.05%
1290 RETIREMENT 2030 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	162,430.747	18.22%
1290 RETIREMENT 2030 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	122,102.318	13.7%
D-1

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 RETIREMENT 2030 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	598,739.565	67.16%
1290 RETIREMENT 2035 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	119,230.769	11.16%
1290 RETIREMENT 2035 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	839,576.176	78.62%
1290 RETIREMENT 2035 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	94,262.5	8.83%
1290 RETIREMENT 2040 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	109,740.279	19.61%
1290 RETIREMENT 2040 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	250,000	44.66%
1290 RETIREMENT 2040 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	194,448.773	34.74%
1290 RETIREMENT 2045 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	250,000	33.4%
D-2

Fund	Shareholder	Shares Beneficially Owned	Percentage Owned
1290 RETIREMENT 2045 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	438,344.939	58.56%
1290 RETIREMENT 2045 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	43,262.474	5.78%
1290 RETIREMENT 2050 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	54,786.47	8.06%
1290 RETIREMENT 2050 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	250,000	36.77%
1290 RETIREMENT 2050 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION	368,166.351	54.15%
1290 RETIREMENT 2055 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO FBO SA 66 MEMBERS RETIREMENT PLAN 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	45,681.075	10.12%
1290 RETIREMENT 2055 FUND	EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC 1345 AVENUE OF THE AMERICAS FL 4 NEW YORK NY 10105	250,000	54.15%
1290 RETIREMENT 2055 FUND	EQUITABLE FINANCIAL LIFE INSURANCE CO. FBO SA 206 AMERICAN DENTAL ASSOCIATION 1345 AVENUE OF THE AMERICAS NEW YORK NY 10105	154,755.041	34.3%
D-3

Appendix E
1290 funds
SECURITIES LENDING ACTIVITIES
For the fiscal year ended October 31, 2023, the Funds listed in the table below received the following amounts of gross income1 from securities lending activities; paid the following amounts of fees and/or other compensation for securities lending activities; and earned the following amounts of net income from securities lending activities. The Funds do not pay cash collateral management fees, administrative fees, indemnification fees, or other fees not reflected below.
Funds	Gross income from securities lending activities (including income from cash collateral reinvestment)	Fees paid to securities lending agent from a revenue split	Rebate (Paid to Borrower)	Aggregate fees/compensation for securities lending activities and related services	Net income from securities lending activities
1290 Retirement 2020 Fund	$7,109	$710	$33,527	$34,237	$6,400
1290 Retirement 2025 Fund	$11,298	$1,129	$48,318	$49,447	$10,169
1290 Retirement 2030 Fund	$6,109	$610	$31,597	$32,207	$5,499
1290 Retirement 2035 Fund	$7,268	$726	$36,947	$37,673	$6,542
1290 Retirement 2040 Fund	$8,244	$824	$25,886	$26,710	$7,420
1290 Retirement 2045 Fund	$6,395	$639	$25,274	$25,913	$5,756
1290 Retirement 2050 Fund	$7,384	$738	$34,736	$35,474	$6,646
1290 Retirement 2055 Fund	$5,942	$594	$23,440	$24,034	$5,347

1
Gross income from securities lending activities includes any income from cash collateral reinvestment and any negative rebate (i.e., a rebate paid by a borrower to a Fund).
E-1

PART C: OTHER INFORMATION
Item 28.  Exhibits
(a)(1)	Certificate of Trust.[1]
(a)(2)	Certificate of Amendment to the Certificate of Trust.[1]
(a)(3)	Third Amended and Restated Agreement and Declaration of Trust.[24]
(b)	Fourth Amended and Restated By-Laws. [24]
(c)	None, other than Exhibits (a) and (b)
(d)	Investment Advisory Contracts
(d)(1)	Investment Advisory Agreement dated as of January 1, 2023 between 1290 Funds and Equitable Investment Management, LLC (“EIM II” or “Adviser”). [25]
(d)(1)(i)	Amendment No. 1 effective as of November 29, 2023 to the Investment Advisory Agreement dated as of January 1, 2023 between 1290 Funds and EIM II. [26]
(d)(2)	Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and AXA Investment Managers US Inc. (formerly AXA Investment Managers, Inc.) (“AXA IM”).[25]
(d)(2)(i)	Form of Amendment No. 1 effective as of ____, 2023 to the Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and AXA IM. (filed herewith)
(d)(3)	Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and GAMCO Asset Management, Inc. (“GAMCO”).[25]
(d)(4)	Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and Brandywine Global Investment Management, LLC (“Brandywine Global”).[25]
(d)(4)(i)	Form of Amendment No. 1 effective as of ____, 2023 to the Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and Brandywine Global. (filed herewith)
(d)(5)	Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and Essex Investment Management Company, LLC (“Essex”).[25]
(d)(6)	Investment Sub-Advisory Agreement dated as of January 1, 2023 between EIM II and Loomis, Sayles & Company, L.P. (“Loomis Sayles”).[25]
(d)(7)	Investment Sub-Advisory Agreement dated as of November 29, 2023 between EIM II and American Century Investment Management, Inc. (“American Century”). [26]
(e)	Underwriting Contracts
(e)(1)	Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS Distributors, Inc. (“ALPS”) with respect to Class A, Class I, Class T and Class R shares.[18]
(e)(1)(i)	Amendment No. 1 dated as of June 15, 2018 to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS.[18]
(e)(1)(ii)	Amendment No. 2 dated as of December 14, 2020 to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS.[20]
(e)(1)(iii)	Amendment No. 3 effective as of July 11, 2022, to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS. [23]
(e)(1)(iv)	Amendment No. 4 effective as of August 19, 2022 to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS. [24]
(e)(1)(v)	Amendment No. 5 effective as of November 29, 2023 to the Distribution Agreement dated as of April 16, 2018 between 1290 Funds and ALPS. [26]
(g)	Custodian Agreements
(g)(1)	Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[4]
1

(g)(1)(i)	Amendment No. 1 effective as of July 1, 2015 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[5]
(g)(1)(ii)	Amendment No. 2 effective as of February 29, 2016 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[8]
(g)(1)(iii)	Amendment No. 3 effective February 29, 2016 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[9]
(g)(1)(iv)	Amendment No. 4 effective March 28, 2016 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[10]
(g)(1)(v)	Amendment No. 5 effective May 6, 2016 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[13]
(g)(1)(vi)	Amendment No. 6 effective November 1, 2016 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[13]
(g)(1)(vii)	Amendment No. 7 effective February 27, 2017 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[16]
(g)(1)(viii)	Amendment No. 8 effective July 31, 2020 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank.[20]
(g)(1)(ix)	Amendment No. 9 effective July 11, 2022 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank. [23]
(g)(1)(x)	Amendment No. 10 effective as of August 19, 2022 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank. [24]
(g)(1)(xi)	Amendment No. 11 effective as of November 29, 2023 to the Global Custody Agreement dated as of October 27, 2014 between 1290 Funds and JPMorgan Chase Bank. (filed herewith)
(h)	Other Material Contracts
(h)(1)
Mutual Funds Service Agreement dated as of January 1, 2023 between 1290 Funds, EIM II (“Administrator”), Equitable
Financial Investment Management, LLC (“EFIM”) and Equitable Investment Management Group, LLC (“EIMG”).[25]

(h)(1)(i)	Amendment No. 1 effective as of November 29, 2023 to the Mutual Funds Service Agreement dated January 1, 2023 between 1290 Funds, EIM II, EFIM and EIMG. [26]
(h)(2)	Expense Limitation Agreement dated as of January 1, 2023 between 1290 Funds and EIM II. [25]
(h)(2)(i)	Amendment No. 1 effective as of November 29, 2023 to the Expense Limitation Agreement dated January 1, 2023 between 1290 Funds and EIM II. [26]
(h)(4)	Transfer Agency and Service Agreement dated as of October 29, 2014 between 1290 Funds and Boston Financial Data Services, Inc. (“BFDS”).[4]
(h)(4)(i)	Amendment No.1 effective as of July 1, 2015 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[5]
(h)(4)(ii)	Amendment No. 2 effective as of March 1, 2016 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[9]
(h)(4)(iii)	Amendment No. 3 effective as of April 1, 2016 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[10]
(h)(4)(iv)	Amendment No. 4 effective as of November 1, 2016 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[14]
(h)(4)(v)	Amendment No. 5 effective as of February 27, 2017 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and BFDS.[15]
(h)(4)(vi)	Amendment No. 6 effective as of January 24, 2019 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST Asset Manager Solutions, Inc. (formerly, BFDS).[19]
(h)(4)(vii)	Amendment No. 7 effective as of November 4, 2020 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST Asset Manager Solutions, Inc.[20]
2

(h)(4)(viii)	Amendment No. 8 effective as of July 1, 2021 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST Asset Manager Solutions, Inc.[23]
(h)(4)(ix)	Amendment No. 9 effective as of July 11, 2022 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST Asset Manager Solutions, Inc.[23]
(h)(4)(x)	Amendment No. 10 effective as of August 19, 2022 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST Asset Manager Solutions, Inc. [24]
(h)(4)(xi)	Amendment No. 11 effective as of January 1, 2023 to the Transfer Agency and Service Agreement dated October 29, 2014 between 1290 Funds and DST Asset Manager Solutions, Inc. [25]
(h)(4)(xii)
Amendment No. 12 effective November 29, 2023 to the Transfer Agency and Service Agreement dated October 29,
2014 between 1290 Funds and SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.). (filed herewith)

(h)(5)(i)	Securities Lending Agreement dated as of April 11, 2016 with JPMorgan Chase Bank National Association.[21]
(h)(5)(ii)	Amendment No. 1 dated as of October 18, 2021 to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[21]
(h)(5)(iii)	Amendment No. 2 effective as of March 22, 2022 to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[22]
(h)(5)(iv)	Amendment No. 3 effective as of July 11, 2022 to the Securities Lending Agreement with JPMorgan Chase Bank National Association. [23]
(h)(5)(v)	Amendment No. 4 effective as of August 19, 2022 to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[24]
(h)(5)(vi)	Amendment No. 5 dated as of November 17, 2022 to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[25]
(h)(5)(vii)	Amendment No. 6 dated as of March 16, 2023 to the Securities Lending Agreement with JPMorgan Chase Bank National Association.[26]
(h)(5)(viii)	Amendment No. 7 dated as of September 12, 2023 to the Securities Lending Agreement with JPMorgan Chase Bank National Association. [26]
(h)(5)(ix)	Amendment No. 8 effective as of November 29, 2023 to the Securities Lending Agreement with JPMorgan Chase Bank National Association. [26]
(h)(6)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and AB Cap Fund, Inc.[21]
(h)(6)(ii)	Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and AB Cap Fund, Inc.[25]
(h)(6)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and AB Cap Fund, Inc.[26]
(h)(6)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and AB Cap Fund, Inc. [26]
(h)(6)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and AB Cap Fund, Inc. (filed herewith)
(h)(7)(i)
Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, BlackRock
ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust.[21]

(h)(7)(ii)
Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and
iShares U.S. ETF Trust.[25]

(h)(7)(iii)
Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and
iShares U.S. ETF Trust. [26]

3

(h)(7)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and
iShares U.S. ETF Trust. [26]

(h)(7)(v)
Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and
iShares U.S. ETF Trust. (filed herewith)

(h)(8)(i)
Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and The
Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust.[25]

(h)(8)(ii)
Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust.[25]

(h)(8)(iii)
Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust. [26]

(h)(8)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust. [26]

(h)(8)(v)
Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and The Bank of New York Mellon, solely in its capacity as Trustee and on behalf of the SPDR S&P MidCap 400 ETF Trust. (filed herewith)

(h)(9)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and IndexIQ ETF Trust.[21]
(h)(9)(ii)	Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and IndexIQ ETF Trust.[25]
(h)(9)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and IndexIQ ETF Trust. [26]
(h)(9)(iv)	Amendment No. 3 dated October 19, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and IndexIQ ETF Trust. [26]
(h)(9)(v)	Amendment No. 4 dated December 20, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022 among the Trust, EQ Advisors Trust and IndexIQ ETF Trust. (filed herewith)
(h)(10)(i)
Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, Invesco
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity
Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.[21]

(h)(10)(ii)
Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.[25]

(h)(10)(iii)
Amendment No. 2 dated March 16, 2023 to the Funds of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust
II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust. [26]

(h)(10)(iv)
Amendment No. 3 dated October 13, 2023 to the Funds of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust
II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust. [26]

(h)(10)(v)
Amendment No. 4 dated November 30, 2023 to the Funds of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust
II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.
(filed herewith)

4

(h)(11)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and J.P. Morgan Exchange-Traded Fund Trust.[21]
(h)(11)(ii)	Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and J.P. Morgan Exchange-Traded Fund Trust.[25]
(h)(11)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and J.P. Morgan Exchange-Traded Fund Trust. [26]
(h)(11)(iv)	Amendment No. 3 dated October 18, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and J.P. Morgan Exchange-Traded Fund Trust. [26]
(h)(11)(v)
Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and J.P. Morgan Exchange-Traded Fund Trust. (filed herewith)

(h)(12)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and ProShares Trust.[21]
(h)(12)(ii)	Amendment No. 1 dated October 28, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and ProShares Trust.[25]
(h)(12)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and ProShares Trust. [26]
(h)(12)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and ProShares Trust. [26]
(h)(12)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and ProShares Trust. (filed herewith)
(h)(13)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and The Select Sector SPDR Trust.[21]
(h)(13)(ii)	Amendment No. 1 dated October 18, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and The Select Sector SPDR Trust. [25]
(h)(13)(iii)	Amendment No. 2 dated May 3, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and The Select Sector SPDR Trust. [26]
(h)(13)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and The Select Sector SPDR Trust. [26]
(h)(13)(v)
Amendment No. 4 effective December 20, 2023 to the Fund of Funds Investment Agreement dated as of January 19,
2022, among the Trust, EQ Advisors Trust and The Select Sector SPDR Trust. (filed herewith)

(h)(14)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust.[21]
(h)(14)(ii)
Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust.[25]

(h)(14)(iii)
Amendment No. 2 dated May 3, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust. [26]

(h)(14)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust. [26]

(h)(14)(v)
Amendment No. 4 effective as of December 19, 2023 to the Fund of Funds Investment Agreement dated as of
January 19, 2022, among the Trust, EQ Advisors Trust, SPDR Series Trust, SPDR Index Shares Funds and SSGA
Active Trust. (filed herewith)

(h)(15)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust.[21]
(h)(15)(ii)
Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF
Trust.[25]

5

(h)(15)(iii)
Amendment No. 2 dated May 3, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust. [26]

(h)(15)(iv)
Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust. [26]

(h)(15)(v)
Amendment No. 4 effective December 20, 2023 to the Fund of Funds Investment Agreement dated as of January 19,
2022, among the Trust, EQ Advisors Trust, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF
Trust. (filed herewith)

(h)(16)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and Vanguard Funds.[21]
(h)(16)(ii)	Schedule A dated October 28, 2022 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and Vanguard Funds.[25]
(h)(16)(iii)	Schedule A dated March 23, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and Vanguard Funds. [26]
(h)(16)(iv)	Schedule A dated July 31, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and Vanguard Funds. [26]
(h)(16)(v)	Schedule A dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and Vanguard Funds. [26]
(h)(17)(i)	Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and WisdomTree Trust.[21]
(h)(17)(ii)	Amendment No. 1 dated October 18, 2022, to the Fund of Funds Investment Agreement dated as of January 19, 2022, among EQ Advisors Trust, 1290 Funds and WisdomTree Trust.[25]
(h)(17)(iii)	Amendment No. 2 dated March 16, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and WisdomTree Trust. [26]
(h)(17)(iv)	Amendment No. 3 dated October 13, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and WisdomTree Trust. [26]
(h)(17)(v)	Amendment No. 4 dated November 30, 2023 to the Fund of Funds Investment Agreement dated as of January 19, 2022, among the Trust, EQ Advisors Trust and WisdomTree Trust. (filed herewith)
(h)(18)(i)	Fund of Funds Investment Agreement dated as of February 8, 2023, among EQ Advisors Trust, 1290 Funds and Litman Gregory Funds Trust.[25]
(h)(19)(i)	Fund of Funds Investment Agreement dated as of January 1, 2023, between EQ Advisors Trust and 1290 Funds.[25]
(h)(19)(ii)	Amendment No. 1 dated November 13, 2023 to the Fund of Funds Investment Agreement dated as of January 1, 2023, between the Trust and EQ Advisors Trust. [26]
(i)	Legal Opinion
(i)(1)	Opinion and Consent of K&L Gates LLP. (filed herewith)
(j)	Other Consents
(j)(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)
(k)	None.
(l)	Initial Capital Agreement.[2]
(m)	Distribution Plans
(m)(1)	Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) for 1290 Funds' Class A shares adopted as of June 10, 2014. [26]
(m)(2)	Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for 1290 Funds' Class R shares adopted as of June 10, 2014. [26]
(m)(3)	Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for 1290 Funds’ Class T shares adopted as of December 1, 2016. [26]
6

(n)	Multiple Class Plan
(n)(1)	Fifth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act.[25]
(p)	Codes of Ethics
(p)(1)	Revised Code of Ethics for 1290 Funds and EIM II, effective November 2023. (filed herewith)
(p)(2)	Revised Code of Ethics of AXA IM, effective January 3, 2022.[25]
(p)(3)	Revised Code of Ethics of GAMCO, effective March 15, 2018.[17]
(p)(4)	Amended Code of Ethics of ALPS, effective April 2018.[17]
(p)(5)	Revised Code of Ethics of Brandywine Global, effective February 2023. (filed herewith)
(p)(6)	Code of Ethics of Essex, effective October 1, 2022. (filed herewith)
(p)(7)	Revised Code of Ethics of Loomis Sayles, effective May 25, 2022. [24]
(p)(8)	Code of Ethics of American Century, effective June 16, 2023. [26]
Other Exhibits:
Powers of Attorney.[27]

1.
Incorporated by reference to and/or previously filed with Registrant’s Initial Registration Statement on Form N-1A filed on April 18, 2014. (File No. 333-195390).
2.
Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 27, 2014. (File No. 333-195390).
3.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 27, 2014. (File No. 333-195390).
4.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on November 4, 2014. (File No. 333-195390).
5.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2015. (File No. 333-195390).
6.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2016 (File No. 333-195390).
7.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2016 (File No. 333-195390).
8.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on March 2, 2016 (File No. 333-195390).
9.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on March 30, 2016 (File No. 333-195390).
10.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on March 31, 2016 (File No. 333-195390).
13.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on October 31, 2016 (File No. 333-195390).
14.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on December 15, 2016 (File No. 333-195390).
15.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2017.
16.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2018.
17.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2018.
18.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2019.
19.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2020.
20.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A filed on February 25, 2021.
7

21.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2022.
22.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A filed on April 25, 2022.
23.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A filed on July 8, 2022.
24.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed on December 12, 2022.
25.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A filed on February 23, 2023.
26.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed on December 11, 2023.
27.
Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed on February 7, 2024.
Item 29.  Persons Controlled by or Under Common Control with the Trust
None.
Item 30.  Indemnification
The Registrant’s Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) states:
Article VII, Section 7.2 of the Declaration of Trust of 1290 Funds states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series, or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust or any Series.”
Article VII, Section 7.4 of the Declaration of Trust of 1290 Funds further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.”
Article VII, Section 7.5, subsection (a) of the Declaration of Trust of 1290 Funds further states, in relevant part, that “subject to the exceptions and limitations contained in subsection (b) below: (i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.” Article VII, Section 7.5, subsection (b) of 1290 Funds’ Declaration of Trust states, in relevant part, that “no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).” Article VII, Section 7.5, subsection (c) of 1290 Funds’ Declaration of Trust also states, in relevant part, that the “rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.”
8

The Registrant’s Investment Advisory Agreement states:
Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.
The Registrant’s Investment Sub-Advisory Agreements generally state:
5. LIABILITY AND INDEMNIFICATION
A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) incurred or suffered by the Fund(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (“Securities Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.
B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a) (3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.
Section 7(b) of the Registrant’s Distribution Agreement states:
In the absence of willful misfeasance, bad faith, negligence or reckless disregard by ALPS in the performance of its duties, obligations or responsibilities set forth in this Agreement, ALPS and its affiliates, including their respective officers, directors, agents and employees, shall not be liable for, and the Trust agrees to indemnify, defend and hold harmless such persons from, all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under applicable federal and state laws) arising directly or indirectly from the following:
(i) any untrue statement of a material fact or omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any other statute or the common law, in any registration statement, prospectus, statement of additional information, shareholder report or other information filed or made public by the Trust (as amended from time to time), except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of ALPS;
(ii) any wrongful act of the Trust or any of its officers;
(iii) any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates;
9

(iv) ALPS’s reliance on any instruction, direction, notice, instrument or other information from the Trust or its duly appointed agents that ALPS reasonably believes to be genuine; or
(v) loss of data or service interruptions caused by equipment failure.
Section 6 of the Registrant’s Mutual Funds Service Agreement states:
(a) Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on Administrator’s part (or on the part of any third party to whom Administrator has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Administrator (or by such third party) of its obligations and duties under this Agreement (in the case of Administrator) or under an agreement with Administrator (in the case of such third party) or, subject to Section 10 below, Administrator’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of Administrator) or an agreement with Administrator (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Administrator) or under an agreement with Administrator (in the case of such third party). In no event shall Administrator (or such third party) be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Administrator (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b) Except to the extent that Administrator may be held liable pursuant to Section 6(a) above, Administrator shall not be responsible for, and the Trust shall indemnify and hold Administrator harmless from and against, any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:
(i) any and all actions of Administrator or its officers or agents required to be taken pursuant to this Agreement;
(ii) the reliance on or use by Administrator or its officers or agents of information, records, or documents which are received by Administrator or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;
(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;
(iv) the breach of any representation or warranty of the Trust hereunder;
(v) the reliance on or the carrying out by Administrator or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;
(vi) any delays, inaccuracies, errors in or omissions from information or data provided to Administrator by data services, including data services providing information in connection with any third-party computer system licensed to Administrator, and by any corporate action services, pricing services or securities brokers and dealers;
(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;
(viii) any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;
(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Adviser, its investment sub-advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply; and
(x) all actions, inactions, omissions, or errors caused by third parties to whom Administrator or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Fund, investment sub-advisers, or Trust distributors. The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Administrator pursuant to this Agreement.
10

(c) In connection with the termination of the Prior Mutual Funds Service Agreement, Administrator hereby assumes any obligation of EFIM to indemnify the Trust under Section 6(a) of the Prior Mutual Funds Service Agreement.
(d) Until such time as Administrator becomes the investment adviser to each of the Trust, EQ Advisors Trust and EQ Premier VIP Trust, in connection with the indemnity provided to the Trust by the Administrator pursuant to Sections 6(a) and 6(c) hereof, and solely in the event that Administrator fails to pay any indemnity properly due and owing to the Trust after the passage of a reasonable amount of time after the Trust’s written demand upon Administrator in accordance with Section 9 hereof, upon a written demand upon EIMG pursuant to Section 9 hereof setting forth in detail the basis for an indemnity being required of EIMG, EIMG shall reimburse the Trust for any shortfall properly due and owing to the Trust by Administrator.
The Registrant’s Global Custody Agreement states:
Section 3.2 of 1290 Funds’ Global Custody Agreement states, in relevant part, that the “Customer authorizes J.P. Morgan to accept, rely upon and/or act upon any Instructions received by it without inquiry. The Customer will indemnify [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] as a result of any action or omission taken in accordance with any Instruction.”
Section 6.1 of 1290 Funds’ Global Custody Agreement states, in relevant part, that “J.P. Morgan may rely upon the certification of such other facts as may be required to administer J.P. Morgan’s obligations under this Agreement and the Customer shall indemnify J.P. Morgan against all losses, liability, claims or demands arising directly or indirectly from any such certifications.”
Section 7.1 of 1290 Funds’ Global Custody Agreement states, in relevant part, that the “Customer will indemnify [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] in connection with or arising out of (i) J.P. Morgan’s performance under this Agreement, provided [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] have not acted with negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or (ii) [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] status as a holder of record of the Customer’s Financial Assets. Nevertheless, the Customer will not be obligated to indemnify [J.P. Morgan, its Affiliates, its Subcustodians, and their respective nominees, directors, officers, employees and agents] under the preceding sentence with respect to any Liability for which J.P. Morgan is liable under Section 5.2(a) of this Agreement.”
UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.  Business and Other Connections of the Adviser and Sub-Advisers
EIM II is a registered investment adviser and serves as investment manager for all funds of the Registrant. The descriptions of EIM II and each of the sub-advisers, as applicable, under the caption “Management of the Funds – The Adviser” and “Management of the Funds – The Sub-Advisers,” respectively, or “About the Funds” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of 1290 Funds’ Registration Statement are incorporated herein by reference.
Information as to the directors and officers of EIM II, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-126365) and is incorporated herein by reference.
EIM II, with the approval of the Registrant’s Board of Trustees, selects sub-advisers for certain funds of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for such funds.
11

Information as to the directors and officers of GAMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.
Information as to the directors and officers of AXA IM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.
Information as to the directors and officers of Brandywine Global, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-27797) and is incorporated herein by reference.
Information as to the directors and officers of Essex, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-55496) and is incorporated herein by reference.
Information as to the directors and officers of Loomis Sayles, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-170) and is incorporated herein by reference.
Information as to the directors and officers of American Century, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers in the last two years, is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8174) and is incorporated herein by reference.
Item 32.  Principal Underwriters.
(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, Aberdeen Standard Investments ETFs, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund), Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund), The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Private Equity Opportunities and Commitments Fund, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income + Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, Emerge ETF Trust, ETF Series Solutions (Vident Series), Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, FS MVP Private Markets Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, GraniteShares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, Stone Ridge Longevity Risk Premium Fixed Income Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds and XAI Octagon Credit Trust, X-Square Balanced Fund, LLC and X-Square Series Trust.
(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
Name*	Position with Underwriter	Positions with Fund
Stephen Kyllo	President, Chief Operating Officer, Director, and Chief Compliance Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White**	Secretary	None
Brian Schell	Vice President and Treasurer	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
12

Name*	Position with Underwriter	Positions with Fund
Terence Dignan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None
Eric Theroff	Assistant Secretary	None
*
Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**
The principal business address for Mr. White is 4 Times Square, New York, New York 10036.
(c) None.
Item 33. Location of Accounts and Records
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:
(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10007
(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Adviser or Sub-Administrator:
J.P. Morgan Chase Bank, N.A.
70 Fargo Street
Boston, MA 02210
Equitable Investment Management, LLC*
1345 Avenue of the Americas
New York, NY 10105
(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser or Sub-Advisers:
American Century Investment Management, Inc.
4500 Main Street
Kansas City, MO 64111
Equitable Investment Management, LLC*
1345 Avenue of the Americas
New York, NY 10105
AXA Investment Managers US Inc.
400 Atlantic Street, Suite 1000
Stamford, CT 06901
Brandywine Global
1735 Market Street, Ste. 1800
Philadelphia, PA 19103
GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580
Essex Investment Management Company, LLC
125 High Street
Suite 1803
Boston, MA 02110
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111
(d) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(c) and 31a-1(d), the required books and records are currently maintained at the offices of the Registrant’s Distributor:
ALPS Distributors, Inc.
1290 Broadway, Suite # 1000
Denver, CO 80203
(e) With respect to Rules 31a-1(a), 31a-1(b)(1), (2), the required books and records are currently maintained at the offices of the Registrant’s Transfer Agent:
13

SS&C GIDS, Inc. (formerly known as DST Asset Manager Solutions, Inc.)
2000 Crown Colony Drive
Quincy, MA 02169
Item 34.  Management Services
None.
Item 35.  Undertakings
Inapplicable.

*
Equitable Investment Management, LLC may maintain certain books and records at offsite storage facilities, including: Access Storage locations, 2010 Route 57 West, Franklin, NJ 07882, 2067 Route 57 East, Franklin Twp, NJ 07882, 180 Moody Road, Enfield, CT 06082, 199 South Street, West Pittson, PA 18643, 2 Lakeside Drive, Delano, PA 18220 and 100 Ernie Preate Drive, Moosic, PA 18507.
14

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 22nd day of February, 2024.
1290 FUNDS
By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, President and Chief Executive Officer
Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Steven M. Joenk	Trustee, President and Chief Executive Officer	February 22, 2024
Steven M. Joenk
/s/ Gary S. Schpero*	Chairman of the Board	February 22, 2024
Gary S. Schpero
/s/ Mark A. Barnard*	Trustee	February 22, 2024
Mark A. Barnard
/s/ Michael Clement*	Trustee	February 22, 2024
Michael Clement
/s/ Donald E. Foley*	Trustee	February 22, 2024
Donald E. Foley
/s/ Marcia Haydel*	Trustee	February 22, 2024
Marcia Haydel
/s/ Kimberly Thompson Laughton*	Trustee	February 22, 2024
Kimberly Thompson Laughton
/s/ H. Thomas McMeekin*	Trustee	February 22, 2024
H. Thomas McMeekin
/s/ Kathleen Stephansen*	Trustee	February 22, 2024
Kathleen Stephansen
/s/ Patricia Haverland*	Trustee	February 22, 2024
Patricia Haverland
/s/ Jeffery Perry*	Trustee	February 22, 2024
Jeffery Perry
/s/ Brian E. Walsh	Treasurer and Chief Financial Officer (Chief Accounting Officer)	February 22 2024
Brian E. Walsh

* By:	/s/ Steven M. Joenk
Steven M. Joenk (Attorney-in-Fact)
15